UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	Bell, Boyd & Lloyd LLP
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

ITEM 1. REPORTS TO STOCKHOLDERS.

December 31, 2008

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

Institutional Shares

Class R-1, R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Income Fund

State Farm LifePath 2010® Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

State Farm LifePath 2050® Fund

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com**®, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. A Fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust (the “Trust”).

The Trust offers Class A, Class B, Legacy Class A, Legacy Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A, Class B, Legacy Class A and Legacy Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2008 for the State Farm Mutual Fund Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for Funds offered by the Trust, factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2008 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2008, the financial markets experienced significant levels of price volatility with major equity market indices declining over 33% and major fixed income markets generating a range of small positive to negative total returns.

In the U.S., equity markets struggled and posted negative total returns for 2008, driven by many factors, including continued deterioration in the housing market, a broad decline in corporate earnings, concerns regarding potential consumer and corporate credit defaults, and significant failures in the U.S. financial system. The U.S. government initiated a number of wide-ranging programs in an effort to help stabilize the financial markets following the failure of several large financial institutions, including Lehman Brothers Inc. in September 2008. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% as of January 2008 to a target range of 0.00% to 0.25% by December 2008. For the year ended December 31, 2008, large cap stocks (as represented by the S&P 500® Index1) and small cap stocks (as represented by the Russell 2000® Index2) returned
-37.00% and -33.79%, respectively.

All ten of the S&P 500 market sectors posted double-digit negative total returns for the year ended December 31, 2008. The Financials sector – the fourth largest weighted market sector representing 13.3% of the S&P 500 Index – performed the worst, declining -56.95% for the year. The Materials, Information Technology, and Industrials sectors also posted losses in excess of the overall Index average with declines of -47.05%, -43.68%, and -41.52%, respectively. The Consumer Staples, Health Care, and Utilities sectors performed better than the overall Index average, but also posted negative total returns for the period of -17.66%, -24.48%, and -31.55%, respectively3.

International equities markets, as represented by the MSCI EAFE Free® Index were also weak, declining -43.38% for the year. Within the MSCI EAFE Free Index, developed European markets like Ireland and Austria performed the worst, declining -72.74%

[1]

Source: Standard and Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]	Source: Standard and Poor’s.

and -68.96%, respectively, in U.S. dollar terms. Meanwhile, Japan – the largest country weighting in the Index at 24.80% – was the best performing country in the Index for the year, declining -30.5% in U.S. dollar terms. Stock market performance in emerging market countries also suffered during the period with the MSCI Emerging Markets Index posting a negative total return of -54.5% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries advanced during the 12-month period ended December 31, 2008, as the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. The yield on 10-year U.S. Treasuries rose from 3.91% on January 2, 2008 to a peak of 4.27% on June 13, 2008 before declining 202 basis points to end at 2.25% on December 31, 2008. Short-term yields experienced an even more dramatic move down, with 3-month U.S. Treasury yields declining 316 basis points from a peak of 3.27% on January 7, 2008 to only 0.11% on December 31, 20085. Among major fixed income indices, the Barclays Capital U.S. Aggregate Bond Index had a total return of 5.24% for the year ended December 31, 2008, while the Barclays Capital Municipal Bond Index posted a negative total return of -2.47% for the same time period6.

State Farm Investment Management Corp. remains committed to a disciplined, long-term approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.

The past year has been very challenging even for the most experienced investors. However, we believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success. In uncertain times such as these, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds® team, thank you for your continued business and allowing us to help serve your investment needs.

Sincerely,

Colleen Van Dyke

Vice President

State Farm Investment Management Corp.

[4]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[5]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]

The Barclays Capital U.S. Aggregate Bond Index and Barclays Capital Municipal Bond Index returns provided by Barclays Capital Inc. The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective September 2, 2008, Capital Guardian Trust Company ceased serving as investment sub-adviser to the State Farm Equity Fund (the “Fund”) and Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) began serving as co-investment sub-advisers to the Fund. Bridgeway and Westwood each manages approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers, the benchmark for the Fund was changed from the Russell 1000® Value Index to the S&P 500 Index at that time.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over –53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

For the year ended December 31, 2008, the S&P 500 produced a total return of -37.00%. All ten of the industry sectors in the S&P 500 Index finished the year with double-digit negative returns ranging from -56.95% to -17.66%. Information Technology, which was the largest sector within the S&P 500 Index at the end of the year, was down
-43.68%.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of -36.85%, which slightly outperformed growth stocks, as represented by the Russell 1000® Growth Index, which experienced a total return of
-38.44%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm Equity Fund had a total return of -41.54% (without sales charges) compared to a -37.00% return for the S&P 500 Index and a -36.85% return for the Russell 1000 Value Index over the same timeframe. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser, Capital Guardian, the Fund’s performance struggled during the time period of January 1, 2008 through August 31, 2008 with a total return without sales charges for Legacy Class A shares of
-16.97% (returns for the Fund’s other share classes may be greater than or less than that for Legacy Class A shares) compared to a return of -12.42% for the Russell 1000 Value Index over the same time period.

For most of the reporting period and under the guidance of Capital Guardian, the primary reasons for the Fund’s underperformance relative to the Russell 1000 Value Index were due to the Fund’s overweight position and stock selection in the Financials sector. Financials was the largest sector in the Russell 1000 Value Index and was down
-24.00% as of August 31, 2008. As of August 31, 2008, Financials represented 29.23% of the Fund’s total assets versus 27.47% for the Index. Among other factors, the Financials sector was negatively impacted by rising concerns of credit defaults and a subsequent tightening of credit markets. Seven of the ten largest detractors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe were in the Financials sector as follows:

Holding	Fund Weighting (% of total assets as of August 31, 2008)	% Loss (as of August 31, 2008)
American International Group Inc.	2.13%	-63%
Wachovia Corp.	1.81%	-57%
Lehman Brothers Holdings Inc.	0.88%	-75%
XL Capital Ltd.	1.03%	-59%
Washington Mutual Inc.	1.04%	-70%
Federal Home Loan Mortgage Co.	0.53%	-83%
American Capital Ltd.	1.80%	-29%

Upon the change in sub-advisers effective September 2, 2008, all of the above listed Financials holdings were liquidated from the Fund.

The Fund was also negatively impacted by its underweight position in the Energy sector through August 31, 2008. As of August 31, 2008, the Fund’s weighting in the Energy sector was 8.42% of total assets vs. 17.09% for the Russell 1000 Value Index. Although the Energy sector posted a loss of over -6% during January 1, 2008 through August 31, 2008, it outperformed most sectors within the Russell 1000 Value Index during that same timeframe.

As discussed above, the Financials sector was an overall detractor to Capital Guardian’s performance. However, Financial holdings Hudson City Bancorp Inc. (2.62% of total assets as of August 31, 2008) and Wells Fargo & Co. (2.27% of total assets as of August 31, 2008) were also among the largest contributors to Capital Guardian’s performance, gaining 25% and 4%, respectively, during the January 1, 2008 through August 31, 2008 timeframe. Other top contributors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe included Southwest Airlines Co. (1.03% of total asset as of August 31, 2008) and Lowe’s Companies Inc. (1.53% of total assets as of August 31, 2008) which gained 25% and 10%, respectively.

Effective September 2, 2008, Bridgeway and Westwood began serving as co-investment sub-advisers to the Fund. Under the guidance of Bridgeway and Westwood, the composition of the Fund’s portfolio changed dramatically. Beginning September 2, 2008, securities within the portfolio (except for securities amounting to approximately 15% of the market value of the Fund at the time of transition) were liquidated and the proceeds were re-invested in equity securities issued by large-cap companies chosen by Bridgeway and Westwood. The reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 143% for 2008. Effective with the change in sub-advisers on September 2, 2008, the benchmark for the Fund was changed from the Russell 1000 Value Index to the S&P 500 Index at that time.

For the period September 2, 2008 through December 31, 2008, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of -31.75% and -21.22%, respectively, compared to a -28.90% return for the S&P 500 Index over the same time period. The discussions below concerning the performance of individual investments made by Bridgeway and Westwood, reflect the performance of the individual security while held in the Fund’s portfolio, although a security may have been purchased at any time during the period September 2, 2008 through December 31, 2008.

Bridgeway Capital Management, Inc. (46.42% of the Fund’s total assets)

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Bridgeway’s performance came primarily from the Energy (8.95% of Bridgeway’s total assets), Materials & Processes (5.90% of Bridgeway’s total assets), and Industrials (14.73% of Bridgeway’s total assets) sectors. Within the Energy sector, Transocean Ltd. (1.06% of Bridgeway’s total assets) and Massey Energy Co. (0.77% of Bridgeway’s total assets) were the two largest detractors to Bridgeway’s performance with declines of -62% and -72%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, Diamond Offshore Drilling Inc. (1.31% of Bridgeway’s total assets), which declined -42% during the time period of September 2, 2008 through December 31, 2008, was also among the largest detractors to Bridgeway’s performance. Within the Materials & Processes sector, Potash Corp of Saskatchewan Inc. (1.38% of Bridgeway’s total assets), CF Industries Holdings Inc. (1.21% of Bridgeway’s total assets), and Cliffs Natural Resources Inc. (0.80% of Bridgeway’s total assets), were all major detractors to Bridgeway’s performance with losses of -52%, -60%, and -68%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Fund, steel related companies held in Bridgeway’s portion of the Fund’s portfolio, including United States Steel Corp. and Gerdau Ameristeel Corp. within the Materials & Processes sector, were detractors to the performance of Bridgeway’s portion of the portfolio. Within the Industrials sector, Union Pacific Corp. (1.90% of Bridgeway’s total assets) and Bucyrus International Inc. (0.46% of Bridgeway’s total assets) were also major detractors to Bridgeway’s performance losing
-37% and -64%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Fund, Industrials holding, Kansas City Southern, within Bridgeway’s portion of the Fund’s portfolio, was also a detractor to performance.

During the time period of September 2, 2008 through December 31, 2008, Bridgeway achieved the greatest contribution to returns primarily from the Health Care sector (24.56% of Bridgeway’s total assets), as Amgen Inc. (2.04% of Bridgeway’s total assets) and Bristol-Myers Squibb Co. (3.38% of Bridgeway’s total assets) posted gains of 15% and 13%, respectively. Also during this time period, Gilead Sciences Inc. (1.58% of Bridgeway’s total assets) was added to Bridgeway’s portion of the Fund’s portfolio and was among Bridgeway’s largest contributors to performance with a gain of 6%. As discussed above, the Industrials sector was an overall detractor to Bridgeway’s performance. However, Industrials holdings CH Robinson Worldwide Inc. (1.08% of Bridgeway’s total assets) and Dun & Bradstreet Corp. (1.01% of Bridgeway’s total assets) were also among the largest contributors to Bridgeway’s performance, gaining 8% and 4%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. Within the Consumer Discretionary sector (9.25% of Bridgeway’s total assets), Family Dollar Stores Inc. (1.02% of Bridgeway’s total assets) gained 6% and was also among Bridgeway’s largest contributors to performance during the September 2, 2008 through December 31, 2008 timeframe.

Westwood Management Corp. (53.58% of the Fund’s total assets)

Among Westwood’s largest contributions to returns during the September 2, 2008 through December 31, 2008 timeframe were holdings within the Consumer Discretionary (7.28% of Westwood’s total assets) and Consumer Staples (12.77% of Westwood’s total assets) sectors. Within the Consumer Discretionary sector, McDonald’s Corp. (2.46% of Westwood’s total assets) was the largest contributor to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 13%. McDonald’s Corp. is also the Fund’s largest holding (2.66% of the Fund’s total net assets). Within the Consumer Staples sector, Wal-Mart Stores Inc. (2.53% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%. Wal-Mart Stores Inc. is the Fund’s eighth largest holding (1.90% of the Fund’s total net assets). As discussed below, the Financials sector was an overall detractor to Westwood’s performance. However, Financials holdings ACE Ltd. (2.61% of Westwood’s total assets) and Travelers Companies Inc. (1.30% of Westwood’s total assets) were also among the largest contributors to Westwood’s performance, gaining 4% and 9%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being completely sold from the Fund, U.S. Bancorp was also a positive contributor within Westwood’s portion of the Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.75% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%.

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Westwood’s performance came primarily from the Financials (18.60% of Westwood’s total assets) and Energy (14.46% of Westwood’s total assets) sectors. Six of the top ten detractors to Westwood’s performance were companies within the Financial sector. However, the largest detractor to Westwood’s performance came from Materials and Processes holding, Freeport-McMoRan Copper & Gold Inc., before being completely sold from Westwood’s portion of the Fund’s portfolio. Within the Financial sector, Bank of

America Corp. (2.36% of Westwood’s total assets), MetLife Inc. (1.12% of Westwood’s total assets), State Street Corp. (2.54% of Westwood’s total assets), PNC Financial Services Group Inc. (2.58% of Westwood’s total assets), and Franklin Resources Inc. (1.22% of Westwood’s total assets) were all major detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with losses of -44%, -23%, -34%,
-30%, and -30%, respectively. In addition, before being sold completely from Westwood’s portion of the Fund’s portfolio, Citigroup Inc. within the Financials sector, was a detractor to the performance of Westwood’s portion of the Fund. Within the Energy sector, Transocean Ltd. and XTO Energy Inc. were among the largest detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe before being sold completely from the Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on pages 178-179.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over -53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

For the year ended December 31, 2008, the Russell 2500 Index posted a total return of -36.79%

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. As of December 31, 2008, the market capitalization of the Russell Midcap Index ranged from $0.02 to $14.9 billion.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2008 with a total return of -45.94% without sales charges for the 12 month period. The Fund underperformed the -36.79% total return of the Russell 2500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary contributor to the underperformance of the Fund was the -46.98% portfolio return (before fees and expenses) produced by Rainier, which was hampered by weakness in the Industrials and Energy sectors. Meanwhile, Bridgeway also underperformed the Index with a portfolio return of -42.99% (before fees and expenses).

Rainier Investment Management, Inc. (48.88% of the Fund’s total assets)

During the year, the largest detractors to Rainier’s performance came primarily from the Industrials (14.54% of Rainier’s total assets) and Energy (6.73% of Rainier’s total assets) sectors. Four of the top ten detractors were companies within the Industrials sector. Within this sector, McDermott International Inc. (0.90% of Rainier’s total assets), BE Aerospace Inc. (0.91% of Rainier’s total assets), Precision Castparts Corp. (2.08% of Rainier’s total assets), and Bucyrus International Inc. (0.97% of Rainier’s total assets) were all major detractors with losses of -83%, -85%, -57%, and -63%, respectively for the year. Precision Castparts Corp. is also the Fund’s ninth largest holding (1.02% of the Fund’s total net assets). Three of the top ten detractors were companies within the Energy sector. Within this sector, Pioneer Natural Resources Co. (1.24% of Rainier’s total assets) and Whiting Petroleum Corp. (1.72% of Rainier’s total assets) declined -67% and -42%, respectively. Quicksilver Resources Inc. was an additional Energy company that was a major detractor to Rainier’s performance during 2008 before being sold completely from the Fund. Transocean Ltd. (2.06% of Rainier’s total assets), which was newly purchased by Rainier during 2008, was also among the largest detractors to performance during the year. Transocean Ltd. is also the Fund’s tenth largest holding (1.01% of the Fund’s total net assets).

Rainier achieved the greatest contribution to returns primarily from the Health Care (13.07% of Rainier’s total assets) sector. However, the largest contributor to Rainier’s performance came from Energy holding, Petrohawk Energy Corp., which was sold completely from the Fund during the year. Within the Health Care sector, Rainier’s focus has been in the area of specialty pharmaceuticals, where companies with new product offerings, such as Cephalon Inc. (1.96% of Rainier’s total assets) experienced positive earnings growth and produced a gain of 7% for the year.

Bridgeway Capital Management, Inc. (51.12% of the Fund’s total assets)

During the year, the largest detractors to Bridgeway’s performance came primarily from the Industrials (20.09% of Bridgeway’s total assets), Materials & Processes (11.65% of Bridgeway’s total assets) and Energy (10.44% of Bridgeway’s total assets) sectors. Four of the top ten detractors were companies within the Materials & Processes sector. However, the largest detractor to Bridgeway’s performance came from Industrials holding, M&F Worldwide Corp. (1.03% of Bridgeway’s total assets), which declined - 71% during the year. Within the Materials & Processes sector, LSB Industries Inc. (0.64% of Bridgeway’s total assets), Terra Industries Inc. (1.48% of Bridgeway’s total assets), and Cliffs Natural Resources Inc. (1.41% of Bridgeway’s total assets), were all major detractors with losses of -71%, -65%, and -49%, respectively during the year. In addition, before being sold completely from the Fund during 2008, several steel related companies held in Bridgeway’s portion of the Fund’s portfolio, including AK Steel Holding Corp., Steel Dynamics Inc., and Olympic Steel Inc. performed poorly within the Materials & Processes sector with losses of -69%, -69%, and -67%, respectively. Within the Energy sector, Hornbeck Offshore Services Inc. (1.25% of Bridgeway’s total assets) was also a major detractor to Bridgeway’s performance with a loss of -64%. McMoRan Exploration Co. (1.03% of Bridgeway’s total assets), which was newly purchased by Bridgeway during 2008, was also among the largest detractors to performance during the year.

Bridgeway achieved the greatest contribution to returns from the Financial Services sector (12.58% of Bridgeway’s total assets), as Amerisafe Inc. (3.33% of Bridgeway’s total assets) and American Physicians Capital Inc. (2.33% of Bridgeway’s total assets) each posted gains of 32% and 16% during the year, respectively. Amerisafe Inc. was the Fund’s overall largest holding (1.71% of the Fund’s total net assets) while American Physicians Capital Inc. was the Fund’s overall fourth largest holding (1.20% of the Fund’s total net assets). As discussed above, the Industrials sector was an overall detractor to Bridgeway’s performance. However, there were several Industrials companies that were new purchases by Bridgeway in 2008 and were among the largest contributors to Bridgeway’s performance during the year including: GrafTech International Ltd. (1.48% of Bridgeway’s total assets), VSE Corp. (1.18% of Bridgeway’s total assets), TAL International Group (1.09% of Bridgeway’s total assets), and Briggs & Stratton Corp. (1.16% of Bridgeway’s total assets). Superior Essex Inc. was another Industrials company that was among Bridgeway’s largest contributors to performance before being sold completely from the Fund during 2008. The Fund’s fifth largest holding, Rock-Tenn Co. Class A (1.09% of the Fund’s total net assets), was also a positive contributor to Bridgeway’s performance with a gain of 36% during the year.

Financial highlights for this Fund can be found on pages 180-181.

State Farm International Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective September 2, 2008, Capital Guardian Trust Company (“Capital Guardian”) ceased serving as investment sub-adviser to the State Farm International Equity Fund (the “Fund”) and Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”) began serving as co-investment sub-advisers to the Fund. Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers, the benchmark for the Fund was changed from the MSCI EAFE Free Index to the MSCI All Country World Index (ACWI) ex-U.S. Index at that time.

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2008, the Fund had 15.68% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the MSCI ACWI ex-U.S. Index, had a total return of -45.53% for the reporting period, underperforming U.S. equity markets. Several factors, including deteriorating global economic growth, a decline in global housing prices that contributed to credit concerns across all geographic regions, financial company failures across the globe related to the housing crisis, government interventions in various countries to help stabilize the financial markets, declining exports to the U.S., and decreasing commodity prices which particularly hurt emerging markets (whose economies have greater economic sensitivity to commodity prices), coupled with an appreciating U.S. dollar, helped to push the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, the global credit crisis, interest rates, and the rise of the U.S. dollar continued to generate headlines during the year. Oil prices began the period at around $96/barrel and touched highs of over $145/barrel in mid-July before falling sharply to approximately $45/barrel by the end of December 2008, for a decline of over -53% for the 12-month period.

Meanwhile, with rising concerns of credit defaults and the general tightening of credit, the Federal Reserve lowered the U.S. Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. In Europe and Japan, short-term interest rates were reduced during the year to help improve liquidity in their economies. The European Central Bank lowered its benchmark interest rate three times from 4.25% in October 2008 to 2.50% by the end of December 2008. The Bank of Japan decreased its short-term rate twice from 0.5% in January 2008 to 0.1% by the end of December 2008. Similarly, the Bank of England decreased short-term rates five times from 5.50% in January 2008 to 2.00% by the end of December 2008.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 12 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2008, Legacy Class A shares of the State Farm International Equity Fund had a total return of -47.04% (without sales charges) compared to a -45.53% total return for the MSCI ACWI ex-U.S. Index and a -43.38% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2008, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2008, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser, Capital Guardian, the Fund’s performance declined during the time period of January 1, 2008, through August 31, 2008, with a total return without sales charges for Legacy Class A shares of
-19.49% (returns for the Fund’s other share classes may be greater than or less than that for Legacy Class A shares) compared to a total return of -17.31% for the MSCI EAFE Free Index over the same time period.

For most of the reporting period and under the guidance of Capital Guardian, the primary reasons for the Fund’s underperformance relative to the MSCI EAFE Free Index were due to the Fund’s negative stock selection in Japan and France and in the Consumer Discretionary sector.

From an individual security perspective, the Japanese telecommunication services company, Softbank Corp. (2.24% of total assets as of August 31, 2008), was the largest detractor to performance, declining -19% during the January 1, 2008, through August 31, 2008, timeframe. The next two largest detractors to performance were the French industrial company, Bouygues (1.66% of total assets as of August 31, 2008), and the U.K. financial company, Royal Bank of Scotland (0.79% of total assets as of August 31, 2008), which declined -25% and -40%, respectively, during the January 1, 2008, through August 31, 2008, period. Within the Consumer Discretionary sector, Daimler AG (0.74% of total assets as of August 31, 2008), was the largest detractor to returns, declining -37% during the January 1, 2008, through August 31, 2008, timeframe.

From a country perspective and for the January 1, 2008, through August 31, 2008, timeframe, the Fund achieved the largest positive contribution from Canadian securities, which posted a gain of over 3%. Positive stock selection in Canadian securities was the primary factor. As of August 31, 2008, Canadian securities represented 9.65% of total assets compared to the MSCI EAFE Free Index which did not contain any Canadian securities. Two of the Fund’s top five contributors to performance were Canadian companies: Potash Corp. of Saskatchewan (3.08% of total assets as of August 31, 2008) and Canadian Natural Resources Ltd. (1.31% of total assets as of August 31, 2008), which gained 20% and 15%, respectively, during the January 1, 2008, through August 31, 2008, timeframe.

Effective September 2, 2008, Marsico and Northern Cross began serving as co-investment sub-advisers to the Fund. Under the guidance of Marsico and Northern Cross, the composition of the Fund’s portfolio changed dramatically. Beginning September 2, 2008, securities within the portfolio (except for securities amounting to approximately 20% of the market value of the Fund at the time of transition) were liquidated and the proceeds were re-invested in equity securities issued primarily by foreign companies chosen by Marsico and Northern Cross. The reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 154% for 2008. Effective with the change in sub-advisers on September 2, 2008, the benchmark for the Fund was changed from the MSCI EAFE Free Index to the MSCI All Country World Index (ACWI) ex-U.S. Index at that time.

For the period September 2, 2008, through December 31, 2008, Marsico and Northern Cross generated portfolio returns (before fees and expenses) of -33.40% and -26.07%, respectively, compared to a -32.64% return for the MSCI ACWI ex-U.S. Index over the same time period. The discussions below concerning the performance of individual investments made by Marsico and Northern Cross, reflect the performance of the individual security in U.S. dollars while held in the Fund’s portfolio, although a security may have been purchased at any time during the period September 2, 2008, through December 31, 2008.

Marsico Capital Management, Inc. (46.94% of the Fund’s total assets)

During the time period of September 2, 2008, through December 31, 2008, the largest detractor to Marsico’s performance came from Las Vegas Sands Corp. (0.94% of Marsico’s total assets), which declined -86% during the period. The next two largest detractors were All America Latina Logistica and Deutsche Bank, which declined -72% and -66%, respectively, before being sold by Marsico during the period. Among the remaining top 5 detractors to Marsico’s performance, Gafisa SA (0.70% of Marsico’s total assets) and Compagnie Generale de Geophysique Veritas (0.77% of Marsico’s total assets) declined -66% and -58%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

During the time period of September 2, 2008, through December 31, 2008, the largest positive contributor to Marsico’s performance came from Vodafone Group PLC (2.12% of Marsico’s total assets), which gained 18%. Hitachi Construction Machinery Co. Ltd gained 17% before being sold by Marsico during the period. Among the remaining top 5 contributors to Marsico’s performance, Industrial and Commercial Bank of China (0.92% of Marsico’s total assets), BMW AG (0.98% of Marsico’s total assets), and Telefonica SA (2.20% of Marsico’s total assets), rose 15%, 14%, and 12%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

Northern Cross, LLC (53.06% of the Fund’s total assets)

During the time period of September 2, 2008, through December 31, 2008, the largest positive contributor to Northern Cross’ performance came from Veolia Environnement (1.18% of Northern Cross’ total assets), which gained 29%. AngloGold Ashanti Ltd. (0.73% of Northern Cross’ total assets), Sumitomo Trust & Banking Co. Ltd. (1.78% of Northern Cross’ total assets) and France Telecom SA (1.37% of Northern Cross’ total assets) increased 15%, 5%, and 1%, respectively, during the September 2, 2008, through December 31, 2008, timeframe. Among the remaining top 5 contributors to Northern Cross’ performance, Fanuc Ltd. (2.08% of Northern Cross’ total assets) declined -2% during the period.

During the time period of September 2, 2008, through December 31, 2008, the largest detractor to Northern Cross’ performance came from Petroleo Brasileiro SA Preferred (2.48% of Northern Cross’ total assets), which declined
-47% during the period. The next two largest detractors were Commerzbank AG (0.87% of Northern Cross’ total assets) and Banco Bradesco SA Preferred (1.59% of Northern Cross’ total assets), which declined -61% and -45%, respectively, during the same period. Among the remaining top 5 detractors to Northern Cross’ performance, ABB Ltd (2.31% of Northern Cross’ total assets) and BNP Paribas (1.10% of Northern Cross’ total assets) declined -34% and
-51%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

Financial highlights for this Fund can be found on pages 182-183.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors, including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00 to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over –53% for the 12-month period.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of -37.46% without sales charges compared to a -37.00% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2008, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of -37.00%. All ten of the Index’s sectors posted losses for the year.

Sector	Index Weighting (as of December 31, 2008)	Loss for Year
Information Technology	15.30%	-44%
Health Care	14.76%	-24%
Energy	13.31%	-36%
Financials	13.29%	-57%
Consumer Staples	12.85%	-18%
Industrials	11.06%	-42%
Consumer Discretionary	8.38%	-35%
Utilities	4.23%	-32%
Telecommunication Services	3.83%	-34%
Materials	2.99%	-47%

Of the Fund’s top ten holdings, only number eight holding Wal-Mart Stores, Inc. (1.54% of total net assets) finished the year with a gain, up 18%.

The biggest detractors among the top ten holdings were number three General Electric Co. (2.09% of total net assets) and number seven Microsoft Corp. (1.83% of total net assets), with price declines of -56% and -45%, respectively. While Financials was the hardest hit sector in 2008, number ten holding JPMorgan Chase & Co. (1.45% of total net assets) held up relatively better than its sector peers, finishing 2008 with a price decline of -28% versus a decline of
-57% for the Financials sector of the S&P 500 Index.

The Fund’s number one and number six holdings, Exxon Mobil Corp. (5.00% of total net assets) and Chevron Corp. (1.85% of total net assets), were part of the Energy sector and in particular the Oil and Gas industry. The volatility of crude oil prices in 2008, as discussed earlier, was partially responsible for the price declines of -15% and -21%, respectively, of the two holdings.

Performance of the Fund’s remaining top ten holdings include number two Procter & Gamble Co. (2.27% of total net assets), number four AT&T, Inc. (2.07% of total net assets), number five Johnson & Johnson (2.04% of total net assets), and number nine Pfizer, Inc. (1.47% of total net assets) with price declines of -16%, -31%, -10%, and -22%, respectively.

Financial highlights for this Fund can be found on pages 184-185.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000®Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes struggled during 2008 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of -33.79%. In comparison, large capitalization stocks, as represented by the Russell 1000®Index, had a total return of -37.60% for the year.

The market environment was influenced by numerous factors, including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00 to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over -53% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of -34.53% without sales charges compared to a -33.79% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index for the year ended December 31, 2008, before fees and expenses that are not found within the Index.

Within the Russell 2000 Index, every major sector delivered negative performance results for the reporting period. Information Technology (15.81% Index weighting) endured the steepest sector decline within the Index, with a loss of

-42.41%. The Consumer Discretionary sector (10.97% Index weighting) also experienced a meaningful decline of

-40.69%. The Health Care sector (15.30% Index weighting) declined -27.75%, as did the Industrials sector (16.88% Index weighting) with a loss of -39.09%. The Financials sector (23.45% Index weighting), which represented the largest sector in the Index as of December 31, 2008, declined -25.12%.

Among the Fund’s ten largest holdings as of December 31, 2008, performance was mixed for the year. Number two holding Myriad Genetics Inc. (0.39% of total net assets) experienced a gain of 43% for the reporting period. Energy companies held the number five and ten spots in the top ten as Piedmont Natural Gas Co. (0.31% of total net assets) and Comstock Resources Inc. (0.28% of total net assets) also posted gains of 21% and 39%, respectively. Number four holding Waste Connections Inc. (0.33% of total net assets) was the only other top holding with a gain for the year, finishing up 2%.

Number nine holding ITC Holdings Corp. (0.28% of total net assets) declined the most among the Fund’s top ten holdings for the year with a price decline of -23%, followed by number eight holding Westar Energy Inc. (0.28% of total net assets) with a price decline of -21%. Number six holding Realty Income Corp. (0.31% of total net assets) and number seven holding OSI Pharmaceuticals Inc. (0.29% of total net assets) also finished the year with double-digit price declines of -14% and -20%, respectively. Number one holding Ralcorp Holdings Inc. (0.43% of total net assets) and number three holding Alexion Pharmaceuticals Inc. (0.36% of total net assets) finished the year with price declines of -4% and -4%, respectively.

The annual reconstitution of holdings within the Russell indices occurred on June 27, 2008. For the Index, the one-time 2008 reconstitution resulted in 236 companies being added to the Index while 187 companies were removed from the Index, a turnover of 17%.

Financial highlights for this Fund can be found on pages 186-187.

State Farm International Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period down with a total return of
-43.38%, underperforming U.S. equity markets. Several factors, including deteriorating global economic growth, a decline in global housing prices that contributed to credit concerns across all geographic regions, financial company failures across the globe related to the housing crisis, government interventions in various countries to help stabilize the financial markets, declining exports to the U.S., and decreasing commodity prices which particularly hurt emerging markets (whose economies have greater economic sensitivity to commodity prices), coupled with an appreciating dollar, helped to push the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve lowered the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

The economic slowdown in the United States spread to other economies around the world.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over -53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£. In contrast, the U.S. dollar decreased by 19% compared to the Japanese yen.

As economic growth and consumer spending declined in the United Kingdom, the Bank of England lowered short-term interest rates from its 5.50% rate at the beginning of 2008 to 2.00% as of December 31, 2008. The Bank of Japan cut its short-term rate from 0.50% at the beginning of the year to stand at 0.10% as of the end of December.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm International Index Fund had a total return of -42.55% without sales charges compared to a -43.38% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, every major industry sector declined during the reporting period. The Financials sector (22.63% Index weighting) endured a decline of -47.85% as the credit crisis deepened. Slower infrastructure demand across Europe and Japan contributed to negative performance within the Materials sector (7.85% Index weighting) and the Industrials sector (11.55% Index weighting), with losses of -50.20% and -39.62%, respectively. The Consumer Discretionary sector (9.60% Index weighting) also declined -38.73%. The Health Care sector (9.76% Index weighting) experienced the smallest relative sector decline of -17.47% among the market sectors.

In addition, all regions and countries within the Index declined during 2008. The European region of the Index had a relatively weaker year when compared to the Index’s Pacific region, suffering losses of -48.20% compared to
-37.91%. Of the top ten countries within the Index, the largest-weighted country Japan (24.80% Index weighting) had the smallest loss of -30.52% for the year.

The remaining top ten countries by Index weighting also suffered losses during 2008:

Country	2008 Index Weighting	2008 Loss
United Kingdom	21.70%	-50.56%
France	10.70%	-44.92%
Germany	8.20%	-47.24%
Switzerland	8.20%	-31.57%
Australia	5.90%	-52.30%
Spain	4.30%	-42.97%
Italy	3.60%	-52.10%
Netherlands	2.40%	-50.09%
Sweden	2.00%	-51.44%

Among the Fund’s ten largest holdings as of December 31, 2008, performance was negative for the reporting period. Number six holding Vodafone Group PLC (1.36% of total net assets) experienced the steepest price decline of -44%. Within the Financials sector, number three holding HSBC Holdings PLC (1.48% of total net assets) also logged a double-digit price decline of -42%. Within the Energy sector, the Fund’s number two holding BP PLC (1.82% of total net assets), number five holding Total SA (1.46% of total net assets), and number ten holding Royal Dutch Shell PLC (1.18% of total net assets) experienced price declines of -36%, -33%, and -37%, respectively. Number four holding Novartis AG (1.47% of total net assets) posted the smallest price decline among the ten largest holdings for the reporting period at -8%.

Rounding out the rest of the top ten holdings are number one holding Nestle SA (1.88% of total net assets), number seven holding Roche Holding AG (1.35% of total net assets), number eight holding GlaxoSmithKline PLC (1.22% of total net assets), and number nine holding Telefonica SA (1.19% of total net assets) with price declines of -11%,
-11%, -26%, and -31%, respectively.

Financial highlights for this Fund can be found on pages 188-189.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Effective September 2, 2008, Capital Guardian Trust Company (“Capital Guardian”) ceased serving as investment sub-adviser to the Equity Fund and Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) began serving as co-investment sub-advisers to the Equity Fund. Bridgeway and Westwood each manages approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

With the change in sub-advisers, the benchmark for the Equity Fund was changed from the Russell 1000® Value Index to the S&P 500 Index at that time. Likewise, effective September 2, 2008, the blended benchmark for the Equity & Bond Fund was changed from a combination of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index to a combination of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. These events and the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. In addition, the Federal Reserve acted to lower the Fed Funds Rate seven times throughout the year.

For the year ended December 31, 2008, the S&P 500 produced a total return of -37.00%. All ten of the industry sectors in the S&P 500 Index finished the year with double-digit negative returns ranging from -56.95% to -17.66%. Information Technology, which was the largest sector within the S&P 500 Index at the end of the year, was down
-43.68%.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of -36.85%, which slightly outperformed growth stocks, as represented by the Russell 1000® Growth Index, which experienced a total return of
-38.44%.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over -53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the

U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

The Federal Reserve lowered the Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. During the 1-year period, interest rates across the entire maturity spectrum declined, with the short-end of the maturity curve experiencing a greater decline than the long-end of the maturity curve. For example, the yield on 3-month U.S. Treasuries declined 316 basis points from a peak of 3.27% on January 7, 2008, to only 0.11% on December 31, 2008. Comparably, the yield on 10-year U.S. Treasuries declined 202 basis points from a peak of 4.27% on June 13, 2008, to 2.25% on December 31, 2008.

Overall, for the year ended December 31, 2008, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries in the Barclays Capital U.S. Aggregate Bond Index. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 33.72% compared to a total return of 6.67% and 11.35% for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries in the Index, respectively. Among corporate bonds within the Index, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. The total return on 1-3 year corporate bonds in the Index and 5-7 year corporate bonds in the Index was -1.40% and -5.89% compared to a total return of - 7.42% for 7-10 year corporate bonds in the Index. From a credit standpoint within the Index, higher credit quality bonds outperformed relative to lower credit quality bonds during the year. Among Aaa-rated securities, the total return was 8.08% versus -5.23% and -8.90% for A-rated and Baa-rated securities in the Index, respectively1.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of -25.57% (without sales charges). Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The former blended benchmark used prior to September 2, 2008, was a combination of 60% Russell 1000® Value Index and 40% Barclays Capital U.S. Aggregate Bond Index (rebalanced on a monthly basis). Effective September 2, 2008, the blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total returns of the former blended benchmark and the blended benchmark that was effective September 2, 2008, were -21.96% and -22.06%, respectively, for the 1-year period ended December 31, 2008. The line graphs and tables below provide additional perspective on the Fund’s long term results.

[1]	Source: LehmanLive®

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

The Former Blended Benchmark used prior to the portfolio transition on September 2, 2008 consisted of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Former Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Former Blended Benchmark.

[3]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

The Former Blended Benchmark used prior to the portfolio transition on September 2, 2008 consisted of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Former Blended Benchmark doesn’t reflect any expenses. It is not possible to invest directly in an index or the Former Blended Benchmark.

[3]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional shares class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2008, Institutional shares of the Equity Fund and the Bond Fund returned
-41.28% and 2.66% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

Under the former sub-adviser, Capital Guardian, the Equity Fund’s performance struggled during the time period of January 1, 2008 through August 31, 2008 with a total return for the Equity Fund’s Institutional shares class of -16.84% compared to a return of -12.42% for the Russell 1000 Value Index over the same time period.

For most of the reporting period and under the guidance of Capital Guardian, the primary reasons for the Equity Fund’s underperformance relative to the Russell 1000 Value Index were due to the Equity Fund’s overweight position and stock selection in the Financials sector. Financials was the largest sector in the Russell 1000 Value Index and was down - 24.00% as of August 31, 2008. As of August 31, 2008, Financials represented 29.23% of the Equity Fund’s total assets versus 27.47% for the Russell 1000 Value Index. Among other factors, the Financials sector was negatively impacted by rising concerns of credit defaults and a subsequent tightening of credit markets. Seven of the ten largest detractors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe were in the Financials sector as follows:

Holding	Equity Fund Weighting (% of the Equity Fund’s total assets as of August 31, 2008)	% Loss (as of August 31, 2008)
American International Group Inc.	2.13%	-63%
Wachovia Corp.	1.81%	-57%
Lehman Brothers Holdings Inc.	0.88%	-75%
XL Capital Ltd.	1.03%	-59%
Washington Mutual Inc.	1.04%	-70%
Federal Home Loan Mortgage Co.	0.53%	-83%
American Capital Ltd.	1.80%	-29%

Upon the change in sub-advisers effective September 2, 2008, all of the above listed Financials holdings were liquidated from the Equity Fund.

The Equity Fund was also negatively impacted by its underweight position in the Energy sector through August 31, 2008. As of August 31, 2008, the Equity Fund’s weighting in the Energy sector was 8.42% of the Equity Fund’s total assets vs. 17.09% for the Russell 1000 Value Index. Although the Energy sector posted a loss of over -6% during January 1, 2008 through August 31, 2008, it outperformed most sectors within the Russell 1000 Value Index during that same timeframe.

As discussed above, the Financials sector was an overall detractor to Capital Guardian’s performance. However, Financial holdings Hudson City Bancorp Inc. (2.62% of the Equity Fund’s total assets as of August 31, 2008) and Wells Fargo & Co. (2.27% of the Equity Fund’s total assets as of August 31, 2008) were also among the largest contributors to Capital Guardian’s performance, gaining 25% and 4%, respectively, during the January 1, 2008 through August 31, 2008 timeframe. Other top contributors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe included Southwest Airlines Co. (1.03% of the Equity Fund’s total assets as of August 31, 2008) and Lowe’s Companies Inc. (1.53% of the Equity Fund’s total assets as of August 31, 2008) which gained 25% and 10%, respectively.

Effective September 2, 2008, Bridgeway and Westwood began serving as co-investment sub-advisers to the Equity Fund. Under the guidance of Bridgeway and Westwood, the composition of the Equity Fund’s portfolio changed dramatically. Beginning September 2, 2008, securities within the portfolio (except for securities amounting to approximately 15% of the market value of the Equity Fund at the time of transition) were liquidated and the proceeds were re-invested in equity securities issued by large-cap companies chosen by Bridgeway and Westwood. The reconstitution of the Equity Fund’s portfolio contributed to a higher than normal turnover rate of 143% for 2008. Effective with the change in sub-advisers on September 2, 2008, the benchmark for the Equity Fund was changed from the Russell 1000 Value Index to the S&P 500 Index at that time.

For the period September 2, 2008 through December 31, 2008, Bridgeway and Westwood generated portfolio returns within the Equity Fund (before fees and expenses) of -31.75% and -21.22%, respectively, compared to a -28.90% return for the S&P 500 Index over the same time period. The discussions below concerning the performance of individual investments made by Bridgeway and Westwood, reflect the performance of the individual security while held in the Equity Fund’s portfolio, although a security may have been purchased at any time during the period September 2, 2008 through December 31, 2008.

Bridgeway Capital Management, Inc. (46.42% of the Equity Fund’s total assets)

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Bridgeway’s performance came primarily from the Energy (8.95% of Bridgeway’s total assets), Materials & Processes (5.90% of Bridgeway’s total assets), and Industrials (14.73% of Bridgeway’s total assets) sectors. Within the Energy sector, Transocean Ltd. (1.06% of Bridgeway’s total assets) and Massey Energy Co. (0.77% of Bridgeway’s total assets) were the two largest detractors to Bridgeway’s performance with declines of -62% and -72%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, Diamond Offshore Drilling Inc. (1.31% of Bridgeway’s total assets), which declined -42% during the time period of September 2, 2008 through December 31, 2008, was also among the largest detractors to Bridgeway’s performance. Within the Materials & Processes sector, Potash Corp of Saskatchewan Inc. (1.38% of Bridgeway’s total assets), CF Industries Holdings Inc. (1.21% of Bridgeway’s total assets), and Cliffs Natural Resources Inc. (0.80% of Bridgeway’s total assets), were all major detractors to Bridgeway’s performance with losses of -52%, -60%, and -68%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Equity Fund, steel related companies held in Bridgeway’s portion of the Equity Fund’s portfolio, including United States Steel Corp. and Gerdau Ameristeel Corp. within the Materials & Processes sector, were detractors to the performance of Bridgeway’s portion of the Equity Fund’s portfolio. Within the Industrials sector, Union Pacific Corp. (1.90% of Bridgeway’s total assets) and Bucyrus International Inc. (0.46% of Bridgeway’s total assets) were also major detractors to Bridgeway’s performance losing -37% and -64%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Equity Fund, Industrials holding, Kansas City Southern, within Bridgeway’s portion of the Equity Fund’s portfolio, was also a detractor to performance.

During the time period of September 2, 2008 through December 31, 2008, Bridgeway achieved the greatest contribution to returns primarily from the Health Care sector (24.56% of Bridgeway’s total assets), as Amgen Inc. (2.04% of Bridgeway’s total assets) and Bristol-Myers Squibb Co. (3.38% of Bridgeway’s total assets) posted gains of 15% and 13%, respectively. Also during this time period, Gilead Sciences Inc. (1.58% of Bridgeway’s total assets) was added to Bridgeway’s portion of the Fund’s portfolio and was among Bridgeway’s largest contributors to performance with a gain of 6%. As discussed above, the Industrials sector was an overall detractor to Bridgeway’s performance. However, Industrials holdings CH Robinson Worldwide Inc. (1.08% of Bridgeway’s total assets) and Dun & Bradstreet Corp. (1.01% of Bridgeway’s total assets) were also among the largest contributors to Bridgeway’s performance, gaining 8% and 4%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. Within the Consumer Discretionary sector (9.25% of Bridgeway’s total assets), Family Dollar Stores Inc. (1.02% of Bridgeway’s total assets) gained 6% and was also among Bridgeway’s largest contributors to performance during the September 2, 2008 through December 31, 2008 timeframe.

Westwood Management Corp. (53.58% of the Equity Fund’s total assets)

Among Westwood’s largest contributions to returns during the September 2, 2008 through December 31, 2008 timeframe were holdings within the Consumer Discretionary (7.28% of Westwood’s total assets) and Consumer Staples (12.77% of Westwood’s total assets) sectors. Within the Consumer Discretionary sector, McDonald’s Corp. (2.46% of Westwood’s total assets) was the largest contributor to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 13%. McDonald’s Corp. is also the Equity Fund’s largest holding (2.66% of the Equity Fund’s total net assets). Within the Consumer Staples sector, Wal-Mart Stores Inc. (2.53% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%. Wal-Mart Stores Inc. is the Equity Fund’s eighth largest holding (1.90% of the Equity Fund’s total net assets). As discussed below, the Financials sector was an overall detractor to Westwood’s performance. However, Financials holdings ACE Ltd. (2.61% of Westwood’s total assets) and Travelers Companies Inc. (1.30% of Westwood’s total assets) were also among the largest contributors to Westwood’s performance, gaining 4% and 9%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being completely sold from the Equity Fund, U.S. Bancorp was also a positive contributor within Westwood’s portion of the Equity Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.75% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%.

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Westwood’s performance came primarily from the Financials (18.60% of Westwood’s total assets) and Energy (14.46% of Westwood’s total assets) sectors. Six of the top ten detractors to Westwood’s performance were companies within the Financial sector. However, the largest detractor to Westwood’s performance came from Materials and Processes holding, Freeport-McMoRan Copper & Gold Inc., before being completely sold from Westwood’s portion of the Equity Fund’s portfolio. Within the Financial sector, Bank of America Corp. (2.36% of Westwood’s total assets), MetLife Inc. (1.12% of Westwood’s total assets), State Street Corp. (2.54% of Westwood’s total assets), PNC Financial Services Group Inc. (2.58% of Westwood’s total assets), and Franklin Resources Inc. (1.22% of Westwood’s total assets) were all major detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with losses of
-44%, -23%, -34%, -30%, and -30%, respectively. In addition, before being sold completely from Westwood’s portion of the Equity Fund’s portfolio, Citigroup Inc. within the Financials sector, was a detractor to the performance of Westwood’s portion of the Equity Fund. Within the Energy sector, Transocean Ltd. and XTO Energy Inc. were among the largest detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe before being sold completely from Westwood’s portion of the Equity Fund’s portfolio.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The Bond Fund’s high credit quality orientation as well as positive returns in corporate bonds held in the Bond Fund and mortgage backed securities helped performance during the year. As of December 31, 2008, 80.14% of the Bond Fund’s total investments were invested in securities rated A1 or higher. Meanwhile, corporate bonds and mortgage backed securities totaled 60.44% and 26.05% of the Bond Fund’s total investments, respectively, at the end of the period.

The Bond Fund’s underweight position in U.S. Treasuries compared to the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”) hurt relative performance as total returns among U.S. Treasuries were the highest among all sectors within the Aggregate Bond Index. As of December 31, 2008, 1.59% of the Bond Fund’s total investments were in U.S. Treasury securities versus 25.07% for the Aggregate Bond Index.

In total, the Bond Fund’s underweight position in U.S. Treasuries relative to the Aggregate Bond Index along with expenses associated with the Bond Fund that are not within the Aggregate Bond Index, were the primary reasons that the Bond Fund underperformed the Aggregate Bond Index for the entire 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 3.57 years at the end of 2008, down from approximately 4.50 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on pages 190-191.

State Farm Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

The Federal Reserve lowered the Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. During the 1-year period, interest rates across the entire maturity spectrum declined, with the short-end of the maturity curve experiencing a greater decline than the long-end of the maturity curve. For example, the yield on 3-month U.S. Treasuries declined 316 basis points from a peak of 3.27% on January 7, 2008, to only 0.11% on December 31, 2008. Comparably, the yield on 10-year U.S. Treasuries declined 202 basis points from a peak of 4.27% on June 13, 2008, to 2.25% on December 31, 2008.

Throughout the 1-year period, investors were confronted with numerous economic events including continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. These events and the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower.

Overall, for the year ended December 31, 2008, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries in the Index. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 33.72% compared to a total return of 6.67% and 11.35% for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries in the Index, respectively. Among corporate bonds within the Index, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. The total return on 1-3 year corporate bonds in the Index and 5-7 year corporate bonds in the Index was -1.40% and
-5.89% compared to a total return of -7.42% for 7-10 year corporate bonds in the Index. From a credit standpoint within the Index, higher credit quality bonds outperformed relative to lower credit quality bonds during the year. Among Aaa-rated securities, the total return was 8.08% versus -5.23% and -8.90% for A-rated and Baa-rated securities in the Index, respectively1.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: LehmanLive®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm Bond Fund had a total return of 2.30% (without sales charges) compared to a return of 5.24% for the Barclays Capital U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B Shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s high credit quality orientation as well as positive returns in corporate bonds and mortgage backed securities held in the Fund helped performance during the year. As of December 31, 2008, 80.14% of the Fund’s total investments were invested in securities rated A1 or higher. Meanwhile, corporate bonds and mortgage backed securities totaled 60.44% and 26.05% of the Fund’s total investments, respectively, at the end of the period.

The Fund’s underweight position in U.S. Treasuries compared to the Index hurt relative performance as total returns among U.S. Treasuries were the highest among all sectors within the Index. As of December 31, 2008, 1.59% of the Fund’s total investments were in U.S. Treasury securities versus 25.07% for the Index.

In total, the Fund’s underweight position in U.S. Treasuries relative to the Index along with expenses associated with the Fund that are not within the Index, were the primary reasons that the Fund underperformed the Index for the
1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 3.57 years at the end of 2008, down from approximately 4.50 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this fund can be found on pages 192-193.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical elements to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent portfolio duration and interest rate exposure relative to the Fund’s benchmark – the Barclays Capital Municipal Bond Index (the “Index”). The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

From the beginning of the year through June 2008, municipal bond yields across the maturity spectrum rose while bonds posted modest total returns. In response to continued deterioration in the housing market, higher energy prices, and signs of a weakening economy, the Federal Reserve reduced the Fed Funds Rate four times from 4.25% as of January 1, 2008, down to 2.00% as of April 30, 2008.

During the summer months of 2008, both the equities and bond markets became increasingly more volatile as the ongoing credit crisis worsened and triggered wide ranging governmental actions in an attempt to help restore investor confidence and market stability. The month of September 2008 was especially volatile as investors were confronted with numerous economic events including: 1) mortgage finance lenders Fannie Mae and Freddie Mac going into conservatorship; 2) the bankruptcy of Lehman Brothers Inc.; 3) emergency funding provided to insurance giant AIG by the U.S. government; 4) the purchase of Merrill Lynch by Bank of America; 5) the announcement of the government’s Troubled Asset Relief Program (TARP) proposal; and 6) the House of Representatives initially voting down the TARP proposal. In addition, the housing market became increasingly weaker and commodity and energy prices suffered sharp declines. Against this backdrop, liquidity decreased and the economic outlook further deteriorated as interbank lending tightened.

With the increasing uncertainty within the credit markets and resulting “credit crunch”, the demand for relatively safer assets increased and investors flocked to U.S. Treasuries, driving prices higher and yields lower across all maturities. During this time, yields on short maturity municipal bonds fell slightly and prices increased modestly. Conversely, yields on intermediate and long-maturity municipal bonds increased and prices dropped as investors’ risk appetites diminished as concerns increased that a weakening economy may lead to budget deficits within state and local governments, hurting the credit quality of municipal debt. These factors helped to drive a widening of yield spreads of municipal bonds relative to U.S. Treasuries during the latter half of 2008.

The Federal Reserve responded to worsening market conditions with three additional Fed Funds Rate cuts during October through December 2008. During an emergency, unscheduled Federal Open Market Committee (FOMC) meeting on October 8, 2008, the Fed moved to cut the Fed Funds Rate by 0.50% from 2.00% to 1.50% to help thaw the frozen credit markets and inject liquidity into the financial markets. In late October the Fed reduced the Fed Funds Rate by another 0.50% to 1.00%. In December, the Fed elected to establish a target range for the Fed Funds Rate of 0.00% to 0.25%, which is where the rate ended as of December 31, 2008. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

From July through December, 2008, prices on longer maturity municipal bonds declined as yields increased. By December 31, 2008, according to Thomson Municipal Market Data, 20-year and 30-year AAA-rated municipal bonds yielded approximately 4.80% and 5.04%, respectively, up from roughly 4.53% and 4.74%, respectively, as of June 30, 2008. Meanwhile, yields on intermediate- and short-maturity AAA-rated municipal bonds moved lower during the latter half of 2008. Yields on 10-year AAA-rated municipal bonds declined approximately 38 basis points from 3.90% on June 30, 2008 to 3.52% on December 31, 2008 while yields on 5-year AAA-rated municipal bonds declined approximately 86 basis points from 3.33% on June 30, 2008 to 2.47% on December 31, 2008. Yields on 1-year AAA-rated municipal bonds also declined 85 basis points from 1.70% on June 30, 2008 to 0.85% on December 31, 2008.1

[1]

The Municipal Market Data yields represent a consensus scale for the municipal bond market compiled by Thomson Reuters. The yields are based on market participant opinion and vary from actual yields attained.

Given this view of the changes in the municipal bond market yield curve, short maturity bonds outperformed bonds with maturities beyond 8 years. Bonds with maturities 20 years and longer performed particularly poorly due to the increase in long-term interest rates and declining market liquidity.

From a credit standpoint, higher credit quality bonds outperformed low quality bonds over the reporting period.

As of December 31, 2008, the 4.80% yield on 20-year AAA-rated municipal bonds exceeded the 3.05% yield offered on comparable 20-year taxable U.S. Treasuries by 175 basis points1, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This comparison has been used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes Advanced Refund Bonds.

***	Seven securities were not rated by Moody’s. Two securities, representing 3.07% of total investments, were rated AAA by S&P. One security, representing 0.94% of total investments, was rated AA+ by S&P. One security, representing 0.79% of total investments, was rated AA by S&P. Three securities, representing 2.04% of total investments, were rated AA- by S&P.

[1]	Source: Thomson Reuters.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 1.88% (without sales charges) for the 12-month period ended December 31, 2008. This is compared to a -2.47% return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A and Class B shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Over the course of the reporting period, short- and intermediate-term interest rates were declining while longer-term rates were increasing. As a result, the Fund’s short and intermediate maturity orientation was a benefit with only 5.10% of total investments in bonds having maturities over 22 years versus 18.99% for the benchmark as of December 31, 2008. In addition, the Fund ended December 31, 2008 with 31.03% of total investments in bonds maturing within 12 years and 63.88% of total investments in bonds maturing between 12-22 years. By comparison, the Index included a 53.44% allocation to bonds maturing within 12 years and a 27.57% allocation to bonds maturing between 12-22 years as of December 31, 2008. As a result, the Fund was favorably positioned relative to the benchmark, especially during a period when the yield curve steepened with a coincident increase in longer-term yields.

The modified duration of the Fund at the end of December 2008 stood at 7.23 years, which is up from 5.05 years on January 1, 2008. This occurred during a period where the slope of the yield curve had steepened and long-term bonds provided higher yields. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. After the Fund had been repositioned, the higher portfolio duration also contributed somewhat to the positive effect to performance associated with declining interest rates.

The Fund also maintained a high quality credit orientation throughout the reporting period and ended December 2008 with 71.11% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. The high credit quality position of the bonds held by the Fund was beneficial as higher credit quality bonds outperformed low quality bonds over the reporting period.

However, during the period covered by this report, rating agency concerns (including Moody’s Investor Services and Standard & Poor’s) regarding the claims-paying ability of certain bond insurers resulted in downgrades for several of the insurers that, in turn, lowered the ratings reported for some of the securities held by the Fund. Prior to the downgrades, the attachment of municipal bond insurance was intended to provide additional credit support and enhanced issuer ratings, as each bond insurer was previously rated Aaa/AAA. It is important to note that in managing the Fund, State Farm Investment Management Corp. (SFIMC) independently considers the underlying credit quality of the bond issuer. Bond insurance is not the primary determinant of the appropriateness of an investment for the Fund. Regardless, reduced insurer ratings increase uncertainty in the determination of bond values throughout the municipal bond market and may impact the performance of the Tax Advantaged Bond Fund.

Over the reporting period, higher quality municipal credits outperformed lower quality credits. Combined, the difference in maturity structure between the Fund and benchmark, along with the Fund’s higher credit quality orientation than the benchmark played a role in the Fund’s relative outperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield to compensate for the higher risk and volatility.

The number of individual bonds held in the portfolio increased over the reporting period from 93 to 109 bonds. During the reporting period, some bonds were sold to fund redemptions and others sales were undertaken to reposition the Fund’s portfolio duration or realize capital losses. Therefore, turnover for the reporting period was higher than usual at 35.59%. Investments within the State of California remained the largest single allocation in any state representing 13.86% of net assets, which is up from 12.19% from the beginning of the reporting period. Notable changes to the portfolio included increased purchases of general obligation bonds in Kansas, New York and Washington and sales of general obligation holdings in Tennessee and Virginia.

Financial highlights for this Fund can be found on pages 194-195.

State Farm Money Market Fund Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 196-197.

State Farm LifePath® Funds Management’s Discussion of Fund Performance

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. Barclays Global Fund Advisors (Barclays) is the investment adviser for the LifePath Master Portfolios. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

In June 2008, the international and real estate equities exposures in the LifePath Master Portfolios were expanded to include small cap international and global real estate securities by investing in two new additional Underlying Funds: the iShares MSCI EAFE Small Cap Index Fund and the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund. Both of these new Underlying Funds have distinct risk and return characteristics and were added with the intent to help improve portfolio diversification and enhance the risk/return profile of the portfolios. With the addition of the new MSCI EAFE Small Cap Index Fund, the international equity exposure previously benchmarked against the MSCI ACWI ex-U.S. Index is now benchmarked against the MSCI ACWI ex U.S. Investable Market Index (IMI) weighting within the LifePath Master Portfolios’ custom benchmark effective June 30, 2008. With the addition of the new global real estate Underlying Fund, the real estate exposure previously benchmarked against the Cohen & Steers Realty Majors Index, is now benchmarked against the FTSE EPRA/NAREIT Global Real Estate Index1 weighting within the LifePath Master Portfolios’ custom benchmark effective June 30, 2008.

In July 2008, the State Farm LifePath 2050® Fund was launched as a feeder fund to the LifePath 2050 Fund Master Portfolio. With the exception of the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund2 during 2008, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Master Portfolio.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The U.S. market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. These events and the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. In addition, the Federal Reserve acted to lower the Fed Funds Rate seven times throughout the year.

For the year ended December 31, 2008, the large cap S&P 500 Index produced a total return of -37.00%. All ten of the industry sectors in the S&P 500 Index finished the year with double-digit negative returns ranging from -56.95% to -17.66%. Information Technology, which was the largest sector within the S&P 500 Index at the end of the year, was down -43.68%. Small cap stocks, as represented by the S&P SmallCap 600 Index, and mid cap stocks, as represented by the S&P MidCap 400 Index, also declined producing total returns of -31.07% and -36.23%, respectively, for the year ended December 31, 2008.

[1]

The FTSE EPRA/NAREIT Global Real Estate Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North America, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

[2]	Effective December 8, 2008, the name of the Underlying Fund changed from the iShares Lehman TIPS Bond Fund to the iShares Barclays TIPS Bond Fund.

iShares, LifePath, and LifePath followed by 2010, 2020, 2030, 2040 and 2050 are all registered trademarks of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over -53% for the 12-month period.

International equity markets, as represented by the MSCI ACWI ex-U.S. IMI Index3, had a total return of -45.98% for the reporting period, underperforming U.S. equity markets. Several factors, including deteriorating global economic growth, a decline in global housing prices that contributed to credit concerns across all geographic regions, financial company failures across the globe related to the housing crisis, government interventions in various countries to help stabilize the financial markets, declining exports to the U.S., and decreasing commodity prices which particularly hurt emerging markets (whose economies have greater economic sensitivity to commodity prices), coupled with an appreciating U.S. dollar, helped to push the returns of overseas markets below the returns of the U.S. markets.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

In Europe and Japan, short-term interest rates were reduced during the year to help improve liquidity in their economies. The European Central Bank lowered its benchmark interest rate three times from 4.25% in October 2008 to 2.50% by the end of December 2008. The Bank of Japan decreased its short-term rate twice from 0.5% in January 2008 to 0.1% by the end of December 2008. Similarly, the Bank of England decreased short-term rates five times from 5.50% in January 2008 to 2.00% by the end of December 2008.

The Federal Reserve lowered the U.S. Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. During the 1-year period, interest rates across the entire maturity spectrum declined, with the short-end of the maturity curve experiencing a greater decline than the long-end of the maturity curve. For example, the yield on 3-month U.S. Treasuries declined 316 basis points from a peak of 3.27% on January 7, 2008, to only 0.11% on December 31, 2008. Comparably, the yield on 10-year U.S. Treasuries declined 202 basis points from a peak of 4.27% on June 13, 2008, to 2.25% on December 31, 2008.

Overall, for the year ended December 31, 2008, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries within the Barclays Capital U.S. Aggregate Bond Index. For the 1-year period, the total return on 20+ year U.S. Treasuries was 33.72% compared to a total return of 6.67% and 11.35% for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries, respectively. Among corporate bonds within the Barclays Capital U.S. Aggregate Bond Index, short- and intermediate-maturity corporate bonds outperformed relative to longer-maturity corporate bonds during the year. The total return on 1-3 year corporate bonds and 5-7 year corporate bonds was -1.40% and -5.89% compared to a total return of -7.42% for 7-10 year corporate bonds. From a credit standpoint within the Barclays Capital U.S. Aggregate Bond Index, higher credit quality bonds outperformed relative to lower credit quality bonds during the year. Among Aaa-rated securities, the total return was 8.08% versus
-5.23% and -8.90% for A-rated and Baa-rated securities, respectively4.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which Barclays is the investment adviser. With the exception of the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2008, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

[3]

The MSCI® ACWI ex-US IMI Index is a free float-adjusted market capitalization index (including securities of small capitalization companies) that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

[4]	Source: LehmanLive®

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Income Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2008, each LifePath Fund (with the exception of the LifePath 2050 Fund as noted previously) invested a portion of their assets in nine different exchange-traded funds (iShares) managed by Barclays: the iShares MSCI EAFE Index Fund, the iShares EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares S&P MidCap 400 Index Fund, the iShares S&P SmallCap 600 Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund, and the iShares Barclays TIPS Bond Fund. Allocations to the iShares MSCI EAFE Small Cap Index Fund and iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund were added to the LifePath Funds effective June 30, 2008. Therefore, only six-months of exposure to these new Underlying Funds contributed to the overall performance of the LifePath Funds during 2008.

The returns of the Underlying Funds contributed to the overall returns of the LifePath Funds for the reporting period as shown below:

Underlying Funds:	1-year Return
Active Stock Master Portfolio	-36.65%
CoreAlpha Bond Master Portfolio	3.62%
iShares S&P MidCap 400 Index Fund	-36.20%
iShares S&P SmallCap 600 Index Fund	-31.09%
iShares MSCI EAFE Index Fund	-43.14%
iShares MSCI Emerging Markets Index Fund	-50.01%
iShares MSCI Canada Index Fund	-45.60%
iShares Cohen & Steers Realty Majors Index Fund	-40.89%
iShares Barclays TIPS Bond Fund	-2.53%

New Underlying Funds:	6-Month Return
iShares MSCI EAFE Small Cap Index Fund	-41.07%
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	-40.39%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in.

At the end of 2008, the Active Stock Master Portfolio invested in 390 stocks of which 94% were from the benchmark S&P 500 Index. Barclays increased the number of holdings from 340 at the start of the year (which in turn reduced the average individual security weightings) during the fourth quarter. For the year, the Active Stock Master Portfolio slightly outperformed the benchmark by 0.35% (-36.65% vs. -37.00%, respectively) helped in part by a small underweight position in the Basic Materials/Industrials sector. Security selection within Financials was also a slight positive to performance as the Funds exposure didn’t decline as much as the financial stock sector performance within the S&P 500 Index. Overall however, the Active Stock Master Portfolio generally maintained sector weights and an overall risk profile that was similar to its benchmark during the year.

Utilizing somewhat similar quantitative techniques, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). As of December 31, 2008, there were 188 issuers and 631 securities comprising the CoreAlpha Bond Master Portfolio. During the 2nd half of the year, bond yields rose (prices declined) for all but the highest credit quality securities. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa, while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2008, higher-quality, lower-yielding bonds performed better relative to lower-quality, higher-yield bonds.

State Farm LifePath® Income Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm LifePath Income Fund had a total return without sales charges of -15.36%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index -37.00% and the Barclays Capital U.S. Aggregate Bond Index 5.24%.

Because of the multi-asset structure of the LifePath Income Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Income Fund’s investments for the upcoming quarter. As of December 31, 2008, the total return of the LifePath Income Fund’s blended benchmark was -14.53% for the 1-year period and had the following composition:

Index	LifePath Income Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	52.94%
S&P 500 Index	17.62%
MSCI ACWI ex-U.S. IMI Index	11.66%
Barclays Capital U.S. TIPS Index[5]	9.06%
S&P MidCap 400 Index[6]	4.33%
FTSE EPRA/NAREIT Global Real Estate Index	2.43%
S&P SmallCap 600 Index[7]	1.96%

[5]	The Barclays Capital U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

[6]

Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium capitalization (between $750 million and $3.3 billion as of December 31, 2008) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market.

[7]

Standard & Poor’s SmallCap 600 Index (S&P MidCap 600) is an unmanaged group of 600 small capitalization (between $200 million and $1.0 billion as of December 31, 2008) stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 covers approximately 3% of the U.S. equities market.

The line graphs and tables below provide additional perspective for the State Farm LifePath Income Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 17.62% S&P 500 Index, 4.33% S&P MidCap 400 Index, 1.96% S&P SmallCap 600 Index, 11.66% MSCI ACWI ex-U.S. IMI Index, 2.43% FTSE EPRA/NAREIT Global Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 3% for Legacy Class A shares at initial investment; and 1% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 1% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 69 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 17.62% S&P 500 Index, 4.33% S&P MidCap 400 Index, 1.96% S&P SmallCap 600 Index, 11.66% MSCI ACWI ex-U.S. IMI Index, 2.43% FTSE EPRA/NAREIT Global Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

What factors helped and hindered performance of the LifePath Income Fund during the reporting period?

The main driver to performance for the LifePath Income Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Income Fund’s total net assets in 2008. At the end of December 2008, this weighting stood at 51.79% which was down slightly from 52.53% at the beginning of the year. Throughout 2008, Barclays assessed the risk/reward characteristics of the market and determined what they believed to be a proper asset allocation consistent with the LifePath Funds’ risk profiles at the time of allocation. For the LifePath Income Fund, that meant funding the new iShares MSCI EAFE Small Cap Index and iShares FTSE EPRA/NAREIT Global Real Estate ex-US Index Funds with reduced allocations to domestic equities and bonds.

As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). As of December 31, 2008, there were 188 issuers and 631 securities comprising the CoreAlpha Bond Master Portfolio. During the 2nd half of the year, bond yields rose (prices declined) for all but the highest credit quality securities. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies.

The LifePath Income Fund’s allocation to the iShares Barclays TIPS Bond Fund decreased from 9.37% of the LifePath Income Fund’s total net assets at the beginning of the year to 8.98% of total net assets by December 31, 2008.

Overall, the LifePath Income Fund’s equity exposure, both domestic and foreign, weighed down the performance of the Fund. The largest equity allocation was to the Active Stock Master Portfolio at 17.49% of the LifePath Income Fund’s total net assets at the end of December 2008. While the Active Stock Master Portfolio slightly outperformed its benchmark, the S&P 500 Index, the - 36.65% return for the period weighed on overall fund results.

The LifePath Income Fund’s exposure to foreign equity securities was 12.62% of total net assets as of December 31, 2008, and was comprised of five underlying iShare Funds: iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets underperformed U.S. equity markets during the reporting period.

Exposure to small and mid cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath Income Fund at the end of December 2008 was 7.04% of total net assets. Small and mid cap stocks outperformed large cap stocks for the reporting period.

As of December 31, 2008, the asset allocation adjustments within the LifePath Income Fund over the course of the year resulted in an approximate 0.2% net asset increase to equity securities, primarily within the international equity allocation, along with a 1.1% net asset decline in fixed income securities.

Financial highlights for this Fund can be found on pages 198-201.

State Farm LifePath 2010® Fund

Provide an illustration of the Fund’s investments.

LifePath 2010 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2010® Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm LifePath 2010 Fund had a total return without sales charges of - 17.38%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index -37.00% and the Barclays Capital U.S. Aggregate Bond Index 5.24%.

Because of the multi-asset structure of the LifePath 2010 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2010 Fund’s investments during the upcoming quarter. As of December 31, 2008, the total return of the LifePath 2010 Fund’s blended benchmark was -16.51% for the 1-year period and had the following composition:

Index	LifePath 2010 Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	49.74%
S&P 500 Index	19.68%
MSCI ACWI ex-U.S. IMI Index	12.72%
Barclays Capital U.S. TIPS Index	8.47%
S&P MidCap 400 Index	4.59%
FTSE EPRA/NAREIT Global Real Estate Index	2.73%
S&P SmallCap 600 Index	2.07%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2010 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 49.74% Barclays Capital U.S. Aggregate Bond Index, 19.68% S&P 500 Index, 4.59% S&P MidCap 400 Index, 2.07% S&P SmallCap 600 Index, 12.72% MSCI ACWI ex-U.S. IMI Index, 2.73% FTSE EPRA/NAREIT Global Real Estate Index, and 8.47% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 3% for Legacy Class A shares at initial investment; and 1% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 1% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 69 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 49.74% Barclays Capital U.S. Aggregate Bond Index, 19.68% S&P 500 Index, 4.59% S&P MidCap 400 Index, 2.07% S&P SmallCap 600 Index, 12.72% MSCI ACWI ex-U.S. IMI Index, 2.73% FTSE EPRA/NAREIT Global Real Estate Index, and 8.47% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2010 Fund during the reporting period?

The main driver to performance for the LifePath 2010 Fund was its allocation to the CoreAlpha Bond Master Portfolio - which made up the majority of the bond allocation of the LifePath 2010 Fund’s total net assets in 2008. At the end of December 2008, this weighting stood at 48.73% which was up from 46.26% at the beginning of the year. Throughout 2008, Barclays assessed the risk/reward characteristics of the market and determined what they believed to be a proper asset allocation consistent with the LifePath Funds’ risk profiles at the time of allocations. For the LifePath 2010 Fund, that meant funding the new iShares MSCI EAFE Small Cap Index and iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Funds with reduced allocations primarily to large cap domestic equities.

As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). As of December 31, 2008, there were 188 issuers and 631 securities comprising the CoreAlpha Bond Master Portfolio. During the 2nd half of the year, bond yields rose (prices declined) for all but the highest credit quality securities. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies.

The LifePath 2010 Fund’s allocation to the iShares Barclays TIPS Bond Fund increased from 8.29% of the LifePath 2010 Fund’s total net assets at the beginning of the year to 8.57% of total net assets by December 31, 2008.

Overall, the LifePath 2010 Fund’s equity exposure, both domestic and foreign, weighed down the performance of the Fund. The largest equity allocation was to the Active Stock Master Portfolio at 19.48% of the LifePath 2010 Fund’s total net assets at the end of December 2008. While the Active Stock Master Portfolio slightly outperformed its benchmark, the S&P 500 Index, the -36.65% return for the period weighed on overall Fund results.

The LifePath 2010 Fund’s exposure to foreign equity securities was 13.86% of total net assets as of December 31, 2008, and was comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets underperformed U.S. equity markets during the reporting period.

Exposure to small and mid cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2010 Fund at the end of December 2008 was 7.21% of total net assets. Small and mid cap stocks outperformed large cap stocks for the reporting period.

As of December 31, 2008, the asset allocation adjustments within the LifePath 2010 Fund over the course of the year resulted in an approximate 3.1% net asset decrease to equity securities, primarily from the Active Stock Master Portfolio allocation, along with a 2.8% net asset increase in fixed income securities, primarily into the CoreAlpha Bond Master Portfolio.

Financial highlights for this Fund can be found on pages 202-205.

State Farm LifePath 2020® Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of - 25.69%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index -37.00% and the Barclays Capital U.S. Aggregate Bond Index 5.24%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2008, the total return of the LifePath 2020 Fund’s blended benchmark was -25.39% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	32.19%
S&P 500 Index	30.97%
MSCI ACWI ex-U.S. IMI Index	18.57%
S&P MidCap 400 Index	6.00%
Barclays Capital U.S. TIPS Index	5.21%
FTSE EPRA/NAREIT Global Real Estate Index	4.35%
S&P SmallCap 600 Index	2.71%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 32.19% Barclays Capital U.S. Aggregate Bond Index, 30.97% S&P 500 Index, 6.00% S&P MidCap 400 Index, 2.71% S&P SmallCap 600 Index, 18.57% MSCI ACWI ex-U.S. IMI Index, 4.35% FTSE EPRA/NAREIT Global Real Estate Index, and 5.21% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 3% for Legacy Class A shares at initial investment; and 1% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 1% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 69 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 32.19% Barclays Capital U.S. Aggregate Bond Index, 30.97% S&P 500 Index, 6.00% S&P MidCap 400 Index, 2.71% S&P SmallCap 600 Index, 18.57% MSCI ACWI ex-U.S. IMI Index, 4.35% FTSE EPRA/NAREIT Global Real Estate Index, and 5.21% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2008, this weighting stood at 30.42% of the LifePath 2020 Fund’s total net assets which is down from 35.41% at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2008, the Active Stock Master Portfolio invested in 390 stocks of which 94% were from the benchmark S&P 500 Index. Barclays increased the number of holdings from 340 at the start of the year (which in turn reduced the average individual security weightings) during the fourth quarter. For the year, the Active Stock Master Portfolio slightly outperformed the benchmark by 0.35% (-36.65% vs. -37.00%, respectively) helped in part by a small underweight position in the Basic Materials/Industrials sector. Security selection within Financials was also a slight positive to performance as the Funds exposure didn’t decline as much as the financial stock sector performance within the S&P 500 Index. Overall however, the Active Stock Master Portfolio generally maintained sector weights and an overall risk profile that was similar to its benchmark during the year.

The LifePath 2020 Fund’s exposure to foreign equity securities was 21.34% of total net assets as of December 31, 2008, and was comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets underperformed U.S. equity markets during the reporting period.

Exposure to small and mid cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2020 Fund at the end of December 2008 was 8.89% of total net assets. Small and mid cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2020 Fund held 31.74% of total net assets in the CoreAlpha Bond Master Portfolio at the end of December 2008, which was up from 29.31% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). As of December 31, 2008, there were 188 issuers and 631 securities comprising the CoreAlpha Bond Master Portfolio. During the 2nd half of the year, bond yields rose (prices declined) for all but the highest credit quality securities. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies.

As of December 31, 2008, the asset allocation adjustments within the LifePath 2020 Fund over the course of the year resulted in an approximate 0.2% net asset increase to equity securities, although the internal movement within the equity allocation was more substantial. For example, the Active Stock Master Portfolio’s portion of net assets was reduced by 4.99% while the allocation to the iShares S&P Midcap 400 Index and iShares Smallcap 600 Index Funds rose by a combined 1.05% in net assets. A 4.14% net asset increase was also experienced within the international equity allocation, primarily with the addition of the iShares MSCI EAFE Small Cap Index and iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Funds. The LifePath 2020 Fund’s exposure to the iShares Barclays TIPS Bond and the iShares Cohen & Steers Realty Majors Index Funds stayed generally the same.

Financial highlights for this Fund can be found on pages 206-209.

State Farm LifePath 2030® Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of - 31.34%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index -37.00% and the Barclays Capital U.S. Aggregate Bond Index 5.24%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2008, the total return of the LifePath 2030 Fund’s blended benchmark was -31.34% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
S&P 500 Index	39.11%
MSCI ACWI ex-U.S. IMI Index	22.78%
Barclays Capital U.S. Aggregate Bond Index	19.55%
S&P MidCap 400 Index	7.01%
FTSE EPRA/NAREIT Global Real Estate Index	5.51%
S&P SmallCap 600 Index	3.17%
Barclays Capital U.S. TIPS Index	2.86%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 19.55% Barclays Capital U.S. Aggregate Bond Index, 39.11% S&P 500 Index, 7.01% S&P MidCap 400 Index, 3.17% S&P SmallCap 600 Index, 22.79% MSCI ACWI ex-U.S. IMI Index, 5.51% FTSE EPRA/NAREIT Global Real Estate Index, and 2.86% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 3% for Legacy Class A shares at initial investment; and 1% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 1% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 69 for a description of the Indices.

[2]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 19.55% Barclays Capital U.S. Aggregate Bond Index, 39.11% S&P 500 Index, 7.01% S&P MidCap 400 Index, 3.17% S&P SmallCap 600 Index, 22.79% MSCI ACWI ex-U.S. IMI Index, 5.51% FTSE EPRA/NAREIT Global Real Estate Index, and 2.86% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2008, this weighting stood at 38.30% of the LifePath 2030 Fund’s total net assets which is down from 44.21% at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2008, the Active Stock Master Portfolio invested in 390 stocks of which 94% were from the benchmark S&P 500 Index. Barclays increased the number of holdings from 340 at the start of the year (which in turn reduced the average individual security weightings) during the fourth quarter. For the year, the Active Stock Master Portfolio slightly outperformed the benchmark by 0.35% (-36.65% vs. -37.00%, respectively) helped in part by a small underweight position in the Basic Materials/Industrials sector. Security selection within Financials was also a slight positive to performance as the Funds exposure didn’t decline as much as the financial stock sector performance within the S&P 500 Index. Overall however, the Active Stock Master Portfolio generally maintained sector weights and an overall risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 26.47% of total net assets as of December 31, 2008, and was comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets underperformed U.S. equity markets during the reporting period.

Exposure to small and mid cap U.S. equity securities through investments in the iShare S&P SmallCap 600 Index and iShare S&P MidCap 400 Index Funds within the LifePath 2030 Fund at the end of December 2008 was 10.25% of total net assets. Small and mid cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 19.01% of total net assets in the CoreAlpha Bond Master Portfolio at the end of December 2008, which was up from 16.76% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). As of December 31, 2008, there were 188 issuers and 631 securities comprising the CoreAlpha Bond Master Portfolio. During the 2nd half of the year, bond yields rose (prices declined) for all but the highest credit quality securities. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies.

As of December 31, 2008, the asset allocation adjustments within the LifePath 2030 Fund over the course of the year resulted in an approximate 0.6% net asset increase to equity securities, although the internal movement within the equity allocation was more substantial. For example, the Active Stock Master Portfolio’s portion of net assets was reduced by 5.91% while the allocation to the iShares S&P MidCap 400 Index and iShares S&P SmallCap 600 Index Funds rose only by a combined 1.02% in net assets. A 5.45% net asset increase was experienced within the international equity allocation, primarily with the addition of the MSCI EAFE Small Cap Index and iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Funds. The LifePath 2030 Fund’s exposure to the iShares Barclays TIPS Bond Fund increased by 0.17% in net assets while the exposure to the iShares Cohen & Steers Realty Majors Index Fund stayed generally the same.

Financial highlights for this Fund can be found on pages 210-213.

State Farm LifePath 2040® Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of - 35.71%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index -37.00% and the Barclays Capital U.S. Aggregate Bond Index 5.24%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2008, the total return of the LifePath 2040 Fund’s blended benchmark was -36.01% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
S&P 500 Index	45.81%
MSCI ACWI ex-U.S. IMI Index	26.25%
Barclays Capital U.S. Aggregate Bond Index	9.07%
S&P MidCap 400 Index	7.85%
FTSE EPRA/NAREIT Global Real Estate Index	6.48%
S&P SmallCap 600 Index	3.55%
Barclays Capital U.S. TIPS Index	1.00%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 3.5% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 3.5% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 9.07% Barclays Capital U.S. Aggregate Bond Index, 45.80% S&P 500 Index, 7.85% S&P MidCap 400 Index, 3.55% S&P SmallCap 600 Index, 26.25% MSCI ACWI ex-U.S. IMI Index, 6.48% FTSE EPRA/NAREIT Global Real Estate Index, and 1.00% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 3% for Legacy Class A shares at initial investment; and 1% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 1% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2008, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 9.07% Barclays Capital U.S. Aggregate Bond Index, 45.80% S&P 500 Index, 7.85% S&P MidCap 400 Index, 3.55% S&P SmallCap 600 Index, 26.25% MSCI ACWI ex-U.S. IMI Index, 6.48% FTSE EPRA/NAREIT Global Real Estate Index, and 1.00% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2008 this weighting stood at 44.63% of the LifePath 2040 Fund’s total net assets which is down from 51.12% at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2008, the Active Stock Master Portfolio invested in 390 stocks of which 94% were from the benchmark S&P 500 Index. Barclays increased the number of holdings from 340 at the start of the year (which in turn reduced the average individual security weightings) during the fourth quarter. For the year, the Active Stock Master Portfolio slightly outperformed the benchmark by 0.35% (-36.65% vs. -37.00%, respectively) helped in part by a small underweight position in the Basic Materials/Industrials sector. Security selection within Financials was also a slight positive to performance as the Funds exposure didn’t decline as much as the financial stock sector performance within the S&P 500 Index. Overall however, the Active Stock Master Portfolio generally maintained sector weights and an overall risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 30.80% of total net assets as of December 31, 2008, and was comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets underperformed U.S. equity markets during the reporting period.

Exposure to small and mid cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2040 Fund at the end of December 2008 was 11.20% of total net assets. Small and mid cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 8.69% of total net assets in the CoreAlpha Bond Master Portfolio at the end of December 2008, which was up from 7.30% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio underperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by -1.62% (3.62% vs. 5.24%, respectively). The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2008 the CoreAlpha Bond Master Portfolio held 60.56% of its total assets in Aaa+ bonds versus 80.98% for the U.S. Aggregate Bond Index. The underweighted assets were invested in other investment grade rated bonds like A and Baa while 13.62% of the CoreAlpha Bond’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies.

As of December 31, 2008, the asset allocation adjustments within the LifePath 2040 Fund over the course of the year resulted in an approximate 0.9% net asset increase to equity securities, although the internal movement within the equity allocation was more substantial. For example, the Active Stock Master Portfolio’s portion of net assets was reduced by 6.49% while the allocation to the iShares S&P MidCap 400 Index and iShares S&P SmallCap 600 Index Funds rose just 0.78% in net assets. An increase of 6.62% in net assets was experienced within the international equity allocation, primarily with the addition of the iShares MSCI EAFE Small Cap Index and iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Funds. The LifePath 2040 Fund’s exposure to the iShares Barclays TIPS Bond Fund increased by 1.11% in net assets while the exposure to the iShares Cohen & Steers Realty Majors Index Fund stayed generally the same.

Financial highlights for this Fund can be found on pages 214-217.

State Farm LifePath 2050® Fund

LifePath 2050 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2008. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

Financial highlights for this Fund can be found on pages 218-219.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$716.03	1.20%	$5.18
Class B Shares	$1,000.00	$714.48	1.90%	$8.19
Legacy Class A Shares	$1,000.00	$716.28	1.20%	$5.18
Legacy Class B Shares	$1,000.00	$715.57	1.60%	$6.90
Institutional Shares	$1,000.00	$717.64	0.95%	$4.10
Class R-1 Shares	$1,000.00	$716.04	1.52%	$6.56
Class R-2 Shares	$1,000.00	$716.36	1.32%	$5.69
Class R-3 Shares	$1,000.00	$717.81	1.02%	$4.40
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Legacy Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Legacy Class B Shares	$1,000.00	$1,017.09	1.60%	$8.11
Institutional Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class R-1 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-2 Shares	$1,000.00	$1,018.50	1.32%	$6.70
Class R-3 Shares	$1,000.00	$1,020.01	1.02%	$5.18

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$572.36	1.40%	$5.53
Class B Shares	$1,000.00	$571.68	2.01%	$7.94
Legacy Class A Shares	$1,000.00	$573.23	1.40%	$5.54
Legacy Class B Shares	$1,000.00	$571.82	1.80%	$7.11
Institutional Shares	$1,000.00	$573.88	1.15%	$4.55
Class R-1 Shares	$1,000.00	$572.10	1.72%	$6.80
Class R-2 Shares	$1,000.00	$572.94	1.52%	$6.01
Class R-3 Shares	$1,000.00	$574.31	1.22%	$4.83
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.10	1.40%	$7.10
Class B Shares	$1,000.00	$1,015.03	2.01%	$10.18
Legacy Class A Shares	$1,000.00	$1,018.10	1.40%	$7.10
Legacy Class B Shares	$1,000.00	$1,016.09	1.80%	$9.12
Institutional Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class R-1 Shares	$1,000.00	$1,016.49	1.72%	$8.72
Class R-2 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-3 Shares	$1,000.00	$1,019.00	1.22%	$6.19

State Farm International Equity Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$594.83	1.50%	$6.01
Class B Shares	$1,000.00	$592.88	2.10%	$8.41
Legacy Class A Shares	$1,000.00	$594.17	1.50%	$6.01
Legacy Class B Shares	$1,000.00	$593.43	1.90%	$7.61
Institutional Shares	$1,000.00	$595.02	1.25%	$5.01
Class R-1 Shares	$1,000.00	$594.15	1.82%	$7.29
Class R-2 Shares	$1,000.00	$594.34	1.62%	$6.49
Class R-3 Shares	$1,000.00	$594.50	1.32%	$5.29
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Class B Shares	$1,000.00	$1,014.58	2.10%	$10.63
Legacy Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Legacy Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Institutional Shares	$1,000.00	$1,018.85	1.25%	$6.34
Class R-1 Shares	$1,000.00	$1,015.99	1.82%	$9.22
Class R-2 Shares	$1,000.00	$1,016.99	1.62%	$8.21
Class R-3 Shares	$1,000.00	$1,018.50	1.32%	$6.70

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$712.28	0.81%	$3.49
Class B Shares	$1,000.00	$709.22	1.51%	$6.49
Legacy Class A Shares	$1,000.00	$712.85	0.81%	$3.49
Legacy Class B Shares	$1,000.00	$710.63	1.21%	$5.20
Institutional Shares	$1,000.00	$712.57	0.56%	$2.41
Class R-1 Shares	$1,000.00	$710.91	1.13%	$4.86
Class R-2 Shares	$1,000.00	$711.51	0.93%	$4.00
Class R-3 Shares	$1,000.00	$713.09	0.63%	$2.71
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.06	0.81%	$4.12
Class B Shares	$1,000.00	$1,017.55	1.51%	$7.66
Legacy Class A Shares	$1,000.00	$1,021.06	0.81%	$4.12
Legacy Class B Shares	$1,000.00	$1,019.05	1.21%	$6.14
Institutional Shares	$1,000.00	$1,022.32	0.56%	$2.85
Class R-1 Shares	$1,000.00	$1,019.46	1.13%	$5.74
Class R-2 Shares	$1,000.00	$1,020.46	0.93%	$4.72
Class R-3 Shares	$1,000.00	$1,021.97	0.63%	$3.20

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$727.07	0.95%	$4.12
Class B Shares	$1,000.00	$724.03	1.65%	$7.15
Legacy Class A Shares	$1,000.00	$727.33	0.95%	$4.12
Legacy Class B Shares	$1,000.00	$725.56	1.35%	$5.86
Institutional Shares	$1,000.00	$728.47	0.70%	$3.04
Class R-1 Shares	$1,000.00	$725.44	1.27%	$5.51
Class R-2 Shares	$1,000.00	$726.33	1.07%	$4.64
Class R-3 Shares	$1,000.00	$728.06	0.77%	$3.34
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class B Shares	$1,000.00	$1,016.84	1.65%	$8.36
Legacy Class A Shares	$1,000.00	$1,020.36	0.95%	$4.82
Legacy Class B Shares	$1,000.00	$1,018.35	1.35%	$6.85
Institutional Shares	$1,000.00	$1,021.62	0.70%	$3.56
Class R-1 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-2 Shares	$1,000.00	$1,019.76	1.07%	$5.43
Class R-3 Shares	$1,000.00	$1,021.27	0.77%	$3.91

State Farm International Index Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$648.71	1.15%	$4.77
Class B Shares	$1,000.00	$644.48	1.85%	$7.65
Legacy Class A Shares	$1,000.00	$646.43	1.15%	$4.76
Legacy Class B Shares	$1,000.00	$645.43	1.55%	$6.41
Institutional Shares	$1,000.00	$647.09	0.90%	$3.73
Class R-1 Shares	$1,000.00	$645.75	1.47%	$6.08
Class R-2 Shares	$1,000.00	$646.38	1.27%	$5.26
Class R-3 Shares	$1,000.00	$648.01	0.97%	$4.02
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class B Shares	$1,000.00	$1,015.84	1.85%	$9.37
Legacy Class A Shares	$1,000.00	$1,019.36	1.15%	$5.84
Legacy Class B Shares	$1,000.00	$1,017.34	1.55%	$7.86
Institutional Shares	$1,000.00	$1,020.61	0.90%	$4.57
Class R-1 Shares	$1,000.00	$1,017.75	1.47%	$7.46
Class R-2 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-3 Shares	$1,000.00	$1,020.26	0.97%	$4.93

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[2]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$830.02	1.00%	$4.60
Class B Shares	$1,000.00	$827.27	1.60%	$7.35
Legacy Class A Shares	$1,000.00	$829.91	1.00%	$4.60
Legacy Class B Shares	$1,000.00	$828.16	1.40%	$6.43
Institutional Shares	$1,000.00	$830.25	0.75%	$3.45
Class R-1 Shares	$1,000.00	$827.67	1.32%	$6.06
Class R-2 Shares	$1,000.00	$828.87	1.12%	$5.15
Class R-3 Shares	$1,000.00	$830.68	0.82%	$3.77
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.11	1.00%	$5.08
Class B Shares	$1,000.00	$1,017.09	1.60%	$8.11
Legacy Class A Shares	$1,000.00	$1,020.11	1.00%	$5.08
Legacy Class B Shares	$1,000.00	$1,018.10	1.40%	$7.10
Institutional Shares	$1,000.00	$1,021.37	0.75%	$3.81
Class R-1 Shares	$1,000.00	$1,018.50	1.32%	$6.70
Class R-2 Shares	$1,000.00	$1,019.51	1.12%	$5.69
Class R-3 Shares	$1,000.00	$1,021.01	0.82%	$4.17

State Farm Bond Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$1,010.48	0.70%	$3.54
Class B Shares	$1,000.00	$1,007.47	1.10%	$5.55
Legacy Class A Shares	$1,000.00	$1,010.50	0.70%	$3.54
Legacy Class B Shares	$1,000.00	$1,008.47	1.10%	$5.55
Institutional Shares	$1,000.00	$1,011.76	0.45%	$2.28
Class R-1 Shares	$1,000.00	$1,008.86	1.02%	$5.15
Class R-2 Shares	$1,000.00	$1,009.86	0.82%	$4.14
Class R-3 Shares	$1,000.00	$1,010.44	0.52%	$2.63
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.62	0.70%	$3.56
Class B Shares	$1,000.00	$1,019.61	1.10%	$5.58
Legacy Class A Shares	$1,000.00	$1,021.62	0.70%	$3.56
Legacy Class B Shares	$1,000.00	$1,019.61	1.10%	$5.58
Institutional Shares	$1,000.00	$1,022.87	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.01	1.02%	$5.18
Class R-2 Shares	$1,000.00	$1,021.01	0.82%	$4.17
Class R-3 Shares	$1,000.00	$1,022.52	0.52%	$2.64

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$1,008.64	0.70%	$3.53
Class B Shares	$1,000.00	$1,005.68	1.10%	$5.55
Legacy Class A Shares	$1,000.00	$1,008.63	0.70%	$3.53
Legacy Class B Shares	$1,000.00	$1,006.60	1.10%	$5.55
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.62	0.70%	$3.56
Class B Shares	$1,000.00	$1,019.61	1.10%	$5.58
Legacy Class A Shares	$1,000.00	$1,021.62	0.70%	$3.56
Legacy Class B Shares	$1,000.00	$1,019.61	1.10%	$5.58

State Farm Money Market Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$1,008.04	0.60%	$3.03
Class B Shares	$1,000.00	$1,006.03	1.00%	$5.04
Legacy Class A Shares	$1,000.00	$1,008.06	0.60%	$3.03
Legacy Class B Shares	$1,000.00	$1,006.04	1.00%	$5.04
Institutional Shares	$1,000.00	$1,008.81	0.45%	$2.27
Class R-1 Shares	$1,000.00	$1,006.44	0.92%	$4.64
Class R-2 Shares	$1,000.00	$1,007.45	0.72%	$3.63
Class R-3 Shares	$1,000.00	$1,008.46	0.52%	$2.63
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.12	0.60%	$3.05
Class B Shares	$1,000.00	$1,020.11	1.00%	$5.08
Legacy Class A Shares	$1,000.00	$1,022.12	0.60%	$3.05
Legacy Class B Shares	$1,000.00	$1,020.11	1.00%	$5.08
Institutional Shares	$1,000.00	$1,022.87	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.51	0.92%	$4.67
Class R-2 Shares	$1,000.00	$1,021.52	0.72%	$3.66
Class R-3 Shares	$1,000.00	$1,022.52	0.52%	$2.64

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$866.94	1.20%	$5.63
Class B Shares	$1,000.00	$863.59	1.90%	$8.90
Legacy Class A Shares	$1,000.00	$867.13	1.20%	$5.63
Legacy Class B Shares	$1,000.00	$865.56	1.60%	$7.50
Institutional Shares	$1,000.00	$868.33	0.95%	$4.46
Class R-1 Shares	$1,000.00	$865.58	1.52%	$7.13
Class R-2 Shares	$1,000.00	$866.16	1.32%	$6.19
Class R-3 Shares	$1,000.00	$868.65	1.02%	$4.79
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Legacy Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Legacy Class B Shares	$1,000.00	$1,017.09	1.60%	$8.11
Institutional Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class R-1 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-2 Shares	$1,000.00	$1,018.50	1.32%	$6.70
Class R-3 Shares	$1,000.00	$1,020.01	1.02%	$5.18

State Farm LifePath 2010 Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$852.24	1.16%	$5.40
Class B Shares	$1,000.00	$849.09	1.86%	$8.65
Legacy Class A Shares	$1,000.00	$852.34	1.16%	$5.40
Legacy Class B Shares	$1,000.00	$851.10	1.56%	$7.26
Institutional Shares	$1,000.00	$853.11	0.91%	$4.24
Class R-1 Shares	$1,000.00	$851.72	1.48%	$6.89
Class R-2 Shares	$1,000.00	$852.00	1.28%	$5.96
Class R-3 Shares	$1,000.00	$852.82	0.98%	$4.56
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.30	1.16%	$5.89
Class B Shares	$1,000.00	$1,015.79	1.86%	$9.42
Legacy Class A Shares	$1,000.00	$1,019.30	1.16%	$5.89
Legacy Class B Shares	$1,000.00	$1,017.29	1.56%	$7.91
Institutional Shares	$1,000.00	$1,020.56	0.91%	$4.62
Class R-1 Shares	$1,000.00	$1,017.70	1.48%	$7.51
Class R-2 Shares	$1,000.00	$1,018.70	1.28%	$6.50
Class R-3 Shares	$1,000.00	$1,020.21	0.98%	$4.98

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$783.87	1.13%	$5.07
Class B Shares	$1,000.00	$781.26	1.83%	$8.19
Legacy Class A Shares	$1,000.00	$784.16	1.13%	$5.07
Legacy Class B Shares	$1,000.00	$782.53	1.53%	$6.86
Institutional Shares	$1,000.00	$784.59	0.88%	$3.95
Class R-1 Shares	$1,000.00	$782.23	1.45%	$6.50
Class R-2 Shares	$1,000.00	$783.42	1.25%	$5.60
Class R-3 Shares	$1,000.00	$784.75	0.95%	$4.26
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.46	1.13%	$5.74
Class B Shares	$1,000.00	$1,015.94	1.83%	$9.27
Legacy Class A Shares	$1,000.00	$1,019.46	1.13%	$5.74
Legacy Class B Shares	$1,000.00	$1,017.44	1.53%	$7.76
Institutional Shares	$1,000.00	$1,020.71	0.88%	$4.47
Class R-1 Shares	$1,000.00	$1,017.85	1.45%	$7.35
Class R-2 Shares	$1,000.00	$1,018.85	1.25%	$6.34
Class R-3 Shares	$1,000.00	$1,020.36	0.95%	$4.82

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$737.07	1.13%	$4.93
Class B Shares	$1,000.00	$735.13	1.83%	$7.98
Legacy Class A Shares	$1,000.00	$737.08	1.13%	$4.93
Legacy Class B Shares	$1,000.00	$735.98	1.53%	$6.68
Institutional Shares	$1,000.00	$738.26	0.88%	$3.85
Class R-1 Shares	$1,000.00	$736.10	1.45%	$6.33
Class R-2 Shares	$1,000.00	$736.63	1.25%	$5.46
Class R-3 Shares	$1,000.00	$738.42	0.95%	$4.15
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.46	1.13%	$5.74
Class B Shares	$1,000.00	$1,015.94	1.83%	$9.27
Legacy Class A Shares	$1,000.00	$1,019.46	1.13%	$5.74
Legacy Class B Shares	$1,000.00	$1,017.44	1.53%	$7.76
Institutional Shares	$1,000.00	$1,020.71	0.88%	$4.47
Class R-1 Shares	$1,000.00	$1,017.85	1.45%	$7.35
Class R-2 Shares	$1,000.00	$1,018.85	1.25%	$6.34
Class R-3 Shares	$1,000.00	$1,020.36	0.95%	$4.82

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Actual
Class A Shares	$1,000.00	$701.03	1.14%	$4.87
Class B Shares	$1,000.00	$698.24	1.84%	$7.85
Legacy Class A Shares	$1,000.00	$700.74	1.14%	$4.87
Legacy Class B Shares	$1,000.00	$699.38	1.54%	$6.58
Institutional Shares	$1,000.00	$701.66	0.89%	$3.81
Class R-1 Shares	$1,000.00	$700.03	1.46%	$6.24
Class R-2 Shares	$1,000.00	$700.60	1.26%	$5.39
Class R-3 Shares	$1,000.00	$701.52	0.96%	$4.11
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.14%	$5.79
Class B Shares	$1,000.00	$1,015.89	1.84%	$9.32
Legacy Class A Shares	$1,000.00	$1,019.41	1.14%	$5.79
Legacy Class B Shares	$1,000.00	$1,017.39	1.54%	$7.81
Institutional Shares	$1,000.00	$1,020.66	0.89%	$4.52
Class R-1 Shares	$1,000.00	$1,017.80	1.46%	$7.41
Class R-2 Shares	$1,000.00	$1,018.80	1.26%	$6.39
Class R-3 Shares	$1,000.00	$1,020.31	0.96%	$4.88

State Farm LifePath 2050 Fund
	Beginning Account Value July 14, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 14, 2008 to December 31, 2008[3]	Expenses Paid During Period July 14, 2008 to December 31, 2008[4]
Actual
Class A Shares	$1,000.00	$707.53	1.13%	$4.51
Class R-1 Shares	$1,000.00	$707.33	1.45%	$5.78
Class R-2 Shares	$1,000.00	$707.94	1.25%	$4.99

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008[3]	Expenses Paid During Period July 1, 2008 to December 31, 2008[1]
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.46	1.13%	$5.74
Class R-1 Shares	$1,000.00	$1,017.85	1.45%	$7.35
Class R-2 Shares	$1,000.00	$1,018.85	1.25%	$6.34

[1]	Expenses are equal to the Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[2]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year. Refer to the State Farm Equity and Bond Fund's Schedule of Investments for the ratio as of December 31, 2008.

[3]	Ratio reflects the expenses of both the fund and its corresponding Master Portfolio.

[4]

Expenses are equal to the Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 171/366 (to reflect the number of days since the Fund commenced the sale of shares on July 14, 2008).

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (99.10%)
Consumer Discretionary (8.22%)
Amazon.com Inc. (a)	13,400	$687,152
Comcast Corp. Class A	63,900	1,078,632
Family Dollar Stores Inc.	33,200	865,524
GameStop Corp. Class A (a)	36,900	799,254
McDonald’s Corp.	78,200	4,863,258
NIKE Inc. Class B	70,500	3,595,500
The Walt Disney Co.	103,800	2,355,222
Urban Outfitters Inc. (a)	51,000	763,980

		15,008,522

Consumer Staples (11.20%)
Avon Products Inc.	42,500	1,021,275
Campbell Soup Co.	27,800	834,278
Colgate-Palmolive Co.	34,600	2,371,484
CVS Caremark Corp.	123,100	3,537,894
General Mills Inc.	59,500	3,614,625
Kraft Foods Inc. Class A	40,400	1,084,740
PepsiCo Inc.	15,600	854,412
Philip Morris International Inc.	60,200	2,619,302
The Coca-Cola Co.	22,900	1,036,683
Wal-Mart Stores Inc.	62,000	3,475,720

		20,450,413

Energy (11.94%)
Apache Corp.	16,500	1,229,745
Baker Hughes Inc.	19,300	618,951
Cameron International Corp. (a)	30,900	633,450
Chevron Corp.	33,600	2,485,392
ConocoPhillips	50,500	2,615,900
Devon Energy Corp.	20,000	1,314,200
Diamond Offshore Drilling Inc.	18,900	1,113,966
Exxon Mobil Corp.	33,800	2,698,254
Massey Energy Co.	47,300	652,267
Murphy Oil Corp.	26,500	1,175,275
National-Oilwell Varco Inc. (a)	23,300	569,452
Occidental Petroleum Corp.	44,400	2,663,556
Plains Exploration & Production Co. (a)	23,300	541,492
Smith International Inc.	20,400	466,956
Southwestern Energy Co. (a)	40,700	1,179,079
Transocean Ltd. (a)	19,000	897,750
XTO Energy Inc.	26,400	931,128

		21,786,813

Financials (12.85%)
ACE Ltd.	48,300	2,556,036
Bank of America Corp.	164,100	2,310,528
Charles Schwab Corp.	51,400	831,138
Franklin Resources Inc.	18,700	1,192,686
Hudson City Bancorp Inc.	131,500	2,098,740
JPMorgan Chase & Co.	75,500	2,380,515
Marsh & McLennan Companies Inc.	36,700	890,709
MetLife Inc.	31,400	1,094,604

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
PNC Financial Services Group Inc.	51,700	$2,533,300
State Street Corp.	79,200	3,114,936
Travelers Companies Inc.	28,200	1,274,640
Wells Fargo & Co.	108,000	3,183,840

		23,461,672

Health Care (16.22%)
Abbott Laboratories	15,500	827,235
Amgen Inc. (a)	51,700	2,985,675
Baxter International Inc.	15,300	819,927
Biogen Idec Inc. (a)	26,300	1,252,669
Bristol-Myers Squibb Co.	123,600	2,873,700
Celgene Corp. (a)	19,300	1,066,904
Cerner Corp. (a)	21,300	818,985
Covidien Ltd.	66,700	2,417,208
CR Bard Inc.	11,700	985,842
Express Scripts Inc. (a)	25,600	1,407,488
Gilead Sciences Inc. (a)	26,200	1,339,868
Intuitive Surgical Inc. (a)	3,700	469,863
Johnson & Johnson	73,500	4,397,505
Medtronic Inc.	20,600	647,252
Schering-Plough Corp.	80,100	1,364,103
St. Jude Medical Inc. (a)	57,200	1,885,312
Stryker Corp.	18,900	755,055
Varian Medical Systems Inc. (a)	21,500	753,360
Wyeth	67,800	2,543,178

		29,611,129

Industrials (10.77%)
3M Co.	11,700	673,218
Bucyrus International Inc.	21,100	390,772
Burlington Northern Santa Fe Corp.	10,500	794,955
CH Robinson Worldwide Inc.	16,700	919,001
CSX Corp.	18,000	584,460
Cummins Inc.	23,300	622,809
Dun & Bradstreet Corp.	11,100	856,920
Emerson Electric Co.	59,050	2,161,820
Fastenal Co.	23,600	822,460
First Solar Inc. (a)	11,300	1,558,948
Flowserve Corp.	14,600	751,900
ITT Corp.	37,700	1,733,823
Norfolk Southern Corp.	25,096	1,180,767
Raytheon Co.	24,800	1,265,792
Union Pacific Corp.	33,800	1,615,640
United Technologies Corp.	52,100	2,792,560
WW Grainger Inc.	11,700	922,428

		19,648,273

Materials & Processes (2.75%)
CF Industries Holdings Inc.	21,000	1,032,360
Cliffs Natural Resources Inc.	26,600	681,226
Monsanto Co.	20,200	1,421,070

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Mosaic Co.	20,400	$705,840
Potash Corp of Saskatchewan Inc.	16,000	1,171,520

		5,012,016

Technology (18.04%)
Accenture Ltd. Class A	75,400	2,472,366
Amphenol Corp. Class A	27,400	657,052
Apple Inc. (a)	5,400	460,890
Automatic Data Processing Inc.	70,300	2,765,602
CA Inc.	51,200	948,736
Cisco Systems Inc. (a)	128,900	2,101,070
eBay Inc. (a)	52,700	735,692
EMC Corp. (a)	293,100	3,068,757
FLIR Systems Inc. (a)	49,100	1,506,388
Google Inc. Class A (a)	2,900	892,185
Hewlett-Packard Co.	27,200	987,088
International Business Machines Corp.	53,000	4,460,480
Intuit Inc. (a)	36,300	863,577
Juniper Networks Inc. (a)	48,700	852,737
MasterCard Inc. Class A	5,700	814,701
Microsoft Corp.	123,400	2,398,896
Oracle Corp. (a)	222,100	3,937,833
Symantec Corp. (a)	118,200	1,598,064
Visa Inc. Class A	26,800	1,405,660

		32,927,774

Telecommunication Services (2.99%)
AT&T Inc.	86,500	2,465,250
NII Holdings Inc. (a)	25,400	461,772
Verizon Communications Inc.	74,600	2,528,940

		5,455,962

Utilities (4.12%)
Dominion Resources Inc.	70,700	2,533,888
Exelon Corp.	45,200	2,513,572
PG&E Corp.	63,900	2,473,569

		7,521,029

Total Common Stocks
(cost $230,345,424)		180,883,603

	Shares	Value
Short-term Investments (1.21%)
JPMorgan U.S. Government Money Market Fund	2,214,979	$2,214,979

Total Short-term Investments
(cost $2,214,979)		2,214,979

TOTAL INVESTMENTS (100.31%)
(cost $232,560,403)		183,098,582
LIABILITIES, NET OF OTHER ASSETS (-0.31%)		(569,466)

NET ASSETS (100.00%)		$182,529,116

(a)	Non-income producing security.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (99.46%)
Consumer Discretionary (11.53%)
99 Cents Only Stores (a)	27,300	$298,389
Apollo Group Inc. Class A (a)	4,125	316,058
Bally Technologies Inc. (a)	15,450	371,263
Big Lots Inc. (a)	28,100	407,169
Burger King Holdings Inc.	30,250	722,370
CEC Entertainment Inc. (a)	23,300	565,025
Coach Inc. (a)	8,450	175,507
Einstein Noah Restaurant Group Inc. (a)	166,300	956,225
Federal-Mogul Corp. (a)	33,000	139,590
FTI Consulting Inc. (a)	9,475	423,343
GameStop Corp. Class A (a)	30,200	654,132
Gildan Activewear Inc. (a)	26,175	307,818
Guess? Inc.	7,975	122,416
Hasbro Inc.	26,300	767,171
ITT Educational Services Inc. (a)	4,775	453,529
Jo-Ann Stores Inc. (a)	3,820	59,172
LKQ Corp. (a)	18,712	218,182
NIKE Inc. Class B	9,625	490,875
O’Reilly Automotive Inc. (a)	12,275	377,333
Omnicom Group Inc.	9,050	243,626
The Finish Line Inc. Class A	74,300	416,080
TJX Companies Inc.	11,150	229,356
Unifi Inc. (a)	110,900	312,738
Urban Outfitters Inc. (a)	18,300	274,134
VF Corp.	7,475	409,406
Warnaco Group Inc. (a)	53,900	1,058,057
Wet Seal Inc. Class A (a)	207,300	615,681

		11,384,645

Consumer Staples (5.83%)
Avon Products Inc.	33,575	806,807
Cal-Maine Foods Inc.	17,900	513,730
Casey’s General Stores Inc.	13,300	302,841
Church & Dwight Co. Inc.	7,300	409,676
ConAgra Foods Inc.	23,875	393,938
Corn Products International Inc.	32,800	946,280
Energizer Holdings Inc. (a)	7,325	396,575
Fomento Economico Mexicano S.A.B. de C.V. ADR	6,200	186,806
H.J. Heinz Co.	7,600	285,760
J.M. Smucker Co.	5,875	254,740
Kroger Co.	24,825	655,628
Spartan Stores Inc.	26,000	604,500

		5,757,281

Energy (8.67%)
Arch Coal Inc.	8,400	136,836
ATP Oil & Gas Corp. (a)	28,200	164,970
CONSOL Energy Inc.	16,275	465,140
GulfMark Offshore Inc. (a)	21,500	511,485
Hornbeck Offshore Services Inc. (a)	38,700	632,358
Mariner Energy Inc. (a)	62,948	642,070

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
McMoRan Exploration Co. (a)	53,200	$521,360
Natural Gas Services Group (a)	48,100	487,253
Oil States International Inc. (a)	25,700	480,333
Overseas Shipholding Group Inc.	11,800	496,898
Pioneer Natural Resources Co.	37,300	603,514
Rosetta Resources Inc. (a)	31,300	221,604
Swift Energy Co. (a)	17,400	292,494
Tidewater Inc.	14,300	575,861
Transocean Ltd. (a)	21,150	999,337
Whiting Petroleum Corp. (a)	24,875	832,317
World Fuel Services Corp.	13,400	495,800

		8,559,630

Financial Services (15.08%)
ACE Ltd.	10,550	558,306
Affiliated Managers Group Inc. (a)	9,650	404,528
Aflac Inc.	6,200	284,208
Alliance Data Systems Corp. (a)	6,625	308,261
American Physicians Capital Inc.	24,600	1,183,260
Amerisafe Inc. (a)	82,300	1,689,619
AmTrust Financial Services Inc.	48,500	562,600
Annaly Capital Management Inc.	46,650	740,335
Assurant Inc.	15,000	450,000
Charles Schwab Corp.	30,825	498,440
Digital Realty Trust Inc.	43,475	1,428,154
IntercontinentalExchange Inc. (a)	4,450	366,858
Knight Capital Group Inc. Class A (a)	48,500	783,275
LaBranche & Co. Inc. (a)	193,800	928,302
Lazard Ltd. Class A	21,225	631,232
MasterCard Inc. Class A	2,600	371,618
Nelnet Inc. Class A	38,700	554,571
Northern Trust Corp.	8,050	419,727
Raymond James Financial Inc.	45,775	784,126
StanCorp Financial Group Inc.	8,925	372,797
State Street Corp.	15,850	623,381
Tower Group Inc.	24,000	677,040
Willis Group Holdings Ltd.	11,075	275,546

		14,896,184

Health Care (13.69%)
Allergan Inc.	5,575	224,784
AMERIGROUP Corp. (a)	27,200	802,944
BioMarin Pharmaceutical Inc. (a)	15,350	273,230
Celera Corp. (a)	92,900	1,033,977
Celgene Corp. (a)	7,800	431,184
Cephalon Inc. (a)	12,350	951,444
Cyberonics Inc. (a)	40,600	672,742
Emergency Medical Services Corp. Class A (a)	15,700	574,777
Endo Pharmaceuticals Holdings Inc. (a)	22,875	592,005
Express Scripts Inc. (a)	8,275	454,959
Gentiva Health Services Inc. (a)	17,900	523,754

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Genzyme Corp. (a)	5,650	$374,990
Healthspring Inc. (a)	44,791	894,476
Hologic Inc. (a)	32,868	429,585
Immucor Inc. (a)	16,875	448,537
Intuitive Surgical Inc. (a)	2,850	361,922
Inverness Medical Innovations Inc. (a)	14,450	273,250
Life Technologies Corp. (a)	37,600	876,456
Pediatrix Medical Group Inc. (a)	4,550	144,235
Perrigo Co.	40,800	1,318,248
Psychiatric Solutions Inc. (a)	11,350	316,098
QIAGEN NV (a)	39,575	694,937
ResMed Inc. (a)	9,800	367,304
Triple-S Management Corp. Class B (a)	42,300	486,450

		13,522,288

Industrials (17.45%)
Ampco-Pittsburgh Corp.	22,800	494,760
BE Aerospace Inc. (a)	57,350	441,021
Briggs & Stratton Corp.	33,500	589,265
Bucyrus International Inc.	25,400	470,408
Capstone Turbine Corp. (a)	227,400	191,016
Columbus McKinnon Corp. (a)	27,478	375,075
Delta Air Lines Inc. (a)	27,000	309,420
EMCOR Group Inc. (a)	47,150	1,057,574
EnPro Industries Inc. (a)	8,700	187,398
Flowserve Corp.	8,175	421,013
Foster Wheeler Ltd. (a)	28,450	665,161
Gardner Denver Inc. (a)	21,400	499,476
GrafTech International Ltd. (a)	90,500	752,960
Hawaiian Holdings Inc. (a)	106,200	677,556
ICF International Inc. (a)	32,800	805,896
ITT Corp.	11,225	516,238
Kansas City Southern (a)	19,025	362,426
Kirby Corp. (a)	12,250	335,160
Knoll Inc.	38,000	342,760
Layne Christensen Co. (a)	21,200	509,012
M & F Worldwide Corp. (a)	33,700	520,665
MasTec Inc. (a)	48,700	563,946
McDermott International Inc. (a)	44,250	437,190
NCI Building Systems Inc. (a)	23,400	381,420
Norfolk Southern Corp.	7,400	348,170
Pacer International Inc.	34,400	358,792
Perini Corp. (a)	24,300	568,134
Precision Castparts Corp.	16,975	1,009,673
Raytheon Co.	11,100	566,544
Rockwell Collins Inc.	16,800	656,712
Ryder System Inc.	12,100	469,238
TAL International Group Inc.	39,300	554,130
VSE Corp.	15,300	600,219
Wabtec Corp.	5,050	200,738

		17,239,166

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (8.11%)
A. Schulman Inc.	41,200	$700,400
Airgas Inc.	13,400	522,467
Alpha Natural Resources Inc. (a)	17,950	290,610
CF Industries Holdings Inc.	5,500	270,380
Cliffs Natural Resources Inc.	28,000	717,080
Crown Holdings Inc. (a)	23,625	453,600
Glatfelter	38,300	356,190
Greif Inc.	16,000	534,880
Innophos Holdings Inc.	26,856	532,017
Koppers Holdings Inc.	20,300	438,886
LSB Industries Inc. (a)	39,000	324,480
Rock-Tenn Co. Class A	31,500	1,076,670
SPX Corp.	14,025	568,714
Terra Industries Inc.	45,000	750,150
Worthington Industries Inc.	43,400	478,268

		8,014,792

Technology (10.84%)
Activision Blizzard Inc. (a)	18,875	163,080
Amphenol Corp. Class A	10,250	245,795
Anixter International Inc. (a)	13,500	406,620
Autodesk Inc. (a)	14,975	294,259
Broadcom Corp. Class A (a)	33,300	565,101
Cognizant Technology Solutions Corp. (a)	25,050	452,403
CommScope Inc. (a)	17,225	267,677
Compuware Corp. (a)	28,900	195,075
CSG Systems International Inc. (a)	31,100	543,317
CTS Corp.	50,000	275,500
EarthLink Inc. (a)	94,500	638,820
F5 Networks Inc. (a)	14,225	325,183
Fiserv Inc. (a)	13,000	472,810
FLIR Systems Inc. (a)	12,475	382,733
GSI Technology Inc. (a)	120,600	330,444
Hewitt Associates Inc. Class A (a)	17,550	498,069
Intersil Corp.	36,425	334,746
McAfee Inc. (a)	18,000	622,260
MICROS Systems Inc. (a)	14,800	241,536
Multi-Fineline Electronix Inc. (a)	40,100	468,769
Newport Corp. (a)	10,300	69,834
Nuance Communications Inc. (a)	83,650	866,614
Paychex Inc.	5,200	136,656
Silicon Laboratories Inc. (a)	12,750	315,945
Standard Microsystems Corp. (a)	15,418	251,930
SunPower Corp. Class B (a)	8,300	252,652
SYNNEX Corp. (a)	38,600	437,338
TransAct Technologies Inc. (a)	22,600	103,734
Trimble Navigation Ltd. (a)	19,250	415,992
United Online Inc.	7,610	46,193
UTStarcom Inc. (a)	43,600	80,660

		10,701,745

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (0.97%)
American Tower Corp. Class A (a)	20,400	$598,128
NII Holdings Inc. (a)	7,650	139,077
tw telecom inc. (a)	26,025	220,432

		957,637

Utilities (7.29%)
Allegheny Energy Inc.	24,950	844,807
Central Vermont Public Service Corp.	22,008	525,111
Covanta Holding Corp. (a)	24,050	528,138
Entergy Corp.	5,175	430,198
Hawaiian Electric Industries Inc.	34,300	759,402
ITC Holdings Corp.	22,350	976,248
Laclede Group Inc.	15,000	702,600
MGE Energy Inc.	26,600	877,800
Nicor Inc.	8,500	295,290
NorthWestern Corp.	25,700	603,179
Wisconsin Energy Corp.	5,650	237,187
Xcel Energy Inc.	22,550	418,302

		7,198,262

Total Common Stocks
(cost $132,119,529)		98,231,630

Short-term Investments (0.98%)
JPMorgan U.S. Government Money Market Fund	968,778	968,778

Total Short-term Investments
(cost $968,778)		968,778

TOTAL INVESTMENTS (100.44%)
(cost $133,088,307)		99,200,408
LIABILITIES, NET OF OTHER ASSETS (-0.44%)		(431,345)

NET ASSETS (100.00%)		$98,769,063

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (91.19%) (a)
Australia (2.51%)
BHP Billiton PLC	37,000	$728,292
CSL Ltd.	44,997	1,082,573

		1,810,865

Austria (0.39%)
Erste Group Bank AG	12,100	283,164

Brazil (3.15%)
Banco Itau Holding Financeira SA ADR	43,000	498,800
Gafisa SA	52,400	237,492
Petroleo Brasileiro SA	28,955	709,108
Unibanco - Uniao de Bancos Brasileiros S.A. Sponsored ADR	12,851	830,432

		2,275,832

Canada (2.05%)
Cameco Corp.	19,200	331,200
Research In Motion Ltd. (b)	2,997	121,618
Rogers Communications Inc. Class B	34,217	1,029,013

		1,481,831

China (0.43%)
Industrial and Commercial Bank of China Ltd. Class H	589,000	312,702

Denmark (4.07%)
A P Moller-Maersk A/S Class B	70	369,258
Novo Nordisk A/S Class B	21,700	1,125,201
Vestas Wind Systems A/S (b)	24,500	1,449,257

		2,943,716

Finland (0.72%)
Nokia OYJ	33,071	521,595

France (12.50%)
Accor SA	27,114	1,342,399
Alstom SA	8,799	516,064
AXA	31,300	706,111
BNP Paribas	21,040	912,788
Compagnie de Saint-Gobain	14,800	702,851
Compagnie Generale de Geophysique- Veritas (b)	17,682	261,857
Compagnie Generale des Etablissements Michelin Class B	6,700	351,677
France Telecom SA	18,900	529,466
JC Decaux SA	32,801	563,434
L’Oreal SA	6,400	561,368
Pernod Ricard SA	9,200	686,916
Schneider Electric SA	7,000	523,820
Total SA	12,300	679,674
Unibail-Rodamco	1,600	238,066

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Veolia Environnement	14,300	$453,352

		9,029,843

Germany (4.04%)
Allianz SE Reg.	5,100	545,396
Bayerische Motoren Werke (BMW) AG	10,788	332,928
Commerzbank AG	35,100	335,181
Linde AG	20,217	1,705,391

		2,918,896

Hong Kong (4.57%)
Cathay Pacific Airways Ltd.	239,000	268,899
Cheung Kong Holdings Ltd.	104,000	992,096
China Life Insurance Co. Ltd. H	74,000	227,358
China Mobile Ltd.	57,000	578,314
China Petroleum and Chemical Corp. (Sinopec) H	738,000	453,610
CNOOC Ltd.	357,000	339,561
Esprit Holdings Ltd.	77,800	443,325

		3,303,163

India (0.47%)
ICICI Bank Ltd. Sponsored ADR	17,810	342,843

Israel (1.72%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	29,140	1,240,490

Italy (0.82%)
Eni SpA	24,500	592,550

Japan (10.21%)
Daikin Industries Ltd.	14,500	381,034
Daiwa Securities Group Inc.	72,000	431,905
Fanuc Ltd.	11,200	802,105
Honda Motor Co. Ltd.	16,500	351,157
Japan Tobacco Inc.	240	794,349
Marubeni Corp.	148,000	566,190
Mizuho Financial Group Inc.	135	384,441
Nintendo Co. Ltd.	3,300	1,260,127
Nomura Holdings Inc.	74,300	618,169
Orix Corp.	5,600	319,518
Panasonic Corp.	9,000	110,417
Shiseido Co. Ltd.	29,000	583,388
Sumitomo Realty & Development Co. Ltd.	6,000	90,123
Sumitomo Trust & Banking Co. Ltd.	116,000	685,175

		7,378,098

Malaysia (1.35%)
Genting Berhad	284,800	306,201
Resorts World Berhad	365,600	239,831

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Malaysia (Cont.)
Sime Darby Berhad	283,700	$426,370

		972,402

Mexico (0.96%)
Cemex SAB de C.V. Participant Certificate Sponsored ADR (b)	76,284	697,236

Netherlands (2.25%)
Heineken NV	30,116	926,731
ING Groep NV	14,200	157,077
Royal Dutch Shell PLC Class A	20,500	544,761

		1,628,569

Norway (0.77%)
Norsk Hydro ASA	52,000	213,522
StatoilHydro ASA	20,300	342,162

		555,684

Singapore (1.94%)
Capitaland Ltd.	39,000	85,579
DBS Group Holdings Ltd.	61,216	362,637
DBS Group Holdings Ltd. Rights (b) (c)	30,608	64,096
Keppel Corp. Ltd.	112,000	341,977
Singapore Airlines Ltd.	21,000	166,103
United Overseas Bank Ltd.	42,000	381,715

		1,402,107

South Africa (0.39%)
AngloGold Ashanti Ltd. Sponsored ADR	10,100	279,871

Spain (4.12%)
Banco Santander SA	69,250	672,397
Gamesa Corp Tecnologica SA	40,548	743,070
Telefonica SA	68,802	1,560,855

		2,976,322

Sweden (2.07%)
ASSA ABLOY AB Class B	37,600	441,685
Atlas Copco AB Class A	54,800	467,249
Hennes & Mauritz AB (H&M) B Shares	4,478	179,918
Investor AB B Shares	26,200	403,679

		1,492,531

Switzerland (14.70%)
ABB Ltd. Reg. (b)	85,121	1,294,883
Actelion Ltd. Reg. (b)	6,443	363,585
Compagnie Financiere Richemont SA Class A	22,272	423,314
Credit Suisse Group AG Reg.	39,867	1,114,481
Holcim Ltd.	10,100	583,137
Julius Baer Holding AG Reg.	13,912	537,853

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Lonza Group AG Reg.	12,155	$1,111,266
Nestle SA	48,232	1,905,154
Novartis AG	6,900	344,704
Roche Holding AG	9,691	1,496,607
Syngenta AG Reg.	2,520	488,333
Transocean Ltd. (b)	10,885	514,316
UBS AG Reg. (Virt-X) (b)	30,700	445,556

		10,623,189

Taiwan (2.15%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	196,405	1,551,600

United Kingdom (12.40%)
Anglo American PLC	17,600	416,832
BG Group PLC	94,015	1,320,638
BP PLC	171,667	1,344,849
British American Tobacco PLC	27,730	734,129
Cadbury PLC	63,464	569,123
Diageo PLC	49,868	711,092
HSBC Holdings PLC	35,377	351,382
Imperial Tobacco Group PLC	16,900	458,119
Lloyds TSB Group PLC	161,600	310,415
Lloyds TSB Group PLC Sub Shares (b) (c)	70,247	0
Reckitt Benckiser Group PLC	12,805	486,940
Standard Chartered PLC	38,129	495,145
Tesco PLC	197,057	1,041,317
Vodafone Group PLC	348,257	723,698

		8,963,679

United States (0.44%)
Las Vegas Sands Corp. (b)	53,934	319,829

Total Common Stocks
(cost $86,121,970)		65,898,607

Preferred Stocks (3.12%) (a)
Brazil (3.12%)
Banco Bradesco SA Pfd.	62,600	610,989
Companhia Vale do Rio Doce Pfd. A	34,900	360,234
Petroleo Brasileiro SA Pfd.	96,800	955,244
Suzano Papel e Celulose SA (b)	63,100	329,609

		2,256,076

Total Preferred Stocks
(cost $4,947,790)		2,256,076

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Repurchase Agreement (6.19%)
State Street Bank & Trust Repurchase Agreement, (d) 0.010%, agreement date 12/31/2008, to be repurchased at $4,471,518 on 01/02/2009	$4,471,515	$4,471,515

Total Repurchase Agreement
(cost $4,471,515)		4,471,515

TOTAL INVESTMENTS (100.50%)
(cost $95,541,275)		72,626,198
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.50%)		(360,326)

NET ASSETS (100.00%)		$72,265,872

(a)	The Fund used values provided by an independent statistical fair value service (the “Service Provider”) to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. However, for certain of these securities, although the Fund intended to utilize values provided by the Service Provider, the Fund did not receive the Service Provider’s fair value information, and, accordingly, such securities were valued with a market price. The Fund’s normal method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for this security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 6.00%, a maturity date of January 1, 2037, and a market value of $4,564,207 as of December 31, 2008.

ADR - American Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$17,950,939	24.72%
United States Dollar	11,908,858	16.40
Swiss Franc	10,108,873	13.92
British Pound	9,691,972	13.34
Japanese Yen	7,378,098	10.16
Hong Kong Dollar	3,615,865	4.98
Danish Krone	2,943,716	4.05
Brazilian Real	2,493,567	3.43
Swedish Krona	1,492,531	2.05
Singapore Dollar	1,402,107	1.93
Australian Dollar	1,082,573	1.49
Canadian Dollar	1,029,013	1.42
Malaysian Ringgit	972,402	1.34
Norwegian Krone	555,684	0.77

Total Investments	72,626,198	100.00%

INTERNATIONAL EQUITY FUND SECTOR
CLASSIFICATIONS

Sector	Value	%
Financials	$14,747,269	20.40%
Industrials	9,460,815	13.09
Consumer Staples	9,458,626	13.09
Energy	8,389,530	11.61
Healthcare	6,764,426	9.36
Materials	5,802,457	8.03
Consumer Discretionary	5,201,922	7.20
Telecommunication Services	4,421,346	6.12
Information Technology	3,454,940	4.78
Utilities	453,352	0.63

Total Stocks	68,154,683	94.31
Repurchase Agreement	4,471,515	6.19
Liabilities, Net of Cash and Other Assets	(360,326)	(0.50)

Net Assets	$72,265,872	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (97.78%)
Consumer Discretionary (11.26%)
1-800-FLOWERS.COM Inc. (a)	8,515	$32,527
99 Cents Only Stores (a)	11,178	122,176
Aaron Rents Inc.	10,958	291,702
Aeropostale Inc. (a)	16,685	268,629
AFC Enterprises (a)	7,641	35,836
AH Belo Corp. Class A	7,340	16,001
Ambassadors Group Inc.	4,372	40,222
America’s Car-Mart Inc. (a)	3,100	42,811
American Apparel Inc. (a)	7,300	14,527
American Axle & Manufacturing Holdings Inc.	10,687	30,885
American Greetings Corp.	12,300	93,111
American Public Education Inc. (a)	3,000	111,570
Amerigon Inc. (a)	6,800	22,168
Ameristar Casinos Inc.	6,057	52,332
Arbitron Inc.	6,818	90,543
ArvinMeritor Inc.	18,015	51,343
Asbury Automotive Group Inc.	7,252	33,142
Audiovox Corp. (a)	3,404	17,054
Avatar Holdings Inc. (a)	1,948	51,661
Bally Technologies Inc. (a)	13,662	328,298
Beazer Homes USA Inc. (a)	11,300	17,854
bebe stores inc.	8,600	64,242
Belo Corp.	20,500	31,980
Bidz.com Inc. (a)	2,200	10,120
Big 5 Sporting Goods Corp.	5,919	30,838
BJ’s Restaurants Inc. (a)	5,439	58,578
Blockbuster Inc. (a)	45,309	55,730
Blue Nile Inc. (a)	3,456	84,637
Bluegreen Corp. (a)	5,523	17,287
Blyth Inc.	6,145	48,177
Bob Evans Farms Inc.	8,345	170,488
Borders Group Inc. (a)	16,900	6,760
Brookfield Homes Corp.	3,037	13,120
Brown Shoe Co. Inc.	10,605	89,824
Brunswick Corp.	21,200	89,252
Buckle Inc.	5,749	125,443
Buffalo Wild Wings Inc. (a)	4,096	105,062
Build-A-Bear Workshop Inc. (a)	5,429	26,385
Cabela’s Inc. (a)	8,630	50,313
Cache Inc. (a)	3,857	7,791
California Pizza Kitchen Inc. (a)	6,320	67,750
Callaway Golf Co.	15,814	146,912
Capella Education Co. (a)	3,729	219,116
Carter’s Inc. (a)	13,608	262,090
Casual Male Retail Group Inc. (a)	9,943	5,170
Cato Corp. Class A	7,344	110,894
Cavco Industries Inc. (a)	1,300	34,957
CEC Entertainment Inc. (a)	5,406	131,096
Champion Enterprises Inc. (a)	18,280	10,237
Charlotte Russe Holding Inc. (a)	6,067	39,375
Charming Shoppes Inc. (a)	29,581	72,178

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Charter Communications Inc. (a)	95,972	$7,851
Cheesecake Factory Inc. (a)	14,859	150,076
Cherokee Inc.	2,482	43,063
Chico’s FAS Inc. (a)	43,200	180,576
Children’s Place Retail Stores Inc. (a)	5,656	122,622
Christopher & Banks Corp.	8,642	48,395
Churchill Downs Inc.	2,161	87,348
Cinemark Holdings Inc.	6,300	46,809
Citadel Broadcasting Corp. (a)	43,569	6,971
Citi Trends Inc. (a)	4,000	58,880
CKE Restaurants Inc.	14,272	123,881
CKX Inc. (a)	12,100	44,407
Coldwater Creek Inc. (a)	16,300	46,455
Collective Brands Inc. (a)	15,578	182,574
Columbia Sportswear Co.	3,600	127,332
Conn’s Inc. (a)	3,086	26,169
Cooper Tire & Rubber Co.	14,701	90,558
Core-Mark Holding Co. Inc. (a)	2,000	43,040
Corinthian Colleges Inc. (a)	21,278	348,321
Cox Radio Inc. (a)	7,663	46,055
Cracker Barrel Old Country Store Inc.	5,882	121,110
Crocs Inc. (a)	20,300	25,172
Crown Media Holdings Inc. (a)	2,762	7,872
CSS Industries Inc.	1,518	26,929
Cumulus Media Inc. (a)	9,406	23,421
Dana Holding Corp. (a)	23,300	17,242
Deckers Outdoor Corp. (a)	3,253	259,817
Denny’s Corp. (a)	25,053	49,855
DG FastChannel Inc. (a)	4,500	56,160
Dillard’s Inc. Class A	13,700	54,389
DineEquity Inc.	4,575	52,887
Dolan Media Co. (a)	6,000	39,540
Domino’s Pizza Inc. (a)	9,517	44,825
Dover Downs Gaming & Entertainment Inc.	3,702	11,772
Dress Barn Inc. (a)	12,136	130,341
Drew Industries Inc. (a)	5,664	67,968
drugstore.com Inc. (a)	16,100	19,964
DSW Inc. (a)	4,100	51,086
Entercom Communications Corp.	6,385	7,854
Entravision Communications Corp. (a)	15,640	24,398
Ethan Allen Interiors Inc.	6,322	90,847
Exide Technologies (a)	19,900	105,271
FGX International Holdings Ltd. (a)	2,400	32,976
Fisher Communications Inc.	1,296	26,749
Fleetwood Enterprises Inc. (a)	16,458	1,646
Fossil Inc. (a)	11,347	189,495
Fred’s Inc.	11,140	119,866
Fuel Systems Solutions Inc. (a)	3,200	104,832
Fuqi International Inc. (a)	3,400	21,284
Furniture Brands International Inc.	10,564	23,346
G-III Apparel Group Ltd. (a)	4,300	27,477

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gaiam Inc. (a)	5,300	$24,486
Gaylord Entertainment Co. (a)	9,963	107,999
Genesco Inc. (a)	4,892	82,773
Global Sources Ltd. (a)	3,512	19,140
Global Traffic Network Inc. (a)	1,900	11,096
Grand Canyon Education Inc. (a)	833	15,644
Gray Television Inc.	11,047	4,419
Great Wolf Resorts Inc. (a)	9,028	13,903
Group 1 Automotive Inc.	5,521	59,461
GSI Commerce Inc. (a)	6,527	68,664
Gymboree Corp. (a)	7,265	189,544
Harte-Hanks Inc.	7,900	49,296
Haverty Furniture Companies Inc.	5,735	53,508
Hayes Lemmerz International Inc. (a)	22,600	10,170
Helen of Troy Ltd. (a)	6,800	118,048
hhgregg Inc. (a)	4,134	35,883
Hibbett Sports Inc. (a)	7,712	121,156
Hooker Furniture Corp.	3,216	24,635
Hot Topic Inc. (a)	11,992	111,166
Hovnanian Enterprises Inc. (a)	10,600	18,232
Iconix Brand Group Inc. (a)	15,400	150,612
Insight Enterprises Inc. (a)	11,548	79,681
Interactive Data Corp.	8,800	217,008
iRobot Corp. (a)	5,400	48,762
Isle of Capri Casinos Inc. (a)	5,809	18,589
J. Crew Group Inc. (a)	10,500	128,100
Jack in the Box Inc. (a)	14,712	324,988
JAKKS Pacific Inc. (a)	7,427	153,219
Jo-Ann Stores Inc. (a)	6,269	97,107
Jos. A. Bank Clothiers Inc. (a)	4,337	113,413
Journal Communications Inc. Class A	10,142	24,848
K-Swiss Inc. Class A	7,571	86,309
K12 Inc. (a)	1,473	27,619
Kenneth Cole Productions Inc.	3,220	22,798
Knology Inc. (a)	6,400	33,024
Krispy Kreme Doughnuts Inc. (a)	16,306	27,394
La-Z-Boy Inc.	14,522	31,513
Landry’s Restaurants Inc.	3,695	42,862
Leapfrog Enterprises Inc. (a)	9,620	33,670
Lear Corp. (a)	16,000	22,560
Lee Enterprises Inc. Class A	14,400	5,904
Libbey Inc.	4,800	6,000
Life Time Fitness Inc. (a)	8,493	109,984
Lin TV Corp. (a)	7,165	7,810
Lincoln Educational Services (a)	400	5,300
Live Nation Inc. (a)	18,300	105,042
Lodgian Inc. (a)	5,551	11,824
Luby’s Inc. (a)	3,300	13,827
Lululemon Athletica Inc. (a)	4,200	33,306
Lumber Liquidators Inc. (a)	3,200	33,792
M/I Homes Inc.	4,200	44,268
Maidenform Brands Inc. (a)	6,000	60,900
Marcus Corp.	4,237	68,767

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Marine Products Corp.	2,692	$15,129
MarineMax Inc. (a)	5,615	19,035
Martha Stewart Living Omnimedia Inc. (a)	7,678	19,963
Marvel Entertainment Inc. (a)	12,200	375,150
Matthews International Corp.	8,268	303,270
McClatchy Co. Class A	12,800	10,240
Media General Inc.	5,301	9,277
Mediacom Communications Corp. Class A (a)	11,728	50,430
Meritage Homes Corp. (a)	7,700	93,709
Midas Inc. (a)	3,884	40,743
Modine Manufacturing Co.	8,143	39,656
Monarch Casino & Resort Inc. (a)	3,766	43,874
Monro Muffler Brake Inc.	4,635	118,193
Morgans Hotel Group Co. (a)	7,700	35,882
Movado Group Inc.	4,516	42,405
National CineMedia Inc.	11,400	115,596
National Presto Industries Inc.	1,318	101,486
Nautilus Inc. (a)	7,802	17,242
Netflix Inc. (a)	10,022	299,558
New York & Co. Inc. (a)	6,956	16,138
NutriSystem Inc.	7,300	106,507
O’Charley’s Inc.	6,009	12,018
Orbitz Worldwide Inc. (a)	8,134	31,560
Outdoor Channel Holdings Inc. (a)	2,300	17,227
Overstock.com Inc. (a)	4,199	45,265
Oxford Industries Inc.	3,747	32,861
Pacific Sunwear of California Inc. (a)	17,102	27,192
Palm Harbor Homes Inc. (a)	2,805	13,969
Pantry Inc. (a)	6,039	129,537
Papa John’s International Inc. (a)	5,880	108,368
PC Mall Inc. (a)	3,500	14,035
Peet’s Coffee & Tea Inc. (a)	3,941	91,628
PEP Boys-Manny Moe & Jack	10,527	43,477
Perry Ellis International Inc. (a)	3,426	21,721
PetMed Express Inc. (a)	6,500	114,595
PF Chang’s China Bistro Inc. (a)	5,991	125,452
Pier 1 Imports Inc. (a)	22,511	8,329
Pinnacle Entertainment Inc. (a)	14,448	110,961
Playboy Enterprises Inc. (a)	6,294	13,595
Polaris Industries Inc.	8,387	240,288
Pool Corp.	12,700	228,219
Pre-Paid Legal Services Inc. (a)	2,267	84,536
Prestige Brands Holdings Inc. (a)	9,448	99,676
Primedia Inc.	9,236	20,042
Quantum Fuel Systems Technologies Worldwide Inc. (a)	20,300	17,255
Quiksilver Inc. (a)	31,000	57,040
R.H. Donnelley Corp. (a)	15,300	5,661
Raser Technologies Inc. (a)	10,300	38,419
RC2 Corp. (a)	5,154	54,993

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
RCN Corp. (a)	9,871	$58,239
Red Robin Gourmet Burgers Inc. (a)	4,274	71,931
Regis Corp.	10,778	156,604
Rent-A-Center Inc. (a)	16,700	294,755
Retail Ventures Inc. (a)	9,321	32,344
REX Stores Corp. (a)	1,200	9,684
RHI Entertainment Inc. (a)	3,400	27,608
Rick’s Cabaret International Inc. (a)	2,100	8,379
Riviera Holdings Corp. (a)	2,665	7,995
Ruby Tuesday Inc. (a)	12,911	20,141
Russ Berrie & Co. Inc. (a)	3,376	10,027
Ruth’s Hospitality Group Inc. (a)	7,400	10,212
Ryland Group Inc.	10,400	183,768
Sally Beauty Holdings Inc. (a)	22,000	125,180
Scholastic Corp.	6,873	93,335
Sealy Corp.	9,700	24,347
Shoe Carnival Inc. (a)	3,017	28,812
Shuffle Master Inc. (a)	10,278	50,979
Shutterfly Inc. (a)	5,743	40,144
Sinclair Broadcast Group Inc.	15,304	47,442
Six Flags Inc. (a)	24,556	7,612
Skechers U.S.A. Inc. (a)	7,849	100,624
Skyline Corp.	2,143	42,839
Smith & Wesson Holding Corp. (a)	11,100	25,197
Sonic Automotive Inc.	6,697	26,654
Sonic Corp. (a)	14,500	176,465
Sotheby’s	16,787	149,236
Spartan Motors Inc.	9,400	44,462
Speedway Motorsports Inc.	3,554	57,255
Stage Stores Inc.	9,107	75,133
Stamps.com Inc. (a)	4,428	43,527
Standard Pacific Corp. (a)	25,100	44,678
Stein Mart Inc. (a)	7,023	7,936
Steiner Leisure Ltd. (a)	3,800	112,176
Steinway Musical Instruments Inc. (a)	2,299	40,255
Steven Madden Ltd. (a)	4,912	104,724
Stewart Enterprises Inc.	23,354	70,296
Stoneridge Inc. (a)	4,400	20,064
Superior Industries International Inc.	6,741	70,915
Systemax Inc.	2,300	24,771
Talbots Inc.	6,899	16,489
Tempur-Pedic International Inc.	17,900	126,911
Tenneco Inc. (a)	11,113	32,783
Texas Roadhouse Inc. Class A (a)	11,904	92,256
The Andersons Inc.	4,192	69,084
The Finish Line Inc. Class A	11,906	66,674
The Men’s Wearhouse Inc.	12,700	171,958
The Steak n Shake Co. (a)	8,736	51,979
thinkorswim Group Inc. (a)	14,300	80,366
Timberland Co. (a)	11,700	135,135
TiVo Inc. (a)	24,240	173,558
Town Sports International Holdings Inc. (a)	5,500	17,545

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Tractor Supply Co. (a)	8,300	$299,962
True Religion Apparel Inc. (a)	4,400	54,736
Tuesday Morning Corp. (a)	7,389	12,044
Tupperware Brands Corp.	15,296	347,219
Tween Brands Inc. (a)	6,118	26,430
Ulta Salon Cosmetics & Fragrance Inc. (a)	4,100	33,948
Under Armour Inc. Class A (a)	7,900	188,336
Unifi Inc. (a)	7,300	20,586
UniFirst Corp.	3,275	97,235
Universal Electronics Inc. (a)	4,175	67,719
Universal Technical Institute Inc. (a)	5,981	102,694
Vail Resorts Inc. (a)	7,382	196,361
Valassis Communications Inc. (a)	11,490	15,167
Value Line Inc.	162	5,592
VistaPrint Ltd. (a)	10,800	200,988
Visteon Corp. (a)	36,178	12,662
Volcom Inc. (a)	5,000	54,500
Warnaco Group Inc. (a)	11,366	223,115
Wendy’s/Arby’s Group Inc. Class A	98,935	488,739
Wet Seal Inc. (a)	25,505	75,750
Weyco Group Inc.	1,300	42,965
Winnebago Industries Inc.	8,519	51,370
WMS Industries Inc. (a)	10,738	288,852
Wolverine World Wide Inc.	13,121	276,066
Wonder Auto Technology Inc. (a)	2,500	9,800
World Wrestling Entertainment Inc.	6,669	73,893
Zale Corp. (a)	8,467	28,195
Zumiez Inc. (a)	4,466	33,272

		21,539,072

Consumer Staples (3.63%)
AgFeed Industries Inc. (a)	5,700	9,177
Alico Inc.	785	32,177
Alliance One International Inc. (a)	25,844	75,981
American Dairy Inc. (a)	1,100	16,544
American Oriental Bioengineering Inc. (a)	14,900	101,171
Arden Group Inc. Class A	200	25,200
B&G Foods Inc. Class A	3,600	19,440
Boston Beer Co. Inc. (a)	2,580	73,272
Cal-Maine Foods Inc.	3,600	103,320
Calavo Growers Inc.	1,700	19,550
Casey’s General Stores Inc.	13,366	304,344
Central Garden & Pet Co. (a)	15,612	92,111
Chattem Inc. (a)	4,243	303,502
Chiquita Brands International Inc. (a)	10,105	149,352
Coca-Cola Bottling Co. Consolidated	1,147	52,716
Darling International Inc. (a)	20,425	112,133
Diamond Foods Inc.	4,600	92,690
Elizabeth Arden Inc. (a)	7,003	88,308
Farmer Brothers Co.	1,393	34,741

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Flowers Foods Inc.	19,985	$486,835
Fresh Del Monte Produce Inc. (a)	10,100	226,442
Green Mountain Coffee Roasters Inc. (a)	4,577	177,130
Hain Celestial Group Inc. (a)	10,823	206,611
HQ Sustainable Maritime Industries Inc. (a)	2,400	18,792
Imperial Sugar Co.	3,700	53,058
Ingles Markets Inc.	3,805	66,930
Inter Parfums Inc.	3,301	25,352
J&J Snack Foods Corp.	3,042	109,147
Lancaster Colony Corp.	5,619	192,732
Lance Inc.	7,405	169,871
Mannatech Inc.	4,679	11,463
Maui Land & Pineapple Company Inc. (a)	866	11,630
Nash Finch Co.	3,512	157,654
National Beverage Corp. (a)	2,280	20,520
Nu Skin Enterprises Inc.	13,162	137,280
Omega Protein Corp. (a)	5,300	21,253
PriceSmart Inc.	3,100	64,046
Ralcorp Holdings Inc. (a)	13,962	815,381
Reddy Ice Holdings Inc.	4,400	6,336
Ruddick Corp.	10,490	290,048
Sanderson Farms Inc.	5,251	181,474
Smart Balance Inc. (a)	14,600	99,280
Spartan Stores Inc.	5,952	138,384
Synutra International Inc. (a)	2,300	25,346
The Great Atlantic & Pacific Tea Company Inc. (a)	8,488	53,220
Tootsie Roll Industries Inc.	6,596	168,924
TreeHouse Foods Inc. (a)	7,400	201,576
United Natural Foods Inc. (a)	11,342	202,114
Universal Corp.	6,305	188,330
USANA Health Sciences Inc. (a)	1,974	67,590
Vector Group Ltd.	8,829	120,251
Village Super Market Inc. Class A	600	34,434
WD-40 Co.	4,244	120,063
Weis Markets Inc.	2,596	87,303
Winn-Dixie Stores Inc. (a)	13,600	218,960
Zhongpin Inc. (a)	5,400	64,800

		6,946,289

Energy (4.41%)
Abraxas Petroleum Corp. (a)	12,600	9,072
Allis-Chalmers Energy Inc. (a)	6,700	36,850
Alon USA Energy Inc.	3,300	30,195
American Oil & Gas Inc. (a)	11,600	9,280
APCO Argentina Inc.	1,200	31,956
Approach Resources Inc. (a)	2,879	21,045
Arena Resources Inc. (a)	9,500	266,855
Atlas America Inc.	9,219	136,902
ATP Oil & Gas Corp. (a)	6,855	40,102

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Aventine Renewable Energy Holdings Inc. (a)	7,279	$4,731
Basic Energy Services Inc. (a)	10,000	130,400
Berry Petroleum Co.	10,566	79,879
Bill Barrett Corp. (a)	9,038	190,973
BMB Munai Inc. (a)	11,700	16,263
Bolt Technology Corp. (a)	2,700	18,792
BPZ Resources Inc. (a)	14,800	94,720
Brigham Exploration Co. (a)	11,249	35,997
Bristow Group Inc. (a)	5,991	160,499
Bronco Drilling Co. Inc. (a)	7,600	49,096
Cal Dive International Inc. (a)	10,214	66,493
Callon Petroleum Co. (a)	5,380	13,988
Cano Petroleum Inc. (a)	10,800	4,752
CARBO Ceramics Inc.	4,931	175,198
Carrizo Oil & Gas Inc. (a)	6,655	107,145
Cheniere Energy Inc. (a)	13,700	39,045
Clayton Williams Energy Inc. (a)	1,449	65,843
Clean Energy Fuels Corp. (a)	4,900	29,596
Complete Production Services Inc. (a)	12,000	97,800
Comstock Resources Inc. (a)	11,340	535,815
Concho Resources Inc. (a)	14,101	321,785
Contango Oil & Gas Co. (a)	3,500	197,050
Crosstex Energy Inc.	10,819	42,194
CVR Energy Inc. (a)	6,503	26,012
Dawson Geophysical Co. (a)	2,200	39,182
Delek US Holdings Inc.	3,000	15,870
Delta Petroleum Corp. (a)	15,527	73,909
DHT Maritime Inc.	11,600	64,264
Double Eagle Petroleum Co. (a)	2,900	20,358
Dril-Quip Inc. (a)	7,588	155,630
Endeavour International Corp. (a)	34,300	17,150
Energy Partners Ltd. (a)	7,675	10,361
Energy XXI Bermuda Ltd.	30,600	24,174
ENGlobal Corp. (a)	7,600	24,700
Evergreen Energy Inc. (a)	25,951	7,526
EXCO Resources Inc. (a)	37,200	337,032
FX Energy Inc. (a)	11,900	33,201
Gasco Energy Inc. (a)	26,500	10,335
General Maritime Corp.	10,942	118,174
GeoGlobal Resources Inc. (a)	7,600	12,160
Geokinetics Inc. (a)	1,900	4,693
Geomet Inc. (a)	2,986	5,136
GeoResources Inc. (a)	1,900	16,511
GMX Resources Inc. (a)	4,255	107,737
Golar LNG Ltd.	8,100	54,756
Goodrich Petroleum Corp. (a)	5,653	169,307
Gran Tierra Energy Inc. (a)	56,300	157,640
Gulf Island Fabrication Inc.	3,413	49,181
GulfMark Offshore Inc. (a)	5,580	132,748
Gulfport Energy Corp. (a)	7,400	29,230
Harvest Natural Resources Inc. (a)	10,232	43,998

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Hornbeck Offshore Services Inc. (a)	5,534	$90,426
Houston American Energy Corp.	4,800	16,224
International Coal Group Inc. (a)	31,600	72,680
ION Geophysical Corp. (a)	20,732	71,111
James River Coal Co. (a)	6,300	96,579
Kayne Anderson Energy Development Co.	2,200	16,522
Knightsbridge Tankers Ltd.	4,900	71,785
Lufkin Industries Inc.	3,982	137,379
Matrix Service Co. (a)	6,400	49,088
McMoRan Exploration Co. (a)	14,948	146,490
Meridian Resource Corp. (a)	23,627	13,467
Mitcham Industries Inc. (a)	3,200	12,704
NATCO Group Inc. (a)	4,800	72,864
National Coal Corp. (a)	7,400	9,398
Natural Gas Services Group (a)	3,500	35,455
Newpark Resources Inc. (a)	21,557	79,761
NGP Capital Resources Co.	6,626	55,460
Nordic American Tanker Shipping Ltd.	8,300	280,125
Northern Oil and Gas Inc. (a)	5,900	15,340
Oilsands Quest Inc. (a)	40,200	29,346
OYO Geospace Corp. (a)	1,200	20,964
Pacific Ethanol Inc. (a)	14,800	6,512
Panhandle Oil & Gas Inc.	1,400	25,200
Parallel Petroleum Corp. (a)	9,896	19,891
Parker Drilling Co. (a)	27,321	79,231
Penn Virginia Corp.	10,334	268,477
Petroleum Development Corp. (a)	4,018	96,713
Petroquest Energy Inc. (a)	10,663	72,082
PHI Inc. (a)	3,000	42,030
Pioneer Drilling Co. (a)	11,982	66,740
PowerSecure International Inc. (a)	2,900	9,541
Precision Drilling Trust	5,303	44,492
Quest Resource Corp. (a)	6,200	2,728
RAM Energy Resources Inc. (a)	11,900	10,472
Rentech Inc. (a)	46,100	31,348
Resource America Inc.	3,210	12,840
Rex Energy Corp. (a)	4,800	14,112
Rosetta Resources Inc. (a)	12,417	87,912
RPC Inc.	7,849	76,606
Ship Finance International Ltd.	10,500	116,025
Stone Energy Corp. (a)	7,670	84,523
SulphCo Inc. (a)	10,900	10,246
Superior Well Services Inc. (a)	4,700	47,000
Swift Energy Co. (a)	7,389	124,209
T-3 Energy Services Inc. (a)	3,300	31,152
Teekay Tankers Ltd. Class A	4,000	50,800
Toreador Resources Corp. (a)	5,390	29,591
Tri-Valley Corp. (a)	7,100	12,780
Trico Marine Services Inc. (a)	3,700	16,539
TXCO Resources Inc. (a)	10,000	14,900
Union Drilling Inc. (a)	4,200	21,798
Uranium Resources Inc. (a)	13,500	10,395

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
USEC Inc. (a)	26,891	$120,741
VAALCO Energy Inc. (a)	16,300	121,272
Venoco Inc. (a)	4,679	12,680
Warren Resources Inc. (a)	15,946	31,733
Western Refining Inc.	6,900	53,544
Westmoreland Coal Co. (a)	1,900	21,090
Willbros Group Inc. (a)	9,600	81,312
World Fuel Services Corp.	6,728	248,936

		8,442,647

Financials (22.20%)
1st Source Corp.	2,827	66,802
Abington Bancorp Inc.	4,620	42,735
Acadia Realty Trust	8,753	124,905
Advance America Cash Advance Centers Inc.	13,701	25,895
Advanta Corp. Class B	11,239	23,490
Agree Realty Corp.	2,560	46,413
Alexander’s Inc.	440	112,156
Ambac Financial Group Inc.	69,100	89,830
Amcore Financial Inc.	7,109	25,735
American Campus Communities Inc.	10,889	223,007
American Capital Agency Corp.	3,000	64,080
American Equity Investment Life Holding Co.	14,369	100,583
American Physicians Capital Inc.	2,413	116,065
American Safety Insurance Holdings Ltd. (a)	3,500	46,235
Ameris Bancorp	2,230	26,426
Amerisafe Inc. (a)	5,300	108,809
Ames National Corp.	800	21,232
AmTrust Financial Services Inc.	4,900	56,840
Anchor Bancorp Wisconsin Inc.	4,887	13,488
Anthracite Capital Inc.	14,155	31,566
Anworth Mortgage Asset Corp.	19,357	124,466
Apollo Investment Corp.	35,522	330,710
Arbor Realty Trust Inc.	5,256	15,505
Ares Capital Corp.	25,724	162,833
Argo Group International Holdings Ltd. (a)	7,310	247,955
Arrow Financial Corp.	1,300	32,682
Ashford Hospitality Trust Inc.	29,476	33,897
Aspen Insurance Holdings Ltd.	21,300	516,525
Asset Acceptance Capital Corp. (a)	4,199	21,457
Associated Estates Realty Corp.	4,900	44,737
Assured Guaranty Ltd.	13,900	158,460
Baldwin & Lyons Inc.	1,211	22,028
BancFirst Corp.	1,448	76,628
Banco Latinoamericano de Exportaciones SA	7,700	110,572
BancTrust Financial Group Inc.	2,400	35,424
Bank Mutual Corp.	13,732	158,467

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Bank of the Ozarks Inc.	3,518	$104,274
BankFinancial Corp.	6,200	63,178
Banner Corp.	4,823	45,384
Beneficial Mutual Bancorp Inc. (a)	8,700	97,875
Berkshire Hills Bancorp Inc.	2,196	67,769
BGC Partners Inc. Class A	8,601	23,739
BioMed Realty Trust Inc.	20,551	240,858
BlackRock Kelso Capital Corp.	2,400	23,664
Boston Private Financial Holdings Inc.	13,951	95,425
Brookline Bancorp Inc.	16,381	174,458
Bryn Mawr Bank Corp.	900	18,090
Calamos Asset Management Inc. Class A	5,951	44,037
Camden National Corp.	1,200	32,376
Capital City Bank Group Inc.	2,498	68,046
Capital Southwest Corp.	832	89,989
Capital Trust Inc.	3,314	11,930
Capitol Bancorp Ltd.	4,022	31,372
CapLease Inc.	8,956	15,494
Capstead Mortgage Corp.	12,700	136,779
Cardinal Financial Corp.	4,100	23,329
Cardtronics Inc. (a)	3,400	4,386
Care Investment Trust Inc.	1,700	13,243
Cascade Bancorp	6,286	42,430
Cash America International Inc.	7,080	193,638
Castlepoint Holdings Ltd.	6,900	93,564
Cathay General Bancorp	12,799	303,976
Cedar Shopping Centers Inc.	10,975	77,703
Centerstate Banks of Florida Inc.	1,000	16,990
Central Pacific Financial Corp.	8,400	84,336
Chemical Financial Corp.	6,607	184,203
Chimera Investment Corp.	34,651	119,546
Citizens & Northern Corp.	1,400	27,650
Citizens Inc. (a)	7,800	75,660
Citizens Republic Bancorp Inc.	31,432	93,667
City Bank	3,504	18,221
City Holding Co.	4,571	158,979
Clifton Savings Bancorp Inc.	3,100	36,766
CNA Surety Corp. (a)	3,149	60,461
CoBiz Financial Inc.	3,304	32,181
Cogdell Spencer Inc.	1,600	14,976
Cohen & Steers Inc.	4,434	48,730
Colonial BancGroup Inc.	48,700	100,809
Colonial Properties Trust	11,000	91,630
Columbia Banking Systems Inc.	5,391	64,315
Community Bank System Inc.	8,336	203,315
Community Trust Bancorp Inc.	2,989	109,846
Compass Diversified Holdings	7,200	81,000
CompuCredit Corp. (a)	4,981	27,545
Consolidated-Tomoka Land Co.	1,442	55,070
Corporate Office Properties Trust	10,425	320,047
Corus Bankshares Inc.	12,158	13,495

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Cousins Properties Inc.	11,738	$162,571
Crawford & Co. Class B (a)	4,876	70,897
Credit Acceptance Corp. (a)	1,898	26,003
CVB Financial Corp.	17,863	212,570
Danvers Bancorp Inc.	3,300	44,121
DCT Industrial Trust Inc.	42,800	216,568
Delphi Financial Group Inc.	10,318	190,264
Diamond Hill Investment Group	400	26,000
DiamondRock Hospitality Co.	22,555	114,354
Dime Community Bancshares	7,069	94,018
Dollar Financial Corp. (a)	6,700	69,010
Donegal Group Inc.	2,369	39,728
DuPont Fabros Technology Inc.	4,040	8,363
East West Bancorp Inc.	16,600	265,102
EastGroup Properties Inc.	6,667	237,212
Education Realty Trust Inc.	8,425	43,979
eHealth Inc. (a)	6,900	91,632
EMC Insurance Group Inc.	946	24,265
Employers Holdings Inc.	13,200	217,800
Encore Capital Group Inc. (a)	3,100	22,320
Enstar Group Ltd. (a)	1,500	88,710
Enterprise Financial Services Corp.	2,076	31,638
Entertainment Properties Trust	8,396	250,201
Epoch Holding Corp.	1,500	11,385
Equity Lifestyle Properties Inc.	5,091	195,291
Equity One Inc.	9,046	160,114
ESSA Bancorp Inc.	3,000	42,390
Evercore Partners Inc.	3,000	37,470
Extra Space Storage Inc.	21,759	224,553
EZCORP Inc. (a)	10,200	155,142
Farmers Capital Bank Corp.	800	19,536
FBL Financial Group Inc.	2,898	44,774
FBR Capital Markets Corp. (a)	7,400	35,964
FCStone Group Inc. (a)	5,450	24,144
Federal Agricultural Mortgage Corp. Class C	2,971	10,399
FelCor Lodging Trust Inc.	14,493	26,667
Financial Federal Corp.	6,355	147,881
Financial Institutions Inc.	1,600	22,960
First Acceptance Corp. (a)	3,120	9,048
First Bancorp (North Carolina)	2,482	45,545
First BanCorp (Puerto Rico)	18,719	208,530
First Bancorp Inc.	1,000	19,890
First Busey Corp.	6,179	112,705
First Cash Financial Services Inc. (a)	5,514	105,097
First Commonwealth Financial Corp.	21,638	267,878
First Community Bancshares Inc.	1,951	68,031
First Financial Bancorp	9,423	116,751
First Financial Bankshares Inc.	5,570	307,520
First Financial Corp. Indiana	2,599	106,533
First Financial Holdings Inc.	2,795	56,571
First Financial Northwest Inc.	4,300	40,162

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First Industrial Realty Trust Inc.	11,076	$83,624
First Marblehead Corp. (a)	15,400	19,866
First Merchants Corp.	3,806	84,531
First Mercury Financial Corp. (a)	3,030	43,208
First Midwest Bancorp Inc.	12,941	258,432
First Niagara Financial Group Inc.	30,279	489,611
First Place Financial Corp. Ohio	3,515	13,462
First Potomac Realty Trust	7,389	68,718
First South Bancorp Inc.	1,363	17,119
FirstFed Financial Corp. (a)	4,582	8,019
FirstMerit Corp.	21,100	434,449
Flagstar Bancorp Inc. (a)	10,794	7,664
Flagstone Reinsurance Holdings Ltd.	5,700	55,689
Flushing Financial Corp.	6,367	76,149
FNB Corp. (PA)	22,656	299,059
Forestar Group Inc. (a)	8,500	80,920
FPIC Insurance Group Inc. (a)	2,496	109,275
Franklin Street Properties Corp.	13,484	198,889
Friedman Billings Ramsey Group Inc. (a)	36,800	6,256
Frontier Financial Corp.	13,383	58,350
FX Real Estate and Entertainment Inc. (a)	2,000	300
GAMCO Investors Inc.	2,125	58,055
Getty Realty Corp.	3,794	79,902
GFI Group Inc.	16,156	57,192
Glacier Bancorp Inc.	15,444	293,745
Gladstone Capital Corp.	4,311	34,876
Gladstone Investment Corp.	3,600	17,676
Glimcher Realty Trust	8,370	23,520
Gramercy Capital Corp.	9,563	12,241
Green Bankshares Inc.	4,034	54,620
Greenhill & Co. Inc.	4,349	303,430
Greenlight Capital Re Ltd. Class A (a)	7,900	102,621
Grubb & Ellis Co.	6,800	8,432
Guaranty Bancorp (a)	15,700	31,400
Guaranty Financial Group Inc. (a)	10,900	28,449
Hancock Holding Co.	6,826	310,310
Hanmi Financial Corp.	12,330	25,400
Harleysville Group Inc.	3,632	126,139
Harleysville National Corp.	10,892	157,280
Harris & Harris Group Inc. (a)	7,700	30,415
Hatteras Financial Corp.	4,000	106,400
Healthcare Realty Trust Inc.	15,000	352,200
Heartland Financial USA Inc.	2,743	56,478
Hercules Technology Growth Capital Inc.	9,800	77,616
Heritage Commerce Corp.	3,504	39,385
Hersha Hospitality Trust	12,925	38,775
Highwoods Properties Inc.	15,880	434,477
Hilltop Holdings Inc. (a)	12,788	124,555
Home Bancshares Inc.	2,916	78,586
Home Properties Inc.	7,883	320,050

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Horace Mann Educators Corp.	10,902	$100,189
IBERIABANK Corp.	4,046	194,208
Independence Holding Co.	600	2,166
Independent Bank Corp. (MA)	4,724	123,580
Infinity Property & Casualty Corp.	3,958	184,957
Inland Real Estate Corp.	15,717	204,007
Integra Bank Corp.	4,055	5,555
Interactive Brokers Group Inc. Class A (a)	9,900	177,111
International Assets Holding Corp. (a)	700	6,006
International Bancshares Corp.	13,650	297,979
Investors Bancorp Inc. (a)	12,600	169,218
Investors Real Estate Trust	12,204	130,705
IPC Holdings Ltd.	11,892	355,571
Jer Investors Trust Inc.	7,400	6,882
Kansas City Life Insurance Co.	1,395	60,473
KBW Inc. (a)	6,633	152,559
Kearny Financial Corp.	3,806	48,717
Kite Realty Group Trust	5,494	30,547
Knight Capital Group Inc. Class A (a)	23,408	378,039
Kohlberg Capital Corp.	5,400	19,656
LaBranche & Co. Inc. (a)	14,399	68,971
Ladenburg Thalmann Financial Services Inc. (a)	21,100	15,192
Lakeland Bancorp Inc.	3,917	44,105
Lakeland Financial Corp.	2,132	50,784
LaSalle Hotel Properties	9,566	105,704
Lexington Realty Trust	19,122	95,610
Life Partners Holdings Inc.	1,700	74,188
LTC Properties Inc.	6,527	132,368
Maguire Properties Inc. (a)	9,037	13,194
Maiden Holdings Ltd.	10,600	33,178
MainSource Financial Group Inc.	5,761	89,296
MarketAxess Holdings Inc. (a)	8,296	67,695
Max Capital Group Ltd.	14,461	255,960
MB Financial Inc.	9,337	260,969
MCG Capital Corp.	21,658	15,377
Meadowbrook Insurance Group Inc.	10,462	67,375
Medallion Financial Corp.	2,300	17,549
Medical Properties Trust Inc.	15,400	97,174
Meruelo Maddux Properties Inc. (a)	11,000	13,640
MFA Mortgage Investments Inc.	50,469	297,262
Mid-America Apartment Communities Inc.	7,104	263,985
Midwest Banc Holdings Inc.	3,645	5,103
Mission West Properties Inc.	3,600	27,540
Monmouth Real Estate Investment Corp. Class A	1,800	12,600
Montpelier Re Holdings Ltd.	22,800	382,812
Move Inc. (a)	29,508	47,213
MVC Capital Inc.	5,200	57,044
Nara Bancorp Inc.	5,984	58,823

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
NASB Financial Inc.	1,246	$33,642
National Financial Partners Corp.	9,463	28,768
National Health Investors Inc.	5,201	142,663
National Interstate Corp.	2,000	35,740
National Penn Bancshares Inc.	20,948	303,955
National Retail Properties Inc.	19,566	336,340
National Western Life Insurance Co.	522	88,307
Navigators Group Inc. (a)	3,546	194,711
NBT Bancorp Inc.	8,675	242,553
Nelnet Inc. Class A	3,700	53,021
NewAlliance Bancshares Inc.	27,106	356,986
Newcastle Investment Corp.	11,714	9,840
NewStar Financial Inc. (a)	4,232	16,886
Northfield Bancorp Inc.	3,430	38,588
NorthStar Realty Finance Corp.	15,797	61,766
Northwest Bancorp Inc.	3,737	79,897
NYMAGIC Inc.	1,000	19,050
OceanFirst Financial Corp.	1,300	21,580
Ocwen Financial Corp. (a)	8,712	79,976
Odyssey Re Holdings Corp.	5,546	287,338
Old National Bancorp	17,587	319,380
Old Second Bancorp Inc.	4,304	49,926
Omega Healthcare Investors Inc.	20,903	333,821
One Liberty Properties Inc.	900	7,920
optionsXpress Holdings Inc.	11,370	151,903
Oriental Financial Group Inc.	7,068	42,761
Oritani Financial Corp. (a)	2,500	42,125
Pacific Capital Bancorp	12,263	206,999
Pacific Continental Corp.	1,400	20,958
PacWest Bancorp	6,675	179,557
Park National Corp.	2,654	190,424
Patriot Capital Funding Inc.	5,500	20,020
Peapack-Gladstone Financial Corp.	1,300	34,632
PennantPark Investment Corp.	3,800	13,718
Pennsylvania Commerce Bancorp Inc. (a)	600	15,996
Pennsylvania Real Estate Investment Trust	8,131	60,576
Penson Worldwide Inc. (a)	5,000	38,100
Peoples Bancorp Inc.	2,010	38,451
Phoenix Companies Inc.	28,603	93,532
Pinnacle Financial Partners Inc. (a)	5,114	152,448
Piper Jaffray Co. (a)	4,433	176,256
Platinum Underwriters Holdings Ltd.	11,808	426,033
PMA Capital Corp. (a)	9,463	66,998
PMI Group Inc.	17,300	33,735
Post Properties Inc.	10,590	174,735
PremierWest Bancorp	2,700	18,063
Presidential Life Corp.	4,357	43,091
Primus Guaranty Ltd. (a)	9,700	11,058
PrivateBancorp Inc.	5,408	175,544
ProAssurance Corp. (a)	7,793	411,315

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Prospect Capital Corp.	7,800	$93,366
Prosperity Bancshares Inc.	10,496	310,577
Provident Bankshares Corp.	9,389	90,698
Provident Financial Services Inc.	16,066	245,810
Provident New York Bancorp	9,070	112,468
PS Business Parks Inc.	3,991	178,238
Pzena Investment Management Inc. Class A	2,400	10,128
Radian Group Inc.	15,500	57,040
RAIT Financial Trust	17,325	45,045
Ramco-Gershenson Properties Trust	4,218	26,067
Realty Income Corp.	25,300	585,695
Redwood Trust Inc.	7,915	118,013
Renasant Corp.	4,316	73,502
Republic Bancorp Inc. (Kentucky)	1,649	44,853
Resource Capital Corp.	4,300	16,469
Riskmetrics Group Inc. (a)	5,092	75,820
RLI Corp.	5,038	308,124
Rockville Financial Inc.	1,257	17,560
Roma Financial Corp.	2,400	30,216
S&T Bancorp Inc.	6,517	231,353
Safety Insurance Group Inc.	3,528	134,276
Sanders Morris Harris Group Inc.	4,975	29,800
Sandy Spring Bancorp Inc.	3,094	67,542
Santander BanCorp	1,715	21,420
Saul Centers Inc.	2,748	108,546
SCBT Financial Corp.	2,004	69,138
Seabright Insurance Holdings (a)	6,400	75,136
Seacoast Banking Corp. of Florida	4,111	27,133
Selective Insurance Group Inc.	14,002	321,066
Senior Housing Properties Trust	29,246	524,088
Shore Bancshares Inc.	1,300	31,187
Sierra Bancorp	1,100	23,100
Signature Bank (a)	8,989	257,894
Simmons First National Corp.	2,890	85,168
Smithtown Bancorp Inc.	1,500	24,045
South Financial Group Inc.	18,200	78,624
Southside Bancshares Inc.	2,689	63,192
Southwest Bancorp Inc.	4,155	53,849
Sovran Self Storage Inc.	4,973	179,028
State Auto Financial Corp.	3,946	118,617
State Bancorp Inc.	2,500	24,350
StellarOne Corp.	4,600	77,740
Sterling Bancorp NY	5,508	77,277
Sterling Bancshares Inc. TX	20,593	125,205
Sterling Financial Corp. WA	13,536	119,117
Stewart Information Services Corp.	4,491	105,494
Stifel Financial Corp. (a)	6,550	300,318
Strategic Hotels & Resorts Inc.	17,293	29,052
Stratus Properties Inc. (a)	1,000	12,460
Suffolk Bancorp	2,093	75,201
Sun Bancorp Inc. (New Jersey) (a)	2,752	20,612

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Sun Communities Inc.	5,168	$72,352
Sunstone Hotel Investors Inc.	13,812	85,496
Susquehanna Bancshares Inc.	22,443	357,068
SVB Financial Group (a)	7,502	196,777
SWS Group Inc.	5,697	107,958
SY Bancorp Inc.	3,084	84,810
Tanger Factory Outlet Centers Inc.	7,425	279,328
Tejon Ranch Co. (a)	2,483	61,429
Texas Capital Bancshares Inc. (a)	7,080	94,589
Thomas Properties Group Inc.	7,300	18,907
Thomas Weisel Partners Group Inc. (a)	4,600	21,712
Tompkins Financial Corp.	1,733	100,427
Tower Group Inc.	5,491	154,901
TowneBank	4,200	104,118
TradeStation Group Inc. (a)	9,302	59,998
Trico Bancshares	2,492	62,225
Trustco Bank Corp. NY	20,610	196,001
Trustmark Corp.	13,259	286,262
U-Store-It Trust	11,581	51,535
U.S. Global Investors Inc. Class A	3,800	18,582
UCBH Holdings Inc.	23,879	164,288
UMB Financial Corp.	8,090	397,543
Umpqua Holdings Corp.	15,986	231,317
Union Bankshares Corp.	2,563	63,562
United America Indemnity Ltd. Class A (a)	5,700	73,017
United Bankshares Inc.	9,959	330,838
United Community Banks Inc.	11,230	152,503
United Community Financial Corp.	5,339	4,805
United Financial Bancorp Inc.	3,000	45,420
United Fire & Casualty Co.	5,192	161,315
United Security Bancshares	1,313	15,205
Universal Health Realty Income Trust	3,155	103,831
Univest Corp. of Pennsylvania	2,736	87,935
Urstadt Biddle Properties Inc.	4,604	73,342
Validus Holdings Ltd.	15,500	405,480
ViewPoint Financial Group	2,700	43,335
W Holding Company Inc.	544	5,603
Washington Real Estate Investment Trust	13,502	382,107
Washington Trust Bancorp Inc.	2,456	48,506
Waterstone Financial Inc. (a)	1,388	4,650
WesBanco Inc.	5,814	158,199
West Bancorporation	2,400	29,400
West Coast Bancorp (Oregon)	5,360	35,322
Westamerica Bancorporation	7,683	392,985
Western Alliance Bancorp (a)	3,400	34,306
Westfield Financial Inc.	5,860	60,475
Westwood Holdings Group Inc.	1,000	28,410
Wilshire Bancorp Inc.	4,118	37,391
Winthrop Realty Trust	1,860	20,162
Wintrust Financial Corp.	6,486	133,417

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
World Acceptance Corp. (a)	4,481	$88,545
WSFS Financial Corp.	1,735	83,263
Yadkin Valley Financial Corp.	1,700	24,225
Zenith National Insurance Corp.	9,098	287,224

		42,456,790

Health Care (14.95%)
Abaxis Inc. (a)	5,121	82,090
Abiomed Inc. (a)	8,401	137,944
Acadia Pharmaceuticals Inc. (a)	7,934	7,141
Accelrys Inc. (a)	4,500	19,620
Accuray Inc. (a)	10,300	53,148
Acorda Therapeutics Inc. (a)	9,444	193,696
Adolor Corp. (a)	13,700	22,742
Affymax Inc. (a)	2,127	21,249
Affymetrix Inc. (a)	16,700	49,933
Air Methods Corp. (a)	3,100	49,569
Akorn Inc. (a)	12,200	28,060
Albany Molecular Research Inc. (a)	5,323	51,846
Alexion Pharmaceuticals Inc. (a)	19,130	692,315
Alexza Pharmaceuticals Inc. (a)	4,100	12,997
Align Technology Inc. (a)	14,939	130,716
Alkermes Inc. (a)	24,449	260,382
Alliance Imaging Inc. (a)	5,042	40,185
Allos Therapeutics Inc. (a)	12,100	74,052
Allscripts-Misys Healthcare Solutions Inc.	37,132	368,349
Almost Family Inc. (a)	1,800	80,964
Alnylam Pharmaceuticals Inc. (a)	9,000	222,570
AMAG Pharmaceuticals Inc. (a)	4,004	143,543
Amedisys Inc. (a)	6,499	268,669
American Medical Systems Holdings Inc. (a)	17,507	157,388
AMERIGROUP Corp. (a)	13,000	383,760
Amicus Therapeutics Inc. (a)	2,058	16,423
AMN Healthcare Services Inc. (a)	8,295	70,176
Amsurg Corp. (a)	7,304	170,475
Analogic Corp.	3,606	98,372
Angiodynamics Inc. (a)	6,800	93,092
Ardea Biosciences Inc. (a)	2,000	23,940
Arena Pharmaceuticals Inc. (a)	20,358	84,893
Ariad Pharmaceuticals Inc. (a)	21,344	18,142
ArQule Inc. (a)	11,900	50,218
Array Biopharma Inc. (a)	12,378	50,131
Arthrocare Corp. (a)	6,573	31,353
Assisted Living Concepts Inc. Class A (a)	13,200	54,780
athenahealth Inc. (a)	4,830	181,705
Atrion Corp.	200	19,420
Auxilium Pharmaceuticals Inc. (a)	10,600	301,464
Bio-Rad Laboratories Inc. (a)	4,596	346,125
Bio-Reference Labs Inc. (a)	3,246	85,143

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Biodel Inc. (a)	2,212	$10,662
BioForm Medical Inc. (a)	3,692	3,360
BioMimetic Therapeutics Inc. (a)	4,000	36,880
BMP Sunstone Corp. (a)	5,700	31,749
Bruker Corp. (a)	13,813	55,805
Cadence Pharmaceuticals Inc. (a)	3,820	27,619
Caliper Life Sciences Inc. (a)	8,100	7,857
Cantel Medical Corp. (a)	2,300	33,741
Capital Senior Living Corp. (a)	4,200	12,516
Caraco Pharmaceutical Laboratories Ltd. (a)	2,074	12,278
Cardiac Science Corp. (a)	3,500	26,250
CardioNet Inc. (a)	1,200	29,580
Catalyst Health Solutions Inc. (a)	8,691	211,626
Celera Corp. (a)	19,197	213,663
Cell Genesys Inc. (a)	24,314	5,349
Celldex Therapeutics Inc. (a)	4,500	35,640
Centene Corp. (a)	10,509	207,132
Cepheid Inc. (a)	14,830	153,935
Chemed Corp.	5,612	223,189
Chindex International Inc. (a)	3,400	27,030
Clinical Data Inc. (a)	2,000	17,800
Columbia Laboratories Inc. (a)	9,700	12,319
Computer Programs & Systems Inc.	2,784	74,611
Conceptus Inc. (a)	8,200	124,804
Conmed Corp. (a)	7,429	177,850
Corvel Corp. (a)	2,405	52,862
Cougar Biotechnology Inc. (a)	3,400	88,400
Cross Country Healthcare Inc. (a)	7,789	68,465
CryoLife Inc. (a)	6,200	60,202
Cubist Pharmaceuticals Inc. (a)	13,666	330,171
CV Therapeutics Inc. (a)	16,202	149,220
Cyberonics Inc. (a)	6,476	107,307
Cynosure Inc. Class A (a)	2,900	26,477
Cypress Bioscience Inc. (a)	10,501	71,827
Cytokinetics Inc. (a)	6,500	18,525
Cytori Therapeutics Inc. (a)	6,400	23,104
Datascope Corp.	3,437	179,549
Dendreon Corp. (a)	25,055	114,752
DepoMed Inc. (a)	9,800	16,170
Dexcom Inc. (a)	5,600	15,456
Dionex Corp. (a)	4,898	219,675
Discovery Laboratories Inc. (a)	28,500	31,920
Durect Corp. (a)	16,748	56,776
Dyax Corp. (a)	11,600	42,224
Eclipsys Corp. (a)	14,321	203,215
Emergency Medical Services Corp. Class A (a)	2,600	95,186
Emergent Biosolutions Inc. (a)	2,400	62,664
Emeritus Corp. (a)	4,300	43,129
Enzo Biochem Inc. (a)	7,361	35,995
Enzon Pharmaceuticals Inc. (a)	12,615	73,545

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
eResearch Technology Inc. (a)	11,137	$73,838
ev3 Inc. (a)	16,848	102,773
Exactech Inc. (a)	2,400	40,416
Exelixis Inc. (a)	27,815	139,631
Facet Biotech Corp. (a)	5,920	56,773
Five Star Quality Care Inc. (a)	6,100	9,333
Genomic Health Inc. (a)	4,100	79,868
Genoptix Inc. (a)	2,400	81,792
Gentiva Health Services Inc. (a)	6,826	199,729
Geron Corp. (a)	21,273	99,345
Greatbatch Inc. (a)	5,056	133,782
GTx Inc. (a)	5,172	87,096
Haemonetics Corp. (a)	6,197	350,130
Halozyme Therapeutics Inc. (a)	14,600	81,760
Hanger Orthopedic Group Inc. (a)	7,900	114,629
Hansen Medical Inc. (a)	4,915	35,486
Healthsouth Corp. (a)	21,900	240,024
Healthspring Inc. (a)	11,900	237,643
Healthways Inc. (a)	8,570	98,384
HMS Holdings Corp. (a)	6,700	211,184
Human Genome Sciences Inc. (a)	32,790	69,515
I-Flow Corp. (a)	5,802	27,850
ICU Medical Inc. (a)	3,232	107,108
Idenix Pharmaceuticals Inc. (a)	6,069	35,140
Idera Pharmaceuticals Inc. (a)	4,500	34,560
Immucor Inc. (a)	17,335	460,764
ImmunoGen Inc. (a)	8,300	35,607
Immunomedics Inc. (a)	15,500	26,350
Incyte Corp. (a)	18,454	69,941
Indevus Pharmaceuticals Inc. (a)	21,800	68,452
Inspire Pharmaceuticals Inc. (a)	12,600	45,360
Insulet Corp. (a)	5,165	39,874
Integra LifeSciences Holdings Corp. (a)	4,827	171,696
InterMune Inc. (a)	8,789	92,988
Invacare Corp.	7,704	119,566
inVentiv Health Inc. (a)	7,856	90,658
IPC The Hospitalist Co. (a)	800	13,464
IRIS International Inc. (a)	4,000	55,760
Isis Pharmaceuticals Inc. (a)	22,202	314,824
Javelin Pharmaceuticals Inc. (a)	9,500	11,875
Kendle International Inc. (a)	3,600	92,592
Kensey Nash Corp. (a)	2,400	46,584
Kindred Healthcare Inc. (a)	6,985	90,945
KV Pharmaceutical Co. Class A (a)	9,180	26,438
Landauer Inc.	1,980	145,134
Lexicon Pharmaceuticals Inc. (a)	15,100	21,140
LHC Group Inc. (a)	4,000	144,000
Life Sciences Research Inc. (a)	2,600	24,440
Ligand Pharmaceuticals Inc. Class B (a)	20,200	55,348
Luminex Corp. (a)	10,514	224,579
Magellan Health Services Inc. (a)	10,053	393,675
MannKind Corp. (a)	14,255	48,895
MAP Pharmaceuticals Inc. (a)	1,228	8,571

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Martek Biosciences Corp. (a)	8,437	$255,725
Masimo Corp. (a)	11,923	355,663
Maxygen Inc. (a)	5,179	46,197
Medarex Inc. (a)	31,000	172,980
MedAssets Inc. (a)	3,431	50,093
Medcath Corp. (a)	4,656	48,609
Medical Action Industries Inc. (a)	4,350	43,500
Medicines Co. (a)	13,710	201,948
Medicis Pharmaceutical Corp.	13,935	193,696
Medivation Inc. (a)	6,700	97,619
Mentor Corp.	8,113	250,935
Meridian Bioscience Inc.	9,708	247,263
Merit Medical Systems Inc. (a)	6,797	121,870
Metabolix Inc. (a)	5,500	69,960
Micrus Endovascular Corp. (a)	4,600	53,406
MiddleBrook Pharmaceuticals Inc. (a)	11,400	17,100
Molecular Insight Pharmaceuticals Inc. (a)	3,200	13,760
Molina Healthcare Inc. (a)	3,129	55,102
Momenta Pharmaceuticals Inc. (a)	6,811	79,008
MWI Veterinary Supply Inc. (a)	3,000	80,880
Myriad Genetics Inc. (a)	11,170	740,124
Nabi Biopharmaceuticals (a)	15,411	51,627
National Healthcare Corp.	1,773	89,785
Natus Medical Inc. (a)	7,600	98,420
Nektar Therapeutics (a)	24,499	136,214
Neogen Corp. (a)	3,100	77,438
Neurocrine Biosciences Inc. (a)	11,638	37,242
Nighthawk Radiology Holdings Inc. (a)	7,500	36,450
Novavax Inc. (a)	9,200	17,388
Noven Pharmaceuticals Inc. (a)	7,041	77,451
NPS Pharmaceuticals Inc. (a)	9,400	58,374
NuVasive Inc. (a)	9,222	319,542
NxStage Medical Inc. (a)	4,100	10,947
Obagi Medical Products Inc. (a)	5,500	41,030
Odyssey HealthCare Inc. (a)	9,413	87,070
Omnicell Inc. (a)	8,500	103,785
Onyx Pharmaceuticals Inc. (a)	13,827	472,330
Optimer Pharmaceuticals Inc. (a)	4,700	56,917
OraSure Technologies Inc. (a)	13,875	51,060
Orexigen Therapeutics Inc. (a)	6,037	33,686
Orthofix International NV (a)	4,000	61,320
Orthovita Inc. (a)	11,200	37,968
OSI Pharmaceuticals Inc. (a)	14,200	554,510
Osiris Therapeutics Inc. (a)	3,000	57,480
Owens & Minor Inc.	10,065	378,947
Pain Therapeutics Inc. (a)	10,159	60,141
Palomar Medical Technologies Inc. (a)	5,379	62,020
Par Pharmaceutical Companies Inc. (a)	9,321	124,995
Parexel International Corp. (a)	15,034	145,980
Parkway Properties Inc.	3,645	65,610
PDL BioPharma Inc.	29,600	182,928
Pharmanet Development Group Inc. (a)	4,795	4,363

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Pharmasset Inc. (a)	4,500	$58,995
PharMerica Corp. (a)	8,266	129,528
Phase Forward Inc. (a)	11,407	142,816
Pozen Inc. (a)	6,699	33,763
Progenics Pharmaceuticals Inc. (a)	7,269	74,943
Protalix BioTherapeutics Inc. (a)	499	918
PSS World Medical Inc. (a)	16,233	305,505
Psychiatric Solutions Inc. (a)	13,874	386,391
Questcor Pharmaceuticals Inc. (a)	11,700	108,927
Quidel Corp. (a)	7,700	100,639
Radnet Inc. (a)	4,200	14,070
Regeneron Pharmaceuticals Inc. (a)	16,029	294,292
RehabCare Group Inc. (a)	5,094	77,225
Repligen Corp. (a)	5,900	22,302
Res-Care Inc. (a)	5,788	86,936
Rigel Pharmaceuticals Inc. (a)	8,982	71,856
RTI Biologics Inc. (a)	12,400	34,224
Salix Pharmaceuticals Ltd. (a)	12,875	113,686
Sangamo BioSciences Inc. (a)	10,400	36,192
Savient Pharmaceuticals Inc. (a)	13,463	77,951
Seattle Genetics Inc. (a)	15,500	138,570
Sequenom Inc. (a)	15,400	305,536
Sirona Dental Systems Inc. (a)	4,600	48,300
Skilled Healthcare Group Inc. Class A (a)	5,600	47,264
Somanetics Corp. (a)	3,600	59,436
SonoSite Inc. (a)	4,769	90,993
Spectranetics Corp. (a)	8,400	21,924
Stereotaxis Inc. (a)	8,235	36,234
STERIS Corp.	14,604	348,890
Sun Healthcare Group Inc. (a)	11,000	97,350
Sunrise Senior Living Inc. (a)	10,864	18,252
SurModics Inc. (a)	4,000	101,080
Symmetry Medical Inc. (a)	9,008	71,794
Synovis Life Technologies Inc. (a)	3,700	69,338
Synta Pharmaceuticals Corp. (a)	2,700	16,524
Targacept Inc. (a)	3,100	11,036
Theravance Inc. (a)	13,700	169,743
Thoratec Corp. (a)	13,130	426,594
TomoTherapy Inc. (a)	11,600	27,608
TranS1 Inc. (a)	2,400	17,304
Triple-S Management Corp. Class B (a)	4,500	51,750
U.S. Physical Therapy Inc. (a)	3,900	51,987
United Therapeutics Corp. (a)	5,503	344,213
Universal American Corp. (a)	9,856	86,930
Valeant Pharmaceuticals International (a)	15,900	364,110
Varian Inc. (a)	7,335	245,796
ViroPharma Inc. (a)	20,000	260,400
Virtual Radiologic Corp. (a)	2,500	21,200
Vital Images Inc. (a)	4,890	68,020
VIVUS Inc. (a)	17,000	90,440
Vnus Medical Technologies (a)	3,900	63,258
Volcano Corp. (a)	11,200	168,000

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
West Pharmaceutical Services Inc.	7,849	$296,457
Wright Medical Group Inc. (a)	8,945	182,746
Xenoport Inc. (a)	6,700	168,036
XOMA Ltd. (a)	38,600	23,932
Zoll Medical Corp. (a)	5,066	95,697
ZymoGenetics Inc. (a)	10,995	32,985

		28,595,492

Industrials (17.00%)
3D Systems Corp. (a)	5,472	43,448
Aaon Inc.	4,032	84,188
AAR Corp. (a)	9,203	169,427
ABM Industries Inc.	11,535	219,742
ACCO Brands Corp. (a)	12,500	43,125
Aceto Corp.	4,400	44,044
Actuant Corp. Class A	13,800	262,476
Acuity Brands Inc.	10,162	354,755
Administaff Inc.	5,399	116,834
Advanced Battery Technologies Inc. (a)	12,400	32,984
Advisory Board Co. (a)	4,378	97,629
Aerovironment Inc. (a)	2,904	106,896
Aircastle Ltd.	10,700	51,146
Airtran Holdings Inc. (a)	25,767	114,405
Akeena Solar Inc. (a)	6,600	11,352
Alamo Group Inc.	1,000	14,950
Alaska Air Group Inc. (a)	9,017	263,747
Albany International Corp. Class A	6,951	88,973
Allegiant Travel Co. (a)	3,710	180,195
Altra Holdings Inc. (a)	7,600	60,116
Amerco Inc. (a)	2,688	92,817
American Commercial Lines Inc. (a)	10,600	51,940
American Ecology Corp.	4,546	91,966
American Railcar Industries Inc.	2,300	24,219
American Reprographics Co. (a)	8,521	58,795
American Science & Engineering Inc.	2,381	176,099
American Superconductor Corp. (a)	10,909	177,926
American Woodmark Corp.	3,270	59,612
Ameron International Corp.	2,152	135,404
Ampco-Pittsburgh Corp.	2,400	52,080
AMREP Corp. (a)	500	15,640
AO Smith Corp.	4,929	145,504
Apogee Enterprises Inc.	8,036	83,253
Applied Industrial Technologies Inc.	11,149	210,939
Applied Signal Technology Inc.	2,300	41,262
ARGON ST Inc. (a)	3,963	74,742
Arkansas Best Corp.	5,390	162,293
Ascent Solar Technologies Inc. (a)	2,500	9,400
Astec Industries Inc. (a)	4,214	132,025
ATC Technology Corp. (a)	5,968	87,312
Atlas Air Worldwide Holdings Inc. (a)	3,743	70,743
Axsys Technologies Inc. (a)	2,400	131,664
AZZ Inc. (a)	3,400	85,340

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Badger Meter Inc.	3,430	$99,539
Baldor Electric Co.	11,497	205,221
Barnes Group Inc.	11,544	167,388
Beacon Power Corp. (a)	26,400	13,992
Beacon Roofing Supply Inc. (a)	11,785	163,576
Belden Inc.	10,731	224,063
Blount International Inc. (a)	9,194	87,159
Bowne & Co. Inc.	7,665	45,070
Brady Corp.	12,479	298,872
Briggs & Stratton Corp.	11,780	207,210
Builders Firstsource Inc. (a)	4,100	6,273
CAI International Inc. (a)	1,300	4,121
Capstone Turbine Corp. (a)	39,100	32,844
Cascade Corp.	2,562	76,501
Casella Waste Systems Inc. (a)	6,645	27,112
CBIZ Inc. (a)	12,736	110,166
CDI Corp.	3,305	42,767
Celadon Group Inc. (a)	6,800	58,004
Cenveo Inc. (a)	12,571	55,941
Ceradyne Inc. (a)	6,420	130,390
Chart Industries Inc. (a)	7,500	79,725
China Architectural Engineering Inc. (a)	5,600	13,776
China BAK Battery Inc. (a)	9,500	15,390
China Direct Inc. (a)	2,800	4,060
China Fire & Security Group Inc. (a)	2,800	19,068
China Security & Surveillance Technology Inc. (a)	6,000	26,580
CIRCOR International Inc.	3,921	107,827
Clarcor Inc.	12,567	416,973
Clean Harbors Inc. (a)	5,152	326,843
Coinstar Inc. (a)	7,568	147,652
Coleman Cable Inc. (a)	2,200	9,966
Colfax Corp. (a)	6,144	63,836
Columbus McKinnon Corp. (a)	5,000	68,250
Comfort Systems USA Inc.	11,073	117,374
Commercial Vehicle Group Inc. (a)	5,559	5,170
COMSYS IT Partners Inc. (a)	4,645	10,405
Consolidated Graphics Inc. (a)	2,701	61,151
Cornell Companies Inc. (a)	3,400	63,206
CoStar Group Inc. (a)	5,288	174,187
Courier Corp.	2,001	35,818
CRA International Inc. (a)	3,115	83,887
Cubic Corp.	3,365	91,528
Curtiss-Wright Corp.	11,128	371,564
Deluxe Corp.	12,300	184,008
Dollar Thrifty Automotive Group Inc. (a)	5,412	5,899
Ducommun Inc.	2,100	35,070
Duff & Phelps Corp. Class A (a)	2,300	43,976
DXP Enterprises Inc. (a)	2,300	33,603
Dycom Industries Inc. (a)	9,933	81,649
Dynamex Inc. (a)	3,104	45,784
Dynamic Materials Corp.	3,154	60,904

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
DynCorp International Inc. Class A (a)	6,600	$100,122
Eagle Bulk Shipping Inc.	11,400	77,748
Electro Rent Corp.	4,506	50,287
EMCOR Group Inc. (a)	16,812	377,093
Encore Wire Corp.	5,095	96,601
Ener1 Inc. (a)	10,600	75,790
Energy Conversion Devices Inc. (a)	11,214	282,705
Energy Recovery Inc. (a)	3,800	28,804
EnergySolutions Inc.	8,800	49,720
EnerNOC Inc. (a)	2,830	21,055
EnerSys (a)	6,523	71,753
Ennis Inc.	6,632	80,313
EnPro Industries Inc. (a)	5,448	117,350
ESCO Technologies Inc. (a)	6,310	258,394
Esterline Technologies Corp. (a)	7,048	267,049
Evergreen Solar Inc. (a)	35,770	114,106
Exponent Inc. (a)	3,926	118,094
Federal Signal Corp.	11,234	92,231
First Advantage Corp. Class A (a)	2,001	28,314
Flow International Corp. (a)	8,500	20,570
Force Protection Inc. (a)	18,300	109,434
Forward Air Corp.	7,808	189,500
Franklin Electric Co. Inc.	5,398	151,738
Freightcar America Inc.	3,360	61,387
Fuel Tech Inc. (a)	5,100	54,009
FuelCell Energy Inc. (a)	19,010	73,759
Furmanite Corp. (a)	7,900	42,581
Fushi Copperweld Inc. (a)	4,100	21,607
G&K Services Inc. Class A	4,780	96,652
Genco Shipping & Trading Ltd.	6,194	91,671
GenCorp Inc. (a)	14,026	51,616
Genesee & Wyoming Inc. (a)	7,688	234,484
Geo Group Inc. (a)	12,480	225,014
GeoEye Inc. (a)	5,000	96,150
Global Cash Access Holdings Inc. (a)	9,700	21,534
GrafTech International Ltd. (a)	29,827	248,161
Graham Corp.	2,800	30,296
Granite Construction Inc.	8,305	364,839
Great Lakes Dredge & Dock Co.	8,400	34,860
Greenbrier Companies Inc.	3,607	24,780
Griffon Corp. (a)	11,136	103,899
GT Solar International Inc. (a)	7,700	22,253
H&E Equipment Services Inc. (a)	3,800	29,298
Hawaiian Holdings Inc. (a)	11,300	72,094
Healthcare Services Group Inc.	10,491	167,122
Heartland Express Inc.	15,126	238,386
Heico Corp.	5,778	224,360
Heidrick & Struggles International Inc.	4,812	103,650
Herley Industries Inc. (a)	2,600	31,928
Herman Miller Inc.	13,700	178,511
Hexcel Corp. (a)	23,874	176,429
Hill International Inc. (a)	5,200	36,608
HNI Corp.	10,500	166,320

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Horizon Lines Inc.	8,600	$30,014
Houston Wire & Cable Co.	5,100	47,481
Hub Group Inc. (a)	9,774	259,304
Hudson Highland Group Inc. (a)	7,246	24,274
Hurco Companies Inc. (a)	1,900	22,800
Huron Consulting Group Inc. (a)	5,290	302,958
ICF International Inc. (a)	2,100	51,597
ICT Group Inc. (a)	2,100	9,618
II-VI Inc. (a)	5,898	112,593
Innerworkings Inc. (a)	9,152	59,946
Insituform Technologies Inc. (a)	7,456	146,809
Insteel Industries Inc.	5,100	57,579
Integrated Electrical Services Inc. (a)	2,700	23,652
Interface Inc.	13,905	64,519
Interline Brands Inc. (a)	7,339	78,014
International Shipholding Corp.	1,900	48,127
Jackson Hewitt Tax Service Inc.	7,692	120,687
Jetblue Airways Corp. (a)	41,500	294,650
K-Tron International Inc. (a)	500	39,950
Kadant Inc. (a)	3,558	47,962
Kaman Corp.	6,946	125,931
Kaydon Corp.	8,532	293,074
Kelly Services Inc. Class A	7,416	96,482
Kenexa Corp. (a)	6,300	50,274
Key Technology Inc. (a)	1,000	18,890
Kforce Inc. (a)	7,126	54,728
Kimball International Inc. Class B	6,483	55,819
Knight Transportation Inc.	13,796	222,391
Knoll Inc.	11,444	103,225
Korn/Ferry International (a)	11,133	127,139
L.B. Foster Co. (a)	2,900	90,712
LaBarge Inc. (a)	2,200	31,570
Ladish Co. Inc. (a)	4,400	60,940
Lawson Products Inc.	711	16,246
Layne Christensen Co. (a)	5,186	124,516
Learning Tree International Inc. (a)	1,600	13,632
LECG Corp. (a)	6,628	44,474
Lindsay Corp.	2,998	95,306
LMI Aerospace Inc. (a)	1,700	19,329
LSI Industries Inc.	6,090	41,838
Lydall Inc. (a)	5,200	29,900
M & F Worldwide Corp. (a)	2,964	45,794
Marten Transport Ltd. (a)	4,159	78,855
MasTec Inc. (a)	10,081	116,738
McGrath Rentcorp	6,040	129,014
Medis Technologies Ltd. (a)	9,194	4,137
Mercury Computer Systems Inc. (a)	6,670	42,088
Met-Pro Corp.	2,700	35,964
Metalico Inc. (a)	5,500	8,525
Michael Baker Corp. (a)	2,100	77,511
Microvision Inc. (a)	17,000	28,560
Middleby Corp. (a)	4,634	126,369
Mine Safety Appliances Co.	7,518	179,755

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Mobile Mini Inc. (a)	9,394	$135,461
Moog Inc. Class A (a)	10,343	378,243
MPS Group Inc. (a)	23,525	177,143
Mueller Industries Inc.	9,311	233,520
Mueller Water Products Inc.	30,300	254,520
Multi-Color Corp.	1,750	27,685
NACCO Industries Inc. Class A	1,336	49,980
Navigant Consulting Inc. (a)	11,648	184,854
NCI Building Systems Inc. (a)	4,732	77,132
Nordson Corp.	8,772	283,248
Odyssey Marine Exploration Inc. (a)	10,900	35,098
Old Dominion Freight Line Inc. (a)	7,375	209,892
On Assignment Inc. (a)	10,300	58,401
Orbital Sciences Corp. (a)	14,166	276,662
Orion Energy Systems Inc. (a)	3,400	18,394
Orion Marine Group Inc. (a)	6,200	59,892
Otter Tail Corp.	8,991	209,760
Pacer International Inc.	9,605	100,180
Park-Ohio Holdings Corp. (a)	1,500	9,255
Patriot Transportation Holding Inc. (a)	200	14,014
Perini Corp. (a)	12,518	292,671
PHH Corp. (a)	12,902	164,242
PICO Holdings Inc. (a)	4,447	118,201
Pike Electric Corp. (a)	3,800	46,740
Plug Power Inc. (a)	15,900	16,218
PMFG Inc. (a)	2,600	24,856
Polypore International Inc. (a)	3,600	27,216
Portfolio Recovery Associates Inc. (a)	3,983	134,785
Powell Industries Inc. (a)	2,135	61,958
Power-One Inc. (a)	16,208	19,287
Preformed Line Products Co.	400	18,416
PRG-Schultz International Inc. (a)	2,700	11,016
Quanex Building Products Corp.	8,841	82,840
Raven Industries Inc.	4,492	108,257
RBC Bearings Inc. (a)	5,200	105,456
Regal-Beloit Corp.	7,722	293,359
Republic Airways Holdings Inc. (a)	9,632	102,773
Resources Connection Inc. (a)	12,183	199,558
Robbins & Myers Inc.	6,758	109,277
Rollins Inc.	9,392	169,807
RSC Holdings Inc. (a)	10,900	92,868
Rush Enterprises Inc. Class A (a)	9,468	81,141
Saia Inc. (a)	4,235	45,992
Sauer-Danfoss Inc.	3,339	29,216
Schawk Inc.	3,882	44,488
School Specialty Inc. (a)	5,264	100,648
Seaboard Corp.	74	88,356
Simpson Manufacturing Co. Inc.	8,857	245,870
SkyWest Inc.	14,521	270,091
Spherion Corp. (a)	15,993	35,345
Standard Parking Corp. (a)	1,800	34,812
Standard Register Co.	3,596	32,112
Standex International Corp.	2,827	56,088

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Stanley Inc. (a)	1,930	$69,905
Sterling Construction Company Inc. (a)	2,500	46,350
Sun Hydraulics Corp.	3,200	60,288
Sykes Enterprises Inc. (a)	7,769	148,543
TAL International Group Inc.	3,400	47,940
Taleo Corp. (a)	6,633	51,936
Taser International Inc. (a)	16,992	89,718
TBS International Ltd. Class A (a)	2,400	24,072
Team Inc. (a)	5,000	138,500
Tecumseh Products Co. Class A (a)	4,537	43,464
Teledyne Technologies Inc. (a)	8,859	394,668
TeleTech Holdings Inc. (a)	10,305	86,047
Tennant Co.	4,576	70,470
Tetra Tech Inc. (a)	14,351	346,577
Textainer Group Holdings Ltd.	1,800	19,080
The Gormann-Rupp Co.	3,387	105,403
The Providence Service Corp. (a)	3,699	5,364
Thermadyne Holdings Corp. (a)	2,700	18,549
Titan International Inc.	8,347	68,863
Titan Machinery Inc. (a)	2,100	29,526
TransDigm Group Inc. (a)	8,354	280,444
Tredegar Corp.	6,699	121,788
Trex Co. Inc. (a)	4,334	71,338
TriMas Corp. (a)	2,600	3,588
Triumph Group Inc.	3,882	164,830
TrueBlue Inc. (a)	11,110	106,323
TurboChef Technologies Inc. (a)	5,330	26,170
Twin Disc Inc.	2,700	18,603
UAL Corp.	30,400	335,008
Ultralife Corp. (a)	3,800	50,958
Ultrapetrol Bahamas Ltd. (a)	5,800	18,502
United Stationers Inc. (a)	6,254	209,446
Universal Forest Products Inc.	4,610	124,055
Universal Truckload Services Inc. (a)	1,100	15,576
US Airways Group Inc. (a)	28,500	220,305
Valence Technology Inc. (a)	10,500	19,110
Viad Corp.	5,162	127,708
Vicor Corp.	3,808	25,171
Volt Information Sciences Inc. (a)	4,003	28,942
VSE Corp.	700	27,461
Wabash National Corp.	8,951	40,279
Wabtec Corp.	12,041	478,630
Waste Connections Inc. (a)	19,840	626,349
Waste Services Inc. (a)	6,057	39,855
Watsco Inc.	5,499	211,162
Watson Wyatt Worldwide Inc.	10,633	508,470
Watts Water Technologies Inc.	7,324	182,880
Werner Enterprises Inc.	10,626	184,255
Woodward Governor Co.	15,110	347,832
Xerium Technologies Inc. (a)	6,792	4,483
YRC Worldwide Inc. (a)	13,800	39,606

	100,000,000	32,509,718

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Information Technology (14.99%)
3Com Corp (a)	98,171	$223,830
3PAR Inc. (a)	5,772	44,040
ACI Worldwide Inc. (a)	9,316	148,124
Acme Packet Inc. (a)	5,600	29,456
Actel Corp. (a)	7,237	84,818
Actuate Corp. (a)	17,800	52,688
Acxiom Corp.	14,600	118,406
Adaptec Inc. (a)	27,524	90,829
Adtran Inc.	15,052	223,974
Advanced Analogic Technologies Inc. (a)	13,700	41,374
Advanced Energy Industries Inc. (a)	9,133	90,873
Advent Software Inc. (a)	4,605	91,962
Agilysys Inc.	6,960	29,858
Airvana Inc. (a)	4,411	26,995
American Software Inc. Class A	3,600	16,920
Amkor Technology Inc. (a)	26,864	58,564
ANADIGICS Inc. (a)	15,100	22,348
Anaren Inc. (a)	4,446	53,130
Anixter International Inc. (a)	7,396	222,768
Applied Micro Circuits Corp. (a)	16,262	63,910
ArcSight Inc. (a)	528	4,229
Ariba Inc. (a)	22,494	162,182
Arris Group Inc. (a)	30,579	243,103
Art Technology Group Inc. (a)	34,300	66,199
Aruba Networks Inc. (a)	13,900	35,445
AsiaInfo Holdings Inc. (a)	8,500	100,640
Asyst Technologies Inc. (a)	15,075	3,769
Atheros Communications (a)	14,723	210,686
ATMI Inc. (a)	7,988	123,255
AuthenTec Inc. (a)	7,418	12,388
Avanex Corp. (a)	3,866	4,059
Avid Technology Inc. (a)	8,500	92,735
Avocent Corp. (a)	10,932	195,792
Axcelis Technologies Inc. (a)	25,786	13,151
Bankrate Inc. (a)	3,083	117,154
Bel Fuse Inc.	2,770	58,724
Benchmark Electronics Inc. (a)	16,577	211,688
BigBand Networks Inc. (a)	9,644	53,235
Black Box Corp.	4,455	116,365
Blackbaud Inc.	12,011	162,149
Blackboard Inc. (a)	8,091	212,227
Blue Coat Systems Inc. (a)	7,978	67,015
Bookham Inc. (a)	20,800	9,360
Bottomline Technologies Inc. (a)	6,731	47,790
Brightpoint Inc. (a)	12,161	52,900
Brooks Automation Inc. (a)	17,549	101,960
Cabot Microelectronics Corp. (a)	5,861	152,796
CACI International Inc. (a)	7,300	329,157
Callidus Software Inc. (a)	5,600	16,744
Cass Information Systems Inc.	1,255	38,227
Cavium Networks Inc. (a)	7,261	76,313
CEVA Inc. (a)	3,900	27,300
Checkpoint Systems Inc. (a)	9,409	92,585

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
China Information Security Technology Inc. (a)	4,300	$15,480
Chordiant Software Inc. (a)	9,160	24,366
Ciber Inc. (a)	12,043	57,927
Cirrus Logic Inc. (a)	18,597	49,840
Cogent Inc. (a)	11,071	150,233
Cognex Corp.	10,761	159,263
Cogo Group Inc. (a)	7,300	35,478
Coherent Inc. (a)	5,500	118,030
Cohu Inc.	6,008	72,997
Commvault Systems Inc. (a)	10,288	137,962
Compellent Technologies Inc. (a)	2,831	27,546
comScore Inc. (a)	5,028	64,107
Comtech Telecommunications Corp. (a)	5,897	270,201
Comverge Inc. (a)	6,128	30,027
Concur Technologies Inc. (a)	10,597	347,794
Constant Contact Inc. (a)	4,600	60,950
CPI International Inc. (a)	1,600	13,856
Cray Inc. (a)	10,400	21,632
CSG Systems International Inc. (a)	9,365	163,607
CTS Corp.	10,141	55,877
CyberSource Corp. (a)	17,663	211,779
Cymer Inc. (a)	7,576	165,990
Daktronics Inc.	7,852	73,495
Data Domain Inc. (a)	9,000	169,200
DealerTrack Holdings Inc. (a)	10,141	120,577
Deltek Inc. (a)	2,200	10,208
DemandTec Inc. (a)	3,800	30,666
Dice Holdings Inc. (a)	4,018	16,393
Digi International Inc. (a)	6,648	53,915
Digimarc Corp. (a)	1,200	12,024
Digital River Inc. (a)	9,134	226,523
Diodes Inc. (a)	7,489	45,383
DivX Inc. (a)	8,000	41,840
Double-Take Software Inc. (a)	5,000	44,850
DSP Group Inc. (a)	7,324	58,738
DTS Inc. (a)	4,984	91,456
EarthLink Inc. (a)	27,632	186,792
Ebix Inc. (a)	1,200	28,680
Echelon Corp. (a)	8,344	68,004
Electro Scientific Industries Inc. (a)	6,738	45,751
Electronics for Imaging Inc. (a)	13,608	130,093
EMCORE Corp. (a)	17,700	23,010
EMS Technologies Inc. (a)	4,200	108,654
Emulex Corp. (a)	20,388	142,308
Entegris Inc. (a)	27,693	60,648
Entropic Communications Inc. (a)	2,000	1,000
Entrust Inc. (a)	12,300	19,434
Epicor Software Corp. (a)	15,514	74,467
EPIQ Systems Inc. (a)	7,990	133,513
Euronet Worldwide Inc. (a)	11,281	130,972
Exar Corp. (a)	11,167	74,484
Exlservice Holdings Inc. (a)	4,465	38,265

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Extreme Networks Inc. (a)	25,864	$60,522
Fair Isaac Corp.	11,800	198,948
FalconStor Software Inc. (a)	11,116	30,902
FARO Technologies Inc. (a)	4,600	77,556
FEI Co. (a)	9,686	182,678
Finisar Corp. (a)	100,647	38,246
Formfactor Inc. (a)	11,769	171,827
Forrester Research Inc. (a)	3,452	97,381
Gartner Inc. (a)	14,751	263,010
Gerber Scientific Inc. (a)	7,200	36,792
Gevity HR Inc.	7,578	11,443
Globecomm Systems Inc. (a)	3,700	20,313
Hackett Group Inc. (a)	8,800	25,696
Harmonic Inc. (a)	24,854	139,431
Harris Stratex Networks Inc. Class A (a)	5,750	29,670
Heartland Payment Systems Inc.	5,600	98,000
Hittite Microwave Corp. (a)	4,500	132,570
Hughes Communications Inc. (a)	1,600	25,504
Hutchinson Technology Inc. (a)	6,928	24,109
Hypercom Corp. (a)	13,541	14,624
i2 Technologies Inc. (a)	4,700	30,033
iBasis Inc. (a)	7,000	9,870
iGate Corp. (a)	6,126	39,880
Imation Corp.	8,159	110,718
Immersion Corp. (a)	8,400	49,476
Infinera Corp. (a)	22,497	201,573
infoGROUP Inc.	6,625	31,403
Informatica Corp. (a)	22,108	303,543
Infospace Inc.	9,735	73,499
Integral Systems Inc. (a)	5,006	60,322
Interactive Intelligence Inc. (a)	4,300	27,563
InterDigital Inc. (a)	11,730	322,575
Intermec Inc. (a)	15,047	199,824
Internap Network Services Corp. (a)	14,490	36,225
Internet Brands Inc. (a)	4,400	25,608
Internet Capital Group Inc. (a)	10,321	56,249
Interwoven Inc. (a)	10,861	136,849
Intevac Inc. (a)	6,332	32,103
IPG Photonics Corp. (a)	4,126	54,381
Isilon Systems Inc. (a)	3,641	11,979
Ixia (a)	9,203	53,193
IXYS Corp.	7,014	57,936
j2 Global Communications Inc. (a)	11,616	232,785
Jack Henry & Associates Inc.	19,496	378,417
JDA Software Group Inc. (a)	6,932	91,017
Kemet Corp. (a)	20,096	5,426
Keynote Systems Inc. (a)	2,900	22,359
Kopin Corp. (a)	14,200	28,968
Kulicke & Soffa Industries Inc. (a)	15,228	25,888
L-1 Identity Solutions Inc. (a)	15,847	106,809
Lattice Semiconductor Corp. (a)	32,793	49,517
Lawson Software Inc. (a)	29,484	139,754
Limelight Networks Inc. (a)	9,179	22,489

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Liquidity Services Inc. (a)	4,400	$36,652
Littelfuse Inc. (a)	5,837	96,894
LoopNet Inc. (a)	6,600	45,012
Loral Space & Communications Inc. (a)	2,600	37,778
LTX-Credence Corp. (a)	31,969	8,632
Macrovision Solutions Corp. (a)	20,360	257,554
Magma Design Automation Inc. (a)	12,069	12,310
Manhattan Associates Inc. (a)	7,005	110,749
ManTech International Corp. (a)	5,437	294,631
Marchex Inc. Class B	6,772	39,481
Mattson Technology Inc. (a)	14,652	20,659
MAXIMUS Inc.	4,399	154,449
Maxwell Technologies Inc. (a)	5,600	28,392
Measurement Specialties Inc. (a)	3,000	20,850
Mentor Graphics Corp. (a)	22,626	116,976
Mercadolibre Inc. (a)	6,300	103,383
Methode Electronics Inc.	9,667	65,156
Micrel Inc.	14,195	103,765
MICROS Systems Inc. (a)	20,316	331,557
Microsemi Corp. (a)	19,416	245,418
MicroStrategy Inc. (a)	2,225	82,614
Microtune Inc. (a)	12,977	26,473
Midway Games Inc. (a)	7,523	1,429
MIPS Technologies Inc. (a)	10,820	12,010
MKS Instruments Inc. (a)	11,978	177,155
ModusLink Global Solutions Inc. (a)	11,795	34,088
Monolithic Power Systems Inc. (a)	7,125	89,846
Monotype Imaging Holdings Inc. (a)	2,900	16,820
MRV Communications Inc. (a)	32,888	25,324
MSC.Software Corp. (a)	10,200	68,136
MTS Systems Corp.	4,857	129,390
Multi-Fineline Electronix Inc. (a)	2,534	29,622
NCI Inc. (a)	1,000	30,130
Ness Technologies Inc. (a)	11,305	48,385
Net 1 UEPS Technologies Inc. (a)	11,100	152,070
Netezza Corp. (a)	9,195	61,055
Netgear Inc. (a)	8,248	94,110
Netlogic Microsystems Inc. (a)	4,044	89,008
NetScout Systems Inc. (a)	6,500	56,030
NetSuite Inc. (a)	1,700	14,348
Neutral Tandem Inc. (a)	3,700	60,014
Newport Corp. (a)	9,418	63,854
Nextwave Wireless Inc. (a)	10,200	918
NIC Inc.	8,706	40,048
Novatel Wireless Inc. (a)	8,680	40,275
NVE Corp. (a)	1,500	39,195
Omniture Inc. (a)	15,413	163,994
Omnivision Technologies Inc. (a)	12,480	65,520
Online Resources Corp. (a)	7,318	34,687
OpenTV Corp. Class A (a)	18,400	22,632
Oplink Communications Inc. (a)	4,611	39,655
OPNET Technologies Inc. (a)	1,900	18,734
OpNext Inc. (a)	6,272	10,976

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Orbcomm Inc. (a)	6,700	$14,472
OSI Systems Inc. (a)	4,065	56,300
Palm Inc. (a)	25,976	79,746
Parametric Technology Corp. (a)	28,694	362,979
Park Electrochemical Corp.	5,188	98,364
ParkerVision Inc. (a)	5,100	12,597
PC Connection Inc. (a)	2,900	14,848
PC-Tel Inc.	6,500	42,705
Pegasystems Inc.	2,700	33,372
Perficient Inc. (a)	9,000	43,020
Pericom Semiconductor Corp. (a)	6,609	36,217
Perot Systems Corp. (a)	21,515	294,110
Phoenix Technologies Ltd. (a)	8,100	28,350
Photronics Inc. (a)	10,472	20,420
Plantronics Inc.	11,938	157,582
Plexus Corp. (a)	10,633	180,229
PLX Technology Inc. (a)	6,211	10,683
PMC-Sierra Inc. (a)	54,500	264,870
Polycom Inc. (a)	21,823	294,829
Power Integrations Inc.	7,200	143,136
Powerwave Technologies Inc. (a)	31,336	15,668
Presstek Inc. (a)	5,100	16,371
Progress Software Corp. (a)	9,835	189,422
PROS Holdings Inc. (a)	2,300	13,225
QAD Inc.	2,454	10,282
Quality Systems Inc.	3,968	173,084
Quantum Corp. (a)	45,740	16,466
Quest Software Inc. (a)	17,498	220,300
Rackable Systems Inc. (a)	8,300	32,702
Rackspace Hosting Inc. (a)	4,400	23,672
Radiant Systems Inc. (a)	6,614	22,289
Radisys Corp. (a)	5,229	28,916
RealNetworks Inc. (a)	23,879	84,293
Renaissance Learning Inc.	1,792	16,110
RF Micro Devices Inc. (a)	64,047	49,957
RightNow Technologies Inc. (a)	7,794	60,248
Rimage Corp. (a)	3,200	42,912
Riverbed Technology Inc. (a)	13,600	154,904
Rofin-Sinar Technologies Inc. (a)	7,934	163,282
Rogers Corp. (a)	4,165	115,662
Rubicon Technology Inc. (a)	3,000	12,780
Rudolph Technologies Inc. (a)	6,317	22,299
S1 Corp. (a)	12,944	102,128
Safeguard Scientifics Inc. (a)	25,000	17,250
Sanmina-SCI Corp. (a)	128,000	60,160
Sapient Corp. (a)	24,008	106,596
SAVVIS Inc. (a)	8,900	61,321
ScanSource Inc. (a)	7,152	137,819
SeaChange International Inc. (a)	9,300	67,053
Semitool Inc. (a)	5,645	17,217
Semtech Corp. (a)	15,022	169,298
ShoreTel Inc. (a)	9,039	40,585
Sigma Designs Inc. (a)	6,596	62,662

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Silicon Image Inc. (a)	20,273	$85,147
Silicon Storage Technology Inc. (a)	23,984	54,923
SiRF Technology Holdings Inc. (a)	14,338	18,353
Skyworks Solutions Inc. (a)	40,267	223,079
Smart Modular Technologies
(WWH) Inc. (a)	11,300	17,402
Smith Micro Software Inc. (a)	8,900	49,484
Solera Holdings Inc. (a)	13,400	322,940
Sonic Solutions (a)	7,609	13,392
SonicWALL Inc. (a)	15,066	59,963
Sonus Networks Inc. (a)	55,006	86,909
Sourcefire Inc. (a)	3,800	21,280
Spansion Inc. Class A (a)	28,600	5,414
SPSS Inc. (a)	4,758	128,276
SRA International Inc. (a)	10,100	174,225
Standard Microsystems Corp. (a)	5,432	88,759
Starent Networks Corp. (a)	8,327	99,341
STEC Inc. (a)	8,700	37,062
Stratasys Inc. (a)	5,214	56,051
SuccessFactors Inc. (a)	6,807	39,072
Super Micro Computer Inc. (a)	4,107	25,997
Supertex Inc. (a)	3,280	78,753
SupportSoft Inc. (a)	8,500	18,955
Switch & Data Facilities Co. (a)	4,674	34,541
Sybase Inc. (a)	19,600	485,492
Sycamore Networks Inc. (a)	44,474	119,635
Symmetricom Inc. (a)	11,346	44,817
Synaptics Inc. (a)	8,524	141,157
Synchronoss Technologies Inc. (a)	5,900	62,894
SYNNEX Corp. (a)	3,905	44,244
Syntel Inc.	3,705	85,660
Take-Two Interactive Software Inc. (a)	19,000	143,640
Technitrol Inc.	10,180	35,426
TechTarget (a)	2,726	11,776
Techwell Inc. (a)	4,900	31,850
Tekelec (a)	17,337	231,276
TeleCommunication Systems Inc.
Class A (a)	6,700	57,553
Terremark Worldwide Inc. (a)	12,058	46,906
Tessera Technologies Inc. (a)	11,772	139,851
The Knot Inc. (a)	8,100	67,392
TheStreet.com Inc.	5,900	17,110
THQ Inc. (a)	16,409	68,754
TIBCO Software Inc. (a)	45,520	236,249
TNS Inc. (a)	6,905	64,838
Transmeta Corp. (a)	3,600	65,520
Trident Microsystems Inc. (a)	18,084	34,179
TriQuint Semiconductor Inc. (a)	35,109	120,775
TTM Technologies Inc. (a)	11,860	61,791
Tyler Technologies Inc. (a)	8,590	102,908
Ultimate Software Group Inc. (a)	6,633	96,842
Ultra Clean Holdings Inc. (a)	6,500	13,065

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ultratech Inc. (a)	6,679	$79,881
Unica Corp. (a)	2,400	13,152
United Online Inc.	19,156	116,277
Universal Display Corp. (a)	6,433	60,792
UTStarcom Inc. (a)	26,543	49,105
ValueClick Inc. (a)	21,640	148,018
VASCO Data Security International Inc. (a)	7,502	77,496
Veeco Instruments Inc. (a)	8,202	52,001
VeriFone Holdings Inc. (a)	16,700	81,830
ViaSat Inc. (a)	6,864	165,285
Vignette Corp. (a)	7,330	68,975
Virtusa Corp. (a)	1,300	7,332
Vocus Inc. (a)	4,500	81,945
Volterra Semiconductor Corp. (a)	7,121	50,915
Web.com Group Inc. (a)	8,200	30,012
Websense Inc. (a)	10,802	161,706
Wind River Systems Inc. (a)	18,154	163,931
Wright Express Corp. (a)	9,983	125,786
Zoran Corp. (a)	12,294	83,968
Zygo Corp. (a)	4,500	31,095

		28,674,952

Materials (3.92%)
A. Schulman Inc.	7,460	126,820
AbitibiBowater Inc. (a)	12,883	6,055
AEP Industries Inc. (a)	1,400	24,612
Allied Nevada Gold Corp. (a)	10,100	51,106
AM Castle & Co.	3,789	41,035
AMCOL International Corp.	6,144	128,717
American Vanguard Corp.	5,513	64,502
Apex Silver Mines Ltd. (a)	15,610	15,298
Arch Chemicals Inc.	6,082	158,558
Balchem Corp.	3,992	99,441
Boise Inc. (a)	9,900	4,257
Brush Engineered Materials Inc. (a)	4,852	61,717
Buckeye Technologies Inc. (a)	8,674	31,573
Calgon Carbon Corp. (a)	13,752	211,231
Cambrex Corp. (a)	8,981	41,492
China Precision Steel Inc. (a)	5,700	7,125
Clearwater Paper Corp. (a)	2,838	23,811
Coeur d’Alene Mines Corp. (a)	136,675	120,274
Compass Minerals International Inc.	8,050	472,213
Deltic Timber Corp.	2,730	124,897
Ferro Corp.	10,440	73,602
Flotek Industries Inc. (a)	6,200	15,624
General Moly Inc. (a)	17,300	20,414
General Steel Holdings Inc. (a)	3,400	13,396
GenTek Inc. (a)	2,500	37,625
Gibraltar Industries Inc.	7,482	89,335
Glatfelter	10,596	98,543
Graphic Packaging Holding Co. (a)	31,460	35,864

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Haynes International Inc. (a)	2,800	$68,936
HB Fuller Co.	12,054	194,190
Headwaters Inc. (a)	9,801	66,157
Hecla Mining Co. (a)	42,291	118,415
Horsehead Holding Corp. (a)	8,000	37,600
ICO Inc. (a)	7,300	23,068
Innophos Holdings Inc.	3,000	59,430
Innospec Inc.	6,512	38,356
Kaiser Aluminum Corp.	3,900	87,828
Kapstone Paper and Packaging Corp. (a)	2,500	5,950
Koppers Holdings Inc.	5,000	108,100
Landec Corp. (a)	4,300	28,294
Louisiana-Pacific Corp.	25,100	39,156
LSB Industries Inc. (a)	4,900	40,768
Mercer International Inc.-SBI (a)	8,744	16,788
Minerals Technologies Inc.	4,609	188,508
Myers Industries Inc.	6,045	48,360
Neenah Paper Inc.	4,584	40,523
NewMarket Corp.	3,393	118,450
NL Industries Inc.	1,843	24,696
NN Inc.	5,100	11,679
Northwest Pipe Co. (a)	2,600	110,786
Olin Corp.	18,408	332,817
Olympic Steel Inc.	2,400	48,888
OM Group Inc. (a)	7,469	157,671
Pegasus Wireless Corp. Warrants (a) (b)	1,190	0
Penford Corp.	3,700	37,444
PolyOne Corp. (a)	23,048	72,601
Potlatch Corp.	9,834	255,782
Quaker Chemical Corp.	3,100	50,995
Rock-Tenn Co. Class A	9,218	315,071
Rockwood Holdings Inc. (a)	10,374	112,039
Royal Gold Inc.	7,631	375,521
RTI International Metals Inc. (a)	5,579	79,835
Schweitzer-Mauduit International Inc.	4,630	92,693
Sensient Technologies Corp.	11,544	275,671
ShengdaTech Inc. (a)	8,900	31,328
Silgan Holdings Inc.	6,686	319,658
Solutia Inc. (a)	23,700	106,650
Spartech Corp.	9,004	56,365
Stepan Co.	1,251	58,784
Stillwater Mining Co. (a)	9,999	49,395
Sutor Technology Group Ltd. (a)	2,900	6,699
Symyx Technologies Inc. (a)	8,469	50,306
Texas Industries Inc.	5,850	201,825
U.S. Concrete Inc. (a)	11,600	38,976
Universal Stainless & Alloy Products Inc. (a)	2,000	28,980
Verso Paper Corp.	5,100	5,253
Wausau Paper Corp.	11,826	135,289
Westlake Chemical Corp.	4,200	68,418
Worthington Industries Inc.	16,067	177,058

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
WR Grace & Co. (a)	17,976	$107,317
Zep Inc.	5,331	102,942
Zoltek Companies Inc. (a)	6,705	60,278

		7,487,724

Telecommunication Services (1.14%)
Alaska Communications Systems
Group Inc.	12,179	114,239
Atlantic Tele-Network Inc.	1,900	50,445
Cbeyond Inc. (a)	6,600	105,468
Centennial Communications Corp. (a)	17,728	142,888
Cincinnati Bell Inc. (a)	61,385	118,473
Cogent Communications Group Inc. (a)	12,000	78,360
Consolidated Communications Holdings Inc.	7,008	83,255
FairPoint Communications Inc.	21,440	70,323
FiberTower Corp. (a)	27,600	4,416
General Communication Inc. Class A (a)	12,682	102,597
Global Crossing Ltd. (a)	7,300	57,962
Globalstar Inc. (a)	7,295	1,459
ICO Global Communications Holdings Ltd. (a)	24,300	27,459
IDT Corp. Class B (a)	12,063	4,825
Iowa Telecommunications Services Inc.	8,097	115,625
iPCS Inc. (a)	4,700	32,242
NTELOS Holdings Corp.	7,000	172,620
PAETEC Holding Corp. (a)	30,026	43,237
Premiere Global Services Inc. (a)	16,540	142,409
Shenandoah Telecommunications Co.	5,138	144,121
Syniverse Holdings Inc. (a)	12,790	152,713
TerreStar Corp. (a)	12,700	5,080
tw telecom inc. (a)	36,716	310,985
USA Mobility Inc. (a)	6,849	79,243
Virgin Mobile USA Inc. (a)	5,576	4,684
Vonage Holdings Corp. (a)	12,900	8,514

		2,173,642

Utilities (4.28%)
Allete Inc.	6,186	199,622
American States Water Co.	4,978	164,174
Avista Corp.	14,406	279,188
Black Hills Corp.	9,089	245,039
Cadiz Inc. (a)	2,300	28,773
California Water Service Group	4,304	199,835
Central Vermont Public Service Corp.	2,000	47,720
CH Energy Group Inc.	3,926	201,757
Chesapeake Utilities Corp.	800	25,184
Cleco Corp.	16,084	367,198
Connecticut Water Service Inc.	1,000	23,610
Consolidated Water Co. Ltd.	4,500	56,250
El Paso Electric Co. (a)	11,432	206,805
Empire District Electric Co.	7,230	127,248

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities (Cont.)
Idacorp Inc.	10,655	$313,790
ITC Holdings Corp.	12,300	537,264
Laclede Group Inc.	5,588	261,742
MGE Energy Inc.	4,859	160,347
Middlesex Water Co.	1,900	32,737
New Jersey Resources Corp.	11,010	433,244
Nicor Inc.	10,824	376,026
Northwest Natural Gas Co.	7,073	312,839
NorthWestern Corp.	9,139	214,492
Ormat Technologies Inc.	4,900	156,163
Piedmont Natural Gas Company Inc.	19,000	601,730
PNM Resources Inc.	19,270	194,242
Portland General Electric Co.	15,600	303,732
SJW Corp.	3,348	100,239
South Jersey Industries Inc.	8,050	320,793
Southwest Gas Corp.	10,224	257,849
Southwest Water Co.	6,615	21,300
Synthesis Energy Systems Inc. (a)	3,700	2,516
U.S. Geothermal Inc. (a)	12,400	10,292
UIL Holdings Corp.	6,258	187,928
Unisource Energy Corp.	8,211	241,075
Westar Energy Inc.	26,200	537,362
WGL Holdings Inc.	13,100	428,239

		8,178,344

Total Common Stocks
(cost $268,552,271)		187,004,670

Short-term Investments (1.86%)
JPMorgan U.S. Government Money Market Fund	2,867,237	2,867,237
U.S. Treasury Bill, (c) 0.105%, 05/14/2009	$680,000	679,825

Total Short-term Investments
(cost $3,546,985)		3,547,062

TOTAL INVESTMENTS (99.64%)
(cost $272,099,256)		190,551,732
OTHER ASSETS, NET OF LIABILITIES (0.36%)		692,637

NET ASSETS (100.00%)		$191,244,369

(a)	Non-income producing security.

(b)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2008 this security has been pledged to cover, in whole or in part, initial margin requirements for open future contracts.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (98.13%) (a)
Australia (5.85%)
AGL Energy Ltd.	9,311	$101,278
Alumina Ltd.	24,149	23,876
Amcor Ltd.	18,798	77,936
AMP Ltd.	37,198	143,407
Aristocrat Leisure Ltd.	7,763	21,425
Asciano Group	11,301	12,138
Australia & New Zealand Banking Group Ltd.	40,331	438,631
Australian Stock Exchange	3,607	85,436
AXA Asia Pacific Holdings Ltd.	15,030	52,813
Bendigo and Adelaide Bank Ltd.	4,462	34,912
BHP Billiton Ltd.	66,328	1,437,582
Billabong International Ltd.	2,124	11,900
BlueScope Steel Ltd.	15,644	39,213
Boral Ltd.	12,081	39,918
Brambles Ltd.	28,442	150,760
Caltex Australia Ltd.	2,825	14,448
CFS Retail Property Trust	25,696	34,460
Coca-Cola Amatil Ltd.	11,002	71,918
Cochlear Ltd.	1,111	43,780
Commonwealth Bank of Australia	27,661	568,615
Computershare Ltd.	10,823	60,335
Crown Ltd.	9,361	39,751
CSL Ltd.	11,863	285,409
CSR Ltd.	19,518	24,630
Dexus Property Group	68,817	40,139
Fairfax Media Ltd.	24,834	28,881
Fortescue Metals Group Ltd. (b)	26,454	36,316
Foster’s Group Ltd.	38,123	149,589
Goodman Fielder Ltd.	16,201	15,327
Goodman Group	46,502	24,477
GPT Group	91,878	61,123
Harvey Norman Holdings Ltd.	8,815	16,616
Incitec Pivot Ltd.	36,249	64,824
Insurance Australia Group Ltd.	39,646	109,699
James Hardie Industries NV CDI	6,878	22,847
Leighton Holdings Ltd.	2,966	58,334
Lend Lease Corp. Ltd.	7,171	36,725
Lion Nathan Ltd.	6,271	36,666
Macquarie Airports	9,991	17,056
Macquarie Group Ltd.	5,842	120,963
Macquarie Infrastructure Group	52,701	64,101
Macquarie Office Trust	33,144	5,658
Metcash Ltd.	13,508	42,084
Mirvac Group	22,557	20,537
National Australia Bank Ltd.	37,036	555,503
Newcrest Mining Ltd.	8,976	216,375
Nufarm Ltd.	2,154	16,072
Onesteel Ltd.	16,774	29,593
Orica Ltd.	7,234	71,935
Origin Energy Ltd.	17,413	200,365
OZ Minerals Ltd. (c)	57,968	22,678

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Perpetual Ltd.	548	$14,457
Qantas Airways Ltd.	17,118	32,174
QBE Insurance Group Ltd.	19,218	354,358
Rio Tinto Ltd.	5,669	154,989
Santos Ltd.	12,339	130,510
Sims Group Ltd.	2,679	33,043
Sonic Healthcare Ltd.	7,081	73,335
Stockland	31,353	90,098
Suncorp-Metway Ltd.	20,239	121,708
Tabcorp Holding Ltd.	11,153	55,453
Tatts Group Ltd.	22,000	43,660
Telstra Corp. Ltd.	86,407	235,993
Toll Holdings Ltd.	10,779	47,513
Transurban Group	24,955	95,853
Wesfarmers Ltd.	12,840	165,342
Wesfarmers Ltd. PPS	3,355	42,955
Westfield Group	34,796	320,518
Westpac Banking Corp.	55,653	680,986
Woodside Petroleum Ltd.	9,560	252,390
Woolworths Ltd.	24,149	459,394
WorleyParsons Ltd.	3,279	33,373

		9,337,156

Austria (0.33%)
Erste Group Bank AG	3,875	90,683
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,590	73,891
OMV AG	3,450	92,137
Raiffeisen International Bank Holding AG	1,100	30,734
Strabag SE	1,060	23,991
Telekom Austria AG	7,255	104,400
Vienna Insurance Group	730	24,599
VoestAlpine AG	2,428	52,723
Wienerberger AG	1,735	28,845

		522,003

Belgium (0.74%)
AB Inbev Strip VVPR (b)	5,968	33
Anheuser-Busch InBev NV	9,702	226,455
Belgacom SA	3,340	127,530
Colruyt SA	299	64,577
Compagnie Nationale a Portefeuille	695	33,795
Delhaize Group	2,025	125,814
Dexia SA	10,397	47,377
Fortis	45,805	60,708
Fortis Rights (b) (c)	45,805	0
Groupe Bruxelles Lambert SA	1,613	128,135
KBC Ancora	548	9,363
KBC GROEP NV	3,243	97,954
Mobistar SA	710	51,476

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Belgium (Cont.)
Solvay SA	1,176	$87,161
UCB SA	1,993	65,338
Umicore	2,720	53,468

		1,179,184

Denmark (0.84%)
A P Moller-Maersk A/S Class A	11	58,646
A P Moller-Maersk A/S Class B	23	121,328
Carlsberg A/S Class B	1,393	45,774
Coloplast A/S Class B	470	32,160
Danisco A/S	1,082	44,420
Danske Bank A/S	9,275	93,923
DSV A/S	3,960	42,002
FLSmidth & Co. A/S Class B (b)	1,059	35,983
Jyske Bank A/S (b)	1,072	24,652
Novo Nordisk A/S Class B	8,845	458,636
Novozymes A/S Class B	950	74,546
Topdanmark A/S (b)	313	40,367
Trygvesta A/S	462	29,267
Vestas Wind Systems A/S (b)	3,740	221,234
William DeMant Holding (b)	484	19,853

		1,342,791

Finland (1.37%)
Elisa OYJ	3,147	55,064
Fortum OYJ	8,801	192,263
Kesko OYJ	1,473	36,631
Kone Corp. OYJ Class B	3,143	68,194
Metso OYJ	2,814	34,661
Neste Oil OYJ	2,575	38,062
Nokia OYJ	75,397	1,189,161
Nokian Renkaat OYJ	2,164	24,711
Orion OYJ Class B	1,088	18,347
Outokumpu OYJ	2,766	33,080
Pohjola Bank PLC	800	10,897
Rautaruukki OYJ	1,714	30,087
Sampo OYJ A Shares	8,458	156,453
Sanoma OYJ	903	11,619
Stora Enso OYJ R Shares	12,322	95,027
UPM-Kymmene OYJ	10,891	136,942
Wartsila OYJ Class B	1,891	55,507

		2,186,706

France (10.68%)
Accor SA	3,951	195,612
Aeroports de Paris (ADP)	610	41,738
Air France-KLM	2,563	33,221
Air Liquide SA	4,913	449,246
Alcatel-Lucent (b)	48,718	105,990
Alstom SA	4,344	254,777
ArcelorMittal	17,247	420,177
Atos Origin SA	1,217	30,460

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
AXA	30,704	$692,666
BNP Paribas	16,269	705,805
Bouygues	4,853	206,926
Bureau Veritas SA	698	28,027
Cap Gemini SA	2,993	116,317
Carrefour SA	12,587	489,011
Casino Guichard Perrachon SA	783	59,979
Christian Dior SA	997	56,656
CNP Assurances	909	66,382
Compagnie de Saint-Gobain	5,846	277,626
Compagnie General des Etablissements Michelin Class B	3,010	157,992
Compagnie Generale de Geophysique-Veritas (b)	2,735	40,503
Credit Agricole SA	18,382	207,516
Dassault Systemes SA	1,100	50,124
Eiffage SA	601	31,378
Electricite de France	4,140	240,036
Eramet (b)	91	17,545
Essilor International SA	4,202	198,390
Eurazeo	411	19,427
European Aeronautic Defence and Space Co.	6,724	114,451
Eutelsat Communications	1,300	30,694
France Telecom SA	36,309	1,017,164
GDF Suez	21,740	1,084,586
GDF Suez Strip VVPR (b) (c)	1,554	0
Gecina SA	218	15,119
Groupe DANONE	8,665	526,194
Hermes International SCA	1,363	190,425
ICADE	236	19,618
Iliad SA	232	20,244
Imerys SA	434	19,703
JC Decaux SA	984	16,903
Klepierre	1,615	39,918
L’Oreal SA	4,972	436,112
Lafarge SA	2,506	154,048
Lagardere SCA	2,733	111,600
Legrand SA	1,449	27,653
LVMH Moet Hennessy Louis Vuitton SA	4,861	327,430
M6 Metropole Television	898	17,498
Natixis	18,102	32,274
Neopost SA	557	50,798
PagesJaunes Groupe	2,005	19,692
Pernod Ricard SA	3,418	255,204
Peugeot SA	3,170	54,471
PPR SA	1,629	107,200
Publicis Groupe SA	2,900	75,223
Renault SA	3,834	100,560
Safran SA	3,014	40,568
Sanofi-Aventis	20,788	1,336,412
Schneider Electric SA	4,512	337,640

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
SCOR SE	2,670	$61,999
SES FDR	5,395	105,088
Societe BIC SA	441	25,501
Societe des Autoroutes Paris-Rhin-Rhone	339	23,764
Societe Generale	9,258	472,068
Societe Television Francaise 1	2,490	36,667
Sodexo	1,737	96,039
STMicroelectronics NV	14,125	95,212
Suez Environnement SA Rights (b)	5,452	91,785
Technip SA	2,147	65,421
Thales SA	1,824	76,016
Total SA	42,163	2,329,846
Unibail-Rodamco	1,673	248,928
Valeo SA	1,039	15,557
Vallourec SA	1,145	130,847
Veolia Environnement	7,630	241,893
Vinci SA	8,232	349,150
Vivendi	23,418	767,159
Wendel	464	22,948
Zodiac SA	551	20,015

		17,048,832

Germany (8.28%)
Adidas AG	4,287	164,248
Allianz SE Reg.	8,975	959,791
BASF SE	18,770	732,983
Bayer AG	15,165	888,124
Bayerische Motoren Werke (BMW) AG	6,611	204,022
Beiersdorf AG	1,865	111,025
Celesio AG	1,639	44,423
Commerzbank AG	13,255	126,576
Daimler AG	17,426	667,331
Deutsche Bank AG Reg.	10,754	427,437
Deutsche Boerse AG	3,869	281,338
Deutsche Lufthansa AG Reg.	4,688	77,480
Deutsche Post AG	16,772	285,115
Deutsche Postbank AG	1,511	32,721
Deutsche Telekom AG	56,245	854,699
E.On AG	37,716	1,488,514
Fraport AG	574	24,788
Fresenius Medical Care AG & Co. KGaA	3,934	181,770
Fresenius SE	426	21,563
GEA Group AG	3,615	61,364
Hamburger Hafen und Logistik AG	379	12,443
Hannover Rueckversicherung AG Reg.	1,012	32,346
HeidelbergCement AG	443	19,620
Henkel AG & Co. KGaA	2,751	72,069
Hochtief AG	978	50,688
Hypo Real Estate Holding AG	3,682	16,350
Infineon Technologies AG (b)	16,420	22,212
K+S Group AG	3,152	176,014

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Linde AG	2,660	$224,382
MAN AG	2,090	117,831
Merck KGaA	1,295	116,439
Metro AG	2,506	100,165
Muenchener Rueckversicherungs Gesellschaft AG Reg.	4,079	636,468
Puma AG	98	19,209
Q-Cells AG (b)	1,230	46,214
RWE AG	8,793	784,930
Salzgitter AG	880	68,736
SAP AG	17,313	631,425
Siemens AG	17,231	1,303,789
Solarworld AG	1,407	31,648
ThyssenKrupp AG	7,118	199,157
TUI AG (b)	4,352	48,915
United Internet AG Reg.	2,003	17,602
Volkswagen AG	2,303	805,076
Wacker Chemie AG	273	29,382

		13,218,422

Greece (0.48%)
Alpha Bank AE	7,784	73,193
Coca-Cola Hellenic Bottling Co. SA	3,315	48,447
EFG Eurobank Ergasias	6,773	54,215
Hellenic Petroleum SA	2,223	16,771
Hellenic Telecommunications Organization SA	5,450	90,609
Marfin Investment Group SA (b)	12,670	51,481
National Bank of Greece SA	10,052	187,619
OPAP SA	4,510	130,303
Piraeus Bank SA	6,540	58,675
Public Power Corp. SA	1,930	31,175
Titan Cement Co. SA	1,264	24,589

		767,077

Hong Kong (1.95%)
ASM Pacific Technology	4,000	13,183
Bank of East Asia Ltd.	29,076	60,775
BOC Hong Kong Holdings Ltd.	74,500	85,270
Cathay Pacific Airways Ltd.	26,000	29,253
Cheung Kong Holdings Ltd.	27,000	257,563
Cheung Kong Infrastructure Holdings Ltd.	7,000	26,328
Chinese Estates Holdings Ltd.	12,000	13,729
CLP Holdings Ltd.	41,185	279,998
Esprit Holdings Ltd.	20,500	116,814
Foxconn International Holdings Ltd. (b)	42,000	13,927
Hang Lung Group Ltd.	18,000	54,462
Hang Lung Properties Ltd.	43,000	94,407
Hang Seng Bank Ltd.	15,600	205,955
Henderson Land Development Co. Ltd.	21,881	81,837
Hong Kong & China Gas Co. Ltd.	81,992	123,775

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hong Kong Aircraft Engineering Co. Ltd.	1,200	$9,912
Hong Kong Exchanges & Clearing Ltd.	20,000	192,014
Hongkong Electric Holdings Ltd.	28,000	157,153
Hopewell Holdings	12,000	39,811
Hutchison Telecommunications International Ltd.	27,000	7,246
Hutchison Whampoa Ltd.	41,700	210,505
Hysan Development Co. Ltd.	12,136	19,732
Kerry Properties Ltd.	13,134	35,331
Kingboard Chemicals Holdings Ltd.	12,000	21,751
Li & Fung Ltd.	44,620	77,110
Lifestyle International Holdings Ltd.	13,000	13,167
Link REIT	44,000	72,667
Mongolia Energy Corporation Ltd. (b)	40,000	12,283
MTR Corp.	27,603	64,284
New World Development Co. Ltd.	47,978	49,125
NWS Holdings Ltd.	16,000	23,968
Orient Overseas International Ltd.	4,400	9,866
Pacific Basin Shipping Ltd.	31,000	14,270
PCCW Ltd.	76,118	36,338
Shangri-La Asia Ltd.	26,108	30,014
Sino Land Co. Ltd.	34,634	36,269
Sun Hung Kai Properties Ltd.	28,000	235,601
Swire Pacific Ltd. Class A	16,000	110,833
Television Broadcasts Ltd.	6,000	19,548
Wharf Holdings Ltd.	27,000	74,738
Wheelock and Co. Ltd.	18,000	39,666
Wing Hang Bank Ltd.	3,000	17,451
Yue Yuen Industrial Holdings Ltd.	12,000	23,720

		3,111,649

Ireland (0.31%)
Allied Irish Banks PLC	18,231	43,830
Anglo Irish Bank Corp. PLC	15,614	3,778
Aryzta AG (Dublin) (b)	692	22,236
Bank of Ireland	19,888	23,061
CRH PLC	10,538	268,373
Elan Corp. PLC (b)	9,533	55,472
Kerry Group PLC Class A	2,787	51,067
Ryanair Holdings PLC (b)	7,328	30,407

		498,224

Italy (3.64%)
A2A SpA	24,526	43,551
Alleanza Assicurazioni SpA	8,882	71,786
Assicurazioni Generali SpA	21,085	585,099
Atlantia SpA	5,470	100,112
Autogrill SpA	1,491	11,186
Banca Carige SpA	13,189	31,325
Banca Monte Dei Paschi di Siena SpA	49,329	105,168
Banca Popolare di Milano Scarl	7,817	45,678
Banco Popolare Societa Cooperativa	13,174	93,881

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
Bulgari SpA	2,324	$14,885
Enel SpA	85,906	556,179
Eni SpA	51,454	1,244,453
Fiat SpA	14,491	97,497
Finmeccanica SpA	8,141	126,735
Fondiaria Sai SpA	1,245	22,264
IFIL Investments SpA	6,368	16,076
Intesa Sanpaolo	152,812	557,934
Intesa Sanpaolo RNC (b)	18,229	45,969
Italcementi SpA	1,048	13,687
Italcementi SpA RNC	1,830	12,528
Lottomatica SpA	1,186	29,163
Luxottica Group SpA	3,037	55,836
Mediaset SpA	15,104	87,471
Mediobanca SpA	10,180	102,615
Mediolanum SpA	3,393	14,363
Parmalat SpA	33,164	53,978
Pirelli & Co. SpA	53,335	20,246
Prysmian SpA	2,505	38,847
Saipem SpA	5,585	95,739
Saras SpA (a)	5,976	20,487
Snam Rete Gas SpA	15,545	87,275
Telecom Italia RNC SpA	121,317	138,827
Telecom Italia SpA	199,111	329,234
Tenaris SA	9,333	94,729
Terna - Rete Elettrica Nationale SpA	22,687	75,247
UniCredito SpA (Milan)	183,006	467,658
UniCredito SpA (Xetra)	42,040	101,610
Unione di Banche Italiane Scpa	12,424	178,609
Unipol Gruppo Finanziario SpA	11,637	18,331

		5,806,258

Japan (24.74%)
77 Bank Ltd.	5,000	27,195
ABC-Mart Inc.	400	14,506
Acom Co. Ltd.	860	36,319
Advantest Corp.	3,300	53,752
Aeon Co. Ltd.	13,300	133,837
Aeon Credit Service Co. Ltd.	1,200	12,407
Aeon Mall Co. Ltd.	900	17,385
Aioi Insurance Co. Ltd.	8,000	40,564
Aisin Seiki Co. Ltd.	3,900	55,815
Ajinomoto Co. Inc.	13,000	139,142
Alfresa Holdings Corp.	500	23,589
All Nippon Airways Co. Ltd.	12,000	46,825
Alps Electric Co. Ltd.	3,000	14,785
Amada Co. Ltd.	8,000	38,879
Aozora Bank Ltd.	12,000	11,265
Asahi Breweries Ltd.	8,100	137,411
Asahi Glass Co. Ltd.	21,000	119,614
Asahi Kasei Corp.	23,000	101,445
ASICS Corp.	3,000	23,776

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Astellas Pharma Inc.	9,598	$392,565
Bank of Kyoto Ltd.	6,000	65,873
Bank of Yokohama Ltd.	25,000	143,574
Benesse Corp.	1,500	64,980
Bridgestone Corp.	12,100	176,992
Brother Industries Ltd.	5,000	29,805
Canon Inc.	21,200	671,195
Canon Marketing Japan Inc.	1,000	16,091
Casio Computer Co. Ltd.	4,800	30,266
Central Japan Railway Co.	31	268,645
Chiba Bank Ltd.	16,000	99,984
Chubu Electric Power Co. Inc.	13,100	394,935
Chugai Pharmaceutical Co. Ltd.	4,300	83,522
Chugoku Bank Ltd.	3,000	45,635
Chugoku Electric Power Co. Inc.	5,900	154,134
Chuo Mitsui Trust Holdings Inc.	20,000	98,258
Citizen Holdings Co. Ltd.	6,300	22,222
Coca-Cola West Co. Ltd.	1,000	21,440
Cosmo Oil Co. Ltd.	13,000	40,439
Credit Saison Co. Ltd.	3,500	48,550
Dai Nippon Printing Co. Ltd.	12,000	132,553
Daicel Chemical Industries Ltd.	4,000	18,651
Daido Steel Co. Ltd.	5,000	15,156
Daihatsu Motor Co. Ltd.	4,000	34,524
Daiichi Sanyko Co. Ltd.	14,240	336,493
Daikin Industries Ltd.	5,500	144,530
Dainippon Sumitomo Pharma Co. Ltd.	3,000	27,513
Daito Trust Construction Co. Ltd.	1,700	89,172
Daiwa House Industry Co. Ltd.	10,000	97,970
Daiwa Securities Group Inc.	26,000	155,966
DeNA Co. Ltd.	5	16,182
Denki Kagaku Kogyo KK	7,000	16,744
Denso Corp.	10,000	169,313
Dentsu Inc.	40	78,042
DIC Corp.	12,000	24,735
Dowa Holdings Co. Ltd.	5,000	17,912
East Japan Railway Co.	67	508,851
Eisai Co. Ltd.	5,000	208,487
Electric Power Development Co. Ltd.	2,700	104,464
Elpida Memory Inc. (b)	1,900	11,268
Familymart Co. Ltd.	1,300	56,413
Fanuc Ltd.	3,800	272,143
Fast Retailing Co. Ltd.	1,000	146,620
Fuji Electric Holdings Co. Ltd.	10,000	14,660
Fuji Heavy Industries Ltd.	11,000	30,206
Fuji Media Holdings Inc.	8	11,296
FUJIFILM Holdings Corp.	9,900	220,838
Fujitsu Ltd.	37,000	179,755
Fukuoka Financial Group Inc.	16,000	69,882
Furukawa Electric Co. Ltd.	13,000	63,392
Gunma Bank Ltd.	7,000	44,777
Hakuhodo DY Holdings Inc.	400	21,805
Hankyu Hanshin Holdings Inc.	24,000	138,499

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
HASEKO Corp.	18,000	$18,651
Hikari Tsushin Inc.	400	7,434
Hino Motors Ltd.	4,000	8,025
Hirose Electric Co. Ltd.	600	59,656
Hisamitsu Pharmaceutical Co. Inc.	1,200	48,413
Hitachi Chemical Co. Ltd.	1,600	16,608
Hitachi Construction Machinery Co. Ltd.	2,200	25,172
Hitachi High-Technologies Corp.	1,000	15,664
Hitachi Ltd.	67,000	259,821
Hitachi Metals Ltd.	3,000	13,591
Hokkaido Electric Power Co. Inc.	3,800	96,000
Hokuhoku Financial Group Inc.	23,000	54,404
Hokuriku Electric Power Co.	3,400	95,569
Honda Motor Co. Ltd.	32,800	698,058
Hoya Corp.	8,500	148,348
Ibiden Co. Ltd.	2,700	55,938
Idemitsu Kosan Co. Ltd.	400	25,741
IHI Corp.	28,000	34,877
INPEX Corp.	16	123,104
Isetan Mitsukoshi Holdings Ltd. (b)	6,340	53,602
Isuzu Motors Ltd.	26,000	33,570
Ito En Ltd.	800	11,658
Itochu Corp.	30,000	151,236
Itochu Techno-Solutions Corp.	400	9,568
Iyo Bank Ltd.	5,000	61,067
J. Front Retailing Co. Ltd.	9,600	39,694
JAFCO Co. Ltd.	500	12,428
Japan Airlines Corp. (b)	15,000	35,053
Japan Petroleum Exploration Co.	500	21,495
Japan Prime Realty Investment Corp.	10	23,170
Japan Real Estate Investment Corp.	9	80,336
Japan Retail Fund Investment Corp.	6	25,896
Japan Steel Works Ltd.	7,000	97,930
Japan Tobacco Inc.	91	301,191
JFE Holdings Inc.	10,400	276,175
JGC Corp.	4,000	59,818
Joyo Bank Ltd.	14,000	78,241
JS Group Corp.	5,300	81,836
JSR Corp.	4,100	44,968
JTEKT Corp.	4,000	30,291
Jupiter Telecommunications Co. Ltd.	54	56,162
Kajima Corp.	19,000	64,925
Kamigumi Co. Ltd.	4,000	35,185
Kaneka Corp.	6,000	38,297
Kansai Electric Power Co. Inc.	15,100	432,760
Kansai Paint Co. Ltd.	3,000	15,046
Kao Corp.	10,000	303,519
Kawasaki Heavy Industries Ltd.	28,000	56,478
Kawasaki Kisen Kaisha Ltd.	13,000	60,924
KDDI Corp.	58	413,818
Keihin Electric Express Railway Co. Ltd.	8,000	70,106
Keio Corp.	13,000	78,161
Keisei Electric Railway Co. Ltd.	4,000	24,471

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Keyence Corp.	700	$143,747
Kikkoman Corp.	3,000	34,755
Kinden Corp.	2,000	17,835
Kintetsu Corp.	32,000	147,104
Kirin Holdings Co. Ltd.	16,000	212,562
Kobe Steel Ltd.	56,000	100,000
Komatsu Ltd.	18,200	231,989
Konami Corp.	2,000	51,810
Konica Minolta Holdings Inc.	9,500	73,861
Kubota Corp.	22,000	159,166
Kuraray Co. Ltd.	7,500	58,717
Kurita Water Industries Ltd.	2,200	59,428
Kyocera Corp.	3,300	238,728
Kyowa Hakko Kirin Co. Ltd.	5,000	51,201
Kyushu Electric Power Co. Ltd.	7,700	204,259
Lawson Inc.	1,300	74,372
Leopalace21 Corp.	2,700	27,336
Mabuchi Motor Co. Ltd.	400	16,569
Makita Corp.	2,400	52,037
Marubeni Corp.	35,000	133,896
Marui Group Co. Ltd.	6,600	37,467
Maruichi Steel Tube Ltd.	600	16,369
Matsui Securities Co. Ltd.	1,900	15,561
Mazda Motor Corp.	18,000	30,506
Mediceo Paltac Holdings Co. Ltd.	2,900	34,268
Meiji Dairies Corp.	4,000	21,076
Minebea Co. Ltd.	7,000	24,206
Mitsubishi Chemical Holdings Corp.	24,500	108,478
Mitsubishi Corp.	26,900	380,719
Mitsubishi Electric Corp.	38,000	237,953
Mitsubishi Estate Co. Ltd.	23,000	379,641
Mitsubishi Gas Chemical Co. Inc.	8,000	32,800
Mitsubishi Heavy Industries Ltd.	63,000	274,306
Mitsubishi Logistics Corp.	2,000	24,669
Mitsubishi Materials Corp.	25,000	63,228
Mitsubishi Motors Corp. (b)	71,000	95,481
Mitsubishi Rayon Co. Ltd.	11,000	32,496
Mitsubishi Tanabe Pharma Corp.	4,000	60,329
Mitsubishi UFJ Financial Group Inc.	206,700	1,298,138
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,450	35,882
Mitsui & Co. Ltd.	34,000	337,676
Mitsui Chemicals Inc.	13,000	47,002
Mitsui Engineering & Shipbuilding Co. Ltd.	16,000	26,932
Mitsui Fudosan Co. Ltd.	17,000	283,209
Mitsui Mining & Smelting Co. Ltd.	13,000	27,557
Mitsui OSK Lines Ltd.	23,000	142,037
Mitsui Sumitomo Insurance Group Holdings Inc.	7,500	238,325
Mitsumi Electric Co. Ltd.	1,400	24,496
Mizuho Financial Group Inc. (b)	192	546,760
Mizuho Trust & Banking Co. Ltd.	28,000	34,568

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Murata Manufacturing Co. Ltd.	4,500	$173,115
Namco Bandai Holdings Inc.	4,000	42,989
NEC Corp.	41,000	138,602
NEC Electronics Corp. (b)	500	4,613
NGK Insulators Ltd.	5,000	56,615
NGK Spark Plug Co. Ltd.	4,000	31,614
NHK Spring Co. Ltd.	2,000	7,187
Nidec Corp.	2,300	87,213
Nikon Corp.	7,000	81,636
Nintendo Co. Ltd.	2,000	763,714
Nippon Building Fund Inc.	10	109,833
Nippon Electric Glass Co. Ltd.	7,500	39,559
Nippon Express Co. Ltd.	17,000	71,602
Nippon Meat Packers Inc.	4,000	60,841
Nippon Mining Holdings Inc.	18,500	80,212
Nippon Oil Corp.	26,000	131,728
Nippon Paper Group Inc.	17	67,086
Nippon Sheet Glass Co. Ltd.	11,000	35,284
Nippon Steel Corp.	101,000	322,862
Nippon Telegraph & Telephone Corp.	103	531,349
Nippon Yusen Kabushiki Kaish	23,000	138,172
NIPPONKOA Insurance Co. Ltd.	14,000	105,710
Nishi-Nippon City Bank Ltd.	12,000	33,995
Nissan Chemical Industries Ltd.	3,000	28,274
Nissan Motor Co. Ltd.	44,800	161,050
Nissay Dowa General Insurance Company Ltd.	3,000	18,188
Nisshin Seifun Group Inc.	4,300	56,743
Nisshin Steel Co. Ltd.	15,000	30,891
Nisshinbo Industries Inc.	3,000	22,852
Nissin Foods Holdings Co. Ltd.	1,700	59,197
Nitori Co. Ltd.	750	58,321
Nitto Denko Corp.	3,500	66,952
NOK Corp.	1,600	11,058
Nomura Holdings Inc.	35,100	292,028
Nomura Real Estate Holdings Inc.	1,000	19,935
Nomura Real Estate Office Fund Inc.	4	25,485
Nomura Research Institute Ltd.	2,500	47,654
NSK Ltd.	10,000	37,737
NTN Corp.	8,000	24,156
NTT Data Corp.	25	100,649
NTT DoCoMo Inc.	310	609,707
NTT Urban Development Corp.	29	30,368
Obayashi Corp.	13,000	77,640
OBIC Co. Ltd.	100	16,318
Odakyu Electric Railway Co. Ltd.	13,000	112,489
Oji Paper Co. Ltd.	18,000	105,743
Olympus Corp.	4,000	80,013
Omron Corp.	3,700	49,674
Ono Pharmaceutical Co. Ltd.	2,000	104,048
Onward Holdings Co. Ltd.	2,000	15,929
Oracle Corp. Japan	700	30,296

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Oriental Land Co. Ltd.	1,000	$81,570
Orix Corp.	1,890	107,837
Osaka Gas Co. Ltd.	38,000	173,413
OSAKA Titanium technologies Co.	200	4,894
OTSUKA Corp.	200	8,951
Panasonic Corp.	36,000	441,667
Panasonic Electric Works Co. Ltd.	7,400	64,277
Promise Co. Ltd.	1,350	34,216
Rakuten Inc. (b)	145	91,104
Resona Holdings Inc.	109	161,121
Ricoh Co. Ltd.	13,000	166,489
Rohm Co. Ltd.	2,000	100,896
Sankyo Co. Ltd.	1,000	50,410
Santen Pharmaceutical Co. Ltd.	1,400	42,272
Sanyo Electric Co. Ltd. (b)	30,000	54,894
Sapporo Hokuyo Holdings Inc.	5	19,235
Sapporo Holdings Ltd.	5,000	31,645
SBI Holdings Inc.	295	45,507
Secom Co. Ltd.	4,200	216,563
Sega Sammy Holdings Inc.	4,426	51,571
Seiko Epson Corp.	2,300	36,569
Sekisui Chemical Co. Ltd.	9,000	55,159
Sekisui House Ltd.	9,000	77,183
Seven & I Holdings Co. Ltd.	16,080	552,269
Sharp Corp.	21,000	151,262
Shikoku Electric Power Co. Inc.	3,700	124,650
Shimadzu Corp.	5,000	30,699
Shimamura Co. Ltd.	500	38,084
Shimano Inc.	1,200	46,429
Shimizu Corp.	10,000	57,319
Shin-Etsu Chemical Co. Ltd.	8,100	373,539
Shinko Electric Industries Co. Ltd.	700	5,711
Shinko Securities Co. Ltd.	10,000	21,924
Shinsei Bank Ltd.	31,000	49,026
Shionogi & Co. Ltd.	6,000	154,831
Shiseido Co. Ltd.	6,000	120,701
Shizuoka Bank Ltd.	12,000	135,979
Showa Denko K.K.	26,000	37,629
Showa Shell Sekiyu K.K.	3,400	33,668
SMC Corp.	1,200	123,525
Softbank Corp.	15,200	275,837
Sojitz Corp.	22,200	37,072
Sompo Japan Insurance Inc.	18,000	127,976
Sony Corp.	19,900	434,915
Sony Financial Holdings Inc.	15	55,886
Square Enix Holdings Co. Ltd.	1,200	38,691
Stanley Electric Co. Ltd.	3,200	32,910
SUMCO Corp.	2,300	29,198
Sumitomo Chemical Co. Ltd.	32,000	109,613
Sumitomo Corp.	22,200	196,746
Sumitomo Electric Industries Ltd.	15,500	116,523
Sumitomo Heavy Industries Ltd.	12,000	47,967
Sumitomo Metal Industries Ltd.	76,000	181,790

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Metal Mining Co. Ltd.	11,000	$114,220
Sumitomo Mitsui Financial Group Inc.	133	551,234
Sumitomo Realty & Development Co. Ltd.	7,000	105,144
Sumitomo Rubber Industries Ltd.	3,000	26,092
Sumitomo Trust & Banking Co. Ltd.	30,000	177,201
Suruga Bank Ltd.	4,000	39,708
Suzuken Co. Ltd.	1,180	34,729
Suzuki Motor Corp.	7,500	101,521
T&D Holdings Inc.	4,100	167,218
Taiheiyo Cement Corp.	17,000	32,747
Taisei Corp.	18,000	48,413
Taisho Pharmaceutical Co. Ltd.	3,000	63,857
Taiyo Nippon Sanso Corp.	7,000	53,991
Takashimaya Co. Ltd.	7,000	52,006
Takeda Pharmaceutical Co. Ltd.	16,100	838,522
Takefuji Corp.	2,250	18,446
TDK Corp.	2,600	95,987
Teijin Ltd.	18,000	49,802
Terumo Corp.	3,500	163,833
The Hachijuni Bank Ltd.	7,549	43,377
The Hiroshima Bank Ltd.	9,000	39,354
THK Co. Ltd.	2,200	22,553
Tobu Railway Co. Ltd.	17,000	101,490
Toho Co. Ltd.	2,200	46,221
Toho Gas Co. Ltd.	9,000	58,730
Tohoku Electric Power Co. Inc.	8,500	228,147
Tokio Marine Holdings Inc.	13,600	402,649
Tokuyama Corp.	5,000	41,116
Tokyo Broadcasting System Inc.	700	10,525
Tokyo Electric Power Co. Inc.	24,100	803,879
Tokyo Electron Ltd.	3,500	123,118
Tokyo Gas Co. Ltd.	47,000	238,053
Tokyo Steel Manufacturing Co. Ltd.	1,500	15,726
Tokyo Tatemono Co. Ltd.	6,000	27,476
Tokyu Corp.	23,000	113,834
Tokyu Land Corp.	9,000	34,471
TonenGeneral Sekiyu KK	5,000	50,062
Toppan Printing Co. Ltd.	11,000	84,913
Toray Industries Inc.	26,000	132,216
Toshiba Corp.	61,000	250,809
Tosoh Corp.	11,000	27,129
Toto Ltd.	6,000	36,905
Toyo Seikan Kaisha Ltd.	3,700	64,086
Toyo Suisan Kaisha Ltd.	2,000	57,588
Toyoda Gosei Co. Ltd.	1,200	13,757
Toyota Boshoku Corp.	1,000	8,142
Toyota Industries Corp.	3,700	79,640
Toyota Motor Corp.	54,500	1,800,289
Toyota Tsusho Corp.	4,500	46,875
Trend Micro Inc. (b)	2,000	70,192
Tsumura & Co.	1,100	40,798
UBE Industries Ltd.	21,000	57,176

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Unicharm Corp.	800	$60,139
UNY Co. Ltd.	3,000	33,173
Ushio Inc.	2,000	25,948
USS Co. Ltd.	350	18,558
West Japan Railway Co.	34	153,285
Yahoo! Japan Corp.	320	131,199
Yakult Honsha Co. Ltd.	2,000	42,086
Yamada Denki Co. Ltd.	1,860	129,917
Yamaguchi Financial Group Inc.	4,000	44,951
Yamaha Corp.	3,700	33,484
Yamaha Motor Co. Ltd.	3,900	41,005
Yamato Holdings Co. Ltd.	8,000	104,534
Yamato Kogyo Co. Ltd.	800	20,988
Yamazaki Baking Co. Ltd.	2,000	30,401
Yaskawa Electric Corp.	5,000	20,180
Yokogawa Electric Corp.	3,900	25,020

		39,471,657

Netherlands (2.41%)
Aegon NV	27,992	177,600
Akzo Nobel NV	4,734	196,258
ASML Holding NV	8,669	157,070
Corio NV	822	37,771
Fugro NV	1,251	36,140
Heineken Holding NV	1,990	57,132
Heineken NV	5,196	159,892
ING Groep NV	39,392	435,745
Koninklijke Ahold NV	23,759	294,265
Koninklijke Boskalis Westminster NV CVA	917	21,267
Koninklijke DSM NV	2,896	74,692
Koninklijke KPN NV	35,770	522,678
Koninklijke Philips Electronics NV	19,998	398,506
Randstad Holding NV (b)	1,897	38,910
Reed Elsevier NV	12,702	151,785
SBM Offshore NV	2,616	34,169
SNS Reaal	2,045	11,297
TNT NV	7,495	146,332
Unilever NV CVA	32,195	784,300
Wolters Kluwer - CVA	5,640	107,480

		3,843,289

New Zealand (0.09%)
Auckland International Airport Ltd.	19,700	18,759
Contact Energy Ltd.	4,623	19,989
Fletcher Building Ltd.	10,482	35,366
Sky City Entertainment Group Ltd.	9,546	17,507
Telecom Corp. of New Zealand Ltd.	37,895	51,228

		142,849

Norway (0.62%)
Aker Solutions ASA	3,200	20,726

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
DnB NOR ASA	15,228	$60,891
Frontline Ltd.	960	27,634
Norsk Hydro ASA	14,300	58,719
Orkla ASA	17,280	113,038
Renewable Energy Corp. AS (b)	3,150	30,408
SeaDrill Ltd.	5,850	48,049
StatoilHydro ASA	25,320	426,775
Telenor ASA	17,065	116,025
Yara International ASA	3,924	86,989

		989,254

Portugal (0.33%)
Banco Comercial Portugues SA - R (b)	48,650	55,395
Banco Espirito Santo SA Reg.	4,429	41,460
Brisa	5,793	43,308
CIMPOR-Cimentos de Portugal SGPS SA	5,280	25,671
EDP Renovaveis SA (b)	4,124	28,825
Energias de Portugal SA	37,540	141,941
Galp Energia SGPS SA B Shares	3,707	37,186
Jeronimo Martins SGPS SA	4,129	22,901
Portugal Telecom SGPS SA	12,559	108,023
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	3,423	17,742

		522,452

Singapore (1.04%)
Ascendas Real Estate Investment Trust	18,900	18,286
Capitaland Ltd.	36,000	78,996
Capitamall Trust	30,000	33,296
City Developments Ltd.	10,000	44,465
Comfortdelgro Corp. Ltd.	43,000	43,522
Cosco Corp. Singapore Ltd.	22,000	14,791
DBS Group Holdings Ltd.	22,652	134,188
DBS Group Holdings Ltd. Rights (b) (c)	11,326	23,718
Fraser and Neave Ltd.	21,894	45,525
Genting International PLC (b)	45,000	14,135
Golden Agri-Resources Ltd.	103,000	16,896
Jardine Cycle & Carriage Ltd.	2,863	19,149
Keppel Corp. Ltd.	26,000	79,387
Neptune Orient Lines Ltd.	8,000	6,322
Noble Group Ltd.	28,400	20,221
Olam International Ltd.	21,798	17,672
Oversea-Chinese Banking Corp.	49,840	173,602
Parkway Holdings Ltd.	15,400	13,330
Sembcorp Industries Ltd.	18,220	29,506
Sembcorp Marine Ltd.	21,800	25,840
Singapore Airlines Ltd.	10,267	81,206
Singapore Exchange Ltd.	17,000	60,902
Singapore Press Holdings Ltd.	30,000	65,420
Singapore Technologies Engineering Ltd.	30,000	49,963

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Singapore Telecommunications Ltd.	157,450	$282,181
United Overseas Bank Ltd.	24,392	221,685
UOL Group Ltd.	5,639	8,826
Wilmar International Ltd.	16,000	31,160

		1,654,190

Spain (4.49%)
Abertis Infraestructuras SA	5,518	97,136
Acciona SA	589	75,272
Acerinox SA	3,080	48,926
ACS Actividades de Construccion y Servicios SA	3,721	169,735
Banco Bilbao Vizcaya Argentaria SA	70,643	879,734
Banco de Sabadell SA	18,608	126,087
Banco de Valencia SA	3,999	42,070
Banco Popular Espanol SA	15,675	133,149
Banco Santander SA (London)	592	5,446
Banco Santander SA (Madrid)	158,051	1,534,628
Bankinter SA	5,209	45,921
Cintra Concesiones de Infraestructuras de Transporte SA	4,197	31,194
Criteria Caixacorp SA	17,157	66,637
Enagas	3,281	71,325
Fomento de Construcciones y Contratas SA	821	26,760
Gamesa Corp Tecnologica SA	3,697	67,750
Gas Natural SDG SA	2,248	61,477
Gestevision Telecinco SA	2,014	21,805
Grifols SA	2,522	44,414
Grupo Ferrovial SA	1,278	34,960
Iberdrola Renovables (b)	15,620	66,559
Iberdrola SA	69,355	633,699
Iberia Lineas Aereas de Espana SA	8,355	23,112
Inditex SA	4,448	199,078
Indra Sistemas SA	2,042	46,188
Mapfre SA	13,771	47,203
Red Electrica Corporacion SA	2,126	106,928
Repsol YPF SA	14,809	317,779
Sacyr Vallehermoso SA	1,823	16,224
Telefonica SA	83,689	1,898,584
Union Fenosa SA	7,254	182,674
Zardoya Otis SA	2,354	41,735

		7,164,189

Sweden (2.02%)
Alfa Laval AB	8,908	76,807
ASSA ABLOY AB Class B	6,742	79,198
Atlas Copco AB Class A	13,012	110,946
Atlas Copco AB Class B	6,442	50,950
Electrolux AB Series B	5,534	48,914
Ericsson LM Class B	58,857	463,493
Getinge AB Class B	3,736	44,621

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Getinge AB New (b) (c)	415	$4,837
Hennes & Mauritz AB (H&M) B Shares	10,148	407,729
Holmen AB Class B	780	19,717
Husqvarna AB Class B	5,534	29,195
Investor AB B Shares	9,226	142,150
Loomis AB (b)	1	6
Lundin Petroleum AB (b)	3,010	15,764
Millicom International Cellular SA	1,300	59,698
Modern Times Group MTG AB Class B	727	15,648
Nordea Bank AB	41,342	297,660
Sandvik AB	20,614	133,752
Scania AB Class B	6,576	67,591
Securitas AB Class B	6,632	56,400
Skandinaviska Enskilda Banken AB Class A	9,823	80,097
Skanska AB Class B	8,198	81,157
SKF AB B Shares	8,379	86,130
SSAB Svenskt Stal AB Series A	4,187	36,369
SSAB Svenskt Stal AB Series B	2,051	16,636
Svenska Cellulosa AB B Shares	11,099	94,635
Svenska Handelsbanken AB A Shares	9,103	152,055
Swedbank AB - A Shares	5,400	32,219
Swedish Match AB	5,242	76,445
Tele2 AB Class B	6,180	56,492
TeliaSonera AB	45,390	230,902
Volvo AB A Shares	6,300	35,167
Volvo AB B Shares	22,350	122,476

		3,225,856

Switzerland (8.23%)
ABB Ltd. Reg. (b)	43,653	664,061
Actelion Ltd. Reg. (b)	1,720	97,061
Adecco SA Reg.	2,572	87,831
Aryzta AG (Swiss) (b)	739	23,687
Baloise Holding AG Reg.	1,017	74,821
BKW FMB Energie AG	259	24,759
Compagnie Financiere Richemont SA Class A	10,357	196,851
Credit Suisse Group AG Reg.	21,309	595,692
EFG International AG	665	11,854
Geberit AG Reg. (b)	780	84,148
Givaudan SA Reg.	129	100,407
Holcim Ltd.	4,100	236,719
Julius Baer Holding AG Reg.	4,501	174,013
Kuehne & Nagel International AG Reg.	1,139	73,588
Lindt & Spruengli AG	14	25,717
Lindt & Spruengli AG Reg.	2	42,362
Logitech International SA (b)	3,067	47,054
Lonza Group AG Reg.	919	84,019
Nestle SA	75,860	2,996,455
Nobel Biocare Holding AG Reg.	2,315	47,685
Novartis AG	47,023	2,349,131

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
OC Oerlikon Corp. AG Reg. (b)	97	$6,273
Pargesa Holding SA	481	31,556
Roche Holding AG	13,902	2,146,922
Schindler Holding AG	932	42,654
SGS SA	96	100,153
Sonova Holding AG Reg.	966	57,489
Straumann Holding AG	119	20,688
Sulzer AG Reg. (b)	640	35,989
Swiss Life Holding AG Reg. (b)	673	45,666
Swiss Reinsurance	6,872	335,656
Swisscom AG	495	160,172
Syngenta AG Reg.	1,942	376,327
Synthes Inc.	1,220	154,319
The Swatch Group AG Class B	663	93,276
The Swatch Group AG Reg. (b)	1,009	26,951
UBS AG Reg. (b)	58,316	846,353
Zurich Financial Services AG Reg.	2,809	612,189

		13,130,548

United Kingdom (19.69%)
3i Group PLC	7,767	30,868
Admiral Group PLC	3,507	46,979
AMEC PLC	7,003	50,350
Anglo American PLC	26,232	621,269
Antofagasta PLC	7,711	49,020
Associated British Foods PLC	7,001	74,571
AstraZeneca PLC	28,690	1,191,148
Aviva PLC	52,724	303,196
BAE Systems PLC	69,845	385,750
Balfour Beatty PLC	10,496	50,424
Barclays PLC	161,586	372,720
BG Group PLC	66,381	932,461
BHP Billiton PLC	43,618	858,559
BP PLC	370,659	2,903,763
British Airways PLC	11,408	29,912
British American Tobacco PLC	37,793	1,000,539
British Energy Group PLC	20,667	235,032
British Land Co. PLC	10,771	87,581
British Sky Broadcasting Group PLC	23,394	167,660
BT Group PLC	153,338	312,958
Bunzl PLC	7,398	63,687
Burberry Group PLC	9,133	30,009
Cadbury PLC	27,245	244,324
Cairn Energy PLC (b)	2,615	77,726
Capita Group PLC	12,147	132,235
Carnival PLC	3,475	76,512
Carphone Warehouse Group PLC	6,679	8,883
Centrica PLC	100,527	392,756
Cobham PLC	20,365	61,063
Compass Group PLC	37,473	189,679
Daily Mail & General Trust Class A NV	5,336	21,371
Diageo PLC	49,751	709,423

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Drax Group PLC	6,448	$53,121
Eurasian Natural Resources Corp.	6,237	30,031
Experian PLC	21,172	135,471
FirstGroup PLC	10,020	63,452
Friends Provident PLC	45,366	58,849
G4S PLC	24,429	73,828
GKN PLC	13,265	18,744
GlaxoSmithKline PLC	103,399	1,951,541
Hammerson PLC	6,262	49,229
Hays PLC	30,718	31,262
HBOS PLC	109,868	115,443
HBOS PLC Sub Shares (b) (c)	152,046	0
Home Retail Group PLC	17,524	54,890
HSBC Holdings PLC	238,190	2,365,825
ICAP PLC	10,458	43,870
IMI PLC	5,962	24,033
Imperial Tobacco Group PLC	20,162	546,544
InterContinental Hotels Group PLC	6,063	49,717
International Power PLC	30,916	108,376
Invensys PLC (b)	17,305	43,808
Investec PLC	7,093	29,722
ITV PLC	77,395	45,319
J Sainsbury PLC	20,729	100,388
Johnson Matthey PLC	4,480	71,578
Kazakhmys PLC	3,786	12,761
Kingfisher PLC	50,260	100,479
Ladbrokes PLC	11,348	30,632
Land Securities Group PLC	9,658	131,773
Legal & General Group PLC	124,394	139,394
Liberty International PLC	5,151	35,926
Lloyds TSB Group PLC	117,751	226,186
Lloyds TSB Group PLC Sub Shares (b) (c)	51,186	0
Logica PLC	30,231	30,436
London Stock Exchange Group PLC	3,342	24,869
London Stock Exchange Group PLC Deferred Shares (b) (c)	3,964	0
Lonmin PLC	2,577	34,255
Man Group PLC	35,741	124,780
Marks & Spencer Group PLC	31,416	99,937
Meggitt PLC	13,065	30,453
National Express Group PLC	2,410	17,398
National Grid PLC	49,143	492,815
Next PLC	4,501	71,779
Old Mutual PLC	103,153	84,140
Pearson PLC	16,658	159,339
Prudential PLC	49,404	304,347
Reckitt Benckiser Group PLC	12,007	456,594
Reed Elsevier PLC	21,852	162,816
Rexam PLC	12,872	66,861
Rio Tinto PLC	19,801	446,643
Rolls-Royce Group PLC (b)	36,961	183,494

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Royal Bank of Scotland Group PLC	361,075	$269,744
Royal Dutch Shell PLC Class A	70,375	1,876,423
Royal Dutch Shell PLC Class B	53,679	1,380,882
SABMiller PLC	17,932	304,294
Sage Group PLC	27,438	68,059
Schroders PLC	1,750	22,341
Scottish & Southern Energy PLC	17,264	308,907
Segro PLC	7,972	28,731
Serco Group PLC	10,387	69,003
Severn Trent PLC	4,312	75,837
Shire Ltd.	10,738	160,519
Smith & Nephew PLC	18,655	120,909
Smiths Group PLC	8,052	103,976
Stagecoach Group PLC	11,526	23,587
Standard Chartered PLC	37,474	486,639
Standard Life PLC	43,440	128,693
Tate & Lyle PLC	8,919	52,740
Tesco PLC	155,814	823,375
The Berkeley Group Holdings PLC (b)	1,551	19,723
Thomas Cook Group PLC	8,460	21,955
Thomson Reuters PLC	3,564	80,599
Tomkins PLC	15,729	28,740
Tui Travel PLC	8,842	30,125
Tullow Oil PLC	15,100	146,717
Unilever PLC	25,366	591,303
United Business Media Ltd.	4,270	31,681
United Utilities Group PLC	14,296	131,735
United Utilities Group PLC Deferred Shares (b) (c)	18,501	0
Vedanta Resources PLC	2,857	26,036
Vodafone Group PLC	1,042,969	2,167,348
Whitbread PLC	3,892	52,075
William Morrison Supermarkets PLC	47,939	197,199
Wolseley PLC	13,638	77,099
WPP PLC	23,118	135,769
Xstrata PLC	12,882	122,331

		31,410,670

Total Common Stocks
(cost $191,402,138)		156,573,256

Preferred Stocks (0.33%) (a)
Germany (0.32%)
Bayerische Moteren Werke (BMW) AG PFD	800	15,491
Fresenius SE PFD	1,512	87,856
Henkel AG & Co. KGaA	3,521	110,868
Porsche Automobil Holding SE PFD	1,700	133,742
RWE AG-Non Voting PFD	640	47,935

	Shares or
	principal
	amount	Value
Preferred Stocks (Cont.)
Germany (Cont.)
Volkswagen AG PFD	2,088	$110,910

		506,802

Italy (0.01%)
Unipol Gruppo Finanziario SpA	16,596	18,388

Total Preferred Stocks
(cost $588,228)		525,190

Repurchase Agreement (0.21%)
State Street Bank & Trust Co. Repurchase Agreement, (d) 0.010%, agreement date 12/31/2008, to be purchased at $341,365 on 01/02/2009	$341,365	341,365

Total Repurchase Agreement
(cost $341,365)		341,365

TOTAL INVESTMENTS (98.67%)
(cost $192,331,731)		157,439,811
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (1.33%)		2,114,410

NET ASSETS (100.0%)		$159,554,221

(a)	The Fund used values provided by an independent statistical fair value service (the “Service Provider”) to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. However, for certain of these securities, although the Fund intended to utilize values provided by the Service Provider, the Fund did not receive the Service Provider’s fair value information, and, accordingly, such securities were valued with a market price. The Fund’s normal method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 6.00%, a maturity date of January 1, 2037, and a market value of $349,662 as of December 31, 2008.

(e)	At December 31, 2008, cash has been pledged to cover, in whole or in part, initial margin requirements for open future contracts.

FDR - Fiduciary Depository Receipts

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

INTERNATIONAL INDEX FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$53,276,379	33.84%
Japanese Yen	39,471,657	25.07
British Pound	31,416,117	19.95
Swiss Franc	13,130,548	8.34
Australian Dollar	9,337,156	5.93
Swedish Krona	3,225,856	2.05
Hong Kong Dollar	3,111,649	1.98
Singapore Dollar	1,654,190	1.05
Danish Krone	1,342,791	0.85
Norwegian Krone	989,254	0.63
United States Dollar	341,365	0.22
New Zealand Dollar	142,849	0.09

Total Investments	$157,439,811	100.00%

INTERNATIONAL INDEX FUND
SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$35,360,560	22.15%
Industrials	18,188,242	11.40
Consumer Staples	16,065,671	10.07
Health Care	15,205,224	9.53
Consumer Discretionary	15,169,096	9.51
Energy	13,730,464	8.61
Materials	12,454,262	7.81
Utilities	11,957,028	7.49
Telecommunication Services	10,845,580	6.80
Information Technology	8,122,319	5.09

Total Stocks	157,098,446	98.46
Repurchase Agreement	341,365	0.21
Cash and Other Assets, Net of Liabilities	2,114,410	1.33

Net Assets	$159,554,221	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Registered Investment Companies (99.48%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (41.48%) (a)	5,369,153	$55,248,587
State Farm Mutual Fund Trust Equity Fund Institutional Shares (58.00%) (a)	18,009,090	77,258,994

Total Registered Investment Companies
(cost $189,126,459)		132,507,581

TOTAL INVESTMENTS (99.48%)
(cost $189,126,459)		132,507,581
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.52%)		691,687

NET ASSETS (100.00%)		$133,199,268

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal amount	Value
Corporate Bonds (60.44%)
Aerospace/Defense (0.34%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$999,955

Agriculture, Foods, & Beverage (4.96%)
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	1,001,529
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	930,000
ConAgra Inc.
7.875%, 09/15/2010	333,000	344,571
Kellogg Co.
6.600%, 04/01/2011	500,000	523,299
PepsiAmericas Inc.
5.625%, 05/31/2011	500,000	493,253
Hershey Co.
5.300%, 09/01/2011	500,000	512,590
General Mills Inc.
6.000%, 02/15/2012	500,000	518,684
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,032,358
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	491,163
Bottling Group LLC
4.625%, 11/15/2012	500,000	505,576
Kellogg Co.
5.125%, 12/03/2012	500,000	499,831
Kraft Foods Inc.
6.000%, 02/11/2013	500,000	508,113
Pepsico Inc.
4.650%, 02/15/2013	500,000	514,090
HJ Heinz Co.
5.350%, 07/15/2013	1,000,000	992,076
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	479,155
Hershey Co.
5.450%, 09/01/2016	500,000	495,105
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,005,086
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	458,333
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,157,818
Kraft Foods Inc.
6.125%, 02/01/2018	500,000	489,949
Pepsico Inc.
7.900%, 11/01/2018	500,000	612,823

		14,565,402

	Principal amount	Value
Corporate Bonds (Cont.)
Automotive (0.13%)
Daimler Chrysler North America
6.500%, 11/15/2013	$500,000	$390,007

Banks (4.56%)
Bank of New York
5.050%, 03/03/2009	500,000	502,338
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	1,003,104
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	993,924
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	500,019
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,014,163
Wachovia Corp.
5.350%, 03/15/2011	500,000	477,098
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	981,415
Royal Bank of Canada
5.650%, 07/20/2011	500,000	526,799
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,012,711
Deutsche Bank AG London
5.375%, 10/12/2012	500,000	511,714
SunTrust Banks Inc.
5.250%, 11/05/2012	500,000	489,845
Wachovia Corp.
5.700%, 08/01/2013	500,000	485,030
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	467,092
US Bank NA
4.950%, 10/30/2014	500,000	505,777
Fifth Third Bank
4.750%, 02/01/2015	500,000	411,320
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	462,510
Wachovia Bank NA
5.600%, 03/15/2016	500,000	464,753
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	527,887
Wachovia Corp.
5.750%, 06/15/2017	500,000	497,671
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,061,053
Suntrust Banks Inc.
6.000%, 09/11/2017	500,000	480,360

		13,376,583

Building Materials & Construction (1.53%)
Lafarge SA
6.150%, 07/15/2011	500,000	435,340

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
CRH America Inc.
5.625%, 09/30/2011	$500,000	$390,191
Cooper Industries Inc.
5.250%, 11/15/2012	1,000,000	1,010,117
Hanson Australia Funding
5.250%, 03/15/2013	500,000	170,008
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	449,218
CRH America Inc.
5.300%, 10/15/2013	1,000,000	703,744
Masco Corp.
4.800%, 06/15/2015	500,000	337,995
Hanson PLC
6.125%, 08/15/2016	1,000,000	348,246
CRH America Inc.
6.000%, 09/30/2016	500,000	311,397
Masco Corp.
5.850%, 03/15/2017	500,000	323,423

		4,479,679

Chemicals (2.02%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	989,435
E.I. du Pont de Nemours and Co.
5.000%, 01/15/2013	500,000	504,524
4.125%, 03/06/2013	500,000	481,878
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	482,779
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	500,000	493,246
Praxair Inc.
5.375%, 11/01/2016	1,000,000	988,641
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	455,045
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	525,142
PPG Industries Inc.
7.400%, 08/15/2019	500,000	533,717
The Dow Chemical Co.
7.375%, 11/01/2029	500,000	470,889

		5,925,296

Commercial Service/Supply (1.37%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	449,696
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	487,508
RR Donnelley & Sons Co.
5.625%, 01/15/2012	500,000	444,671
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	489,557

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (Cont.)
RR Donnelley & Sons Co.
4.950%, 04/01/2014	$1,000,000	$758,002
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	462,554
5.750%, 09/15/2017	500,000	485,983
Cintas Corp. No. 2
6.125%, 12/01/2017	500,000	449,283

		4,027,254

Computers (0.72%)
International Business Machines Corp.
4.250%, 09/15/2009	500,000	507,110
4.950%, 03/22/2011	500,000	518,101
6.500%, 10/15/2013	500,000	548,116
5.700%, 09/14/2017	500,000	534,557

		2,107,884

Consumer & Marketing (3.14%)
Clorox Co.
4.200%, 01/15/2010	500,000	493,962
Newell Rubbermaid Inc.
4.000%, 05/01/2010	500,000	477,826
Avon Products Inc.
5.125%, 01/15/2011	500,000	493,106
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	890,471
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	439,907
Clorox Co.
5.450%, 10/15/2012	1,000,000	995,067
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	448,219
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,054,261
Clorox Co.
5.000%, 01/15/2015	500,000	467,658
Black & Decker Corp.
5.750%, 11/15/2016	500,000	419,719
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	922,997
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	532,699
Danaher Corp.
5.625%, 01/15/2018	500,000	514,418
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,080,413

		9,230,723

Electronic/Electrical Mfg. (0.96%)
Emerson Electric Co.
7.125%, 08/15/2010	315,000	330,507

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Mfg. (Cont.)
General Electric Co.
5.000%, 02/01/2013	$500,000	$505,645
Public Service of Colorado
4.875%, 03/01/2013	500,000	474,330
Emerson Electric Co.
4.500%, 05/01/2013	500,000	498,613
4.750%, 10/15/2015	1,000,000	1,010,680

		2,819,775
Financial Services (5.15%)
Caterpillar Financial Services Corp.
4.500%, 06/15/2009	500,000	498,546
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	990,795
Citigroup Inc.
4.125%, 02/22/2010	1,000,000	985,425
SLM Corp.
4.500%, 07/26/2010	1,000,000	867,867
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,009,291
General Electric Capital Corp.
4.875%, 10/21/2010	1,000,000	1,012,936
American Express Credit
5.000%, 12/02/2010	1,000,000	971,289
Household Finance Corp.
5.250%, 01/14/2011	500,000	484,758
SLM Corp.
5.450%, 04/25/2011	500,000	394,683
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	499,599
American Express Co.
5.250%, 09/12/2011	500,000	492,530
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	629,684
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	473,893
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	505,033
Citigroup Inc.
5.125%, 05/05/2014	500,000	469,840
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	487,019
Verizon Global Funding Corp.
4.900%, 09/15/2015	500,000	470,008
Citigroup Inc.
5.300%, 01/07/2016	500,000	461,139
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	498,821
General Electric Capital Corp.
5.400%, 02/15/2017	500,000	497,653
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	489,448

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
JPMorgan Chase Bank NA
6.000%, 10/01/2017	$1,000,000	$1,008,679
ProLogis
6.625%, 05/15/2018	500,000	239,162
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	675,702

		15,113,800
Forest Products & Paper (0.41%)
MeadWestvaco Corp.
6.850%, 04/01/2012	500,000	451,714
International Paper Co.
5.250%, 04/01/2016	500,000	337,679
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	425,698

		1,215,091
Health Care (6.92%)
Abbott Laboratories
3.500%, 02/17/2009	500,000	500,917
Amgen Inc.
4.000%, 11/18/2009	500,000	499,588
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,011,291
Medtronic Inc.
4.375%, 09/15/2010	500,000	498,695
Abbott Laboratories
5.600%, 05/15/2011	750,000	791,887
Johnson & Johnson
5.150%, 08/15/2012	500,000	544,162
AstraZeneca PLC
5.400%, 09/15/2012	500,000	528,043
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	517,608
Wyeth
5.500%, 03/15/2013	500,000	509,309
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	486,716
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	1,036,571
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,007,312
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,032,777
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	980,732
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,045,280
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	850,000
Amgen Inc.
4.850%, 11/18/2014	500,000	492,907

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Merck & Co. Inc.
4.750%, 03/01/2015	$500,000	$494,277
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	1,004,792
Medtronic Inc.
4.750%, 09/15/2015	500,000	476,516
Abbott Laboratories
5.875%, 05/15/2016	750,000	812,300
Baxter International Inc.
5.900%, 09/01/2016	500,000	540,786
Eli Lilly & Co.
5.200%, 03/15/2017	2,000,000	2,031,024
Wyeth
5.450%, 04/01/2017	500,000	509,250
Amgen Inc.
5.850%, 06/01/2017	500,000	516,371
Johnson & Johnson
5.550%, 08/15/2017	500,000	570,807
AstraZeneca PLC
5.900%, 09/15/2017	500,000	531,366
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	494,955

		20,316,239
Machinery & Manufacturing (5.05%)
3M Co.
5.125%, 11/06/2009	2,000,000	2,069,940
United Technologies Corp.
4.375%, 05/01/2010	500,000	503,997
Deere & Co.
7.850%, 05/15/2010	500,000	522,167
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	918,944
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	451,477
Covidien International
5.450%, 10/15/2012	500,000	489,186
Goodrich Corp.
7.625%, 12/15/2012	500,000	518,946
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	508,180
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	510,438
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	590,791
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	974,781
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	892,525
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	440,000

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Dover Corp.
4.875%, 10/15/2015	$1,000,000	$985,270
Honeywell International Inc.
5.400%, 03/15/2016	1,000,000	1,024,940
Caterpillar Inc.
5.700%, 08/15/2016	500,000	486,094
Eaton Corp.
5.300%, 03/15/2017	1,000,000	926,403
Honeywell International Inc.
5.300%, 03/15/2017	500,000	509,270
Cooper U.S. Inc.
6.100%, 07/01/2017	500,000	497,708
Covidien International
6.000%, 10/15/2017	500,000	493,253
United Technologies Corp.
5.375%, 12/15/2017	500,000	505,448

		14,819,758
Media & Broadcasting (1.71%)
Knight-Ridder Inc.
9.875%, 04/15/2009	11,000	8,800
New York Times Co.
4.500%, 03/15/2010	500,000	404,756
Gannett Co.
5.750%, 06/01/2011	1,000,000	722,016
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,060,979
Thomson Corp.
5.700%, 10/01/2014	1,000,000	906,493
Knight-Ridder Inc.
4.625%, 11/01/2014	1,000,000	160,000
New York Times Co.
5.000%, 03/15/2015	500,000	289,763
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,037,589
McGraw-Hill Companies Inc.
5.900%, 11/15/2017	500,000	420,990

		5,011,386
Mining & Metals (1.51%)
BHP Billiton Finance
5.000%, 12/15/2010	500,000	491,690
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	470,284
BHP Finance USA
4.800%, 04/15/2013	500,000	464,107
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	892,548
Alcan Inc.
5.000%, 06/01/2015	1,000,000	740,471
Alcoa Inc.
5.550%, 02/01/2017	500,000	393,480

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	$500,000	$444,147
Alcoa Inc.
5.870%, 02/23/2022	750,000	531,731

		4,428,458
Oil & Gas (3.16%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,019,504
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	526,967
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,593,715
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	506,047
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	500,343
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	476,652
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	883,309
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	510,070
Apache Corp.
5.625%, 01/15/2017	500,000	503,358
Shell International Finance
5.200%, 03/22/2017	500,000	511,699
Canadian National Resources
5.700%, 05/15/2017	500,000	436,064
Weatherford International Inc.
6.350%, 06/15/2017	500,000	426,718
EOG Resources Inc.
5.875%, 09/15/2017	500,000	507,594
Husky Energy Inc.
6.200%, 09/15/2017	500,000	446,914
Encana Corp.
5.900%, 12/01/2017	500,000	417,153

		9,266,107
Retailers (4.88%)
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	947,837
CVS Corp.
4.000%, 09/15/2009	1,000,000	987,874
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	990,524
Wal-Mart Stores Inc.
4.125%, 07/01/2010	1,000,000	1,023,599
Home Depot Inc.
4.625%, 08/15/2010	500,000	495,120
Safeway Inc.
4.950%, 08/16/2010	500,000	494,620

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Albertson’s Inc.
7.500%, 02/15/2011	$500,000	$460,000
Home Depot Inc.
5.200%, 03/01/2011	500,000	486,180
CVS Corp.
5.750%, 08/15/2011	500,000	501,729
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,043,661
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	507,520
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	1,035,332
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	998,107
Walgreen Co.
4.875%, 08/01/2013	500,000	514,930
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	975,954
Target Corp.
5.875%, 07/15/2016	1,000,000	954,704
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	483,575
McDonald’s Corp.
5.300%, 03/15/2017	500,000	512,645
Target Corp.
5.375%, 05/01/2017	500,000	454,845
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	470,735

		14,339,491
Telecom & Telecom Equipment (2.56%)
Vodafone Group PLC
7.750%, 02/15/2010	500,000	511,007
Deutsche Telekom International Finance
8.500%, 06/15/2010	500,000	515,037
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,005,932
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,038,132
Vodafone Group PLC
5.500%, 06/15/2011	500,000	498,326
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	489,795
Alltel Corp.
7.000%, 07/01/2012	500,000	497,500
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	972,049
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	973,534
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,004,482

		7,505,794

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (9.36%)
Duke Energy Corp.
4.500%, 04/01/2010	$500,000	$499,290
Progress Energy Florida
4.500%, 06/01/2010	500,000	495,208
Commonwealth Edison Co.
4.740%, 08/15/2010	500,000	492,213
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	523,285
Reliant Energy
7.750%, 02/15/2011	500,000	478,575
Appalachian Power Co.
5.550%, 04/01/2011	500,000	495,336
Commonwealth Edison Co.
5.400%, 12/15/2011	500,000	486,801
Oncor Electric Delivery
6.375%, 05/01/2012	500,000	480,888
Tampa Electric Co.
6.875%, 06/15/2012	500,000	490,685
Appalachian Power Co.
5.650%, 08/15/2012	500,000	474,240
Northern States Power Co.
8.000%, 08/28/2012	500,000	527,294
Southern California Gas
4.800%, 10/01/2012	500,000	506,840
Georgia Power Co.
5.125%, 11/15/2012	200,000	201,573
Virginia Electric & Power
5.100%, 11/30/2012	500,000	488,811
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	988,485
Florida Power Corp.
4.800%, 03/01/2013	500,000	495,393
Peoples Gas Light & Coke Co.
4.625%, 05/01/2013	500,000	482,471
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	978,781
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	477,559
PSI Energy
5.000%, 09/15/2013	1,000,000	947,923
NSTAR Electric Co.
4.875%, 04/15/2014	1,000,000	1,001,079
Union Electric Co.
5.500%, 05/15/2014	500,000	469,036
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	871,485
Union Electric Co.
4.750%, 04/01/2015	500,000	439,263
Commonwealth Edison Co.
4.700%, 04/15/2015	500,000	448,217
Southwestern Electric Power
5.375%, 04/15/2015	500,000	453,340

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
San Diego Gas & Electric
5.300%, 11/15/2015	$500,000	$512,965
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	981,542
Virginia Electric & Power
5.400%, 01/15/2016	500,000	489,993
Ohio Power Co.
6.000%, 06/01/2016	500,000	478,392
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	466,600
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	453,613
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	488,939
Georgia Power Co.
5.700%, 06/01/2017	500,000	499,968
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	918,226
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	443,010
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	915,646
Union Electric Co.
6.400%, 06/15/2017	500,000	455,827
Florida Power Corp.
5.800%, 09/15/2017	500,000	522,499
Virginia Electric & Power
5.950%, 09/15/2017	500,000	503,318
NSTAR Electric Co.
5.625%, 11/15/2017	500,000	490,577
Pacific Gas & Electric
5.625%, 11/30/2017	500,000	512,095
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	424,617
Southern California Gas
5.450%, 04/15/2018	500,000	512,765
Pacificorp
5.650%, 07/15/2018	500,000	509,204
Pacific Gas & Electric
8.250%, 10/15/2018	500,000	600,730
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	531,390
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,057,303

		27,463,290
Total Corporate Bonds
(cost $185,040,703)		177,401,972

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Taxable Municipal Bonds (0.34%)
Illinois State
3.850%, 06/01/2013	$1,000,000	$993,470

Total Taxable Municipal Bonds
(cost $999,024)		993,470

Commercial Mortgage-Backed Securities (2.73%)
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4
4.367%, 03/15/2036	2,000,000	1,607,670
Morgan Stanley Capital Series 2006- T23 Class A4
5.811%, 08/12/2041	2,000,000	1,629,448
Bear Stearns Commercial Mortgage Securities Series 2007 - T26 Class A4
5.471%, 01/12/2045	2,000,000	1,542,192
Morgan Stanley Capital Series 2004- T13 Class A4
4.660%, 09/13/2045	2,000,000	1,665,706
Morgan Stanley Capital Series 2007- T25 Class A3
5.514%, 11/12/2049	2,000,000	1,561,086

		8,006,102
Total Commercial Mortgage-Backed Securities
(cost $9,696,318)		8,006,102

Government Agency Securities (30.76%) (a)
Agency Notes & Bonds (7.44%)
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	1,000,000	1,041,399
4.500%, 07/15/2013	1,500,000	1,631,931
5.200%, 03/05/2019	2,000,000	2,012,930
5.300%, 05/12/2020	3,000,000	2,941,260
Federal National Mortgage Association
6.625%, 11/15/2010	1,000,000	1,101,466
4.375%, 09/15/2012	1,500,000	1,615,123
5.550%, 02/16/2017	5,000,000	5,198,630
5.500%, 05/10/2027	5,000,000	5,537,380
7.125%, 01/15/2030	500,000	749,708

		21,829,827
Mortgage-Backed Securities (23.32%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	493,998	509,964
5.000%, 09/01/2018	408,245	422,163
5.000%, 09/01/2018	387,918	400,456

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.500%, 11/01/2018	$396,332	$409,952
4.500%, 11/01/2018	915,841	942,294
5.000%, 01/01/2019	408,497	420,934
5.000%, 04/01/2019	433,631	446,833
4.500%, 05/01/2019	494,041	507,076
4.000%, 05/01/2019	564,145	572,058
5.500%, 06/01/2019	646,919	668,343
5.000%, 01/01/2020	513,908	529,554
5.500%, 04/01/2020	542,761	560,226
5.500%, 07/01/2020	1,065,417	1,100,700
6.000%, 07/01/2021	1,195,934	1,240,210
6.000%, 11/01/2028	62,107	64,429
6.500%, 06/01/2029	93,010	97,341
7.500%, 12/01/2030	3,434	3,555
7.000%, 07/01/2031	10,626	11,167
6.500%, 09/01/2031	17,064	17,826
6.000%, 11/01/2032	261,546	270,425
6.000%, 12/01/2032	123,858	128,063
5.500%, 05/01/2033	1,636,420	1,679,189
5.500%, 07/01/2033	1,243,293	1,275,788
5.000%, 08/01/2033	1,157,529	1,185,793
5.500%, 03/01/2034	517,175	530,369
5.000%, 04/01/2034	1,011,186	1,035,086
6.000%, 07/01/2034	1,384,857	1,429,707
5.000%, 05/01/2035	1,420,308	1,453,435
5.500%, 05/01/2035	1,354,988	1,388,708
4.500%, 08/01/2035	811,277	823,562
5.000%, 10/01/2035	1,268,900	1,298,496
6.500%, 08/01/2036	1,231,795	1,280,875
5.500%, 10/01/2037	1,772,610	1,816,347
6.000%, 01/01/2038	1,797,087	1,853,221
6.000%, 01/01/2038	878,984	906,440
Federal National Mortgage Association
6.000%, 09/01/2013	130,342	135,880
5.500%, 12/01/2016	94,763	98,286
5.500%, 01/01/2017	45,716	47,416
5.500%, 01/01/2017	371,707	385,527
6.500%, 01/01/2017	43,595	45,359
5.500%, 02/01/2017	335,495	347,968
5.000%, 03/01/2017	334,499	346,356
6.000%, 04/01/2017	53,813	56,032
5.500%, 01/01/2018	204,871	212,104
5.000%, 02/01/2018	444,287	460,035
5.000%, 05/01/2018	351,533	363,531
5.000%, 05/01/2018	689,568	711,856
5.000%, 05/01/2018	732,583	756,261
4.500%, 05/01/2018	866,022	890,765
4.500%, 05/01/2018	853,136	877,511
4.500%, 03/01/2019	515,770	531,116
5.500%, 10/01/2019	875,839	905,118
5.000%, 11/01/2019	942,737	971,439
4.500%, 12/01/2019	553,488	567,918

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.000%, 06/01/2020	$891,372	$917,396
4.500%, 09/01/2020	968,248	992,584
5.000%, 05/01/2021	1,344,392	1,383,642
5.500%, 05/01/2021	682,573	704,217
4.500%, 04/01/2023	945,483	967,769
7.500%, 09/01/2029	47,377	50,180
8.000%, 03/01/2030	12,128	12,881
6.500%, 05/01/2030	82,966	86,829
6.500%, 08/01/2031	23,110	24,187
7.000%, 08/01/2031	4,394	4,650
6.500%, 10/01/2031	54,035	56,551
6.000%, 11/01/2031	42,203	43,649
7.000%, 01/01/2032	63,411	67,098
6.000%, 03/01/2032	62,977	65,134
6.500%, 03/01/2032	31,163	32,614
6.500%, 04/01/2032	150,042	156,559
7.000%, 04/01/2032	55,175	58,386
6.500%, 05/01/2032	536,550	563,993
6.000%, 05/01/2032	55,685	57,540
6.500%, 06/01/2032	76,680	80,011
7.000%, 06/01/2032	103,688	109,722
7.000%, 06/01/2032	76,527	80,980
6.500%, 07/01/2032	178,106	185,843
6.000%, 08/01/2032	283,378	292,822
6.500%, 10/01/2032	341,101	355,918
5.500%, 10/01/2032	1,012,406	1,041,397
6.000%, 11/01/2032	312,450	322,862
6.000%, 01/01/2033	214,856	222,015
5.500%, 03/01/2033	338,814	348,146
5.500%, 03/01/2033	810,732	833,061
6.000%, 04/01/2033	534,278	551,748
5.000%, 05/01/2033	535,915	548,582
5.000%, 05/01/2033	603,135	617,391
5.000%, 08/01/2033	1,101,862	1,127,906
5.500%, 10/01/2033	785,089	806,713
5.000%, 03/01/2034	1,698,250	1,738,390
5.500%, 05/01/2034	1,045,254	1,073,390
6.000%, 07/01/2034	592,435	611,345
5.500%, 12/01/2034	1,420,666	1,458,908
5.500%, 04/01/2035	1,207,989	1,239,750
5.500%, 07/01/2035	1,670,792	1,714,723
5.000%, 07/01/2035	1,414,702	1,446,371
5.000%, 10/01/2035	1,118,694	1,143,737
5.000%, 11/01/2035	792,852	810,601
6.000%, 08/01/2036	1,977,179	2,037,815
6.000%, 12/01/2037	822,713	847,897
5.500%, 02/01/2038	1,829,830	1,877,655
Government National Mortgage Association
6.000%, 05/15/2017	190,679	201,165
6.500%, 06/15/2028	92,118	97,100

	Shares or principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
6.000%, 11/15/2028	$93,036	$96,597
6.500%, 03/15/2029	113,151	118,931
7.000%, 06/15/2029	51,776	54,793
7.500%, 08/20/2030	20,158	21,282
6.000%, 01/15/2032	51,618	53,448
5.500%, 10/15/2033	710,299	734,102
5.000%, 11/20/2033	947,614	973,020
6.000%, 12/20/2033	312,737	322,856

		68,435,915
Total Government Agency Securities
(cost $87,414,266)		90,265,742

U.S. Treasury Obligations (1.59%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	682,656
8.125%, 08/15/2019	750,000	1,108,477
6.250%, 08/15/2023	1,000,000	1,363,906
6.875%, 08/15/2025	1,000,000	1,520,469

Total U.S. Treasury Obligations
(cost $3,641,406)		4,675,508

Short-term Investments (3.23%)
JPMorgan U.S. Government Money Market Fund	9,480,373	9,480,373

Total Short-term Investments
(cost $9,480,373)		9,480,373

TOTAL INVESTMENTS (99.09%)
(cost $296,272,090)		290,823,167
OTHER ASSETS, NET OF LIABILITIES (0.91%)		2,675,214

NET ASSETS (100.00%)		$293,498,381

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (98.69%) (b)
Alabama (0.85%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	A1		$1,000,000	$1,013,040

Arizona (1.62%)
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa3		885,000	864,335
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa3		1,000,000	1,062,230

						1,926,565
California (13.86%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3		1,500,000	1,572,555
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3		900,000	926,460
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	Baa1	(c)	1,395,000	1,464,876
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	Baa1	(c)	450,000	469,993
State of California, General Obligation Bonds	5.250%	02/01/2019	A1		2,200,000	2,232,868
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	A1		900,000	904,329
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	Baa1	(c)	560,000	519,607
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A1		600,000	579,060
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa3		1,000,000	941,220
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA-		885,000	767,525
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	Aa3		1,195,000	1,175,139
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A1		1,300,000	1,282,866
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA-		930,000	795,076
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	Aa3		1,000,000	941,580
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa3		1,000,000	997,510
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA		1,000,000	936,560

						16,507,224
Colorado (1.41%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Baa1	(d)	1,320,000	1,426,418
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aa2		250,000	255,713

						1,682,131

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Connecticut (0.24%)
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @ 100) (e)	5.000%	01/15/2021	A1		$265,000	$290,183

Delaware (2.37%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A1		1,625,000	1,655,258
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	A1		1,170,000	1,170,854

						2,826,112

Florida (3.17%)
City of Palm Bay, Florida, Utility System Improvement Revenue Bonds, Series 2005A	5.000%	10/01/2026	A2		1,350,000	1,236,357
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	Baa1	(d)	1,000,000	874,330
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa2		1,700,000	1,665,439

						3,776,126

Georgia (1.72%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	A1		1,000,000	1,006,040
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A2		1,000,000	1,037,900

						2,043,940

Hawaii (1.76%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa3		2,000,000	2,097,980

Idaho (2.50%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	AA-		500,000	525,980
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A		1,000,000	1,035,600
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	Aa2		1,430,000	1,420,619

						2,982,199

Illinois (0.87%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	Aa3		1,000,000	1,038,970

Indiana (1.55%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Baa1	(f)	1,310,000	1,343,457
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa		500,000	500,700

						1,844,157

Iowa (1.84%)
Des Moines, Iowa, General Obligation Bonds, Series 2004D (Urban Renewal)	5.000%	06/01/2022	Aa2		500,000	504,695

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	Aa2	$1,785,000	$1,682,702

					2,187,397

Kansas (6.09%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	A2	730,000	749,097
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2020	Aa2	620,000	624,179
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa	450,000	455,647
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	A2	245,000	246,681
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	5.000%	10/01/2025	Aa1	1,000,000	1,002,890
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	1,797,588
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,380,468

					7,256,550

Louisiana (0.76%)
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	A1	900,000	901,665

Maine (0.82%)
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	Aa3	1,000,000	979,810

Maryland (2.00%)
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,354,312
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005	5.000%	06/01/2023	Aaa	1,000,000	1,030,310

					2,384,622

Massachusetts (0.94%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (e)	5.250%	08/01/2020	Aa2	1,000,000	1,118,490

Michigan (0.83%)
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	Aa2	1,000,000	991,340

Minnesota (2.21%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aa2	2,500,000	2,637,050

Missouri (3.86%)
The School District of North Kansas City, Missouri, General Obligation School Building Bonds (Missouri Direct Deposit Program) Series 2002 (Prerefunded to 03-01-2012 @ 100) (e)	5.000%	03/01/2016	AA+	1,250,000	1,371,638
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B 5.625%		07/01/2016	Aaa	1,155,000	1,204,064
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2003	4.625%	02/01/2022	Aaa	1,000,000	1,002,380

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA		$1,000,000	$1,016,000

						4,594,082

Montana (0.28%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	Aa2		315,000	335,141

Nebraska (2.72%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2		1,595,000	1,701,674
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	AA		1,500,000	1,534,320

						3,235,994

New Hampshire (1.76%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aa3		610,000	621,108
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aa3		980,000	987,154
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	Aa3		500,000	490,255

						2,098,517

New Jersey (1.04%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Baa1	(g)	1,300,000	1,233,648

New Mexico (0.81%)
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa2		1,000,000	968,010

New York (3.60%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2		1,300,000	1,368,289
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	Baa1	(h)	1,000,000	1,010,180
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	Aa3		1,000,000	998,720
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3		1,000,000	905,060

						4,282,249

North Carolina (1.79%)
City of Winston-Salem, North Carolina, Water and Sewer System Revenue and Revenue Refunding Bonds, Series 2001 (Prerefunded to 06-01-2011 @ 101) (e)	5.000%	06/01/2018	Aa2		575,000	626,572
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa		1,000,000	1,030,920
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa3		195,000	187,572
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa3		300,000	283,953

						2,129,017

Ohio (1.50%)
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aa2		1,000,000	1,060,880

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	$750,000	$730,523

					1,791,403

Oklahoma (1.98%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	Aa2	1,165,000	1,135,386
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aa1	400,000	401,140
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	1,000,000	821,460

					2,357,986

Oregon (7.03%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (e)	5.250%	06/15/2015	Aa2	1,000,000	1,114,270
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (e)	5.625%	06/15/2017	Aa2	1,500,000	1,644,375
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (e)	5.000%	06/15/2018	Aa2	2,000,000	2,160,180
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aa3	705,000	693,332
City of Portland, Oregon, Second Lien Sewer System, Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	1,883,163
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa2	330,000	319,836
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa2	570,000	552,444

					8,367,600

Rhode Island (2.08%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,010,940
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa3	1,000,000	967,890
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	497,110

					2,475,940

South Carolina (2.97%)
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	AA-	3,500,000	3,530,940

South Dakota (0.64%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2023	Aa3	800,000	756,328

Tennessee (2.56%)
Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series A (Prerefunded to 05-01-2010 @ 100) (e)	5.400%	05/01/2013	Aa2	490,000	516,984
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	Aa2	1,000,000	1,001,430

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
State of Tennessee, General Obligation Bonds, 2007 Series A	4.500%	10/01/2025	Aa1	$425,000	$409,471
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,118,177

					3,046,062

Texas (4.56%)
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (e)	5.750%	02/01/2015	Aa1	400,000	417,832
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	AAA	2,550,000	2,629,203
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	A1	1,500,000	1,515,765
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA-	900,000	861,489

					5,424,289

Utah (0.66%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (e)	5.250%	04/01/2022	Aa3	680,000	782,748

Virginia (3.33%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,081,270
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	515,736
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa2	1,550,000	1,490,263
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 2004 A	4.750%	08/01/2027	Aa1	900,000	872,955

					3,960,224

Washington (5.34%)
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	Aa1	2,000,000	2,010,780
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	Aa1	2,500,000	2,429,400
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	A1	680,000	647,163
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	A1	445,000	426,995
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa2	900,000	841,464

					6,355,802

Wisconsin (2.77%)
State of Wisconsin, General Obligation Bonds of 2000, Series D (Prerefunded to 05-01-2011 @ 100) (e)	5.300%	05/01/2018	Aa3	2,300,000	2,460,839

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares or principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	5.000%	04/01/2028	Aa1	$850,000	$834,487

					3,295,326

Total Long-term Municipal Bonds
(cost $117,888,738)					117,506,857

Short-term Investments (1.03%)
JPMorgan Tax Free Money Market Fund				1,228,173	1,228,173

Total Short-term Investments
(cost $1,228,173)					1,228,173

TOTAL INVESTMENTS (99.72%)
(cost $119,116,911)					118,735,030
OTHER ASSETS, NET OF LIABILITIES (0.28%)					330,202

NET ASSETS (100.00%)					$119,065,232

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.
(b)	Long-term Municipal Bonds consisted of 10.64% Advanced Refund Bonds, 35.39% General Obligation Bonds and 53.97% Municipal Revenue Bonds.
(c)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA-. See the State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.
(d)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Neither Moody’s nor S&P rated the underlying security. See the State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.
(e)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.
(f)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA+. See the State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.
(g)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s rated the underlying security at Baa1. S&P did not rate the underlying security. See the State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.
(h)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA. See the State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance in this report for further information about developments regarding bond insurance companies.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal amount	Value
Short-term Investments (100.54%)
Automotive (9.94%)
American Honda Finance Corp.
2.850%, 01/09/2009	$4,000,000	$3,997,467
2.480%, 01/13/2009	1,500,000	1,498,760
2.700%, 01/14/2009	1,500,000	1,498,537
2.550%, 01/27/2009	2,400,000	2,395,580
Toyota Motor Credit Corp.
1.050% to 2.250%, 02/24/2009	11,500,000	11,463,887
American Honda Finance Corp.
2.570%, 02/26/2009	2,500,000	2,490,006

		23,344,237

Commercial Service/Supply (0.64%)
Pitney Bowes Inc. (a)
1.300%, 02/03/2009	1,500,000	1,498,213

Computers (2.55%)
International Business Machines Corp. (a)
3.000%, 01/30/2009	6,000,000	5,985,500

Financial Services (14.68%)
HSBC Finance Corp.
0.850%, 03/30/2009	11,500,000	11,476,106
Citigroup Funding
3.500%, 01/21/2009	11,000,000	10,978,611
Caterpillar Financial Services Corp.
0.500%, 02/02/2009	4,500,000	4,498,000
0.250%, 02/26/2009	7,500,000	7,497,083

		34,449,800

Government Agency Securities (40.24%) (b)
Federal Home Loan Bank
1.650%, 01/05/2009	5,000,000	4,999,083
1.620%, 01/07/2009	5,000,000	4,998,650
2.500%, 01/28/2009	5,000,000	4,990,625
1.150%, 01/29/2009	5,000,000	4,995,528
0.650%, 03/02/2009	10,000,000	9,989,167
0.180%, 03/05/2009	5,510,000	5,508,264
0.140%, 03/12/2009	5,000,000	4,998,639
0.200%, 03/18/2009	5,000,000	4,997,889
0.100%, 03/30/2009	10,000,000	9,997,556
0.070%, 03/31/2009	5,000,000	4,999,135
Federal Home Loan Mortgage Corp.
1.900%, 01/12/2009	5,000,000	4,997,097
2.850%, 01/26/2009	10,000,000	9,980,208
0.800%, 02/09/2009	6,000,000	5,994,800
0.200%, 03/09/2009	11,000,000	10,995,906
0.250%, 03/16/2009	2,000,000	1,998,972

		94,441,519

	Shares or principal amount	Value
Short-term Investments (Cont.)
Health Care (9.57%)
Merck & Co. Inc.
0.900%, 01/26/2009	$3,000,000	$2,998,125
0.150%, 02/05/2009	8,500,000	8,498,761
Pfizer Inc.
2.220%, 02/11/2009	11,000,000	10,972,188

		22,469,074

Machinery & Manufacturing (4.89%)
John Deere Capital Corp. (a)
2.850%, 01/21/2009	2,000,000	1,996,833
2.250%, 01/23/2009	4,000,000	3,994,500
2.250%, 01/30/2009	1,500,000	1,497,281
2.400%, 02/18/2009	4,000,000	3,987,200

		11,475,814

Media & Broadcasting (4.89%)
The Walt Disney Co.
1.500%, 01/20/2009	1,000,000	999,208
1.050%, 02/10/2009	10,500,000	10,487,750

		11,486,958

Oil & Gas (4.98%)
Chevron Corp.
1.100%, 02/05/2009	11,700,000	11,687,487

Registered Investment Companies (3.69%)
JPMorgan U.S. Government Money Market Fund	8,656,353	8,656,353

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value

Short-term Investments (Cont.)
Telecom & Telecom Equipment (4.47%)
AT&T Inc.
2.500%, 01/06/2009	$ 2,000,000	$ 1,999,306
0.300%, 03/16/2009	8,500,000	8,494,758

		10,494,064

Total Short-term Investments
(cost $235,989,019)		235,989,019

TOTAL INVESTMENTS (100.54%)
(cost $235,989,019)		235,989,019
LIABILITIES, NET OF OTHER ASSETS (-0.54%)		(1,272,521)

NET ASSETS (100.00%)		$234,716,498

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $18,959,527 or 8.08% of net assets.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$232,560,403	133,088,307	95,541,275

Investments in securities at market value	$183,098,582	99,200,408	72,626,198
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $1,898,708)	—	—	—
Receivable for:
Dividends and interest	306,526	114,560	265,835
Shares of the Fund sold	102,551	97,903	69,292
Securities sold	1,431,994	786,306	10,443
SFIMC	120	9,196	42,088
SFIMC tax administration expenses reimbursement (a)	—	—	—
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	1,055
Prepaid expenses	3,352	2,015	1,451

Total assets	184,943,125	100,210,388	73,016,362

Liabilities and Net Assets
Dividends to shareholders	—	—	—
Payable for:
Shares of the Fund redeemed	68,875	11,626	59,722
Securities purchased	2,115,892	1,250,092	467,982
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	2,538
Due to affiliates	169,968	117,703	92,742
Accrued tax administration expenses (a)	—	—	—
Accrued liabilities	59,274	61,904	127,506

Total Liabilities	2,414,009	1,441,325	750,490

Net assets applicable to shares outstanding of common stock	$182,529,116	98,769,063	72,265,872

Analysis of Net Assets
Paid-in-capital	$319,530,021	165,885,235	107,210,342
Accumulated net realized gain (loss)	(87,577,567)	(33,238,479)	(12,318,562)
Net unrealized appreciation (depreciation)	(49,461,821)	(33,887,899)	(22,912,604)
Undistributed (accumulated) net investment income (loss)	38,483	10,206	286,696

Net assets applicable to shares outstanding	$182,529,116	98,769,063	72,265,872

Fund shares outstanding: Class A Shares	2,534,222	2,629,748	1,671,918
Class B Shares	616,165	1,002,499	912,620
Legacy Class A Shares	11,929,697	7,530,971	4,691,846
Legacy Class B Shares	4,366,776	2,589,404	1,602,739
Institutional Shares	21,273,149	2,379,675	1,242,841
Class R-1 Shares	407,844	340,342	316,897
Class R-2 Shares	763,604	586,186	394,426
Class R-3 Shares	167,237	139,669	140,411
Net assets applicable to shares outstanding: Class A Shares	$10,849,304	15,369,315	10,981,105
Class B Shares	2,646,669	5,742,958	5,957,023
Legacy Class A Shares	52,873,777	43,220,088	31,026,884
Legacy Class B Shares	19,258,861	14,292,748	10,515,109
Institutional Shares	91,176,973	14,009,178	8,195,292
Class R-1 Shares	1,744,226	1,940,559	2,074,485
Class R-2 Shares	3,262,597	3,376,344	2,589,977
Class R-3 Shares	716,709	817,873	925,997
Net asset value: Class A Shares	$4.28	5.84	6.57
Class B Shares	4.30	5.73	6.53
Legacy Class A Shares	4.43	5.74	6.61
Legacy Class B Shares	4.41	5.52	6.56
Institutional Shares	4.29	5.89	6.59
Class R-1 Shares	4.28	5.70	6.55
Class R-2 Shares	4.27	5.76	6.57
Class R-3 Shares	4.29	5.86	6.59
Maximum offering price: Class A Shares	$4.51	6.15	6.92
Legacy Class A Shares	4.57	5.92	6.81

(a)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund
—	272,099,256	192,331,731	189,126,459	296,272,090	119,116,911	235,989,019

—	190,551,732	157,439,811	132,507,581	290,823,167	118,735,030	235,989,019
385,222,352	—	—	—	—	—	—
—	—	—	478,537	—	—	—
—	—	1,877,154	—	—	—	—
—	299,247	510,249	240,360	3,205,790	1,699,112	8,104
567,810	144,254	122,133	51,294	291,425	9,142	1,001,300
—	508,788	13,888	—	—	—	—
—	8,473	617	38,519	—	3,132	11,743
—	—	—	19,281	—	—	—
—	129,081	76,775	—	—	—	—
—	—	16,404	—	—	—	—
17,240	3,619	2,854	1,075	4,118	1,583	30,197

385,807,402	191,645,194	160,059,885	133,336,647	294,324,500	120,447,999	237,040,363

—	—	—	—	385,442	238,842	9,850
355,926	133,483	144,055	34,819	196,014	31,429	2,126,079
—	—	—	—	—	1,002,382	—
—	—	—	—	—	—	—
—	—	17,722	—	—	—	—
264,303	153,789	151,379	43,685	171,221	78,682	147,194
—	—	—	19,281	—	—	—
147,281	113,553	192,508	39,594	73,442	31,432	40,742

767,510	400,825	505,664	137,379	826,119	1,382,767	2,323,865

385,039,892	191,244,369	159,554,221	133,199,268	293,498,381	119,065,232	234,716,498

495,081,635	273,749,120	204,388,044	190,033,898	299,619,960	119,380,021	234,716,498
(17,450,673)	(1,701,229)	(9,749,251)	(387,434)	(672,656)	67,092	—
(92,801,552)	(81,250,376)	(34,830,938)	(56,618,878)	(5,448,923)	(381,881)	—
210,482	446,854	(253,634)	171,682	—	—	—

385,039,892	191,244,369	159,554,221	133,199,268	293,498,381	119,065,232	234,716,498

5,993,690	2,274,478	2,866,898	2,276,404	3,739,166	2,926,053	72,089,891
1,416,924	797,828	924,161	1,093,008	638,731	318,140	3,167,196
30,791,779	12,848,163	8,777,373	10,163,389	11,069,314	5,730,095	96,319,355
10,712,748	4,683,205	2,824,339	5,074,519	4,924,053	2,373,242	9,942,337
6,194,940	3,759,525	3,017,287	1,416,419	7,275,172		32,859,477
714,772	296,138	362,055	325,255	375,867		6,113,519
969,558	351,111	458,984	457,591	364,606		12,498,594
186,818	109,409	138,587	126,749	122,508		1,725,979
40,392,807	17,470,901	23,645,109	14,400,719	38,479,374	30,738,826	72,090,042
9,593,128	6,113,914	7,636,361	6,924,477	6,569,195	3,340,907	3,167,196
208,017,568	97,756,495	72,185,663	64,802,918	114,006,590	60,096,117	96,319,355
72,516,216	35,155,029	23,304,313	32,410,384	50,727,720	24,889,382	9,942,337
41,901,033	28,935,403	24,876,043	8,966,047	74,837,246		32,859,477
4,827,615	2,272,293	2,983,428	2,034,007	3,868,126		6,113,519
6,527,332	2,697,191	3,779,240	2,866,171	3,749,024		12,498,594
1,264,193	843,143	1,144,064	794,545	1,261,106		1,725,979
6.74	7.68	8.25	6.33	10.29	10.51	1.00
6.77	7.66	8.26	6.34	10.28	10.50	1.00
6.76	7.61	8.22	6.38	10.30	10.49	1.00
6.77	7.51	8.25	6.39	10.30	10.49	1.00
6.76	7.70	8.24	6.33	10.29		1.00
6.75	7.67	8.24	6.25	10.29		1.00
6.73	7.68	8.23	6.26	10.28		1.00
6.77	7.71	8.26	6.27	10.29		1.00
7.09	8.08	8.68	6.66	10.61	10.84
6.97	7.85	8.47	6.58	10.62	10.81

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities at identified cost	$—	—	—	—	—	—

Investments in securities at market value	$—	—	—	—	—	—
Investments in securities in Master Portfolios	135,842,427	368,838,707	632,462,924	500,606,769	373,546,477	6,384,189
Cash	—	—	—	—	—	—
Receivable for:
Dividends and interest	—	—	—	—	—	—
Shares of the Fund sold	25,989	234,663	393,665	390,969	563,143	51,936
Securities sold	—	—	—	—	—	—
SFIMC	—	—	—	—	—	653
SFIMC tax administration expenses reimbursement (a)	38,863	—	—	—	—	—
Prepaid expenses	2,611	5,853	10,248	8,251	6,395	50

Total assets	135,909,890	369,079,223	632,866,837	501,005,989	374,116,015	6,436,828

Liabilities and Net Assets
Dividends to shareholders	11,821	37,121	98,980	27,834	24,987	20,825
Payable for:
Shares of the Fund redeemed	97,204	139,264	459,664	406,290	513,188	2,000
Securities purchased	—	—	—	—	—	—
Due to affiliates	111,297	296,371	502,050	394,562	292,414	8,507
Accrued tax administration expenses (a)	38,863	—	—	—	—	—
Accrued liabilities	36,509	59,470	102,445	105,356	122,798	19,027

Total Liabilities	295,694	532,226	1,163,139	934,042	953,387	50,359

Net assets applicable to shares outstanding of common stock	$135,614,196	368,546,997	631,703,698	500,071,947	373,162,628	6,386,469

Analysis of Net Assets
Paid-in-capital	159,211,513	439,138,670	820,732,006	695,232,044	551,638,696	7,934,434
Accumulated net realized gain (loss)	(6,773,052)	(15,550,185)	(40,300,444)	(44,535,404)	(41,760,845)	(260,280)
Net unrealized appreciation (depreciation)	(17,745,608)	(58,060,333)	(153,304,172)	(153,750,159)	(138,678,147)	(1,289,366)
Undistributed (accumulated) net investment income (loss)	921,343	3,018,845	4,576,308	3,125,466	1,962,924	1,681

Net assets applicable to shares outstanding	$135,614,196	368,546,997	631,703,698	500,071,947	373,162,628	6,386,469

Fund shares outstanding:
Class A Shares	4,450,845	9,880,364	18,568,149	16,477,036	11,648,189	721,418
Class B Shares	145,348	466,326	1,186,534	1,340,105	1,346,890
Legacy Class A Shares	7,240,337	18,685,749	29,655,397	20,225,232	13,868,837
Legacy Class B Shares	851,840	3,662,194	6,681,015	5,099,401	3,653,697
Institutional Shares	1,173,548	3,403,648	6,220,447	6,388,266	6,514,813
Class R-1 Shares	161,518	343,799	869,747	847,327	767,483	105,963
Class R-2 Shares	203,880	630,806	978,459	1,067,880	880,988	100,000
Class R-3 Shares	12,055	49,004	187,459	125,258	95,214
Net assets applicable to shares outstanding:
Class A Shares	$41,905,025	98,492,849	182,925,000	159,895,897	112,020,253	4,965,594
Class B Shares	1,374,968	4,616,680	11,646,967	12,981,294	12,927,481
Legacy Class A Shares	69,325,585	185,173,676	290,499,674	196,021,346	133,427,238
Legacy Class B Shares	8,175,957	36,201,759	65,392,952	49,254,760	35,107,500
Institutional Shares	11,237,259	33,909,452	61,264,405	62,168,496	62,931,631
Class R-1 Shares	1,522,780	3,401,813	8,526,190	8,185,934	7,357,008	730,981
Class R-2 Shares	1,957,327	6,263,587	9,609,554	10,348,423	8,473,925	689,894
Class R-3 Shares	115,295	487,181	1,838,956	1,215,797	917,592
Net asset value:
Class A Shares	9.42	9.97	9.85	9.70	9.62	6.88
Class B Shares	9.46	9.90	9.82	9.69	9.60
Legacy Class A Shares	9.57	9.91	9.80	9.69	9.62
Legacy Class B Shares	9.60	9.89	9.79	9.66	9.61
Institutional Shares	9.58	9.96	9.85	9.73	9.66
Class R-1 Shares	9.43	9.89	9.80	9.66	9.59	6.90
Class R-2 Shares	9.60	9.93	9.82	9.69	9.62	6.90
Class R-3 Shares	9.56	9.94	9.81	9.71	9.64
Maximum offering price:
Class A Shares	9.92	10.49	10.37	10.21	10.13	7.24
Legacy Class A Shares	9.87	10.22	10.10	9.99	9.92

(a)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2008 (a)

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund
Investment Income: (b)
Dividends	$7,184,607	1,474,429	3,696,026	12,452,144	3,787,096	9,123,785
Interest	383,120	71,681	43,498	265,808	124,352	54,974
Securities lending - net	—	—	—	328,924	—	—
Tax-exempt interest	—	—	—	—	—	—

	7,567,727	1,546,110	3,739,524	13,046,876	3,911,448	9,178,759
Less: foreign withholding taxes	(66,213)	(293)	(327,453)	—	(1,071)	(747,195)
Portfolio expenses of Master Portfolios (c)	—	—	—	(272,518)	—	—

Total investment income	7,501,514	1,545,817	3,412,071	12,774,358	3,910,377	8,431,564
Expenses:
Investment advisory and management fees	1,495,077	1,194,384	885,268	816,695	909,892	1,154,820
Shareholder services fees	628,134	379,321	282,260	1,372,311	655,175	584,705
Distribution fees Class A	34,838	52,978	40,154	124,188	53,761	79,535
Distribution fees Class B	34,637	73,219	78,140	118,315	81,282	101,592
Distribution fees Legacy Class A	193,356	168,626	121,979	744,135	339,195	271,461
Distribution fees Legacy Class B	186,711	146,394	107,341	708,996	322,750	222,986
Distribution fees Class R-1	10,110	13,506	13,523	30,241	14,470	19,593
Distribution fees Class R-2	13,120	14,338	11,761	24,634	10,365	14,633
Regulatory fees	79,389	78,429	75,738	81,092	77,423	78,732
Reports to shareholders	68,784	66,309	42,894	236,154	161,462	85,466
Professional fees	42,850	45,466	48,536	53,643	38,648	43,804
Trustees’ fees and expenses	10,745	6,517	4,849	23,724	11,455	9,801
Custodian fees	6,136	13,459	210,093	5,430	44,975	220,394
Errors and omissions insurance	5,592	3,032	2,466	11,915	5,650	5,768
ICI dues	3,228	1,826	1,540	6,861	3,556	3,078
Securities valuation fees	1,688	2,742	24,643	—	20,394	92,805
Fidelity bond expense	818	440	367	1,786	844	728
Excise tax	—	—	—	—	—	—
Money market guarantee program fee	—	—	—	—	—	—
Index license fees	—	—	—	56,911	30,502	106,349
Tax administration (d)	—	—	—	—	—	—

Total expenses	2,815,213	2,260,986	1,951,552	4,417,031	2,781,799	3,096,250
Less: expense reimbursement to (from) SFIMC (d)	(120)	(68,922)	(189,809)	—	(134,939)	(300,478)

Net expenses	2,815,093	2,192,064	1,761,743	4,417,031	2,646,860	2,795,772
Net investment income (loss)	4,686,421	(646,247)	1,650,328	8,357,327	1,263,517	5,635,792

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(87,131,672)	(32,933,560)	(11,947,700)	(12,271,776)	15,100,546	(6,765,643)
Net realized gain (loss) on pass through investments	—	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	60,046	—	—	(184,911)
Net realized gain (loss) on foreign currency transactions	—	—	331,680	—	—	(32,441)
Net realized gain (loss) on future contracts	—	—	—	(2,734,476)	(2,181,519)	(2,149,409)
Change in net unrealized gain (loss) on open futures contracts	—	—	—	741,477	192,671	12,148
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,816,675)	(50,240,672)	(55,228,724)	(236,199,604)	(119,824,705)	(118,531,277)

Net realized and unrealized gain (loss) on investments	(130,948,347)	(83,174,232)	(66,784,698)	(250,464,379)	(106,713,007)	(127,651,533)

Net change in net assets resulting from operations	$(126,261,926)	(83,820,479)	(65,134,370)	(242,107,052)	(105,449,490)	(122,015,741)

(a)	The period for the LifePath 2050 Fund is from commencement of investment operations on July 10, 2008 to December 31, 2008.

(b)	Components of investment income for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio.

(c)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions by Barclays at the Master Portfolio level. See Note 2 under Expense Reduction Agreements.

(d)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
5,569,482	—	—	—	2,383,712	6,766,404	14,282,637	12,732,505	10,449,428	64,924
4,956	15,768,383	2,817	5,054,353	4,194,528	10,512,721	12,003,441	5,850,375	2,217,173	2,947
—	—	—	—	119,076	338,213	711,061	611,207	513,559	1,000
—	—	5,526,379	—	—	—	—	—	—	—

5,574,438	15,768,383	5,529,196	5,054,353	6,697,316	17,617,338	26,997,139	19,194,087	13,180,160	68,871
—	—	—	—	—	—	—	—	—	—
—	—	—	—	(425,819)	(1,126,754)	(1,761,618)	(1,278,760)	(901,026)	(3,631)

5,574,438	15,768,383	5,529,196	5,054,353	6,271,497	16,490,584	25,235,521	17,915,327	12,279,134	65,240
—	304,444	118,893	199,431	568,647	1,543,175	2,703,432	2,149,812	1,638,827	7,339
4,849	766,582	297,232	511,167	409,068	1,110,076	1,946,132	1,551,262	1,184,161	5,797
43,411	79,438	71,043	88,480	107,502	275,692	506,750	435,564	318,635	3,260
74,887	40,945	21,913	15,321	13,549	45,523	119,967	135,134	137,412	—
210,498	297,554	153,904	126,761	227,329	584,288	940,382	651,544	454,332	—
272,067	338,420	166,029	40,499	66,850	283,736	542,122	423,476	306,903	—
12,305	15,395	—	21,056	8,879	17,726	42,443	43,510	43,987	1,999
10,345	10,324	—	22,468	6,702	21,150	33,035	37,568	28,800	1,180
78,672	78,611	53,267	107,001	78,784	86,207	93,993	95,482	90,400	1,628
45,495	92,434	8,837	45,619	19,163	70,695	179,260	176,400	226,825	2,610
22,641	35,980	29,402	26,192	36,987	44,650	58,971	51,237	46,437	23,168
7,184	12,807	4,855	9,079	6,788	19,785	31,125	26,620	20,133	76
—	8,619	1,906	3,126	2,015	4,868	7,686	6,384	5,266	571
3,845	6,165	2,229	3,371	3,444	8,832	15,523	14,626	9,268	—
—	1,633	826	1,726	1,337	5,344	9,000	7,119	5,142	4
—	59,185	24,234	—	—	—	—	—	—	—
548	868	330	508	518	1,294	2,219	2,014	1,375	—
—	—	—	—	4,637	15,401	—	—	—	—
—	—	—	23,172	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(130,719)	—	—	—	(161,137)	—	—	—	—	—

656,028	2,149,404	954,900	1,244,977	1,401,062	4,138,442	7,232,040	5,807,752	4,517,903	47,632
(27,665)	—	(6,994)	(20,364)	156,500	(15,401)	—	—	—	(25,912)

628,363	2,149,404	947,906	1,224,613	1,557,562	4,123,041	7,232,040	5,807,752	4,517,903	21,720

4,946,075	13,618,979	4,581,290	3,829,740	4,713,935	12,367,543	18,003,481	12,107,575	7,761,231	43,520
(494,392)	245,142	863,745	—	(7,767,493)	(18,950,272)	(50,343,226)	(52,057,382)	(48,049,253)	(236,701)
148,935	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(53,518,230)	(7,379,880)	(3,636,917)	—	(24,429,501)	(76,744,466)	(191,361,650)	(183,709,417)	(158,427,159)	(1,289,366)

(53,863,687)	(7,134,738)	(2,773,172)	—	(32,196,994)	(95,694,738)	(241,704,876)	(235,766,799)	(206,476,412)	(1,526,067)

(48,917,612)	6,484,241	1,808,118	3,829,740	(27,483,059)	(83,327,195)	(223,701,395)	(223,659,224)	(198,715,181)	(1,482,547)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2008	2007
From operations:
Net investment income (loss)	$4,686,421	5,716,934
Net realized gain (loss)	(87,131,672)	18,868,797
Change in net unrealized appreciation or depreciation	(43,816,675)	(45,641,515)

Net change in net assets resulting from operations	(126,261,926)	(21,055,784)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(279,827)	(293,842)
Class B Shares	(42,953)	(52,744)
Legacy Class A Shares	(1,255,756)	(1,764,334)
Legacy Class B Shares	(346,822)	(503,816)
Institutional Shares	(2,690,433)	(2,852,013)
Class R-1 Shares	(38,792)	(36,435)
Class R-2 Shares	(77,613)	(110,121)
Class R-3 Shares	(20,152)	(26,768)

	(4,752,348)	(5,640,073)
Net realized gain:
Class A Shares	(20,497)	(929,036)
Class B Shares	(5,074)	(292,475)
Legacy Class A Shares	(96,162)	(6,144,512)
Legacy Class B Shares	(35,481)	(2,340,010)
Institutional Shares	(174,688)	(8,496,610)
Class R-1 Shares	(3,248)	(152,642)
Class R-2 Shares	(6,172)	(359,245)
Class R-3 Shares	(1,371)	(82,619)

	(342,693)	(18,797,149)
Total distributions to shareholders	(5,095,041)	(24,437,222)
From Fund share transactions:
Proceeds from shares sold	50,729,635	33,934,323
Reinvestment of distributions	2,512,457	14,011,113

	53,242,092	47,945,436
Less payments for shares redeemed	(31,797,183)	(29,867,423)

Net increase (decrease) in net assets from Fund share transactions	21,444,909	18,078,013

Total increase (decrease) in net assets	(109,912,058)	(27,414,993)

Net assets:
Beginning of period	292,441,174	319,856,167

End of period*	$182,529,116	292,441,174

* Including undistributed (accumulated) net investment income (loss)	$38,483	138,271

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2008	2007	2008	2007	2008	2007	2008	2007

(646,247)	(933,010)	1,650,328	802,608	8,357,327	7,975,969	1,263,517	1,936,496
(32,933,560)	5,590,455	(11,555,974)	13,758,339	(15,006,252)	14,139,034	12,919,027	18,097,367
(50,240,672)	16,656,008	(55,228,724)	(1,575,668)	(235,458,127)	15,836,661	(119,632,034)	(28,408,857)

(83,820,479)	21,313,453	(65,134,370)	12,985,279	(242,107,052)	37,951,664	(105,449,490)	(8,374,994)

—	—	(46)	(203,318)	(942,573)	(690,068)	(102,707)	(163,130)
—	—	107	(44,978)	(139,352)	(85,193)	10	—
—	—	(57)	(650,221)	(4,695,652)	(4,532,825)	(495,628)	(985,270)
—	—	(208)	(140,769)	(1,177,805)	(1,147,381)	583	(108,261)
—	—	138	(197,933)	(1,088,958)	(1,094,636)	(245,282)	(364,647)
—	—	2	(23,858)	(92,376)	(55,789)	(3,531)	(7,949)
—	—	—	(51,536)	(144,333)	(119,779)	(11,082)	(24,907)
—	—	(2)	(22,257)	(32,468)	(27,014)	(6,923)	(11,053)

—	—	(66)	(1,334,870)	(8,313,517)	(7,752,685)	(864,560)	(1,665,217)

(135,893)	(2,826,828)	(337,699)	(1,158,765)	(75,426)	(199,070)	(1,574,655)	(1,416,356)
(54,051)	(1,453,832)	(187,172)	(759,246)	(18,311)	(56,104)	(587,912)	(621,228)
(388,663)	(10,836,967)	(946,870)	(3,928,982)	(391,020)	(1,460,433)	(8,843,079)	(10,017,368)
(134,271)	(3,778,397)	(324,576)	(1,360,679)	(136,836)	(556,631)	(3,260,861)	(3,767,090)
(123,139)	(2,973,992)	(249,400)	(956,166)	(78,084)	(288,910)	(2,552,981)	(2,527,947)
(17,477)	(363,738)	(63,483)	(195,528)	(8,973)	(24,382)	(204,199)	(187,284)
(30,228)	(708,265)	(79,931)	(297,638)	(12,353)	(37,765)	(244,489)	(253,577)
(7,271)	(201,739)	(28,739)	(114,687)	(2,394)	(7,499)	(79,756)	(82,119)

(890,993)	(23,143,758)	(2,217,870)	(8,771,691)	(723,397)	(2,630,794)	(17,347,932)	(18,872,969)
(890,993)	(23,143,758)	(2,217,936)	(10,106,561)	(9,036,914)	(10,383,479)	(18,212,492)	(20,538,186)

29,129,061	39,578,026	15,058,003	20,057,985	78,588,833	100,433,718	30,193,878	44,802,112
631,847	15,390,584	1,173,009	5,108,157	8,699,358	9,653,441	14,225,348	15,988,359

29,760,908	54,968,610	16,231,012	25,166,142	87,288,191	110,087,159	44,419,226	60,790,471
(21,306,548)	(16,594,027)	(12,541,327)	(9,395,708)	(122,168,915)	(98,630,002)	(40,914,977)	(47,231,092)

8,454,360	38,374,583	3,689,685	15,770,434	(34,880,724)	11,457,157	3,504,249	13,559,379

(76,257,112)	36,544,278	(63,662,621)	18,649,152	(286,024,690)	39,025,342	(120,157,733)	(15,353,801)

175,026,175	138,481,897	135,928,493	117,279,341	671,064,582	632,039,240	311,402,102	326,755,903

98,769,063	175,026,175	72,265,872	135,928,493	385,039,892	671,064,582	191,244,369	311,402,102

10,206	3,603	286,696	(2,070,481)	210,482	246,051	446,854	344,579

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2008	2007
From operations:
Net investment income (loss)	$5,635,792	4,492,118
Net realized gain (loss)	(9,132,404)	3,775,547
Change in net unrealized appreciation or depreciation	(118,519,129)	15,382,766

Net change in net assets resulting from operations	(122,015,741)	23,650,431
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(549,748)	(789,604)
Class B Shares	(105,989)	(194,401)
Legacy Class A Shares	(1,647,957)	(2,926,649)
Legacy Class B Shares	(399,404)	(755,124)
Institutional Shares	(663,570)	(1,006,846)
Class R-1 Shares	(57,550)	(78,796)
Class R-2 Shares	(84,157)	(128,270)
Class R-3 Shares	(29,968)	(46,802)

	(3,538,343)	(5,926,492)
Net realized gain:
Class A Shares	—	(479,114)
Class B Shares	—	(178,494)
Legacy Class A Shares	—	(1,858,495)
Legacy Class B Shares	—	(591,807)
Institutional Shares	—	(570,159)
Class R-1 Shares	—	(56,116)
Class R-2 Shares	—	(80,636)
Class R-3 Shares	—	(27,314)

	—	(3,842,135)
Total distributions to shareholders	(3,538,343)	(9,768,627)
From Fund share transactions:
Proceeds from shares sold	38,022,599	59,678,111
Reinvestment of distributions	2,654,825	7,210,627

	40,677,424	66,888,738
Less payments for shares redeemed	(39,617,212)	(31,986,539)

Net increase (decrease) in net assets from Fund share transactions	1,060,212	34,902,199

Total increase (decrease) in net assets	(124,493,872)	48,784,003

Net assets:
Beginning of period	284,048,093	235,264,090

End of period*	$159,554,221	284,048,093

* Including undistributed (accumulated) net investment income (loss)	$(253,634)	(2,188,603)

See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2008	2007	2008	2007	2008	2007	2008	2007

4,946,075	5,353,484	13,618,979	12,973,452	4,581,290	4,085,878	3,829,740	6,267,524
(345,457)	6,998,136	245,142	228,648	863,745	750,013	—	—
(53,518,230)	(15,382,811)	(7,379,880)	5,455,105	(3,636,917)	(681,381)	—	—

(48,917,612)	(3,031,191)	6,484,241	18,657,205	1,808,118	4,154,510	3,829,740	6,267,524

(551,508)	(521,558)	(1,427,937)	(788,075)	(1,124,410)	(569,503)	(1,115,359)	(1,265,325)
(223,224)	(221,917)	(257,492)	(227,977)	(119,614)	(119,010)	(43,730)	(106,611)
(2,442,319)	(2,875,360)	(5,336,236)	(5,190,598)	(2,430,799)	(2,466,260)	(1,658,690)	(3,413,216)
(1,067,804)	(1,220,642)	(2,126,386)	(2,114,722)	(906,467)	(922,240)	(111,612)	(187,514)
(359,243)	(358,221)	(4,131,283)	(4,378,921)	—	(8,865)	(576,219)	(791,677)
(70,287)	(68,028)	(128,718)	(102,846)	—	—	(85,961)	(182,138)
(104,587)	(95,055)	(150,345)	(114,591)	—	—	(207,476)	(252,622)
(33,756)	(36,265)	(60,582)	(55,722)	—	—	(30,693)	(68,421)

(4,852,728)	(5,397,046)	(13,618,979)	(12,973,452)	(4,581,290)	(4,085,878)	(3,829,740)	(6,267,524)

(771,855)	(495,464)	—	—	(269,333)	(110,577)	—	—
(386,233)	(275,081)	—	—	(28,908)	(18,629)	—	—
(3,367,737)	(2,655,752)	—	—	(521,615)	(340,942)	—	—
(1,707,199)	(1,319,089)	—	—	(216,078)	(143,090)	—	—
(462,450)	(302,271)	—	—	—	(1,229)	—	—
(109,054)	(69,917)	—	—	—	—	—	—
(152,642)	(105,569)	—	—	—	—	—	—
(44,584)	(31,820)	—	—	—	—	—	—

(7,001,754)	(5,254,963)	—	—	(1,035,934)	(614,467)	—	—
(11,854,482)	(10,652,009)	(13,618,979)	(12,973,452)	(5,617,224)	(4,700,345)	(3,829,740)	(6,267,524)

17,486,485	25,749,594	62,476,701	41,092,416	23,747,509	23,526,351	403,853,010	225,315,314
8,728,205	7,934,677	8,666,469	7,617,547	2,448,003	1,792,031	3,535,078	5,667,033

26,214,690	33,684,271	71,143,170	48,709,963	26,195,512	25,318,382	407,388,088	230,982,347
(28,293,386)	(22,659,564)	(76,842,217)	(35,721,567)	(16,240,423)	(12,235,706)	(325,779,350)	(201,440,611)

(2,078,696)	11,024,707	(5,699,047)	12,988,396	9,955,089	13,082,676	81,608,738	29,541,736

(62,850,790)	(2,658,493)	(12,833,785)	18,672,149	6,145,983	12,536,841	81,608,738	29,541,736

196,050,058	198,708,551	306,332,166	287,660,017	112,919,249	100,382,408	153,107,760	123,566,024

133,199,268	196,050,058	293,498,381	306,332,166	119,065,232	112,919,249	234,716,498	153,107,760

171,682	39,976	—	—	—	—	—	—

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund		LifePath 2010 Fund
Year(s) ended December 31, (a)	2008	2007	2008	2007
From operations:
Net investment income	$4,713,935	4,763,630	12,367,543	12,150,178
Net realized gain (loss)	(7,767,493)	2,296,436	(18,950,272)	9,781,310
Change in net unrealized appreciation or depreciation	(24,429,501)	(865,809)	(76,744,466)	(6,515,823)

Net change in net assets resulting from operations	(27,483,059)	6,194,257	(83,327,195)	15,415,665
Distributions to shareowners from and in excess of:
Net investment income:
Class A Shares	(1,042,594)	(888,710)	(2,601,398)	(2,684,409)
Class B Shares	(23,970)	(22,147)	(91,886)	(87,778)
Legacy Class A Shares	(2,038,561)	(2,883,428)	(4,792,457)	(6,414,020)
Legacy Class B Shares	(190,324)	(246,053)	(778,976)	(980,696)
Institutional Shares	(321,268)	(418,208)	(986,764)	(1,025,297)
Class R-1 Shares	(34,820)	(40,664)	(80,652)	(71,936)
Class R-2 Shares	(49,094)	(41,282)	(157,924)	(160,181)
Class R-3 Shares	(3,085)	(3,350)	(13,905)	(15,181)

	(3,703,716)	(4,543,842)	(9,503,962)	(11,439,498)
Net realized gain:
Class A Shares	(207,491)	(757,187)	(589,289)	(2,670,145)
Class B Shares	(6,807)	(25,934)	(27,962)	(110,162)
Legacy Class A Shares	(377,948)	(2,200,342)	(1,113,266)	(6,820,630)
Legacy Class B Shares	(42,732)	(243,362)	(219,340)	(1,251,160)
Institutional Shares	(52,678)	(293,994)	(202,128)	(980,631)
Class R-1 Shares	(7,623)	(38,674)	(20,526)	(89,043)
Class R-2 Shares	(9,394)	(35,583)	(37,700)	(164,615)
Class R-3 Shares	(550)	(2,363)	(2,933)	(14,610)

	(705,223)	(3,597,439)	(2,213,144)	(12,100,996)
Total distributions to shareowners	(4,408,939)	(8,141,281)	(11,717,106)	(23,540,494)
From Fund share transactions:
Proceeds from shares sold	46,348,603	44,819,588	88,754,391	129,996,827
Reinvestment of distributions	4,293,761	7,986,380	11,681,756	23,418,028

	50,642,364	52,805,968	100,436,147	153,414,855
Less payments for shares redeemed	(51,147,231)	(35,514,205)	(111,635,916)	(65,548,083)

Net increase (decrease) in net assets from Fund share transactions	(504,867)	17,291,763	(11,199,769)	87,866,772

Total increase (decrease) in net assets	(32,396,865)	15,344,739	(106,244,070)	79,741,943

Net assets:
Beginning of period	168,011,061	152,666,322	474,791,067	395,049,124

End of period*	$135,614,196	168,011,061	368,546,997	474,791,067

* Including undistributed (accumulated) net investment income (loss)	$921,343	254,648	3,018,845	830,166

(a)	The period for the LifePath 2050 Fund is from commencement of investment operations on July 10, 2008.

See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2008	2007	2008	2007	2008	2007	2008

18,003,481	16,598,183	12,107,575	10,302,242	7,761,231	6,084,203	43,520
(50,343,226)	22,933,914	(52,057,382)	19,960,608	(48,049,253)	16,364,937	(236,701)
(191,361,650)	(20,817,012)	(183,709,417)	(21,245,169)	(158,427,159)	(19,568,569)	(1,289,366)

(223,701,395)	18,715,085	(223,659,224)	9,017,681	(198,715,181)	2,880,571	(1,482,547)

(4,314,720)	(3,763,791)	(3,338,173)	(2,526,232)	(2,098,535)	(1,470,393)	(39,787)
(191,326)	(165,234)	(174,622)	(132,347)	(146,108)	(91,880)	—
(6,646,379)	(7,962,560)	(3,872,892)	(4,245,732)	(2,370,321)	(2,227,021)	—
(1,172,387)	(1,372,826)	(725,214)	(769,670)	(443,078)	(352,378)	—
(1,577,460)	(1,734,715)	(1,435,256)	(1,429,668)	(1,340,239)	(1,091,771)	—
(180,276)	(125,053)	(145,583)	(103,143)	(109,125)	(70,127)	(3,601)
(213,639)	(196,168)	(203,060)	(170,804)	(149,800)	(100,271)	(4,000)
(47,044)	(46,200)	(28,205)	(18,649)	(19,286)	(12,136)	—

(14,343,231)	(15,366,547)	(9,923,005)	(9,396,245)	(6,676,492)	(5,415,977)	(47,388)

(838,617)	(6,095,083)	(563,886)	(5,630,092)	(266,714)	(4,553,623)	(18,546)
(53,783)	(377,343)	(45,949)	(466,161)	(31,086)	(512,470)	—
(1,340,951)	(14,030,666)	(694,080)	(10,572,276)	(318,872)	(8,060,664)	—
(303,453)	(3,089,420)	(175,541)	(2,669,328)	(84,376)	(2,084,678)	—
(279,614)	(2,607,253)	(217,735)	(2,956,784)	(148,847)	(3,105,126)	—
(39,308)	(252,320)	(29,011)	(289,259)	(17,626)	(310,186)	(2,765)
(44,292)	(339,052)	(37,472)	(407,157)	(20,397)	(358,534)	(2,611)
(8,431)	(73,219)	(4,274)	(40,247)	(2,182)	(35,177)	—

(2,908,449)	(26,864,356)	(1,767,948)	(23,031,304)	(890,100)	(19,020,458)	(23,922)
(17,251,680)	(42,230,903)	(11,690,953)	(32,427,549)	(7,566,592)	(24,436,435)	(71,310)

168,924,412	251,401,246	166,576,233	233,615,977	142,812,657	211,407,022	8,076,704
17,153,050	41,946,469	11,665,790	32,300,638	7,542,560	24,297,096	50,485

186,077,462	293,347,715	178,242,023	265,916,615	150,355,217	235,704,118	8,127,189
(153,091,115)	(95,917,206)	(111,588,938)	(71,056,011)	(82,731,387)	(62,450,738)	(186,863)

32,986,347	197,430,509	66,653,085	194,860,604	67,623,830	173,253,380	7,940,326

(207,966,728)	173,914,691	(168,697,092)	171,450,736	(138,657,943)	151,697,516	6,386,469

839,670,426	665,755,735	668,769,039	497,318,303	511,820,571	360,123,055	—

631,703,698	839,670,426	500,071,947	668,769,039	373,162,628	511,820,571	6,386,469

4,576,308	1,657,612	3,125,466	1,292,486	1,962,924	1,001,261	1,681

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 16 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets plus any borrowings in common stocks and other equity securities of U.S. large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Small/Mid Cap Equity Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2010® Fund (the “LifePath 2010 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010. The LifePath 2010 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2010 Master Portfolio. The LifePath 2010 Master Portfolio and the LifePath 2010 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

For a description of securities valuation for investments of the Master Portfolios, see the Notes to Financial Statements for Master Investment Portfolio (“MIP”) found later in this report. The following securities valuation description applies to the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund (collectively, “Non-feeder Funds”).

Investments are stated at market value. Stocks and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. The Trust has retained an independent statistical fair value service to assist in the fair valuation process for foreign securities in order to adjust for possible changes in value resulting from subsequent events. If a security is valued at “fair value,” that value may be different from the last quoted market price.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value a Fund might

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The Funds implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1- quoted prices (unadjusted) in active markets for identical securities
•	Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value certain Funds’ assets as of December 31, 2008:

	Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund	$183,098,582	$—	$—	$183,098,582	$—	$—	$—	$—
Small/Mid Cap Equity Fund	99,200,408	—	—	99,200,408	—	—	—	—
International Equity Fund	—	72,626,198	—	72,626,198	(1,483)	—	—	(1,483)
S&P 500 Index Fund	—	385,222,352	—	385,222,352	—	—	—	—
Small Cap Index Fund	189,871,907	679,825	0	190,551,732	297,148	—	—	297,148
International Index Fund	—	157,439,811	0	157,439,811	75,457	—	—	75,457
Equity and Bond Fund	132,507,581	—	—	132,507,581	—	—	—	—
Bond Fund	9,480,373	281,342,794	—	290,823,167	—	—	—	—
Tax Advantaged Bond Fund	1,228,173	117,506,857	—	118,735,030	—	—	—	—
Money Market Fund	8,656,353	227,332,666	—	235,989,019	—	—	—	—
LifePath Income Fund	—	135,842,427	—	135,842,427	—	—	—	—
LifePath 2010 Fund	—	368,838,707	—	368,838,707	—	—	—	—
LifePath 2020 Fund	—	632,462,924	—	632,462,924	—	—	—	—
LifePath 2030 Fund	—	500,606,769	—	500,606,769	—	—	—	—
LifePath 2040 Fund	—	373,546,477	—	373,546,477	—	—	—	—
LifePath 2050 Fund	—	6,384,189	—	6,384,189	—	—	—	—

Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Small Cap Index Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31,2007 or December 31, 2008. The remaining Funds did not hold any Level 3 securities as of December 31, 2007 or December 31, 2008.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase agreements

The Funds, including the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are Non-feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2008. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2008, there were no commitments for such securities in the Tax Advantaged Bond Fund’s portfolio.

Multi-class fund structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2008
S&P 500 Index Fund	S&P 500 Index Master Portfolio	22.78%
LifePath Income Fund	LifePath Retirement Master Portfolio	53.56%
LifePath 2010 Fund	LifePath 2010 Master Portfolio	52.03%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	50.77%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	52.57%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	51.84%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	92.59%

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Trust’s management has completed a review of tax positions taken by the Funds in accordance with the criteria in the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” and has determined that no tax liability is required for unrecognized tax benefits, and no additional disclosures are needed, as of December 31, 2008. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

The Equity and Bond Fund and the LifePath Income Fund have accrued estimated tax administration expenses for a potential closing agreement with the Internal Revenue Service (“IRS”) with respect to a federal tax issue. The closing agreement proposes to resolve uncertainty surrounding distributions paid by these two Funds for tax years 2003 through 2006. Distributions among classes of these two Funds made during 2003 through 2006 might be considered to be preferential under applicable tax rules and procedures due to the calculation methodology used by SFIMC, the Funds’ accounting agent, which was changed beginning in December 2006. As of December 31, 2006 and December 31, 2007, the Trust’s management estimated the IRS may assess fees of $150,000 to the Equity and Bond Fund and $200,000 to the LifePath Income Fund as a result of entering into the closing agreement. SFIMC agreed to reimburse the Equity and Bond Fund up to $150,000 and the LifePath Income Fund up to $200,000 of these estimated fees. As of December 31, 2008, the Trust’s management estimates that the IRS may assess fees of $19,281 for the Equity and Bond Fund and $38,863 for the LifePath Income Fund pursuant to the agreement.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2008, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$235,120,121	$4,546,283	$(56,567,822)	$(52,021,539)
Small/Mid Cap Equity Fund	134,405,029	3,324,768	(38,529,389)	(35,204,621)
International Equity Fund	98,318,019	2,032,872	(27,724,693)	(25,691,821)
Small Cap Index Fund	271,916,583	22,472,989	(103,837,840)	(81,364,851)
International Index Fund	194,544,591	16,330,447	(53,435,227)	(37,104,780)
Equity and Bond Fund	189,220,964	—	(56,713,383)	(56,713,383)
Bond Fund	296,272,090	6,665,934	(12,114,857)	(5,448,923)
Tax Advantaged Bond Fund	119,116,911	2,168,932	(2,550,813)	(381,881)
Money Market Fund	235,989,019	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Notes To Financial Statements which are included in this report. The tax cost information for the LifePath Master Portfolios in the MIP Notes To Financial Statements does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Notes To Financial Statements for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

At December 31, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2011	2013	2014	2016	Total
Equity Fund	$—	$—	$—	$70,642,303	$70,642,303
Small/Mid Cap Equity Fund	—	—	—	23,162,531	23,162,531
International Equity Fund	—	—	—	7,042,943	7,042,943
S&P 500 Index Fund	—	—	—	12,289,404	12,289,404
International Index Fund	—	—	—	5,140,621	5,140,621
Equity and Bond Fund	—	—	—	289,311	289,311
Bond Fund	24,490	92,631	555,535	—	672,656
Life Path Income Fund	—	—	—	256,387	256,387
Life Path 2010 Fund	—	—	—	2,998,534	2,998,534
Life Path 2020 Fund	—	—	—	20,206,804	20,206,804
Life Path 2030 Fund	—	—	—	19,764,771	19,764,771
Life Path 2040 Fund	—	—	—	19,652,735	19,652,735

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Bond Fund utilized $245,142 of capital loss carryforwards to offset realized capital gains in 2008.

As of December 31, 2008, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$39,768	$—	$(52,021,539)	$(85,020,422)	$(137,002,193)
Small/Mid Cap Equity Fund	—	—	(35,204,621)	(31,911,551)	(67,116,172)
International Equity Fund	443,009	—	(25,689,347)	(9,698,132)	(34,944,470)
S&P 500 Index Fund	60,255	—	(96,297,360)	(13,804,638)	(110,041,743)
Small Cap Index Fund	227,296	—	(81,364,851)	(1,367,196)	(82,504,751)
International Index Fund	—	—	(37,043,136)	(7,791,382)	(44,834,518)
Equity and Bond Fund	168,064	—	(56,713,383)	(289,311)	(56,834,630)
Bond Fund	48,913	—	(5,448,923)	(672,656)	(6,072,666)
Tax Advantaged Bond Fund	—	67,092	(381,881)	—	(314,789)
Money Market Fund	7,441	—	—	—	7,441
LifePath Income Fund	720,783	—	(19,823,428)	(4,494,672)	(23,597,317)
LifePath 2010 Fund	2,394,329	—	(58,751,038)	(14,234,964)	(70,591,673)
LifePath 2020 Fund	2,905,497	—	(152,800,398)	(39,133,407)	(189,028,308)
LifePath 2030 Fund	1,535,095	—	(153,867,772)	(42,827,420)	(195,160,097)
LifePath 2040 Fund	568,194	—	(145,849,635)	(33,194,627)	(178,476,068)
LifePath 2050 Fund	—	—	(1,431,463)	(116,502)	(1,547,965)

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2008 relates to one or more of the following: forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

From November 1, 2008 through December 31, 2008, the Equity Fund incurred $14,378,119 in net realized losses, the Small/Mid Cap Equity Fund incurred $8,749,022 in net realized losses, the Small Cap Index Fund incurred $1,367,194 in net realized losses, the LifePath Income Fund incurred $4,238,285 in net realized losses, the LifePath 2010 Fund incurred $11,236,430 in net realized losses, the LifePath 2020 Fund incurred $18,926,603 in net realized losses, the LifePath 2030 Fund incurred $23,062,649 Fund in net realized losses, the LifePath 2040 Fund incurred $13,541,892 in net realized losses and the LifePath 2050 Fund incurred $116,502 in net realized losses. As permitted by tax regulations, the Funds elected to defer the losses and treat them as arising on January 1, 2009.

From November 1, 2008 through December 31, 2008, the International Equity Fund incurred $44,130 in PFIC losses and $2,611,923 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2009.

From November 1, 2008 through December 31, 2008, the S&P 500 Index Fund incurred $1,515,234 in long-term realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2009.

From November 1, 2008 through December 31, 2008, the International Index Fund incurred $34,865 in foreign exchange losses and PFIC losses and $2,615,896 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2009.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2008, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Undistributed (Accumulated) Net Investment Income (Loss)
Equity Fund	$—	$33,861	$—	$(33,861)
Small/Mid Cap Equity Fund	(652,850)	—	—	652,850
International Equity Fund	—	(706,915)	—	706,915
S&P 500 Index Fund	(112,066)	198,495	(7,050)	(79,379)
Small Cap Index Fund	—	296,682	—	(296,682)
International Index Fund	(13,013)	175,493	—	(162,480)
Equity and Bond Fund	—	(38,359)	—	38,359
LifePath Income Fund	(133,630)	477,154	—	(343,524)
LifePath 2010 Fund	(291,903)	966,805	—	(674,902)
LifePath 2020 Fund	(322,345)	1,063,899	—	(741,554)
LifePath 2030 Fund	(147,353)	498,943	—	(351,590)
LifePath 2040 Fund	(55,643)	178,719	—	(123,076)
LifePath 2050 Fund	(5,892)	343	—	5,549

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually. The tax character of distributions for all classes was as follows for the years ended December 31, 2008 and 2007, respectively:

2008	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$285,106	44,260	1,280,524	355,960	2,735,187	39,628	79,203	20,505	4,840,373
Small/Mid Cap Equity Fund	135,893	54,051	388,663	134,271	123,139	17,477	30,228	7,271	890,993
International Equity Fund	31,631	17,399	88,617	30,569	23,189	5,936	7,476	2,690	207,507
Small Cap Index Fund	106,047	1,231	514,255	6,304	250,657	3,963	11,598	7,091	901,146
Equity and Bond Fund	783,325	339,224	3,453,692	1,580,540	498,134	103,040	150,431	47,146	6,955,532
LifePath Income Fund	1,090,626	25,546	2,126,093	200,216	333,462	36,584	51,269	3,213	3,867,009
LifePath 2010 Fund	2,625,509	93,030	4,837,995	787,950	995,035	81,492	159,467	14,025	9,594,503

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2008	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$15,218	3,767	71,394	26,343	129,934	2,412	4,582	1,018	254,668
Small/Mid Cap Equity Fund	—	—	—	—	—	—	—	—	—
International Equity Fund	306,114	169,666	858,310	294,215	226,073	57,545	72,455	26,051	2,010,429
Small Cap Index Fund	1,571,315	586,671	8,824,452	3,253,974	2,547,606	203,767	243,973	79,588	17,311,346
Equity and Bond Fund	540,038	270,233	2,356,364	1,194,463	323,559	76,301	106,798	31,194	4,898,950
LifePath Income Fund	159,459	5,231	290,416	32,840	40,484	5,859	7,219	422	541,930
LifePath 2010 Fund	565,178	26,818	1,067,728	210,366	193,857	19,686	36,157	2,813	2,122,603

2008	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$300,324	48,027	1,351,918	382,303	2,865,121	42,040	83,785	21,523	5,095,041
Small/Mid Cap Equity Fund	135,893	54,051	388,663	134,271	123,139	17,477	30,228	7,271	890,993
International Equity Fund	337,745	187,065	946,927	324,784	249,262	63,481	79,931	28,741	2,217,936
Small Cap Index Fund	1,677,362	587,902	9,338,707	3,260,278	2,798,263	207,730	255,571	86,679	18,212,492
Equity and Bond Fund	1,323,363	609,457	5,810,056	2,775,003	821,693	179,341	257,229	78,340	11,854,482
LifePath Income Fund	1,250,085	30,777	2,416,509	233,056	373,946	42,443	58,488	3,635	4,408,939
LifePath 2010 Fund	3,190,687	119,848	5,905,723	998,316	1,188,892	101,178	195,624	16,838	11,717,106

2008 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$1,123,841	$934	$268,968	$1,393,743
Class B	119,553	102	28,867	148,522
Legacy Class A	2,429,567	1,960	520,887	2,952,414
Legacy Class B	906,008	763	215,774	1,122,545

Total Distributions	$4,578,969	$3,759	$1,034,496	$5,617,224

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008.

2007	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$569,649	138,955	3,584,964	1,196,997	5,370,123	81,661	216,561	51,247	11,210,157
Small/Mid Cap Equity Fund	1,304,321	670,797	5,000,220	1,743,321	1,372,247	167,828	326,793	93,082	10,678,609
Small Cap Index Fund	310,033	64,433	2,024,263	498,981	626,844	27,374	51,208	19,571	3,622,707
International Index Fund	912,411	240,159	3,403,004	906,812	1,152,990	93,179	148,941	53,802	6,911,298
Equity and Bond Fund	828,331	392,237	4,519,749	2,037,373	545,376	111,318	160,420	55,967	8,650,771
LifePath Income Fund	902,359	22,627	2,929,707	251,088	424,116	41,439	41,958	3,398	4,616,692
LifePath 2010 Fund	2,796,758	92,413	6,700,851	1,033,340	1,066,558	75,683	167,107	15,795	11,948,505
LifePath 2020 Fund	3,932,131	175,656	8,349,802	1,458,152	1,806,724	132,022	205,532	48,222	16,108,241
LifePath 2030 Fund	2,658,388	143,289	4,493,913	832,327	1,499,072	109,933	180,362	19,594	9,936,878
LifePath 2040 Fund	1,561,217	102,101	2,387,784	393,958	1,153,704	76,314	107,422	12,838	5,795,338

2007	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$653,229	206,265	4,323,881	1,646,830	5,978,499	107,416	252,805	58,140	13,227,065
Small/Mid Cap Equity Fund	1,522,507	783,035	5,836,747	2,035,076	1,601,745	195,910	381,472	108,657	12,465,149
Small Cap Index Fund	1,269,453	556,795	8,978,375	3,376,370	2,265,750	167,859	227,276	73,601	16,915,479
International Index Fund	356,307	132,736	1,382,140	440,119	424,015	41,733	59,965	20,314	2,857,329
Equity and Bond Fund	188,691	104,761	1,011,363	502,358	115,116	26,627	40,204	12,118	2,001,238
LifePath Income Fund	743,538	25,454	2,154,063	238,327	288,086	37,899	34,907	2,315	3,524,589
LifePath 2010 Fund	2,557,796	105,527	6,533,799	1,198,516	939,370	85,296	157,689	13,996	11,591,989
LifePath 2020 Fund	5,926,743	366,921	13,643,424	3,004,094	2,535,244	245,351	329,688	71,197	26,122,662
LifePath 2030 Fund	5,497,936	455,219	10,324,095	2,606,671	2,887,380	282,469	397,599	39,302	22,490,671
LifePath 2040 Fund	4,462,799	502,249	7,899,901	2,043,098	3,043,193	303,999	351,383	34,475	18,641,097

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2007	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$1,222,878	345,220	7,908,845	2,843,827	11,348,622	189,077	469,366	109,387	24,437,222
Small/Mid Cap Equity Fund	2,826,828	1,453,832	10,836,967	3,778,397	2,973,992	363,738	708,265	201,739	23,143,758
Small Cap Index Fund	1,579,486	621,228	11,002,638	3,875,351	2,892,594	195,233	278,484	93,172	20,538,186
International Index Fund	1,268,718	372,895	4,785,144	1,346,931	1,577,005	134,912	208,906	74,116	9,768,627
Equity and Bond Fund	1,017,022	496,998	5,531,112	2,539,731	660,492	137,945	200,624	68,085	10,652,009
LifePath Income Fund	1,645,897	48,081	5,083,770	489,415	712,202	79,338	76,865	5,713	8,141,281
LifePath 2010 Fund	5,354,554	197,940	13,234,650	2,231,856	2,005,928	160,979	324,796	29,791	23,540,494
LifePath 2020 Fund	9,858,874	542,577	21,993,226	4,462,246	4,341,968	377,373	535,220	119,419	42,230,903
LifePath 2030 Fund	8,156,324	598,508	14,818,008	3,438,998	4,386,452	392,402	577,961	58,896	32,427,549
LifePath 2040 Fund	6,024,016	604,350	10,287,685	2,437,056	4,196,897	380,313	458,805	47,313	24,436,435

2007 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$569,301	$778	$110,001	$680,080
Class B	118,968	136	18,535	137,639
Legacy Class A	2,465,387	2,520	339,295	2,807,202
Legacy Class B	921,913	1,049	142,368	1,065,330
Institutional	8,862	10	1,222	10,094

Total Distributions	$4,084,431	$4,493	$611,421	$4,700,345

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2007.

The International Equity Fund and the International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $(1,442,314) and $(49,325) as ordinary income for federal income tax purposes during 2008 and 2007, respectively. The International Index Fund recognized unrealized appreciation (depreciation) of $(1,558,084) and $(36,923) as ordinary income for federal income tax purposes during 2008 and 2007, respectively. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2008 was $101,041 for the International Equity Fund and $241,822 for the International Index Fund.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2008. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Participation in Temporary Money Market Guarantee Program

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Trust’s Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Money Market Fund Guarantee Program (“the Program”) for the initial coverage period of September 19, 2008, through December 18, 2008. The Treasury extended the Program from December 18, 2008, through April 30, 2009. The Board of Trustees

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

of the Trust elected to participate in this Program extension. If the U.S. Treasury decides to extend the Program beyond April 30, 2009, the Board of Trustees of the Trust will again need to consider whether the Fund should continue to participate in the Program’s extension.

Under the Program, if the Fund’s net asset value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held Fund shares on September 19, 2008, may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The Program covers the lesser of the number of shares owned by the shareholder as of September 19, 2008, or the number of shares owned by the shareholder as of the date of liquidation. The Fund pays fees to participate in the Program and any Program extension; however, SFIMC’s voluntary agreement to reimburse excess expenses incurred by the Fund remains in effect.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Small Cap Index Fund, International Index Fund, and Feeder Funds (through their investment in the Master Portfolios) may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts.

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for Barclays Global Fund Advisors’ (“Barclays”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Income Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2010 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2020 Fund	0.70%
International Index Fund	0.50%	LifePath 2030 Fund	0.70%
Equity and Bond Fund	None	LifePath 2040 Fund	0.70%
Bond Fund	0.10%	LifePath 2050 Fund	0.70%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the Underlying Funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the Underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund effective September 2, 2008; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund effective September 2, 2008; and Northern Trust Investments, N.A. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund. Up to September 2, 2008, SFIMC had engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser for the Equity Fund and the International Equity Fund.

In accordance with the overall investment objectives of each respective Fund, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust determine which securities to buy and sell for each of those Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds.

For the year ended December 31, 2008, the following fees were earned by Capital Guardian, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Capital Guardian		Bridgeway		Westwood		Rainier	Marsico		Northern Cross		Northern Trust
Equity Fund	$454,227	(a)	$149,565	(b)	$133,037	(b)	$—	$—		$—		$—
Small Mid/Cap Equity Fund	—		447,338		—		444,316	—		—		—
International Equity Fund	286,162	(a)	—		—		—	61,664	(c)	82,529	(c)	—
Small Cap Index Fund	—		—		—		—	—		—		305,130
International Index Fund	—		—		—		—	—		—		275,830

Total Sub-Advisory Fees	$740,389		$596,903		$133,037		$444,316	$61,664		$82,529		$580,960

(a)	Effective September 2, 2008, Capital Guardian ceased serving as investment sub-adviser to this Fund.

(b)	Effective September 2, 2008, Bridgeway and Westwood began serving as investment sub-advisers to this Fund.

(c)	Effective September 2, 2008, Marsico and Northern Cross began serving as investment sub-advisers to this Fund.

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

Effective January 1, 2008, distribution and service (12b-1) fees for Class B shares of the Small/Mid Cap Equity Fund, International Equity Fund and Equity and Bond Fund decreased from 0.95% of average daily net assets to 0.85% of average daily net assets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2008, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund is dependant upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$5,867,389	Money Market Fund	5,532,460
Small/Mid Cap Equity Fund	6,051,861	LifePath Income Fund	3,530,204
International Equity Fund	4,525,795	LifePath 2010 Fund	8,623,953
S&P 500 Index Fund	18,011,689	LifePath 2020 Fund	13,956,935
Small Cap Index Fund	9,918,072	LifePath 2030 Fund	9,906,619
International Index Fund	6,691,453	LifePath 2040 Fund	6,879,570
Equity and Bond Fund	8,237,659	LifePath 2050 Fund	10,924

Bond Fund	8,191,622	TOTAL	$122,408,387
Tax Advantaged Bond Fund	6,472,182

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average net assets indicated in the table below.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.00%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.10%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund	1.15%	1.85%	1.15%	1.55%	0.90%
Equity and Bond Fund	0.25%	0.85%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	—
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Income Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2010 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2050 Fund	1.30%	—	—	—	—

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Income Fund	0.10%
International Equity Fund	0.20%	LifePath 2010 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2020 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2030 Fund	0.10%
International Index Fund	0.15%	LifePath 2040 Fund	0.10%
Bond Fund	0.10%	LifePath 2050 Fund	0.10%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

Beginning in late January 2009, the daily net investment income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

The above arrangements are voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Effective May 1, 2006, Barclays contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009. Beginning on March 15, 2004 and until May 1, 2006, such waiver was voluntary.

Effective January 1, 2007, Barclays also contractually agreed to provide an offsetting credit against the investment advisory fees Barclays receives from the LifePath Master Portfolios and the S&P 500 Index Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through April 30, 2009. Also effective January 1, 2007, Barclays Global Investors (“BGI”), an affiliate of Barclays and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BGI in an amount equal to the independent expenses that are paid by these two Underlying Funds through April 30, 2009. Beginning on May 1, 2006 and until December 31, 2006, such waivers were voluntary.

Barclays and BGI may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Effective October 2, 2007, BGI began voluntarily waiving a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BGI at any time. During the period from July 3, 2008 through July 15, 2008, Barclays voluntarily waived a portion of its investment advisory fees payable by the Active Stock Master Portfolio.

New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. At this time, the Trust’s management is evaluating the implications of SFAS 161, and its impact on the Funds’ financial statements, if any, has not yet been determined.

3.	Investment transactions

For the year ended December 31, 2008, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases	Sales
Equity Fund	$372,073,068	$349,369,270
Small/Mid Cap Equity Fund	157,101,347	148,280,651
International Equity Fund	164,019,900	164,619,841
Small Cap Index Fund	51,922,554	63,210,856
International Index Fund	20,434,453	17,506,823
Equity and Bond Fund	27,850,000	29,190,000
Bond Fund	18,929,799	31,344,844
Tax Advantaged Bond Fund	51,326,091	41,363,002

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Futures and foreign currency contracts

International Equity Fund and International Index Fund had the following open forward foreign currency contracts at December 31, 2008:

International Equity Fund

Foreign amount Purchased (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
65,144	British Pound	1	01/05/2009	95,051	$1,036	$—
3,715	Canadian Dollar	1	01/05/2009	3,049	9	—
357,137	Danish Krone	1	01/06/2009	67,027	—	(619)
50,290	Euro	2	01/05/2009-01/06/2009	70,253	—	(766)
(455)	Euro	1	01/02/2009	(635)	10	—
74,296	Swedish Krona	1	01/07/2009	9,484	—	(78)
109,091	Swiss Franc	1	01/06/2009	102,241	—	(1,075)

				Total	$1,055	$(2,538)

International Index Fund
Foreign amount Purchased (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
(44,835)	Australian Dollar	1	03/18/2009	(31,044)	$—	$(1,043)
178,037	British Pound	1	03/18/2009	255,580	—	(10,420)
242,147	Euro	1	03/18/2009	335,754	15,754	—
(98,270)	Euro	1	03/18/2009	(136,259)	—	(6,259)
(1,634,204)	Hong Kong Dollar	1	03/18/2009	(210,959)	41	—
20,239,747	Japanese Yen	1	03/18/2009	223,609	609	—

				Total	$16,404	$(17,722)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2008:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	91	$4,233,742	$4,530,890	Long	March ‘09	$297,148

Total							$297,148

International Index Fund	Hang Seng Index	1	90,238	92,934	Long	January ‘09	2,696
International Index Fund	DJ Euro Stoxx 50	36	1,216,600	1,226,024	Long	March ‘09	9,424
International Index Fund	FTSE 100 Index	11	673,743	694,289	Long	March ‘09	20,546
International Index Fund	Share Price Index	3	186,849	195,878	Long	March ‘09	9,029
International Index Fund	TOPIX Index	8	725,648	760,728	Long	March ‘09	35,080

Total							$76,775

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Fund share transactions

At December 31, 2008, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2008 (Since commencement of investment operations on July 10, 2008 for the LifePath 2050 Fund):

Effective May 1, 2008, the Tax Advantaged Bond Fund no longer offered Institutional Shares.

	Class A Dollar Amounts				Class A Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,844,348	$241,851	$3,218,859	$3,867,340	1,098,471	57,609	569,238	586,842
Small/Mid Cap Equity Fund	9,778,616	89,484	3,404,961	6,463,139	1,060,641	16,266	412,395	664,512
International Equity Fund	5,030,928	163,869	2,167,321	3,027,476	477,105	25,598	229,961	272,742
S&P 500 Index Fund	25,170,674	889,543	13,366,723	12,693,494	2,688,670	137,649	1,469,383	1,356,936
Small Cap Index Fund	7,160,740	1,149,740	3,653,278	4,657,202	644,914	159,276	330,857	473,333
International Index Fund	12,469,335	396,854	6,866,437	5,999,752	1,018,096	49,757	615,971	451,882
Equity and Bond Fund	5,224,655	710,617	2,897,969	3,037,303	612,516	111,493	353,742	370,267
Bond Fund	23,255,098	1,172,856	8,245,625	16,182,329	2,234,992	113,503	801,344	1,547,151
Tax Advantaged Bond Fund	19,300,934	1,015,736	9,613,728	10,702,942	1,799,005	97,193	914,272	981,926
Money Market Fund	224,757,594	1,018,215	191,750,130	34,025,679	224,757,444	1,018,215	191,750,130	34,025,529
LifePath Income Fund	26,842,378	1,244,967	14,813,055	13,274,290	2,500,217	118,410	1,446,380	1,172,247
LifePath 2010 Fund	47,566,875	3,177,370	33,054,414	17,689,831	4,012,120	318,687	2,917,663	1,413,144
LifePath 2020 Fund	94,075,112	5,102,984	42,403,191	56,774,905	7,551,793	518,046	3,566,821	4,503,018
LifePath 2030 Fund	92,445,469	3,896,952	31,455,074	64,887,347	7,210,791	401,760	2,516,686	5,095,865
LifePath 2040 Fund	68,079,365	2,353,997	23,448,844	46,984,518	5,179,227	244,921	1,818,875	3,605,273
LifePath 2050 Fund	6,033,475	50,130	185,347	5,898,258	739,453	7,286	25,321	721,418

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$383,546	$10,893	$152,228	$242,211	62,748	2,581	26,331	38,998
Small/Mid Cap Equity Fund	698,977	8,217	143,847	563,347	77,590	1,340	17,084	61,846
International Equity Fund	406,105	13,691	126,780	293,016	38,198	2,161	12,889	27,470
S&P 500 Index Fund	1,729,469	45,145	475,295	1,299,319	185,107	6,935	52,502	139,540
Small Cap Index Fund	539,558	89,848	251,106	378,300	48,981	12,466	22,601	38,846
International Index Fund	794,807	17,761	260,412	552,156	64,848	2,212	22,700	44,360
Equity and Bond Fund	358,694	47,197	165,702	240,189	43,162	7,468	20,517	30,113
Bond Fund	873,839	46,626	233,698	686,767	83,952	4,519	22,609	65,862
Tax Advantaged Bond Fund	81,646	5,064	37,990	48,720	7,672	485	3,606	4,551
Money Market Fund	841,607	3,525	241,792	603,340	841,607	3,525	241,792	603,340
LifePath Income Fund	699,782	26,756	323,622	402,916	64,792	2,526	31,730	35,588
LifePath 2010 Fund	2,350,171	119,839	1,084,528	1,385,482	202,910	12,101	96,142	118,869
LifePath 2020 Fund	6,010,925	245,503	2,248,655	4,007,773	487,818	24,999	190,512	322,305
LifePath 2030 Fund	7,446,742	220,732	2,481,519	5,185,955	588,763	22,789	201,122	410,430
LifePath 2040 Fund	8,056,838	177,073	2,453,579	5,780,332	622,655	18,436	194,291	446,800

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,490,921	1,346,145	15,916,092	(7,079,026)	1,199,267	309,470	2,487,717	(978,980)
Small/Mid Cap Equity Fund	7,834,410	287,907	9,499,153	(1,376,836)	872,306	53,464	1,084,418	(158,648)
International Equity Fund	4,191,166	565,311	5,819,605	(1,063,128)	389,280	87,777	565,925	(88,868)
S&P 500 Index Fund	27,945,728	5,049,526	59,932,168	(26,936,914)	2,992,480	778,003	6,548,323	(2,777,840)
Small Cap Index Fund	10,633,108	7,672,036	22,345,734	(4,040,590)	964,868	1,071,567	2,032,204	4,231
International Index Fund	11,091,749	1,281,622	19,086,207	(6,712,836)	898,048	160,418	1,666,252	(607,786)
Equity and Bond Fund	6,245,312	4,942,290	16,667,670	(5,480,068)	754,095	767,171	2,018,288	(497,022)
Bond Fund	21,105,965	5,004,281	27,495,927	(1,385,681)	2,021,356	482,184	2,661,943	(158,403)
Tax Advantaged Bond Fund	4,200,457	1,305,568	5,698,766	(192,741)	391,018	124,718	541,010	(25,274)
Money Market Fund	88,547,475	1,615,014	68,129,803	22,032,686	88,547,475	1,615,014	68,129,803	22,032,686
LifePath Income Fund	11,342,668	2,326,774	27,331,031	(13,661,589)	1,025,995	216,197	2,643,456	(1,401,264)
LifePath 2010 Fund	20,440,610	5,887,968	58,818,711	(32,490,133)	1,765,410	594,124	5,223,212	(2,863,678)
LifePath 2020 Fund	35,070,665	7,940,310	74,728,492	(31,717,517)	2,865,952	810,099	6,273,703	(2,597,652)
LifePath 2030 Fund	31,222,124	4,553,313	48,524,331	(12,748,894)	2,444,885	469,911	3,877,616	(962,820)
LifePath 2040 Fund	25,990,437	2,680,919	33,298,134	(4,626,778)	1,988,951	278,662	2,576,164	(308,551)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,898,115	$382,198	$5,833,871	$(3,553,558)	305,852	88,271	920,382	(526,259)
Small/Mid Cap Equity Fund	1,725,243	98,630	2,635,666	(811,793)	204,985	18,973	318,320	(94,362)
International Equity Fund	781,643	152,572	1,365,643	(431,428)	75,537	23,863	133,787	(34,387)
S&P 500 Index Fund	6,982,323	1,313,393	27,707,959	(19,412,243)	755,502	202,062	2,991,239	(2,033,675)
Small Cap Index Fund	2,205,210	2,357,887	7,011,595	(2,448,498)	205,666	333,980	643,465	(103,819)
International Index Fund	1,830,066	259,321	3,841,747	(1,752,360)	152,072	32,335	326,449	(142,042)
Equity and Bond Fund	2,015,128	1,897,313	5,946,813	(2,034,372)	242,897	295,957	715,377	(176,523)
Bond Fund	3,537,593	1,393,736	6,064,237	(1,132,908)	339,402	134,262	585,835	(112,171)
Tax Advantaged Bond Fund	162,468	121,105	662,796	(379,223)	15,186	11,560	63,176	(36,430)
Money Market Fund	10,822,895	73,520	5,958,673	4,937,742	10,822,895	73,520	5,958,673	4,937,742
LifePath Income Fund	1,929,139	229,804	3,259,429	(1,100,486)	179,381	21,311	313,178	(112,486)
LifePath 2010 Fund	3,760,370	997,641	7,911,862	(3,153,851)	326,758	100,878	703,960	(276,324)
LifePath 2020 Fund	7,383,008	1,474,307	13,791,821	(4,934,506)	608,830	150,680	1,154,949	(395,439)
LifePath 2030 Fund	5,796,455	900,269	9,797,251	(3,100,527)	461,496	93,220	785,465	(230,749)
LifePath 2040 Fund	5,984,885	527,155	6,413,305	98,735	459,873	54,851	502,539	12,185

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$32,188,362	$429,031	$5,073,021	$27,544,372	5,298,666	101,702	824,377	4,575,991
Small/Mid Cap Equity Fund	6,300,016	110,499	4,231,987	2,178,528	691,394	19,798	483,886	227,306
International Equity Fund	2,420,609	179,548	1,763,547	836,610	236,529	27,973	168,553	95,949
S&P 500 Index Fund	11,114,755	1,166,982	17,314,262	(5,032,525)	1,200,786	179,374	1,862,857	(482,697)
Small Cap Index Fund	7,652,897	2,600,544	6,144,315	4,109,126	684,556	358,628	553,773	489,411
International Index Fund	8,610,232	589,998	7,763,156	1,437,074	702,402	73,366	659,993	115,775
Equity and Bond Fund	2,582,175	814,246	1,945,509	1,450,912	308,061	127,133	240,476	194,718
Bond Fund	10,274,249	839,917	33,006,833	(21,892,667)	986,087	81,160	3,192,312	(2,125,065)
Money Market Fund	65,376,135	559,763	52,381,551	13,554,347	65,376,135	559,763	52,381,551	13,554,347
LifePath Income Fund	3,569,064	368,722	4,099,627	(161,841)	331,756	34,404	383,585	(17,425)
LifePath 2010 Fund	9,816,396	1,188,862	7,729,047	3,276,211	848,161	119,384	672,127	295,418
LifePath 2020 Fund	15,982,550	1,857,505	15,084,011	2,756,044	1,290,609	188,900	1,268,559	210,950
LifePath 2030 Fund	18,051,233	1,652,964	14,304,318	5,399,879	1,402,296	169,864	1,127,585	444,575
LifePath 2040 Fund	23,854,567	1,488,606	12,433,210	12,909,963	1,823,018	153,844	961,456	1,015,406

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$831,274	$28,199	$382,893	$476,580	155,602	6,723	66,191	96,134
Small/Mid Cap Equity Fund	1,303,788	11,523	555,402	759,909	159,788	2,146	74,148	87,786
International Equity Fund	1,048,379	38,769	368,653	718,495	113,700	6,087	38,712	81,075
S&P 500 Index Fund	2,971,957	84,294	1,530,400	1,525,851	318,554	12,992	174,931	156,615
Small Cap Index Fund	967,424	144,841	513,413	598,852	87,626	20,076	48,587	59,115
International Index Fund	1,608,953	39,578	614,291	1,034,240	133,884	4,951	59,158	79,677
Equity and Bond Fund	561,261	115,299	298,117	378,443	68,702	18,354	38,886	48,170
Bond Fund	1,825,017	87,169	621,158	1,291,028	177,817	8,433	60,231	126,019
Money Market Fund	4,527,364	68,111	2,550,742	2,044,733	4,527,364	68,111	2,550,742	2,044,733
LifePath Income Fund	587,522	40,078	553,399	74,201	54,788	3,792	53,700	4,880
LifePath 2010 Fund	1,707,664	101,178	1,100,081	708,761	147,994	10,220	94,224	63,990
LifePath 2020 Fund	5,557,531	219,584	2,339,128	3,437,987	465,950	22,407	197,965	290,392
LifePath 2030 Fund	5,485,210	174,601	2,406,825	3,252,986	442,988	18,076	192,327	268,737
LifePath 2040 Fund	5,650,081	126,751	2,752,068	3,024,764	434,352	13,217	224,992	222,577
LifePath 2050 Fund	1,043,229	355	1,516	1,042,068	106,130	52	219	105,963

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$996,242	$69,298	$1,148,775	$(83,235)	174,843	16,499	182,360	8,982
Small/Mid Cap Equity Fund	1,400,404	24,253	808,942	615,715	173,243	4,475	95,324	82,394
International Equity Fund	1,103,080	55,219	903,732	254,567	108,205	8,642	86,184	30,663
S&P 500 Index Fund	2,341,750	137,542	1,654,470	824,822	255,682	21,259	171,083	105,858
Small Cap Index Fund	907,749	190,949	930,344	168,354	82,801	26,411	79,643	29,569
International Index Fund	1,509,238	63,539	1,110,666	462,111	133,266	7,943	88,550	52,659
Equity and Bond Fund	466,803	191,435	355,383	302,855	58,317	30,367	43,100	45,584
Bond Fund	1,544,618	107,215	1,084,386	567,447	149,168	10,358	103,642	55,884
Money Market Fund	8,489,569	187,128	4,502,183	4,174,514	8,489,569	187,128	4,502,183	4,174,514
LifePath Income Fund	1,345,427	55,892	765,631	635,688	121,821	5,190	72,145	54,866
LifePath 2010 Fund	3,043,750	195,171	1,889,534	1,349,387	255,345	19,655	164,363	110,637
LifePath 2020 Fund	4,332,674	257,382	2,132,675	2,457,381	343,953	26,210	170,781	199,382
LifePath 2030 Fund	5,497,985	234,479	2,482,162	3,250,302	424,806	24,198	197,301	251,703
LifePath 2040 Fund	4,744,799	168,465	1,884,138	3,029,126	374,698	17,512	141,566	250,644
LifePath 2050 Fund	1,000,000	—	—	1,000,000	100,000	—	—	100,000

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$96,827	$4,842	$71,444	$30,225	15,201	1,140	12,384	3,957
Small/Mid Cap Equity Fund	87,607	1,334	26,590	62,351	10,499	242	2,712	8,029
International Equity Fund	76,093	4,030	26,046	54,077	8,112	627	2,645	6,094
S&P 500 Index Fund	332,177	12,933	187,638	157,472	33,872	1,985	20,015	15,842
Small Cap Index Fund	127,192	19,503	65,192	81,503	11,457	2,674	5,518	8,613
International Index Fund	108,219	6,152	74,296	40,075	9,014	756	6,175	3,595
Equity and Bond Fund	32,457	9,808	16,223	26,042	3,916	1,551	1,979	3,488
Bond Fund	60,322	14,669	90,353	(15,362)	5,770	1,413	8,832	(1,649)
Money Market Fund	490,371	9,802	264,476	235,697	490,371	9,802	264,476	235,697
LifePath Income Fund	32,623	768	1,437	31,954	2,850	72	125	2,797
LifePath 2010 Fund	68,555	13,727	47,739	34,543	5,748	1,381	4,110	3,019
LifePath 2020 Fund	511,947	55,476	363,142	204,281	41,343	5,654	27,877	19,120
LifePath 2030 Fund	631,015	32,480	137,458	526,037	51,447	3,343	10,334	44,456
LifePath 2040 Fund	451,685	19,594	48,109	423,170	34,998	2,033	3,657	33,374

Year ended December 31, 2007:

	Class A Dollar Amounts				Class A Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,405,996	$900,114	$1,119,213	$9,186,897	1,054,710	118,263	126,476	1,046,497
Small/Mid Cap Equity Fund	11,167,172	1,449,083	1,043,284	11,572,971	904,842	132,217	84,105	952,954
International Equity Fund	5,362,920	507,702	517,434	5,353,188	401,309	39,418	38,402	402,325
S&P 500 Index Fund	31,602,841	689,445	3,877,411	28,414,875	2,812,025	61,559	287,110	2,586,474
Small Cap Index Fund	11,552,729	963,876	1,879,420	10,637,185	791,837	73,240	129,366	735,711
International Index Fund	19,087,762	851,049	2,464,806	17,474,005	1,283,300	57,617	164,421	1,176,496
Equity and Bond Fund	7,379,713	479,105	1,376,576	6,482,242	723,009	50,508	139,507	634,010
Bond Fund	13,058,795	539,380	3,264,664	10,333,511	1,264,301	52,042	315,322	1,001,021
Tax Advantaged Bond Fund	20,291,993	408,949	5,917,837	14,783,105	1,878,565	37,883	547,461	1,368,987
Money Market Fund	121,066,549	1,090,552	103,583,593	18,573,508	121,066,549	1,090,552	103,583,593	18,573,508
LifePath Income Fund	29,170,523	1,631,654	5,711,899	25,090,278	2,482,694	140,945	486,576	2,137,063
LifePath 2010 Fund	78,063,238	5,315,550	9,462,994	73,915,794	6,006,900	426,250	723,141	5,710,009
LifePath 2020 Fund	143,793,926	9,779,730	14,653,175	138,920,481	9,972,911	716,460	1,014,858	9,674,513
LifePath 2030 Fund	126,140,025	8,131,707	12,310,544	121,961,188	8,187,126	561,188	797,819	7,950,495
LifePath 2040 Fund	101,832,179	5,986,843	12,412,450	95,406,572	6,215,273	391,801	751,964	5,855,110

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$534,962	$56,555	$61,340	$530,177	60,753	7,445	7,110	61,088
Small/Mid Cap Equity Fund	535,612	80,352	48,033	567,931	44,478	7,433	3,993	47,918
International Equity Fund	330,909	35,592	31,442	335,059	24,981	2,763	2,385	25,359
S&P 500 Index Fund	2,052,039	29,663	460,440	1,621,262	184,058	2,644	25,688	161,014
Small Cap Index Fund	848,698	73,495	152,301	769,892	58,204	5,592	10,543	53,253
International Index Fund	1,154,667	46,367	152,509	1,048,525	78,297	3,139	10,218	71,218
Equity and Bond Fund	512,017	26,920	105,990	432,947	50,352	2,850	10,403	42,799
Bond Fund	559,007	23,248	67,310	514,945	54,103	2,245	6,521	49,827
Tax Advantaged Bond Fund	71,524	2,651	6,608	67,567	6,622	246	613	6,255
Money Market Fund	72,330	2,258	33,108	41,480	72,330	2,258	33,108	41,480
LifePath Income Fund	770,415	39,258	70,663	739,010	65,344	3,377	5,998	62,723
LifePath 2010 Fund	2,906,074	188,198	335,540	2,758,732	225,378	15,190	25,942	214,626
LifePath 2020 Fund	7,633,585	532,506	821,696	7,344,395	532,832	39,159	57,145	514,846
LifePath 2030 Fund	9,560,208	588,113	1,187,274	8,961,047	623,260	40,704	77,146	586,818
LifePath 2040 Fund	10,085,735	594,801	994,948	9,685,588	618,071	39,030	60,882	596,219

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$11,087,793	$7,876,370	$16,884,901	$2,079,262	1,206,386	1,002,079	1,833,085	375,380
Small/Mid Cap Equity Fund	11,583,376	7,839,839	9,071,806	10,351,409	969,555	727,933	760,687	936,801
International Equity Fund	5,684,085	2,712,616	4,955,272	3,441,429	421,550	209,305	366,961	263,894
S&P 500 Index Fund	35,091,094	5,918,420	60,786,629	(19,777,115)	3,128,601	527,958	4,998,310	(1,341,751)
Small Cap Index Fund	15,844,825	9,089,080	27,774,476	(2,840,571)	1,093,576	697,543	1,911,543	(120,424)
International Index Fund	18,203,536	3,783,525	17,599,817	4,387,244	1,229,047	256,531	1,181,289	304,289
Equity and Bond Fund	8,164,814	4,763,705	13,435,089	(506,570)	798,112	497,506	1,311,873	(16,255)
Bond Fund	10,210,537	4,883,844	19,950,856	(4,856,475)	986,671	471,299	1,928,876	(470,906)
Tax Advantaged Bond Fund	2,928,379	1,253,193	5,637,472	(1,455,900)	271,560	116,201	522,522	(134,761)
Money Market Fund	43,323,186	3,351,091	47,597,224	(922,947)	43,323,186	3,351,091	47,597,224	(922,947)
LifePath Income Fund	8,009,569	4,996,118	25,222,121	(12,216,434)	670,502	423,991	2,117,103	(1,022,610)
LifePath 2010 Fund	27,152,616	13,205,624	40,731,358	(373,118)	2,103,908	1,065,827	3,152,987	16,748
LifePath 2020 Fund	50,753,022	21,856,712	57,085,088	15,524,646	3,548,331	1,611,834	3,991,553	1,168,612
LifePath 2030 Fund	42,999,868	14,777,243	36,082,097	21,695,014	2,804,011	1,022,667	2,352,410	1,474,268
LifePath 2040 Fund	43,309,340	10,245,728	29,661,840	23,893,228	2,654,501	670,969	1,815,088	1,510,382

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,068,150	$2,797,300	$5,549,434	$316,016	336,149	358,173	606,652	87,670
Small/Mid Cap Equity Fund	2,699,654	2,719,599	2,740,588	2,678,665	232,187	261,500	237,754	255,933
International Equity Fund	1,293,122	706,084	1,174,681	824,525	96,871	54,650	88,317	63,204
S&P 500 Index Fund	9,878,006	1,553,647	19,295,301	(7,863,648)	885,690	138,593	1,567,754	(543,471)
Small Cap Index Fund	3,821,083	2,853,022	6,656,107	17,998	267,780	221,852	466,651	22,981
International Index Fund	3,436,070	893,147	3,595,010	734,207	232,878	60,509	243,248	50,139
Equity and Bond Fund	3,073,783	1,779,975	5,005,550	(151,792)	300,504	186,170	488,463	(1,789)
Bond Fund	2,473,129	1,403,160	5,611,231	(1,734,942)	238,917	135,388	542,675	(168,370)
Tax Advantaged Bond Fund	177,616	122,260	640,593	(340,717)	16,407	11,335	59,313	(31,571)
Money Market Fund	2,767,681	92,688	1,932,261	928,108	2,767,681	92,688	1,932,261	928,108
LifePath Income Fund	852,620	482,808	2,019,617	(684,189)	71,785	40,953	169,513	(56,775)
LifePath 2010 Fund	4,012,145	2,227,790	5,942,691	297,244	313,018	180,388	462,431	30,975
LifePath 2020 Fund	10,364,180	4,451,881	9,554,439	5,261,622	727,711	328,794	670,940	385,565
LifePath 2030 Fund	9,526,066	3,434,450	7,715,633	5,244,883	626,420	238,669	504,617	360,472
LifePath 2040 Fund	9,105,654	2,432,368	6,022,591	5,515,431	560,904	159,709	370,963	349,650

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,244,842	$1,870,325	$5,335,989	$1,779,178	584,966	245,433	601,077	229,322
Small/Mid Cap Equity Fund	8,516,518	2,560,008	2,700,738	8,375,788	688,178	232,306	219,576	700,908
International Equity Fund	3,680,460	801,550	1,937,183	2,544,827	274,034	62,184	146,846	189,372
S&P 500 Index Fund	14,249,246	1,251,804	10,573,499	4,927,551	1,267,214	111,382	858,747	519,849
Small Cap Index Fund	9,371,680	2,664,668	9,048,886	2,987,462	640,317	202,170	617,122	225,365
International Index Fund	12,860,129	1,391,711	6,770,757	7,481,083	864,992	94,045	456,590	502,447
Equity and Bond Fund	2,517,951	653,749	1,833,957	1,337,743	247,090	68,627	180,520	135,197
Bond Fund	12,605,970	621,293	5,896,429	7,330,834	1,221,064	60,023	569,357	711,730
Tax Advantaged Bond Fund	56,839	4,978	33,196	28,621	5,260	461	3,076	2,645
Money Market Fund	26,685,278	766,375	21,008,227	6,443,426	26,685,278	766,375	21,008,227	6,443,426
LifePath Income Fund	4,177,606	690,474	1,762,033	3,106,047	348,589	58,591	148,162	259,018
LifePath 2010 Fund	11,293,474	1,982,347	6,412,292	6,863,529	870,163	158,970	492,386	536,747
LifePath 2020 Fund	26,519,906	4,311,909	9,700,354	21,131,461	1,841,128	315,879	673,766	1,483,241
LifePath 2030 Fund	30,343,937	4,358,333	9,406,647	25,295,623	1,965,651	300,162	613,946	1,651,867
LifePath 2040 Fund	34,181,990	4,169,620	8,931,101	29,420,509	2,080,845	271,815	546,103	1,806,557

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$931,588	$106,650	$574,591	$463,647	104,546	14,032	66,074	52,504
Small/Mid Cap Equity Fund	1,177,183	186,392	680,727	682,848	98,598	17,371	56,642	59,327
International Equity Fund	1,080,257	103,336	472,953	710,640	80,932	8,023	35,014	53,941
S&P 500 Index Fund	3,200,479	63,333	2,731,481	532,331	284,170	5,650	237,030	52,790
Small Cap Index Fund	1,482,663	124,361	1,280,470	326,554	101,933	9,472	87,714	23,691
International Index Fund	1,751,172	80,921	956,729	875,364	117,850	5,482	65,838	57,494
Equity and Bond Fund	1,048,066	81,914	507,682	622,298	103,472	8,715	51,180	61,007
Bond Fund	852,653	62,475	562,136	352,992	82,464	6,033	54,321	34,176
Money Market Fund	5,312,950	136,762	5,673,148	(223,436)	5,312,950	136,762	5,673,148	(223,436)
LifePath Income Fund	807,532	74,392	449,871	432,053	68,630	6,413	38,407	36,636
LifePath 2010 Fund	1,521,400	155,684	1,467,126	209,958	118,264	12,575	113,737	17,102
LifePath 2020 Fund	5,097,304	371,563	2,693,880	2,774,987	355,451	27,341	187,789	195,003
LifePath 2030 Fund	6,216,696	386,493	2,573,769	4,029,420	405,910	26,802	168,214	264,498
LifePath 2040 Fund	6,554,268	374,360	3,118,511	3,810,117	403,400	24,596	192,915	235,081

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$3,532,162	$382,469	$274,711	$3,639,920	394,242	50,391	30,420	414,213
Small/Mid Cap Equity Fund	3,832,765	530,919	293,393	4,070,291	305,641	49,068	24,018	330,691
International Equity Fund	2,546,088	227,835	271,295	2,502,628	185,890	17,676	20,066	183,500
S&P 500 Index Fund	4,172,560	136,182	815,792	3,492,950	368,297	12,181	62,436	318,042
Small Cap Index Fund	1,728,243	203,820	390,483	1,541,580	117,808	15,500	26,693	106,615
International Index Fund	2,958,910	150,727	393,321	2,716,316	193,189	10,205	26,020	177,374
Equity and Bond Fund	2,985,953	142,403	383,525	2,744,831	291,341	15,264	39,276	267,329
Bond Fund	1,217,633	72,990	364,444	926,179	118,660	7,048	35,109	90,599
Money Market Fund	24,969,334	205,682	20,672,958	4,502,058	24,969,334	205,682	20,672,958	4,502,058
LifePath Income Fund	1,031,323	71,601	278,001	824,923	86,667	6,069	23,242	69,494
LifePath 2010 Fund	4,764,061	319,017	1,055,709	4,027,369	364,674	25,686	80,866	309,494
LifePath 2020 Fund	6,796,261	529,086	1,316,174	6,009,173	471,187	38,903	90,325	419,765
LifePath 2030 Fund	8,501,973	571,777	1,576,755	7,496,995	550,570	39,542	103,123	486,989
LifePath 2040 Fund	5,684,471	452,593	1,160,624	4,976,440	346,288	29,620	70,612	305,296

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2007	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$128,830	$21,330	$67,244	$82,916	14,533	2,802	7,533	9,802
Small/Mid Cap Equity Fund	65,746	24,392	15,458	74,680	5,411	2,226	1,292	6,345
International Equity Fund	80,144	13,442	35,448	58,138	6,001	1,041	2,489	4,553
S&P 500 Index Fund	187,453	10,947	89,449	108,951	16,505	974	5,852	11,627
Small Cap Index Fund	152,191	16,037	48,949	119,279	10,412	1,216	3,313	8,315
International Index Fund	225,865	13,180	53,590	185,455	15,248	890	3,448	12,690
Equity and Bond Fund	67,297	6,906	11,195	63,008	6,829	735	1,123	6,441
Bond Fund	114,692	11,157	4,497	121,352	11,053	1,077	435	11,695
Money Market Fund	1,118,006	21,625	940,092	199,539	1,118,006	21,625	940,092	199,539
LifePath Income Fund	—	75	—	75	—	7	—	7
LifePath 2010 Fund	283,819	23,818	140,373	167,264	21,977	1,915	10,931	12,961
LifePath 2020 Fund	443,062	113,082	92,400	463,744	30,902	8,321	6,388	32,835
LifePath 2030 Fund	327,204	52,522	203,292	176,434	21,437	3,624	13,293	11,768
LifePath 2040 Fund	653,385	40,783	148,673	545,495	39,425	2,662	8,812	33,275

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if the performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$7.53	$0.11	$(3.24)	$(3.13)	$(0.11)	$(0.01)	$(0.12)
Year ended 12/31/2007	8.76	0.15	(0.70)	(0.55)	(0.16)	(0.52)	(0.68)
Period ended 12/31/2006 (e)	8.44	0.07	0.76	0.83	(0.13)	(0.38)	(0.51)
Class B Shares
Year ended 12/31/2008	7.53	0.07	(3.22)	(3.15)	(0.07)	(0.01)	(0.08)
Year ended 12/31/2007	8.77	0.09	(0.72)	(0.63)	(0.09)	(0.52)	(0.61)
Period ended 12/31/2006 (e)	8.44	0.03	0.77	0.80	(0.09)	(0.38)	(0.47)
Legacy Class A Shares
Year ended 12/31/2008	7.78	0.12	(3.35)	(3.23)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	9.03	0.15	(0.73)	(0.58)	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	8.21	0.11	1.20	1.31	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.54	0.09	0.50	0.59	(0.09)	(0.83)	(0.92)
Year ended 12/31/2004	8.00	0.09	0.53	0.62	(0.08)	—	(0.08)
Legacy Class B Shares
Year ended 12/31/2008	7.73	0.09	(3.32)	(3.23)	(0.08)	(0.01)	(0.09)
Year ended 12/31/2007	8.97	0.12	(0.73)	(0.61)	(0.11)	(0.52)	(0.63)
Year ended 12/31/2006	8.16	0.07	1.19	1.26	(0.07)	(0.38)	(0.45)
Year ended 12/31/2005	8.49	0.06	0.50	0.56	(0.06)	(0.83)	(0.89)
Year ended 12/31/2004	7.96	0.06	0.52	0.58	(0.05)	—	(0.05)
Institutional Shares
Year ended 12/31/2008	7.54	0.13	(3.24)	(3.11)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	8.78	0.17	(0.72)	(0.55)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.13	1.16	1.29	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.34	0.12	0.49	0.61	(0.12)	(0.83)	(0.95)
Year ended 12/31/2004	7.81	0.13	0.52	0.65	(0.12)	—	(0.12)
Class R-1 Shares
Year ended 12/31/2008	7.52	0.09	(3.22)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.75	0.12	(0.71)	(0.59)	(0.12)	(0.52)	(0.64)
Year ended 12/31/2006	7.98	0.08	1.16	1.24	(0.09)	(0.38)	(0.47)
Year ended 12/31/2005	8.33	0.06	0.49	0.55	(0.07)	(0.83)	(0.90)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-2 Shares
Year ended 12/31/2008	7.51	0.10	(3.23)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.76	0.14	(0.71)	(0.57)	(0.16)	(0.52)	(0.68)
Year ended 12/31/2006	7.99	0.10	1.16	1.26	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.33	0.08	0.50	0.58	(0.09)	(0.83)	(0.92)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2008	7.54	0.12	(3.24)	(3.12)	(0.12)	(0.01)	(0.13)
Year ended 12/31/2007	8.77	0.17	(0.71)	(0.54)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.12	1.16	1.28	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.33	0.10	0.51	0.61	(0.11)	(0.83)	(0.94)
Period ended 12/31/2004 (f)	7.75	0.05	0.64	0.69	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B Shares. All other classes do not have a sales charge.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d)	Net investment income (loss) (c)	Expenses (c) (d)	Net investment income (loss) (c)	Portfolio turnover rate

$4.28	(41.52)%	$10.8	1.19%	1.82%	1.19%	1.82%	143%
7.53	(6.38)	14.7	1.17	1.72	1.17	1.72	46
8.76	9.90	7.9	1.17	1.27	1.17	1.27	42

4.30	(41.84)	2.6	1.89	1.13	1.89	1.13	143
7.53	(7.27)	4.3	1.87	0.99	1.87	0.99	46
8.77	9.47	4.5	1.87	0.57	1.87	0.57	42

4.43	(41.54)	52.9	1.19	1.83	1.19	1.83	143
7.78	(6.57)	100.4	1.17	1.68	1.17	1.68	46
9.03	15.99	113.1	1.17	1.26	1.17	1.26	42
8.21	6.76	99.1	1.20	1.05	1.21	1.04	90
8.54	7.80	95.7	1.18	1.11	1.18	1.11	2

4.41	(41.77)	19.3	1.59	1.44	1.59	1.44	143
7.73	(6.91)	37.8	1.57	1.28	1.57	1.28	46
8.97	15.47	43.1	1.57	0.86	1.57	0.86	42
8.16	6.42	45.9	1.60	0.65	1.61	0.64	90
8.49	7.32	43.0	1.58	0.71	1.58	0.71	2

4.29	(41.28)	91.2	0.94	2.06	0.94	2.06	143
7.54	(6.36)	126.0	0.92	1.93	0.92	1.93	46
8.78	16.20	144.6	0.92	1.51	0.92	1.51	42
8.00	7.15	128.4	0.88	1.38	0.89	1.37	90
8.34	8.34	114.4	0.68	1.62	0.68	1.62	2

4.28	(41.63)	1.7	1.51	1.50	1.51	1.50	143
7.52	(6.84)	2.3	1.49	1.38	1.49	1.38	46
8.75	15.57	2.3	1.49	0.94	1.49	0.94	42
7.98	6.49	1.6	1.52	0.74	1.54	0.72	90
8.33	8.76	1.1	1.51	1.33	1.51	1.33	2

4.27	(41.62)	3.3	1.31	1.70	1.31	1.70	143
7.51	(6.66)	5.7	1.29	1.61	1.29	1.61	46
8.76	15.78	3.0	1.29	1.15	1.29	1.15	42
7.99	6.79	2.0	1.32	0.95	1.34	0.93	90
8.33	8.82	1.1	1.31	1.53	1.31	1.53	2

4.29	(41.36)	0.7	1.01	2.00	1.01	2.00	143
7.54	(6.32)	1.2	0.99	1.87	0.99	1.87	46
8.77	16.01	1.3	0.99	1.44	0.99	1.44	42
8.00	7.16	1.1	1.02	1.23	1.03	1.22	90
8.33	8.94	1.1	1.01	1.84	1.01	1.84	2

(c)	Determined on an annualized basis for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$10.92	$(0.03)	$(5.00)	$(5.03)	$—	$(0.05)	$(0.05)
Year ended 12/31/2007	10.80	(0.06)	1.74	1.68	—	(1.56)	(1.56)
Period ended 12/31/2006 (f)	11.35	(0.04)	0.42	0.38	—	(0.93)	(0.93)
Class B Shares
Year ended 12/31/2008	10.77	(0.09)	(4.90)	(4.99)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.75	(0.14)	1.72	1.58	—	(1.56)	(1.56)
Period ended 12/31/2006 (f)	11.35	(0.09)	0.42	0.33	—	(0.93)	(0.93)
Legacy Class A Shares
Year ended 12/31/2008	10.72	(0.03)	(4.90)	(4.93)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.06)	1.70	1.64	—	(1.56)	(1.56)
Year ended 12/31/2006	10.12	(0.06)	1.51	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.45	(0.04)	0.21	0.17	—	(0.50)	(0.50)
Year ended 12/31/2004	9.84	(0.04)	0.65	0.61	—	—	—
Legacy Class B Shares
Year ended 12/31/2008	10.36	(0.07)	(4.72)	(4.79)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.36	(0.10)	1.66	1.56	—	(1.56)	(1.56)
Year ended 12/31/2006	9.91	(0.10)	1.48	1.38	—	(0.93)	(0.93)
Year ended 12/31/2005	10.29	(0.08)	0.20	0.12	—	(0.50)	(0.50)
Year ended 12/31/2004	9.73	(0.08)	0.64	0.56	—	—	—
Institutional Shares
Year ended 12/31/2008	10.97	(0.01)	(5.02)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.83	(0.03)	1.73	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.25	(0.03)	1.54	1.51	—	(0.93)	(0.93)
Year ended 12/31/2005	10.55	(0.01)	0.21	0.20	—	(0.50)	(0.50)
Year ended 12/31/2004	9.90	0.01	0.64	0.65	—	—	—
Class R-1 Shares
Year ended 12/31/2008	10.69	(0.06)	(4.88)	(4.94)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.10)	1.71	1.61	—	(1.56)	(1.56)
Year ended 12/31/2006	10.15	(0.10)	1.52	1.42	—	(0.93)	(0.93)
Year ended 12/31/2005	10.52	(0.07)	0.20	0.13	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	(0.02)	1.75	1.73	—	—	—
Class R-2 Shares
Year ended 12/31/2008	10.77	(0.04)	(4.92)	(4.96)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.70	(0.07)	1.70	1.63	—	(1.56)	(1.56)
Year ended 12/31/2006	10.18	(0.07)	1.52	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.53	(0.05)	0.20	0.15	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	(0.01)	1.75	1.74	—	—	—
Class R-3 Shares
Year ended 12/31/2008	10.92	(0.02)	(4.99)	(5.01)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.78	(0.04)	1.74	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.23	(0.04)	1.52	1.48	—	(0.93)	(0.93)
Year ended 12/31/2005	10.54	(0.02)	0.21	0.19	—	(0.50)	(0.50)
Period ended 12/31/2004 (g)	8.79	—	1.75	1.75	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)	Net investment income (loss) (e)	Expenses (d) (e)	Net investment income (loss) (e)	Portfolio turnover rate

$5.84	(46.01)%	$15.4	1.40%	(0.35)%	1.45%	(0.40)%	99%
10.92	15.49	21.5	1.40	(0.47)	1.44	(0.51)	98
10.80	3.43	10.9	1.40	(0.54)	1.45	(0.59)	155

5.73	(46.28)	5.7	2.00	(0.96)	2.04	(1.00)	99
10.77	14.63	10.1	2.10	(1.18)	2.14	(1.22)	98
10.75	2.99	9.6	2.10	(1.24)	2.15	(1.29)	155

5.74	(45.94)	43.2	1.40	(0.37)	1.45	(0.42)	99
10.72	15.33	82.5	1.40	(0.48)	1.44	(0.52)	98
10.64	14.43	71.8	1.40	(0.57)	1.45	(0.62)	155
10.12	1.57	65.1	1.40	(0.39)	1.51	(0.50)	61
10.45	6.20	64.2	1.40	(0.40)	1.44	(0.44)	37

5.52	(46.18)	14.3	1.80	(0.77)	1.85	(0.82)	99
10.36	14.99	27.8	1.80	(0.88)	1.84	(0.92)	98
10.36	14.03	25.2	1.80	(0.99)	1.84	(1.03)	155
9.91	1.10	41.2	1.80	(0.80)	1.91	(0.91)	61
10.29	5.76	41.4	1.80	(0.80)	1.84	(0.84)	37

5.89	(45.80)	14.0	1.15	(0.11)	1.20	(0.16)	99
10.97	15.62	23.6	1.15	(0.22)	1.19	(0.26)	98
10.83	14.84	15.7	1.15	(0.32)	1.20	(0.37)	155
10.25	1.83	13.5	1.07	(0.07)	1.18	(0.18)	61
10.55	6.57	11.8	0.90	0.11	0.95	0.06	37

5.70	(46.16)	1.9	1.72	(0.68)	1.77	(0.73)	99
10.69	15.07	2.7	1.72	(0.81)	1.76	(0.85)	98
10.64	14.09	2.1	1.72	(0.89)	1.77	(0.94)	155
10.15	1.17	1.6	1.72	(0.71)	1.83	(0.82)	61
10.52	19.68	1.2	1.72	(0.47)	1.80	(0.55)	37

5.76	(46.00)	3.4	1.52	(0.48)	1.57	(0.53)	99
10.77	15.16	5.4	1.52	(0.58)	1.56	(0.62)	98
10.70	14.35	1.9	1.52	(0.69)	1.56	(0.73)	155
10.18	1.36	1.4	1.52	(0.51)	1.63	(0.62)	61
10.53	19.80	1.2	1.52	(0.28)	1.60	(0.36)	37

5.86	(45.83)	0.8	1.22	(0.18)	1.27	(0.23)	99
10.92	15.71	1.4	1.22	(0.30)	1.26	(0.34)	98
10.78	14.56	1.4	1.22	(0.40)	1.27	(0.45)	155
10.23	1.74	1.3	1.22	(0.22)	1.33	(0.33)	61
10.54	19.91	1.2	1.22	0.02	1.30	(0.06)	37

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$12.80	$0.16	$(6.18)	$(6.02)	$—	$(0.21)	$(0.21)
Year ended 12/31/2007	12.44	0.09	1.28	1.37	(0.15)	(0.86)	(1.01)
Period ended 12/31/2006 (f)	11.86	0.09	0.72	0.81	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2008	12.80	0.10	(6.16)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	—	1.27	1.27	(0.05)	(0.86)	(0.91)
Period ended 12/31/2006 (f)	11.86	0.03	0.72	0.75	(0.17)	—	(0.17)
Legacy Class A Shares
Year ended 12/31/2008	12.88	0.16	(6.22)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.51	0.10	1.27	1.37	(0.14)	(0.86)	(1.00)
Year ended 12/31/2006	10.74	0.12	1.86	1.98	(0.21)	—	(0.21)
Year ended 12/31/2005	9.36	0.07	1.45	1.52	(0.14)	—	(0.14)
Year ended 12/31/2004	8.39	0.04	1.00	1.04	(0.07)	—	(0.07)
Legacy Class B Shares
Year ended 12/31/2008	12.83	0.12	(6.18)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.04	1.27	1.31	(0.09)	(0.86)	(0.95)
Year ended 12/31/2006	10.68	0.06	1.85	1.91	(0.12)	—	(0.12)
Year ended 12/31/2005	9.31	0.04	1.44	1.48	(0.11)	—	(0.11)
Year ended 12/31/2004	8.35	0.01	0.98	0.99	(0.03)	—	(0.03)
Institutional Shares
Year ended 12/31/2008	12.81	0.19	(6.20)	(6.01)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.45	0.13	1.27	1.40	(0.18)	(0.86)	(1.04)
Year ended 12/31/2006	10.68	0.15	1.85	2.00	(0.23)	—	(0.23)
Year ended 12/31/2005	9.31	0.10	1.44	1.54	(0.17)	—	(0.17)
Year ended 12/31/2004	8.35	0.08	0.99	1.07	(0.11)	—	(0.11)
Class R-1 Shares
Year ended 12/31/2008	12.80	0.13	(6.17)	(6.04)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.05	1.28	1.33	(0.11)	(0.86)	(0.97)
Year ended 12/31/2006	10.68	0.08	1.85	1.93	(0.17)	—	(0.17)
Year ended 12/31/2005	9.32	0.04	1.44	1.48	(0.12)	—	(0.12)
Period ended 12/31/2004 (h)	8.32	(0.02)	1.11	1.09	(0.09)	—	(0.09)
Class R-2 Shares
Year ended 12/31/2008	12.81	0.15	(6.18)	(6.03)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.06	1.29	1.35	(0.15)	(0.86)	(1.01)
Year ended 12/31/2006	10.71	0.10	1.86	1.96	(0.20)	—	(0.20)
Year ended 12/31/2005	9.32	0.06	1.46	1.52	(0.13)	—	(0.13)
Period ended 12/31/2004 (h)	8.32	(0.01)	1.10	1.09	(0.09)	—	(0.09)
Class R-3 Shares
Year ended 12/31/2008	12.82	0.18	(6.20)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.46	0.12	1.27	1.39	(0.17)	(0.86)	(1.03)
Year ended 12/31/2006	10.70	0.14	1.85	1.99	(0.23)	—	(0.23)
Year ended 12/31/2005	9.32	0.09	1.45	1.54	(0.16)	—	(0.16)
Period ended 12/31/2004 (h)	8.32	—	1.10	1.10	(0.10)	—	(0.10)

(a)	Net investment income represents less than $0.01 per share for Class B shares in 2007 and Class R-3 shares in 2004.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)	Net investment income (loss) (e)	Expenses (d) (e)	Net investment income (loss) (e)	Portfolio turnover rate

$6.57	(47.02)%	$11.0	1.50%	1.58%	1.67%	1.41%	154%
12.80	10.80	17.9	1.50	0.69	1.60	0.59	52
12.44	6.79(g)	12.4	1.50	1.08	1.64	0.94	30
	.
6.53	(47.34)	6.0	2.10	0.98	2.27	0.81	154
12.80	10.00	11.3	2.20	0.03	2.30	(0.07)	52
12.44	6.30(g)	10.7	2.20	0.43	2.34	0.29	30

6.61	(47.04)	31.0	1.50	1.59	1.67	1.42	154
12.88	10.66	61.6	1.50	0.73	1.60	0.63	52
12.51	18.38(g)	56.5	1.50	1.00	1.62	0.88	30
10.74	16.27	44.7	1.50	0.78	1.73	0.55	27
9.36	12.34	34.4	1.50	0.48	1.68	0.30	22

6.56	(47.27)	10.5	1.90	1.18	2.07	1.01	154
12.83	10.36	21.0	1.90	0.33	2.00	0.23	52
12.47	17.92(g)	19.6	1.90	0.53	2.02	0.41	30
10.68	15.84	34.3	1.90	0.40	2.13	0.17	27
9.31	11.89	28.9	1.90	0.06	2.08	(0.12)	22

6.59	(46.91)	8.2	1.25	1.83	1.42	1.66	154
12.81	10.91	14.7	1.25	0.96	1.35	0.86	52
12.45	18.76(g)	11.9	1.25	1.26	1.37	1.14	30
10.68	16.57	9.3	1.17	1.09	1.41	0.85	27
9.31	12.78	6.3	1.00	0.96	1.18	0.78	22

6.55	(47.18)	2.1	1.82	1.26	2.00	1.08	154
12.80	10.43	3.0	1.82	0.38	1.92	0.28	52
12.44	18.11(g)	2.3	1.82	0.68	1.95	0.55	30
10.68	15.86	1.6	1.82	0.42	2.05	0.19	27
9.32	13.06	1.2	1.82	(0.70)	2.04	(0.92)	22

6.57	(47.06)	2.6	1.62	1.48	1.79	1.31	154
12.81	10.59	4.7	1.62	0.49	1.73	0.38	52
12.47	18.28(g)	2.2	1.62	0.84	1.75	0.71	30
10.71	16.34	1.5	1.62	0.67	1.85	0.44	27
9.32	13.12	1.1	1.62	(0.49)	1.84	(0.71)	22

6.59	(46.99)	0.9	1.32	1.76	1.49	1.59	154
12.82	10.99	1.7	1.32	0.91	1.42	0.81	52
12.46	18.56(g)	1.6	1.32	1.18	1.44	1.06	30
10.70	16.51	1.3	1.32	0.97	1.55	0.74	27
9.32	13.22	1.1	1.32	(0.19)	1.54	(0.41)	22

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	Based upon net asset value of $12.44, $12.44, $12.51, $12.47, $12.45, $12.44, $12.47 and $12.46 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.46, $12.46, $12.54, $12.49, $12.48, $12.46, $12.49 and $12.48, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.96%, 6.48%, 18.67%, 18.11%, 19.04%, 18.30%, 18.47% and 18.75%, respectively.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$11.08	$0.15	$(4.32)	$(4.17)	$(0.16)	$(0.01)	$(0.17)
Year ended 12/31/2007	10.77	0.15	0.35	0.50	(0.15)	(0.04)	(0.19)
Period ended 12/31/2006 (h)	9.96	0.09	0.86	0.95	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2008	11.10	0.09	(4.31)	(4.22)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	10.77	0.06	0.38	0.44	(0.07)	(0.04)	(0.11)
Period ended 12/31/2006 (h)	9.96	0.04	0.86	0.90	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2008	11.09	0.15	(4.31)	(4.16)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.76	0.14	0.37	0.51	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.12	1.30	1.42	(0.12)	—	(0.12)
Year ended 12/31/2005	9.18	0.10	0.28	0.38	(0.10)	—	(0.10)
Year ended 12/31/2004	8.43	0.11	0.74	0.85	(0.10)	—	(0.10)
Legacy Class B Shares
Year ended 12/31/2008	11.09	0.11	(4.31)	(4.20)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	10.75	0.10	0.37	0.47	(0.09)	(0.04)	(0.13)
Year ended 12/31/2006	9.46	0.08	1.28	1.36	(0.07)	—	(0.07)
Year ended 12/31/2005	9.18	0.06	0.28	0.34	(0.06)	—	(0.06)
Year ended 12/31/2004	8.43	0.08	0.74	0.82	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2008	11.12	0.17	(4.34)	(4.17)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.17	0.37	0.54	(0.17)	(0.04)	(0.21)
Year ended 12/31/2006	9.49	0.15	1.29	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.21	0.13	0.28	0.41	(0.13)	—	(0.13)
Year ended 12/31/2004	8.45	0.16	0.74	0.90	(0.14)	—	(0.14)
Class R-1 Shares
Year ended 12/31/2008	11.09	0.12	(4.32)	(4.20)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	10.76	0.11	0.36	0.47	(0.10)	(0.04)	(0.14)
Year ended 12/31/2006	9.47	0.09	1.30	1.39	(0.10)	—	(0.10)
Year ended 12/31/2005	9.20	0.07	0.27	0.34	(0.07)	—	(0.07)
Period ended 12/31/2004 (j)	8.62	0.04	0.66	0.70	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2008	11.06	0.14	(4.31)	(4.17)	(0.15)	(0.01)	(0.16)
Year ended 12/31/2007	10.75	0.13	0.36	0.49	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.11	1.29	1.40	(0.11)	—	(0.11)
Year ended 12/31/2005	9.20	0.09	0.28	0.37	(0.11)	—	(0.11)
Period ended 12/31/2004 (j)	8.62	0.05	0.65	0.70	(0.12)	—	(0.12)
Class R-3 Shares
Year ended 12/31/2008	11.12	0.17	(4.33)	(4.16)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.16	0.37	0.53	(0.16)	(0.04)	(0.20)
Year ended 12/31/2006	9.49	0.14	1.30	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.20	0.12	0.28	0.40	(0.11)	—	(0.11)
Period ended 12/31/2004 (j)	8.62	0.06	0.65	0.71	(0.13)	—	(0.13)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios reflect Barclays' expense credit for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense credit, were 0.05% and 2.32%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$6.74	(37.51)%	$40.4	0.79%	1.63%	0.79%	1.63%	8%
11.08	4.69	51.4	0.78	1.30	0.78	1.30	7
10.77	9.57	22.1	0.78	1.30	0.78	1.30	14

6.77	(37.96)	9.6	1.49	0.93	1.49	0.93	8
11.10	4.09	14.2	1.48	0.58	1.48	0.58	7
10.77	9.03	12.0	1.48	0.59	1.48	0.59	14

6.76	(37.46)	208.0	0.79	1.61	0.79	1.61	8
11.09	4.73	372.3	0.78	1.27	0.78	1.27	7
10.76	14.97	375.6	0.78	1.21	0.78	1.21	14
9.46	4.08	339.8	0.80	1.10	0.82	1.08	10(i)
9.18	10.06	291.4	0.80	1.29	0.80	1.29	14

6.77	(37.78)	72.5	1.19	1.20	1.19	1.20	8
11.09	4.41	141.3	1.18	0.87	1.18	0.87	7
10.75	14.42	142.9	1.18	0.80	1.18	0.80	14
9.46	3.69	139.0	1.20	0.70	1.22	0.68	10(i)
9.18	9.67	124.1	1.20	0.87	1.20	0.87	14

6.76	(37.39)	41.9	0.54	1.86	0.54	1.86	8
11.12	4.99	74.2	0.53	1.52	0.53	1.52	7
10.79	15.21	66.4	0.53	1.46	0.53	1.46	14
9.49	4.38	53.0	0.48	1.42	0.50	1.40	10(i)
9.21	10.59	40.4	0.30	1.79	0.30	1.79	14

6.75	(37.76)	4.8	1.11	1.32	1.11	1.32	8
11.09	4.40	6.2	1.10	0.95	1.10	0.95	7
10.76	14.64	5.4	1.10	0.90	1.10	0.90	14
9.47	3.73	3.3	1.12	0.79	1.15	0.76	10(i)
9.20	8.12	1.6	1.12	1.65	1.12	1.65	14

6.73	(37.60)	6.5	0.91	1.51	0.91	1.51	8
11.06	4.58	9.6	0.90	1.17	0.90	1.17	7
10.75	14.82	5.9	0.90	1.11	0.90	1.11	14
9.46	3.95	3.5	0.92	1.02	0.95	0.99	10(i)
9.20	8.11	1.1	0.92	1.93	0.92	1.93	14

6.77	(37.35)	1.3	0.61	1.81	0.61	1.81	8
11.12	4.92	1.9	0.60	1.45	0.60	1.45	7
10.79	15.14	1.7	0.60	1.39	0.60	1.39	14
9.49	4.35	1.3	0.62	1.28	0.65	1.25	10(i)
9.20	8.20	1.1	0.62	2.24	0.62	2.24	14

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	The ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The net amounts and ratios do not reflect Barclays' expense credit for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding Barclays' expense credit, were 0.05% and 2.32%, respectively, for the year ended December 31, 2008

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	The portfolio turnover rate previously reported as 14% has been revised to reflect the correct portfolio turnover rate of the Master Portfolio.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$13.04	$0.06	$(4.62)	$(4.56)	$(0.05)	$(0.75)	$(0.80)
Year ended 12/31/2007	14.32	0.10	(0.46)	(0.36)	(0.10)	(0.82)	(0.92)
Period ended 12/31/2006 (h)	15.06	0.05	0.43	0.48	(0.06)	(1.16)	(1.22)
Class B Shares
Year ended 12/31/2008	13.01	(0.02)	(4.58)	(4.60)	—	(0.75)	(0.75)
Year ended 12/31/2007	14.29	(0.01)	(0.45)	(0.46)	—	(0.82)	(0.82)
Period ended 12/31/2006 (h)	15.06	(0.03)	0.42	0.39	—	(1.16)	(1.16)
Legacy Class A Shares
Year ended 12/31/2008	12.91	0.06	(4.57)	(4.51)	(0.04)	(0.75)	(0.79)
Year ended 12/31/2007	14.17	0.09	(0.45)	(0.36)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.11	0.05	2.20	2.25	(0.03)	(1.16)	(1.19)
Year ended 12/31/2005	13.31	0.05	0.43	0.48	(0.01)	(0.67)	(0.68)
Year ended 12/31/2004	11.69	0.05	1.99	2.04	(0.03)	(0.39)	(0.42)
Legacy Class B Shares
Year ended 12/31/2008	12.74	0.02	(4.50)	(4.48)	—	(0.75)	(0.75)
Year ended 12/31/2007	13.99	0.03	(0.44)	(0.41)	(0.02)	(0.82)	(0.84)
Year ended 12/31/2006	12.99	(0.01)	2.17	2.16	—	(1.16)	(1.16)
Year ended 12/31/2005	13.23	—	0.43	0.43	—	(0.67)	(0.67)
Year ended 12/31/2004	11.65	—	1.97	1.97	—	(0.39)	(0.39)
Institutional Shares
Year ended 12/31/2008	13.06	0.09	(4.63)	(4.54)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.13	(0.46)	(0.33)	(0.12)	(0.82)	(0.94)
Year ended 12/31/2006	13.25	0.09	2.22	2.31	(0.07)	(1.16)	(1.23)
Year ended 12/31/2005	13.44	0.10	0.43	0.53	(0.05)	(0.67)	(0.72)
Year ended 12/31/2004	11.80	0.11	2.00	2.11	(0.08)	(0.39)	(0.47)
Class R-1 Shares
Year ended 12/31/2008	13.00	0.03	(4.60)	(4.57)	(0.01)	(0.75)	(0.76)
Year ended 12/31/2007	14.26	0.05	(0.45)	(0.40)	(0.04)	(0.82)	(0.86)
Year ended 12/31/2006	13.21	0.01	2.20	2.21	—	(1.16)	(1.16)
Year ended 12/31/2005	13.44	0.01	0.43	0.44	—	(0.67)	(0.67)
Period ended 12/31/2004 (i)	12.13	0.02	1.73	1.75	(0.05)	(0.39)	(0.44)
Class R-2 Shares
Year ended 12/31/2008	13.03	0.05	(4.62)	(4.57)	(0.03)	(0.75)	(0.78)
Year ended 12/31/2007	14.31	0.08	(0.46)	(0.38)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.24	0.04	2.21	2.25	(0.02)	(1.16)	(1.18)
Year ended 12/31/2005	13.44	0.04	0.44	0.48	(0.01)	(0.67)	(0.68)
Period ended 12/31/2004 (i)	12.13	0.03	1.73	1.76	(0.06)	(0.39)	(0.45)
Class R-3 Shares
Year ended 12/31/2008	13.06	0.08	(4.61)	(4.53)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.12	(0.46)	(0.34)	(0.11)	(0.82)	(0.93)
Year ended 12/31/2006	13.25	0.08	2.22	2.30	(0.06)	(1.16)	(1.22)
Year ended 12/31/2005	13.44	0.08	0.43	0.51	(0.03)	(0.67)	(0.70)
Period ended 12/31/2004 (i)	12.13	0.04	1.73	1.77	(0.07)	(0.39)	(0.46)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Legacy B shares represent less than $0.01 per share in 2004 and 2005.

(c)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	Determined on an annualized basis for periods that are less than a full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (c) (e) (f)	Net investment income (loss) (c) (e)	Expenses (c) (e) (f)	Net investment income (loss) (c) (e)	Portfolio turnover rate (g)

$7.68	(34.60)%	$17.5	0.95%	0.57%	1.00%	0.52%	20%
13.04	(2.58)	23.5	0.95	0.68	0.99	0.64	18
14.32	3.15	15.3	0.95	0.46	0.98	0.43	27

7.66	(35.00)	6.1	1.65	(0.14)	1.70	(0.19)	20
13.01	(3.24)	9.9	1.65	(0.05)	1.68	(0.08)	18
14.29	2.55	10.1	1.65	(0.27)	1.68	(0.30)	27

7.61	(34.53)	97.8	0.95	0.55	1.00	0.50	20
12.91	(2.56)	165.8	0.95	0.64	0.98	0.61	18
14.17	17.10	183.7	0.95	0.35	0.97	0.33	27
13.11	3.55	157.2	0.95	0.41	1.01	0.35	3
13.31	17.40	134.2	0.95	0.41	0.97	0.39	20

7.51	(34.79)	35.2	1.35	0.15	1.40	0.10	20
12.74	(2.93)	61.0	1.35	0.25	1.38	0.22	18
13.99	16.58	66.7	1.35	(0.06)	1.37	(0.08)	27
12.99	3.18	75.2	1.35	0.00	1.41	(0.06)	3
13.23	16.90	69.6	1.35	0.00	1.37	(0.02)	20

7.70	(34.35)	28.9	0.70	0.81	0.75	0.76	20
13.06	(2.34)	42.7	0.70	0.90	0.73	0.87	18
14.33	17.36	43.6	0.70	0.61	0.72	0.59	27
13.25	3.89	31.2	0.63	0.73	0.69	0.67	3
13.44	17.84	23.7	0.45	0.92	0.47	0.90	20

7.67	(34.77)	2.3	1.27	0.24	1.32	0.19	20
13.00	(2.87)	3.1	1.27	0.33	1.30	0.30	18
14.26	16.69	3.0	1.27	0.05	1.29	0.03	27
13.21	3.20	2.0	1.27	0.09	1.33	0.03	3
13.44	14.42	1.3	1.27	0.57	1.31	0.53	20

7.68	(34.67)	2.7	1.07	0.44	1.12	0.39	20
13.03	(2.67)	4.2	1.07	0.55	1.11	0.51	18
14.31	16.96	3.1	1.07	0.25	1.09	0.23	27
13.24	3.46	1.6	1.07	0.29	1.13	0.23	3
13.44	14.46	1.1	1.07	0.74	1.11	0.70	20

7.71	(34.33)	0.8	0.77	0.74	0.82	0.69	20
13.06	(2.40)	1.3	0.77	0.83	0.80	0.80	18
14.33	17.27	1.3	0.77	0.54	0.79	0.52	27
13.25	3.75	1.1	0.77	0.58	0.83	0.52	3
13.44	14.55	1.1	0.77	1.04	0.81	1.00	20

(f)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(g)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$14.67	$0.29	$(6.51)	$(6.22)	$(0.20)	$—	$(0.20)
Year ended 12/31/2007	13.84	0.25	1.12	1.37	(0.34)	(0.20)	(0.54)
Period ended 12/31/2006 (g)	13.04	0.13	1.11	1.24	(0.30)	(0.14)	(0.44)
Class B Shares
Year ended 12/31/2008	14.67	0.21	(6.50)	(6.29)	(0.12)	—	(0.12)
Year ended 12/31/2007	13.84	0.15	1.10	1.25	(0.22)	(0.20)	(0.42)
Period ended 12/31/2006 (g)	13.04	0.08	1.09	1.17	(0.23)	(0.14)	(0.37)
Legacy Class A Shares
Year ended 12/31/2008	14.65	0.30	(6.54)	(6.24)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.81	0.26	1.10	1.36	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.42	0.22	2.59	2.81	(0.28)	(0.14)	(0.42)
Year ended 12/31/2005	10.30	0.16	1.15	1.31	(0.19)	—	(0.19)
Year ended 12/31/2004	8.74	0.12	1.55	1.67	(0.11)	—	(0.11)
Legacy Class B Shares
Year ended 12/31/2008	14.66	0.25	(6.52)	(6.27)	(0.14)	—	(0.14)
Year ended 12/31/2007	13.82	0.20	1.10	1.30	(0.26)	(0.20)	(0.46)
Year ended 12/31/2006	11.42	0.17	2.58	2.75	(0.21)	(0.14)	(0.35)
Year ended 12/31/2005	10.29	0.12	1.15	1.27	(0.14)	—	(0.14)
Year ended 12/31/2004	8.74	0.09	1.54	1.63	(0.08)	—	(0.08)
Institutional Shares
Year ended 12/31/2008	14.70	0.33	(6.57)	(6.24)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.85	0.30	1.11	1.41	(0.36)	(0.20)	(0.56)
Year ended 12/31/2006	11.46	0.25	2.59	2.84	(0.31)	(0.14)	(0.45)
Year ended 12/31/2005	10.33	0.20	1.15	1.35	(0.22)	—	(0.22)
Year ended 12/31/2004	8.75	0.17	1.56	1.73	(0.15)	—	(0.15)
Class R-1 Shares
Year ended 12/31/2008	14.67	0.26	(6.53)	(6.27)	(0.16)	—	(0.16)
Year ended 12/31/2007	13.84	0.20	1.12	1.32	(0.29)	(0.20)	(0.49)
Year ended 12/31/2006	11.45	0.17	2.61	2.78	(0.25)	(0.14)	(0.39)
Year ended 12/31/2005	10.32	0.13	1.15	1.28	(0.15)	—	(0.15)
Period ended 12/31/2004 (i)	9.07	0.01	1.37	1.38	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2008	14.67	0.28	(6.53)	(6.25)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.85	0.22	1.12	1.34	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.45	0.21	2.60	2.81	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	10.32	0.15	1.16	1.31	(0.18)	—	(0.18)
Period ended 12/31/2004 (i)	9.07	0.01	1.38	1.39	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2008	14.71	0.32	(6.55)	(6.23)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.86	0.28	1.12	1.40	(0.35)	(0.20)	(0.55)
Year ended 12/31/2006	11.45	0.24	2.61	2.85	(0.30)	(0.14)	(0.44)
Year ended 12/31/2005	10.32	0.19	1.14	1.33	(0.20)	—	(0.20)
Period ended 12/31/2004 (i)	9.07	0.02	1.37	1.39	(0.14)	—	(0.14)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	Determined on an annualized basis for periods that are less than a full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Portfolio turnover rate (f)

$ 8.25	(42.38)%	$23.6	1.15%	2.49%	1.28%	2.36%	8%
14.67	9.63	35.4	1.15	1.69	1.28	1.56	2
13.84	9.49(h)	17.1	1.15	1.49	1.31	1.33	8

8.26	(42.89)	7.6	1.85	1.79	1.98	1.66	8
14.67	8.82	12.9	1.85	1.04	1.98	0.91	2
13.84	8.96(h)	11.2	1.85	0.96	2.00	0.81	8

8.22	(42.55)	72.2	1.15	2.51	1.28	2.38	8
14.65	9.61	137.5	1.15	1.74	1.28	1.61	2
13.81	24.51(h)	125.4	1.15	1.73	1.31	1.57	8
11.42	12.67	90.9	1.15	1.54	1.28	1.41	1
10.30	19.15	60.0	1.15	1.36	1.21	1.30	39

8.25	(42.72)	23.3	1.55	2.10	1.68	1.97	8
14.66	9.17	43.5	1.55	1.34	1.67	1.22	2
13.82	24.00(h)	40.3	1.55	1.35	1.71	1.19	8
11.42	12.36	47.5	1.55	1.17	1.68	1.04	1
10.29	18.60	38.6	1.55	0.98	1.61	0.92	39

8.24	(42.38)	24.9	0.90	2.75	1.03	2.62	8
14.70	9.93	42.7	0.90	1.99	1.03	1.86	2
13.85	24.72(h)	33.2	0.90	1.95	1.06	1.79	8
11.46	13.02	19.1	0.83	1.86	0.96	1.73	1
10.33	19.81	11.8	0.65	1.86	0.71	1.80	39

8.24	(42.69)	3.0	1.47	2.17	1.60	2.04	8
14.67	9.28	4.1	1.47	1.37	1.60	1.24	2
13.84	24.19(h)	3.1	1.47	1.37	1.63	1.21	8
11.45	12.44	1.9	1.47	1.23	1.60	1.10	1
10.32	15.24	1.3	1.47	0.28	1.56	0.19	39

8.23	(42.59)	3.8	1.27	2.36	1.40	2.23	8
14.67	9.55	6.0	1.27	1.50	1.40	1.37	2
13.85	24.45(h)	3.2	1.27	1.61	1.43	1.45	8
11.45	12.66	1.8	1.27	1.41	1.40	1.28	1
10.32	15.27	1.1	1.27	0.47	1.36	0.38	39

8.26	(42.34)	1.1	0.97	2.68	1.10	2.55	8
14.71	9.86	2.0	0.97	1.91	1.10	1.78	2
13.86	24.81(h)	1.7	0.97	1.91	1.13	1.75	8
11.45	12.88	1.3	0.97	1.75	1.10	1.62	1
10.32	15.37	1.1	0.97	0.77	1.05	0.69	39

(f)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Based upon net asset value of $13.84, $13.84, $13.81, $13.82, $13.85, $13.84, $13.85 and $13.86 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.87, $13.87, $13.84, $13.85, $13.88, $13.87, $13.87 and $13.89, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 9.72%, 9.19%, 24.78%, 24.27%, 24.99%, 24.45%, 24.63% and 25.08%, respectively.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$9.33	$0.26	$(2.64)	$(2.38)	$(0.26)	(0.36)	$(0.62)
Year ended 12/31/2007	10.00	0.30	(0.43)	(0.13)	(0.28)	(0.26)	(0.54)
Period ended 12/31/2006 (f)	9.99	0.21	0.60	0.81	(0.25)	(0.55)	(0.80)
Class B Shares
Year ended 12/31/2008	9.33	0.21	(2.63)	(2.42)	(0.21)	(0.36)	(0.57)
Year ended 12/31/2007	10.00	0.21	(0.41)	(0.20)	(0.21)	(0.26)	(0.47)
Period ended 12/31/2006 (f)	9.99	0.15	0.61	0.76	(0.20)	(0.55)	(0.75)
Legacy Class A Shares
Year ended 12/31/2008	9.39	0.25	(2.65)	(2.40)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	10.05	0.28	(0.40)	(0.12)	(0.28)	(0.26)	(0.54)
Year ended 12/31/2006	9.76	0.24	0.84	1.08	(0.24)	(0.55)	(0.79)
Year ended 12/31/2005	9.52	0.21	0.17	0.38	(0.14)	—	(0.14)
Year ended 12/31/2004	9.14	0.20	0.37	0.57	(0.19)	—	(0.19)
Legacy Class B Shares
Year ended 12/31/2008	9.40	0.22	(2.65)	(2.43)	(0.22)	(0.36)	(0.58)
Year ended 12/31/2007	10.06	0.24	(0.40)	(0.16)	(0.24)	(0.26)	(0.50)
Year ended 12/31/2006	9.77	0.19	0.84	1.03	(0.19)	(0.55)	(0.74)
Year ended 12/31/2005	9.53	0.17	0.19	0.36	(0.12)	—	(0.12)
Year ended 12/31/2004	9.15	0.16	0.38	0.54	(0.16)	—	(0.16)
Institutional Shares
Year ended 12/31/2008	9.33	0.28	(2.64)	(2.36)	(0.28)	(0.36)	(0.64)
Year ended 12/31/2007	10.00	0.31	(0.41)	(0.10)	(0.31)	(0.26)	(0.57)
Year ended 12/31/2006	9.71	0.27	0.83	1.10	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.47	0.25	0.15	0.40	(0.16)	—	(0.16)
Year ended 12/31/2004	9.10	0.25	0.36	0.61	(0.24)	—	(0.24)
Class R-1 Shares
Year ended 12/31/2008	9.22	0.23	(2.61)	(2.38)	(0.23)	(0.36)	(0.59)
Year ended 12/31/2007	9.89	0.25	(0.41)	(0.16)	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	9.62	0.22	0.81	1.03	(0.21)	(0.55)	(0.76)
Year ended 12/31/2005	9.40	0.19	0.17	0.36	(0.14)	—	(0.14)
Period ended 12/31/2004 (g)	9.13	0.13	0.35	0.48	(0.21)	—	(0.21)
Class R-2 Shares
Year ended 12/31/2008	9.24	0.24	(2.61)	(2.37)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	9.90	0.33	(0.46)	(0.13)	(0.27)	(0.26)	(0.53)
Year ended 12/31/2006	9.63	0.23	0.82	1.05	(0.23)	(0.55)	(0.78)
Year ended 12/31/2005	9.40	0.20	0.17	0.37	(0.14)	—	(0.14)
Period ended 12/31/2004 (g)	9.13	0.14	0.35	0.49	(0.22)	—	(0.22)
Class R-3 Shares
Year ended 12/31/2008	9.25	0.27	(2.62)	(2.35)	(0.27)	(0.36)	(0.63)
Year ended 12/31/2007	9.91	0.30	(0.40)	(0.10)	(0.30)	(0.26)	(0.56)
Year ended 12/31/2006	9.64	0.26	0.82	1.08	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.40	0.22	0.17	0.39	(0.15)	—	(0.15)
Period ended 12/31/2004 (g)	9.13	0.15	0.35	0.50	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(c)	Determined on an annualized basis for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the decreased voluntary expense reduction threshold (where applicable) and decreased shareholder services fees effective May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d) (e)	Net investment income (loss) (c)	Expenses (c) (d) (e)	Net investment income (loss) (c)	Portfolio turnover rate

$6.33	(25.61)%	$14.4	0.25%	3.12%	0.34%	3.03%	16%
9.33	(1.35)	17.8	0.25	2.97	0.34	2.88	1
10.00	8.10	12.7	0.25	3.00	0.44	2.81	1

6.34	(25.99)	6.9	0.84	2.50	0.94	2.40	16
9.33	(2.06)	9.9	0.95	2.04	1.04	1.95	1
10.00	7.59	10.2	0.95	2.13	1.13	1.95	1

6.38	(25.57)	64.8	0.25	2.99	0.34	2.90	16
9.39	(1.27)	100.1	0.25	2.70	0.34	2.61	1
10.05	11.05	107.3	0.25	2.33	0.41	2.17	1
9.76	4.70	108.9	0.33	2.18	0.47	2.04	1
9.52	6.28	99.4	0.50	2.16	0.59	2.07	1

6.39	(25.87)	32.4	0.65	2.62	0.74	2.53	16
9.40	(1.66)	49.4	0.65	2.30	0.74	2.21	1
10.06	10.56	52.9	0.65	1.91	0.81	1.75	1
9.77	4.28	60.4	0.73	1.77	0.87	1.63	1
9.53	5.89	56.6	0.90	1.76	0.99	1.67	1

6.33	(25.40)	9.0	0.00	3.34	0.09	3.25	16
9.33	(1.12)	11.4	0.00	3.01	0.09	2.92	1
10.00	11.38	10.9	0.00	2.66	0.17	2.49	1
9.71	5.14	9.0	0.00	2.59	0.14	2.45	1
9.47	6.77	6.8	0.00	2.75	0.09	2.66	1

6.25	(25.86)	2.0	0.57	2.78	0.66	2.69	16
9.22	(1.67)	2.6	0.57	2.48	0.66	2.39	1
9.89	10.71	2.1	0.57	2.19	0.74	2.02	1
9.62	4.36	1.5	0.64	1.97	0.78	1.83	1
9.40	5.28	1.1	0.82	3.77	0.92	3.67	1

6.26	(25.75)	2.9	0.37	2.99	0.46	2.90	16
9.24	(1.37)	3.8	0.37	3.29	0.45	3.21	1
9.90	10.90	1.4	0.37	2.32	0.54	2.15	1
9.63	4.56	1.1	0.45	2.07	0.59	1.93	1
9.40	5.33	1.0	0.62	3.82	0.72	3.72	1

6.27	(25.46)	0.8	0.07	3.28	0.16	3.19	16
9.25	(1.10)	1.1	0.07	2.95	0.16	2.86	1
9.91	11.19	1.2	0.07	2.57	0.23	2.41	1
9.64	4.96	1.1	0.15	2.36	0.29	2.22	1
9.40	5.43	1.0	0.32	4.13	0.42	4.03	1

(e)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$10.52	$0.47	$(0.23)	$0.24	$(0.47)	$—	$(0.47)
Year ended 12/31/2007	10.32	0.45	0.20	0.65	(0.45)	—	(0.45)
Period ended 12/31/2006 (d)	10.11	0.30	0.21	0.51	(0.30)	—	(0.30)
Class B Shares
Year ended 12/31/2008	10.51	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2007	10.32	0.41	0.19	0.60	(0.41)	—	(0.41)
Period ended 12/31/2006 (d)	10.11	0.27	0.21	0.48	(0.27)	—	(0.27)
Legacy Class A Shares
Year ended 12/31/2008	10.53	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.33	0.45	0.20	0.65	(0.45)	—	(0.45)
Year ended 12/31/2006	10.39	0.43	(0.06)	0.37	(0.43)	—	(0.43)
Year ended 12/31/2005	10.66	0.41	(0.27)	0.14	(0.41)	—	(0.41)
Year ended 12/31/2004	10.66	0.40	—	0.40	(0.40)	—	(0.40)
Legacy Class B Shares
Year ended 12/31/2008	10.53	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.34	0.41	0.19	0.60	(0.41)	—	(0.41)
Year ended 12/31/2006	10.39	0.39	(0.05)	0.34	(0.39)	—	(0.39)
Year ended 12/31/2005	10.66	0.37	(0.27)	0.10	(0.37)	—	(0.37)
Year ended 12/31/2004	10.66	0.36	—	0.36	(0.36)	—	(0.36)
Institutional Shares
Year ended 12/31/2008	10.51	0.49	(0.22)	0.27	(0.49)	—	(0.49)
Year ended 12/31/2007	10.32	0.48	0.19	0.67	(0.48)	—	(0.48)
Year ended 12/31/2006	10.38	0.46	(0.06)	0.40	(0.46)	—	(0.46)
Year ended 12/31/2005	10.64	0.44	(0.26)	0.18	(0.44)	—	(0.44)
Year ended 12/31/2004	10.65	0.46	(0.01)	0.45	(0.46)	—	(0.46)
Class R-1 Shares
Year ended 12/31/2008	10.52	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.32	0.42	0.20	0.62	(0.42)	—	(0.42)
Year ended 12/31/2006	10.38	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Year ended 12/31/2005	10.64	0.38	(0.26)	0.12	(0.38)	—	(0.38)
Period ended 12/31/2004 (e)	10.61	0.13	0.03	0.16	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2008	10.51	0.45	(0.23)	0.22	(0.45)	—	(0.45)
Year ended 12/31/2007	10.32	0.44	0.19	0.63	(0.44)	—	(0.44)
Year ended 12/31/2006	10.37	0.42	(0.05)	0.37	(0.42)	—	(0.42)
Year ended 12/31/2005	10.65	0.40	(0.28)	0.12	(0.40)	—	(0.40)
Period ended 12/31/2004 (e)	10.61	0.14	0.04	0.18	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2008	10.52	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year ended 12/31/2007	10.33	0.47	0.19	0.66	(0.47)	—	(0.47)
Year ended 12/31/2006	10.38	0.45	(0.05)	0.40	(0.45)	—	(0.45)
Year ended 12/31/2005	10.65	0.43	(0.27)	0.16	(0.43)	—	(0.43)
Period ended 12/31/2004 (e)	10.61	0.15	0.04	0.19	(0.15)	—	(0.15)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(b)	Determined on an annualized basis for periods that are less than a full year.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b) (c)	Net investment income (loss) (b)	Expenses (b) (c)	Net investment income (loss) (b)	Portfolio turnover rate

$10.29	2.30%	$38.5	0.70%	4.49%	0.70%	4.49%	6%
10.52	6.50	23.1	0.70	4.40	0.70	4.40	16
10.32	5.06	12.3	0.69	4.25	0.69	4.25	16

10.28	1.89	6.6	1.10	4.09	1.10	4.09	6
10.51	5.98	6.0	1.10	3.99	1.10	3.99	16
10.32	4.78	5.4	1.09	3.84	1.09	3.84	16

10.30	2.30	114.0	0.70	4.48	0.70	4.48	6
10.53	6.50	118.2	0.70	4.39	0.70	4.39	16
10.33	3.68	120.9	0.69	4.20	0.69	4.20	16
10.39	1.32	138.0	0.70	3.89	0.73	3.86	11
10.66	3.86	121.1	0.68	3.79	0.68	3.79	12

10.30	1.90	50.7	1.10	4.08	1.10	4.08	6
10.53	5.97	53.0	1.10	3.99	1.10	3.99	16
10.34	3.37	53.8	1.09	3.80	1.09	3.80	16
10.39	0.93	55.8	1.10	3.49	1.13	3.46	11
10.66	3.45	54.5	1.08	3.39	1.08	3.39	12

10.29	2.66	74.8	0.45	4.72	0.45	4.72	6
10.51	6.66	98.8	0.45	4.64	0.45	4.64	16
10.32	3.94	89.7	0.44	4.46	0.44	4.46	16
10.38	1.76	81.4	0.37	4.22	0.40	4.19	11
10.64	4.29	72.9	0.18	4.29	0.18	4.29	12

10.29	1.98	3.9	1.02	4.18	1.02	4.18	6
10.52	6.16	2.6	1.02	4.08	1.02	4.08	16
10.32	3.35	2.2	1.01	3.89	1.01	3.89	16
10.38	1.12	1.7	1.02	3.58	1.05	3.55	11
10.64	1.53	1.2	1.00	3.48	1.00	3.48	12

10.28	2.18	3.7	0.82	4.37	0.82	4.37	6
10.51	6.27	3.2	0.82	4.28	0.82	4.28	16
10.32	3.66	2.3	0.81	4.09	0.81	4.09	16
10.37	1.12	1.6	0.82	3.78	0.85	3.75	11
10.65	1.70	1.0	0.80	3.68	0.80	3.68	12

10.29	2.49	1.3	0.52	4.66	0.52	4.66	6
10.52	6.59	1.3	0.52	4.57	0.52	4.57	16
10.33	3.97	1.2	0.51	4.39	0.51	4.39	16
10.38	1.51	1.1	0.52	4.08	0.55	4.05	11
10.65	1.81	1.0	0.50	3.98	0.50	3.98	12

(d)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006. (e) For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$10.83	$0.42	$(0.23)	$0.19	$(0.42)	$(0.09)	$(0.51)
Year ended 12/31/2007	10.89	0.43	(0.01)	0.42	(0.43)	(0.05)	(0.48)
Period ended 12/31/2006 (c)	10.79	0.29	0.11	0.40	(0.29)	(0.01)	(0.30)
Class B Shares
Year ended 12/31/2008	10.82	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.89	0.38	(0.02)	0.36	(0.38)	(0.05)	(0.43)
Period ended 12/31/2006 (c)	10.79	0.26	0.11	0.37	(0.26)	(0.01)	(0.27)
Legacy Class A Shares
Year ended 12/31/2008	10.81	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.87	0.42	(0.01)	0.41	(0.42)	(0.05)	(0.47)
Year ended 12/31/2006	10.96	0.43	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year ended 12/31/2005	11.13	0.43	(0.17)	0.26	(0.43)	—	(0.43)
Year ended 12/31/2004	11.15	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Legacy Class B Shares
Year ended 12/31/2008	10.81	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.87	0.38	(0.01)	0.37	(0.38)	(0.05)	(0.43)
Year ended 12/31/2006	10.96	0.39	(0.08)	0.31	(0.39)	(0.01)	(0.40)
Year ended 12/31/2005	11.13	0.38	(0.17)	0.21	(0.38)	—	(0.38)
Year ended 12/31/2004	11.15	0.38	(0.02)	0.36	(0.38)	—	(0.38)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(b)	Determined on an annualized basis for periods that are less than a full year.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate

$10.51	1.88%	$30.7	0.70%	3.96%	0.71%	3.95%	36%
10.83	4.01	21.0	0.70	3.93	0.72	3.91	18
10.89	3.80	6.3	0.70	3.95	0.70	3.95	4

10.50	1.48	3.3	1.10	3.55	1.11	3.54	36
10.82	3.50	3.4	1.10	3.54	1.12	3.52	18
10.89	3.52	3.3	1.10	3.55	1.11	3.54	4

10.49	1.88	60.1	0.70	3.95	0.71	3.94	36
10.81	4.00	62.2	0.70	3.94	0.72	3.92	18
10.87	3.32	64.0	0.70	3.97	0.71	3.96	4
10.96	2.35	73.3	0.70	3.86	0.72	3.84	0
11.13	3.74	66.2	0.70	3.86	0.70	3.86	2

10.49	1.47	24.9	1.10	3.55	1.11	3.54	36
10.81	3.59	26.0	1.10	3.54	1.12	3.52	18
10.87	2.91	26.5	1.10	3.58	1.11	3.57	4
10.96	1.94	34.0	1.10	3.47	1.12	3.45	0
11.13	3.33	34.8	1.10	3.46	1.10	3.46	2

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2008	$1.00	$0.02	$0.02	$(0.02)	$(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Period ended 12/31/2006 (e)	1.00	0.03	0.03	(0.03)	(0.03)
Class B Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Period ended 12/31/2006 (e)	1.00	0.03	0.03	(0.03)	(0.03)
Legacy Class A Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Legacy Class B Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2004	1.00	—	—	—	—
Institutional Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Class R-1 Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (f)	1.00	—	—	—	—
Class R-2 Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (f)	1.00	—	—	—	—
Class R-3 Shares
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Period ended 12/31/2004 (f)	1.00	—	—	—	—

(a)	Net investment income and distributions for Legacy Class B, Class R-1, Class R-2 and Class R-3 shares represent less than $0.01 per share in 2004.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effect May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d)	Net investment income (d)	Expenses (c) (d)	Net investment income (d)

$1.00	2.02%	$72.1	0.60%	1.89%	0.61%	1.88%
1.00	4.67	38.1	0.60	4.50	0.64	4.46
1.00	3.23	19.5	0.60	4.62	0.60	4.62

1.00	1.62	3.2	1.00	1.57	1.01	1.56
1.00	4.25	2.6	1.00	4.17	1.03	4.14
1.00	2.91	2.5	1.00	4.22	1.02	4.20

1.00	2.02	96.3	0.60	1.96	0.61	1.95
1.00	4.67	74.3	0.60	4.57	0.63	4.54
1.00	4.50	75.2	0.60	4.38	0.63	4.35
1.00	2.64	80.5	0.60	2.62	0.71	2.51
1.00	0.76	73.1	0.60	0.78	0.63	0.75

1.00	1.62	9.9	1.00	1.52	1.01	1.51
1.00	4.26	5.0	1.00	4.16	1.03	4.13
1.00	4.08	4.1	1.00	3.93	1.03	3.90
1.00	2.22	6.4	1.00	2.22	1.11	2.11
1.00	0.36	5.9	1.00	0.36	1.03	0.33

1.00	2.17	32.9	0.45	2.07	0.46	2.06
1.00	4.82	19.3	0.45	4.70	0.48	4.67
1.00	4.65	12.9	0.45	4.57	0.48	4.54
1.00	2.89	11.2	0.37	2.85	0.48	2.74
1.00	1.17	9.2	0.20	1.20	0.23	1.17

1.00	1.70	6.1	0.92	1.63	0.93	1.62
1.00	4.33	4.1	0.92	4.25	0.95	4.22
1.00	4.16	4.3	0.92	4.11	0.94	4.09
1.00	2.32	2.7	0.92	2.42	1.04	2.30
1.00	0.31	1.1	0.92	0.94	0.98	0.88

1.00	1.90	12.5	0.72	1.85	0.73	1.84
1.00	4.54	8.3	0.72	4.44	0.76	4.40
1.00	4.37	3.8	0.72	4.34	0.74	4.32
1.00	2.51	2.5	0.72	2.51	0.83	2.40
1.00	0.38	1.0	0.72	1.14	0.78	1.08

1.00	2.10	1.7	0.52	2.06	0.53	2.05
1.00	4.75	1.5	0.52	4.65	0.55	4.62
1.00	4.57	1.3	0.52	4.49	0.55	4.46
1.00	2.72	1.2	0.52	2.72	0.63	2.61
1.00	0.45	1.1	0.52	1.34	0.58	1.28

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	For all the data, the period is from commencement of investment operations April 27, 2006.

(f)	For all the data, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$11.44	$0.32	$(2.04)	$(1.72)	$(0.25)	$(0.05)	$(0.30)
Year ended 12/31/2007	11.59	0.36	0.10	0.46	(0.35)	(0.26)	(0.61)
Period ended 12/31/2006 (g)	11.45	0.25	0.44	0.69	(0.45)	(0.10)	(0.55)
Class B Shares
Year ended 12/31/2008	11.50	0.24	(2.05)	(1.81)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	11.62	0.28	0.11	0.39	(0.25)	(0.26)	(0.51)
Period ended 12/31/2006 (g)	11.45	0.19	0.44	0.63	(0.36)	(0.10)	(0.46)
Legacy Class A Shares
Year ended 12/31/2008	11.63	0.32	(2.08)	(1.76)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.74	0.35	0.13	0.48	(0.33)	(0.26)	(0.59)
Year ended 12/31/2006	11.24	0.33	0.59	0.92	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.11	0.26	0.17	0.43	(0.27)	(0.03)	(0.30)
Year ended 12/31/2004	10.82	0.17	0.46	0.63	(0.17)	(0.17)	(0.34)
Legacy Class B Shares
Year ended 12/31/2008	11.65	0.27	(2.07)	(1.80)	(0.20)	(0.05)	(0.25)
Year ended 12/31/2007	11.74	0.30	0.12	0.42	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	11.24	0.29	0.59	0.88	(0.28)	(0.10)	(0.38)
Year ended 12/31/2005	11.10	0.21	0.17	0.38	(0.21)	(0.03)	(0.24)
Year ended 12/31/2004	10.81	0.13	0.46	0.59	(0.13)	(0.17)	(0.30)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.81%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.61% and 3.47%, respectively, for the year ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)

$ 9.42	(15.33)%	$41.9	1.20%	2.97%	1.54%	2.63%	11%
11.44	3.96	37.5	1.22	3.08	1.56	2.74	6
11.59	6.20	13.2	1.21	3.35	1.68	2.88	10

9.46	(16.00)	1.4	1.90	2.26	2.24	1.92	11
11.50	3.32	1.3	1.92	2.34	2.26	2.00	6
11.62	5.64	0.5	1.92	2.42	2.39	1.95	10

9.57	(15.36)	69.3	1.20	2.89	1.54	2.55	11
11.63	4.03	100.5	1.21	2.91	1.55	2.57	6
11.74	8.30	113.5	1.22	2.89	1.70	2.41	10
11.24	3.86	101.2	1.26	2.30	1.63	1.93	11
11.11	5.87	66.0	1.26	1.58	1.61	1.23	138

9.60	(15.68)	8.2	1.60	2.50	1.94	2.16	11
11.65	3.59	11.2	1.62	2.51	1.95	2.18	6
11.74	7.90	12.0	1.62	2.48	2.10	2.00	10
11.24	3.44	11.1	1.66	1.91	2.03	1.54	11
11.10	5.46	8.7	1.66	1.18	2.01	0.83	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

(CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2008	$11.63	$0.34	$(2.07)	$(1.73)	$(0.27)	$(0.05)	$(0.32)
Year ended 12/31/2007	11.77	0.38	0.12	0.50	(0.38)	(0.26)	(0.64)
Year ended 12/31/2006	11.27	0.36	0.59	0.95	(0.35)	(0.10)	(0.45)
Year ended 12/31/2005	11.13	0.29	0.17	0.46	(0.29)	(0.03)	(0.32)
Year ended 12/31/2004	10.84	0.23	0.46	0.69	(0.23)	(0.17)	(0.40)
Class R-1 Shares
Year ended 12/31/2008	11.46	0.28	(2.05)	(1.77)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	11.58	0.31	0.12	0.43	(0.29)	(0.26)	(0.55)
Year ended 12/31/2006	11.13	0.29	0.58	0.87	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.08	0.22	0.17	0.39	(0.31)	(0.03)	(0.34)
Period ended 12/31/2004 (h)	10.95	0.04	0.44	0.48	(0.18)	(0.17)	(0.35)
Class R-2 Shares
Year ended 12/31/2008	11.66	0.31	(2.08)	(1.77)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	11.78	0.35	0.11	0.46	(0.32)	(0.26)	(0.58)
Year ended 12/31/2006	11.24	0.32	0.58	0.90	(0.26)	(0.10)	(0.36)
Year ended 12/31/2005	11.09	0.25	0.17	0.42	(0.24)	(0.03)	(0.27)
Period ended 12/31/2004 (h)	10.95	0.05	0.43	0.48	(0.17)	(0.17)	(0.34)
Class R-3 Shares
Year ended 12/31/2008	11.62	0.34	(2.08)	(1.74)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.76	0.37	0.11	0.48	(0.36)	(0.26)	(0.62)
Year ended 12/31/2006	11.25	0.35	0.60	0.95	(0.34)	(0.10)	(0.44)
Year ended 12/31/2005	11.09	0.28	0.17	0.45	(0.26)	(0.03)	(0.29)
Period ended 12/31/2004 (h)	10.95	0.06	0.43	0.49	(0.18)	(0.17)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.27% and 3.81%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.61% and 3.47%, respectively, for the year ended December 31, 2008.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Expenses (d) (e) (f)	Net investment income (loss) (e) (f)	Portfolio turnover rate (g)

$ 9.58	(15.14)%	$11.2	0.95%	3.16%	1.29%	2.82%	11%
11.63	4.20	13.9	0.97	3.21	1.30	2.88	6
11.77	8.59	11.0	0.97	3.15	1.45	2.67	10
11.27	4.19	8.6	0.93	2.64	1.30	2.27	11
11.13	6.37	6.8	0.76	2.10	1.11	1.75	138

9.43	(15.68)	1.5	1.52	2.60	1.86	2.26	11
11.46	3.65	1.8	1.54	2.64	1.88	2.30	6
11.58	7.95	1.4	1.54	2.56	2.02	2.08	10
11.13	3.55	0.9	1.58	1.96	1.95	1.59	11
11.08	4.44	0.1	1.56	1.30	1.86	1.00	138

9.60	(15.50)	2.0	1.32	2.82	1.66	2.48	11
11.66	3.89	1.7	1.34	2.88	1.67	2.55	6
11.78	8.16	0.9	1.34	2.78	1.82	2.30	10
11.24	3.80	0.7	1.38	2.16	1.75	1.79	11
11.09	4.43	0.1	1.36	1.46	1.65	1.17	138

9.56	(15.20)	0.1	1.02	3.14	1.36	2.80	11
11.62	4.08	0.1	1.04	3.11	1.38	2.77	6
11.76	8.57	0.1	1.04	3.01	1.52	2.53	10
11.25	4.09	0.1	1.08	2.49	1.45	2.12	11
11.09	4.52	0.1	1.06	1.76	1.35	1.47	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment Income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$12.47	$0.33	$(2.50)	$(2.17)	$(0.27)	$(0.06)	$(0.33)
Year ended 12/31/2007	12.66	0.38	0.09	0.47	(0.33)	(0.33)	(0.66)
Period ended 12/31/2006 (g)	12.29	0.26	0.58	0.84	(0.33)	(0.14)	(0.47)
Class B Shares
Year ended 12/31/2008	12.39	0.25	(2.48)	(2.23)	(0.20)	(0.06)	(0.26)
Year ended 12/31/2007	12.60	0.28	0.11	0.39	(0.27)	(0.33)	(0.60)
Period ended 12/31/2006 (g)	12.29	0.19	0.56	0.75	(0.30)	(0.14)	(0.44)
Legacy Class A Shares
Year ended 12/31/2008	12.39	0.33	(2.48)	(2.15)	(0.27)	(0.06)	(0.33)
Year ended 12/31/2007	12.57	0.35	0.11	0.46	(0.31)	(0.33)	(0.64)
Year ended 12/31/2006	11.84	0.32	0.84	1.16	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.58	0.24	0.31	0.55	(0.23)	(0.06)	(0.29)
Year ended 12/31/2004	11.16	0.17	0.61	0.78	(0.13)	(0.23)	(0.36)
Legacy Class B Shares
Year ended 12/31/2008	12.35	0.28	(2.46)	(2.18)	(0.22)	(0.06)	(0.28)
Year ended 12/31/2007	12.53	0.30	0.11	0.41	(0.26)	(0.33)	(0.59)
Year ended 12/31/2006	11.81	0.27	0.83	1.10	(0.24)	(0.14)	(0.38)
Year ended 12/31/2005	11.54	0.19	0.32	0.51	(0.18)	(0.06)	(0.24)
Year ended 12/31/2004	11.14	0.12	0.61	0.73	(0.10)	(0.23)	(0.33)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.26% and 3.68%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.60% and 3.34%, respectively, for the year ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Based upon net asset value of $12.60 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.61, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.14%.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reduction and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (d) (e)	Portfolio turnover rate (f)

$ 9.97	(17.37)%	$ 98.5	1.16%	2.87%	1.50%	2.53%	12%
12.47	3.76	105.6	1.17	2.89	1.50	2.56	7
12.66	6.82	34.9	1.18	3.06	1.50	2.74	12

9.90	(17.97)	4.6	1.86	2.20	2.20	1.86	12
12.39	3.01	4.3	1.87	2.17	2.20	1.84	7
12.60	6.06(h)	1.7	1.87	2.30	2.20	1.97	12

9.91	(17.38)	185.2	1.16	2.82	1.50	2.48	12
12.39	3.71	267.0	1.17	2.74	1.50	2.41	7
12.57	9.79	270.6	1.17	2.63	1.51	2.29	12
11.84	4.73	216.5	1.24	2.04	1.58	1.70	12
11.58	6.98	130.3	1.25	1.49	1.57	1.17	130

9.89	(17.65)	36.2	1.56	2.43	1.90	2.09	12
12.35	3.30	48.7	1.57	2.34	1.90	2.01	7
12.53	9.32	49.0	1.57	2.22	1.91	1.88	12
11.81	4.45	41.3	1.64	1.64	1.98	1.30	12
11.54	6.49	28.8	1.65	1.09	1.97	0.77	130

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

(CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2008	$12.47	$0.36	$(2.51)	$(2.15)	$(0.30)	$(0.06)	$(0.36)
Year ended 12/31/2007	12.64	0.39	0.12	0.51	(0.35)	(0.33)	(0.68)
Year ended 12/31/2006	11.92	0.36	0.82	1.18	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.28	0.32	0.60	(0.26)	(0.06)	(0.32)
Year ended 12/31/2004	11.21	0.23	0.60	0.83	(0.17)	(0.23)	(0.40)
Class R-1 Shares
Year ended 12/31/2008	12.38	0.29	(2.48)	(2.19)	(0.24)	(0.06)	(0.30)
Year ended 12/31/2007	12.57	0.31	0.10	0.41	(0.27)	(0.33)	(0.60)
Year ended 12/31/2006	11.85	0.28	0.85	1.13	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	11.64	0.21	0.29	0.50	(0.23)	(0.06)	(0.29)
Period ended 12/31/2004 (h)	11.37	0.04	0.61	0.65	(0.15)	(0.23)	(0.38)
Class R-2 Shares
Year ended 12/31/2008	12.42	0.32	(2.49)	(2.17)	(0.26)	(0.06)	(0.32)
Year ended 12/31/2007	12.62	0.36	0.09	0.45	(0.32)	(0.33)	(0.65)
Year ended 12/31/2006	11.90	0.32	0.83	1.15	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.64	0.23	0.31	0.54	(0.22)	(0.06)	(0.28)
Period ended 12/31/2004 (h)	11.37	0.05	0.60	0.65	(0.15)	(0.23)	(0.38)
Class R-3 Shares
Year ended 12/31/2008	12.44	0.35	(2.50)	(2.15)	(0.29)	(0.06)	(0.35)
Year ended 12/31/2007	12.63	0.39	0.10	0.49	(0.35)	(0.33)	(0.68)
Year ended 12/31/2006	11.90	0.35	0.84	1.19	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.27	0.30	0.57	(0.25)	(0.06)	(0.31)
Period ended 12/31/2004 (h)	11.37	0.06	0.60	0.66	(0.16)	(0.23)	(0.39)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.26% and 3.68%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.
(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.60% and 3.34%, respectively, for the year ended December 31, 2008.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Expenses (d) (e) (f)	Net investment income (e) (f)	Portfolio turnover rate (g)

$9.96	(17.22)%	$33.9	0.91%	3.11%	1.25%	2.77%	12%
12.47	4.04	38.7	0.92	3.02	1.25	2.69	7
12.64	9.90	32.5	0.92	2.91	1.26	2.57	12
11.92	5.14	23.1	0.92	2.37	1.26	2.03	12
11.64	7.37	14.4	0.75	2.00	1.07	1.68	130

9.89	(17.58)	3.4	1.48	2.55	1.82	2.21	12
12.38	3.28	3.5	1.49	2.41	1.82	2.08	7
12.57	9.50	3.3	1.49	2.27	1.82	1.94	12
11.85	4.31	1.7	1.56	1.81	1.90	1.47	12
11.64	5.66	0.1	1.55	1.27	1.85	0.97	130

9.93	(17.48)	6.3	1.28	2.74	1.62	2.40	12
12.42	3.62	6.5	1.29	2.77	1.62	2.44	7
12.62	9.64	2.7	1.29	2.57	1.62	2.24	12
11.90	4.63	1.1	1.36	1.91	1.70	1.57	12
11.64	5.67	0.1	1.35	1.38	1.65	1.08	130

9.94	(17.25)	0.5	0.98	3.03	1.32	2.69	12
12.44	3.87	0.6	0.99	3.02	1.32	2.69	7
12.63	9.95	0.4	0.99	2.81	1.32	2.48	12
11.90	4.95	0.3	1.06	2.28	1.40	1.94	12
11.64	5.76	0.1	1.05	1.66	1.35	1.36	130

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$13.65	$0.29	$(3.80)	$(3.51)	$(0.24)	$(0.05)	$(0.29)
Period ended 12/31/2007	13.98	0.34	0.07	0.41	(0.28)	(0.46)	(0.74)
Period ended 12/31/2006 (g)	13.43	0.26	0.76	1.02	(0.28)	(0.19)	(0.47)
Class B Shares
Year ended 12/31/2008	13.60	0.21	(3.77)	(3.56)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2007	13.94	0.23	0.09	0.32	(0.20)	(0.46)	(0.66)
Period ended 12/31/2006 (g)	13.43	0.18	0.77	0.95	(0.25)	(0.19)	(0.44)
Legacy Class A Shares
Year ended 12/31/2008	13.56	0.29	(3.77)	(3.48)	(0.23)	(0.05)	(0.28)
Year ended 12/31/2007	13.88	0.30	0.10	0.40	(0.26)	(0.46)	(0.72)
Year ended 12/31/2006	12.70	0.28	1.33	1.61	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.24	0.20	0.54	0.74	(0.18)	(0.10)	(0.28)
Year ended 12/31/2004	11.55	0.16	0.85	1.01	(0.12)	(0.20)	(0.32)
Legacy Class B Shares
Year ended 12/31/2008	13.54	0.24	(3.76)	(3.52)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	13.85	0.25	0.10	0.35	(0.20)	(0.46)	(0.66)
Year ended 12/31/2006	12.68	0.22	1.33	1.55	(0.19)	(0.19)	(0.38)
Year ended 12/31/2005	12.22	0.15	0.55	0.70	(0.14)	(0.10)	(0.24)
Year ended 12/31/2004	11.54	0.11	0.85	0.96	(0.08)	(0.20)	(0.28)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.23% and 3.18%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.57% and 2.84%, respectively, for the year ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)

$9.85	(25.75)%	$182.9	1.13%	2.42%	1.47%	2.08%	13%
13.65	2.94	191.9	1.14	2.34	1.47	2.01	7
13.98	7.59	61.4	1.15	2.85	1.46	2.54	16

9.82	(26.24)	11.6	1.83	1.73	2.17	1.39	13
13.60	2.30	11.7	1.84	1.58	2.17	1.25	7
13.94	7.03	4.9	1.85	2.01	2.17	1.69	16

9.80	(25.69)	290.5	1.13	2.34	1.47	2.00	13
13.56	2.87	437.4	1.14	2.13	1.47	1.80	7
13.88	12.63	431.3	1.15	2.07	1.48	1.74	16
12.70	6.02	313.5	1.22	1.63	1.56	1.29	17
12.24	8.78	177.7	1.24	1.32	1.55	1.01	140

9.79	(26.02)	65.4	1.53	1.94	1.87	1.60	13
13.54	2.54	95.8	1.54	1.74	1.87	1.41	7
13.85	12.17	92.7	1.55	1.65	1.88	1.32	16
12.68	5.67	70.9	1.62	1.22	1.96	0.88	17
12.22	8.39	44.7	1.64	0.91	1.95	0.60	140

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2008	$13.65	$0.32	$(3.81)	$(3.49)	$(0.26)	$(0.05)	$(0.31)
Year ended 12/31/2007	13.97	0.35	0.09	0.44	(0.30)	(0.46)	(0.76)
Year ended 12/31/2006	12.79	0.32	1.32	1.64	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.31	0.24	0.55	0.79	(0.21)	(0.10)	(0.31)
Year ended 12/31/2004	11.59	0.22	0.86	1.08	(0.16)	(0.20)	(0.36)
Class R-1 Shares
Year ended 12/31/2008	13.59	0.26	(3.79)	(3.53)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	13.92	0.27	0.09	0.36	(0.23)	(0.46)	(0.69)
Year ended 12/31/2006	12.73	0.24	1.36	1.60	(0.22)	(0.19)	(0.41)
Year ended 12/31/2005	12.31	0.18	0.53	0.71	(0.19)	(0.10)	(0.29)
Period ended 12/31/2004 (j)	11.79	0.05	0.81	0.86	(0.14)	(0.20)	(0.34)
Class R-2 Shares
Year ended 12/31/2008	13.60	0.28	(3.79)	(3.51)	(0.22)	(0.05)	(0.27)
Year ended 12/31/2007	13.94	0.31	0.08	0.39	(0.27)	(0.46)	(0.73)
Year ended 12/31/2006	12.77	0.28	1.32	1.60	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.32	0.19	0.54	0.73	(0.18)	(0.10)	(0.28)
Period ended 12/31/2004 (j)	11.79	0.05	0.82	0.87	(0.14)	(0.20)	(0.34)
Class R-3 Shares
Year ended 12/31/2008	13.59	0.31	(3.78)	(3.47)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.91	0.34	0.09	0.43	(0.29)	(0.46)	(0.75)
Year ended 12/31/2006	12.79	0.32	1.26	1.58	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.32	0.23	0.55	0.78	(0.21)	(0.10)	(0.31)
Period ended 12/31/2004 (j)	11.79	0.06	0.82	0.88	(0.15)	(0.20)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.23% and 3.18%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.57% and 2.84%, respectively, for the year ended December 31, 2008.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Expenses (d) (e) (f)	Net investment income (e) (f)	Portfolio turnover rate (g)
$9.85	(25.56)%	$61.3	0.88%	2.61%	1.22%	2.27%	13%
13.65	3.06	82.0	0.89	2.43	1.22	2.10	7
13.97	12.81(h)	63.3	0.90	2.35	1.23	2.02	16
12.79	6.41(i)	38.8	0.91	1.94	1.24	1.61	17
12.31	9.34	21.0	0.74	1.82	1.05	1.51	140

9.80	(25.98)	8.5	1.45	2.13	1.79	1.79	13
13.59	2.55	7.9	1.46	1.86	1.79	1.53	7
13.92	12.52	5.3	1.47	1.82	1.80	1.49	16
12.73	5.71	3.0	1.54	1.51	1.88	1.17	17
12.31	7.32	0.2	1.55	1.46	1.86	1.15	140

9.82	(25.81)	9.6	1.25	2.27	1.59	1.93	13
13.60	2.75	10.6	1.26	2.16	1.59	1.83	7
13.94	12.49	5.0	1.27	2.04	1.60	1.71	16
12.77	5.94	1.6	1.35	1.52	1.67	1.20	17
12.32	7.38	0.1	1.35	1.35	1.65	1.05	140

9.81	(25.57)	1.8	0.95	2.56	1.29	2.22	13
13.59	3.07	2.3	0.96	2.35	1.29	2.02	7
13.91	12.34	1.9	0.97	2.39	1.30	2.06	16
12.79	6.29	0.9	1.05	1.82	1.37	1.50	17
12.32	7.46	0.1	1.05	1.64	1.35	1.34	140

(h)	Based upon net asset value of $13.97 and $12.79, respectively, as of December 31, 2006 and December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and December 30, 2005, respectively). For shareholder purchases and redemptions on December 29, 2006 and December 30, 2005, the net asset value was $13.98 and $12.80, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 12.80%.

(i)	Based upon net asset value of $12.79 as of December 31, 2005 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 30, 2005). For shareholder purchases and redemptions on December 30, 2005, the net asset value was $12.80, which caused the total return for the year ended December 31, 2005 to be equivalent to 6.49%.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$14.49	$0.26	$(4.80)	$(4.54)	$(0.21)	$(0.04)	$(0.25)
Year ended 12/31/2007	14.91	0.29	0.05	0.34	(0.24)	(0.52)	(0.76)
Period ended 12/31/2006 (g)	14.23	0.24	0.90	1.14	(0.23)	(0.23)	(0.46)
Class B Shares
Year ended 12/31/2008	14.45	0.17	(4.76)	(4.59)	(0.13)	(0.04)	(0.17)
Year ended 12/31/2007	14.89	0.18	0.05	0.23	(0.15)	(0.52)	(0.67)
Period ended 12/31/2006 (g)	14.23	0.17	0.92	1.09	(0.20)	(0.23)	(0.43)
Legacy Class A Shares
Year ended 12/31/2008	14.45	0.25	(4.77)	(4.52)	(0.20)	(0.04)	(0.24)
Year ended 12/31/2007	14.86	0.26	0.06	0.32	(0.21)	(0.52)	(0.73)
Year ended 12/31/2006	13.32	0.23	1.73	1.96	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.70	0.17	0.74	0.91	(0.15)	(0.14)	(0.29)
Year ended 12/31/2004	11.80	0.14	1.08	1.22	(0.10)	(0.22)	(0.32)
Legacy Class B Shares
Year ended 12/31/2008	14.39	0.20	(4.74)	(4.54)	(0.15)	(0.04)	(0.19)
Year ended 12/31/2007	14.79	0.20	0.07	0.27	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	13.26	0.17	1.72	1.89	(0.13)	(0.23)	(0.36)
Year ended 12/31/2005	12.65	0.12	0.73	0.85	(0.10)	(0.14)	(0.24)
Year ended 12/31/2004	11.77	0.09	1.07	1.16	(0.06)	(0.22)	(0.28)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.21% and 2.82%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.55% and 2.48%, respectively, for the year ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)
$ 9.70	(31.38)%	$159.9	1.12%	2.07%	1.46%	1.73%	13%
14.49	2.28	164.9	1.14	1.91	1.47	1.58	7
14.91	8.02	51.2	1.15	2.56	1.46	2.25	22

9.69	(31.78)	13.0	1.82	1.37	2.16	1.03	13
14.45	1.58	13.4	1.84	1.15	2.17	0.82	7
14.89	7.64	5.1	1.85	1.78	2.16	1.47	22

9.69	(31.34)	196.0	1.12	1.97	1.46	1.63	13
14.45	2.19	306.2	1.14	1.68	1.47	1.35	7
14.86	14.69	292.9	1.15	1.63	1.48	1.30	22
13.32	7.11	192.3	1.21	1.32	1.57	0.96	24
12.70	10.32	96.5	1.23	1.18	1.58	0.83	138

9.66	(31.62)	49.3	1.52	1.57	1.86	1.23	13
14.39	1.86	76.7	1.54	1.28	1.87	0.95	7
14.79	14.27	73.5	1.55	1.22	1.88	0.89	22
13.26	6.72	52.7	1.61	0.91	1.97	0.55	24
12.65	9.88	29.7	1.63	0.77	1.98	0.42	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2008	$14.52	$0.28	$(4.80)	$(4.52)	$(0.23)	$(0.04)	$(0.27)
Year ended 12/31/2007	14.93	0.31	0.05	0.36	(0.25)	(0.52)	(0.77)
Year ended 12/31/2006	13.39	0.27	1.72	1.99	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.74	0.21	0.76	0.97	(0.18)	(0.14)	(0.32)
Year ended 12/31/2004	11.83	0.20	1.06	1.26	(0.13)	(0.22)	(0.35)
Class R-1 Shares
Year ended 12/31/2008	14.42	0.22	(4.76)	(4.54)	(0.18)	(0.04)	(0.22)
Year ended 12/31/2007	14.85	0.23	0.05	0.28	(0.19)	(0.52)	(0.71)
Year ended 12/31/2006	13.33	0.19	1.72	1.91	(0.16)	(0.23)	(0.39)
Year ended 12/31/2005	12.74	0.15	0.72	0.87	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (h)	12.04	0.05	0.98	1.03	(0.11)	(0.22)	(0.33)
Class R-2 Shares
Year ended 12/31/2008	14.46	0.24	(4.78)	(4.54)	(0.19)	(0.04)	(0.23)
Year ended 12/31/2007	14.89	0.27	0.04	0.31	(0.22)	(0.52)	(0.74)
Year ended 12/31/2006	13.37	0.24	1.70	1.94	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.75	0.16	0.74	0.90	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (h)	12.04	0.05	0.99	1.04	(0.11)	(0.22)	(0.33)
Class R-3 Shares
Year ended 12/31/2008	14.49	0.28	(4.79)	(4.51)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.90	0.30	0.05	0.35	(0.24)	(0.52)	(0.76)
Year ended 12/31/2006	13.37	0.28	1.70	1.98	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.75	0.19	0.74	0.93	(0.17)	(0.14)	(0.31)
Period ended 12/31/2004 (h)	12.04	0.06	0.99	1.05	(0.12)	(0.22)	(0.34)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.21% and 2.82%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.55% and 2.48%, respectively, for the year ended December 31, 2008.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (e)	Expenses (d) (e) (f)	Net investment income (e) (f)	Portfolio turnover rate (g)
$ 9.73	(31.16)%	$62.2	0.87%	2.25%	1.21%	1.91%	13%
14.52	2.46	86.3	0.89	1.98	1.22	1.65	7
14.93	14.87	64.1	0.90	1.92	1.23	1.59	22
13.39	7.57	36.1	0.90	1.63	1.26	1.27	24
12.74	10.70	18.1	0.73	1.67	1.08	1.32	138

9.66	(31.55)	8.2	1.44	1.75	1.78	1.41	13
14.42	1.90	8.3	1.46	1.49	1.79	1.16	7
14.85	14.31	4.7	1.47	1.36	1.80	1.03	22
13.33	6.81	2.5	1.53	1.12	1.88	0.77	24
12.74	8.60	0.2	1.53	1.46	1.87	1.12	138

9.69	(31.43)	10.3	1.24	1.90	1.58	1.56	13
14.46	2.11	11.8	1.26	1.76	1.59	1.43	7
14.89	14.51	4.9	1.27	1.66	1.60	1.33	22
13.37	7.06	1.3	1.33	1.21	1.68	0.86	24
12.75	8.66	0.1	1.34	1.32	1.67	0.99	138

9.71	(31.15)	1.2	0.94	2.29	1.28	1.95	13
14.49	2.40	1.2	0.96	1.91	1.29	1.58	7
14.90	14.79	1.0	0.97	1.93	1.30	1.60	22
13.37	7.25	0.4	1.03	1.51	1.39	1.15	24
12.75	8.76	0.1	1.04	1.61	1.37	1.28	138

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2008	$15.28	$0.22	$(5.67)	$(5.45)	$(0.19)	$(0.02)	$(0.21)
Year ended 12/31/2007	15.82	0.26	(0.01)	0.25	(0.19)	(0.60)	(0.79)
Period ended 12/31/2006 (g)	14.97	0.24	1.03	1.27	(0.19)	(0.23)	(0.42)
Class B Shares
Year ended 12/31/2008	15.24	0.13	(5.64)	(5.51)	(0.11)	(0.02)	(0.13)
Year ended 12/31/2007	15.81	0.13	0.01	0.14	(0.11)	(0.60)	(0.71)
Period ended 12/31/2006 (g)	14.97	0.17	1.06	1.23	(0.16)	(0.23)	(0.39)
Legacy Class A Shares
Year ended 12/31/2008	15.27	0.21	(5.67)	(5.46)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.78	0.21	0.05	0.26	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.87	0.19	2.10	2.29	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.12	0.14	0.88	1.02	(0.11)	(0.16)	(0.27)
Year ended 12/31/2004	12.11	0.13	1.19	1.32	(0.10)	(0.21)	(0.31)
Legacy Class B Shares
Year ended 12/31/2008	15.23	0.16	(5.64)	(5.48)	(0.12)	(0.02)	(0.14)
Year ended 12/31/2007	15.74	0.15	0.04	0.19	(0.10)	(0.60)	(0.70)
Year ended 12/31/2006	13.84	0.13	2.09	2.22	(0.09)	(0.23)	(0.32)
Year ended 12/31/2005	13.09	0.08	0.90	0.98	(0.07)	(0.16)	(0.23)
Year ended 12/31/2004	12.09	0.08	1.19	1.27	(0.06)	(0.21)	(0.27)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.19% and 2.52%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.53% and 2.18%, respectively, for the year ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)
$ 9.62	(35.68)%	$112.0	1.13%	1.74%	1.47%	1.40%	14%
15.28	1.57	122.9	1.15	1.58	1.48	1.25	8
15.82	8.47	34.6	1.16	2.36	1.47	2.05	29

9.60	(36.13)	12.9	1.83	1.05	2.17	0.71	14
15.24	0.85	13.7	1.85	0.81	2.18	0.48	8
15.81	8.18	4.8	1.86	1.64	2.17	1.33	29

9.62	(35.71)	133.4	1.13	1.64	1.47	1.30	14
15.27	1.60	216.5	1.14	1.29	1.48	0.95	8
15.78	16.46	199.9	1.16	1.28	1.50	0.94	29
13.87	7.71	116.9	1.21	1.04	1.62	0.63	38
13.12	10.86	53.7	1.22	1.06	1.67	0.61	147

9.61	(35.94)	35.1	1.53	1.25	1.87	0.91	14
15.23	1.20	55.5	1.54	0.89	1.88	0.55	8
15.74	16.01	51.8	1.56	0.87	1.90	0.53	29
13.84	7.41	34.1	1.61	0.63	2.02	0.22	38
13.09	10.51	17.8	1.62	0.63	2.08	0.17	147

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(CONTINUED)

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Institutional Shares
Year ended 12/31/2008	$15.34	$0.25	$(5.70)	$(5.45)	$(0.21)	$(0.02)	$(0.23)
Year ended 12/31/2007	15.85	0.26	0.04	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.94	0.24	2.08	2.32	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.18	0.90	1.08	(0.14)	(0.16)	(0.30)
Year ended 12/31/2004	12.13	0.19	1.19	1.38	(0.14)	(0.21)	(0.35)
Class R-1 Shares
Year ended 12/31/2008	15.22	0.18	(5.64)	(5.46)	(0.15)	(0.02)	(0.17)
Year ended 12/31/2007	15.75	0.18	0.03	0.21	(0.14)	(0.60)	(0.74)
Year ended 12/31/2006	13.87	0.16	2.07	2.23	(0.12)	(0.23)	(0.35)
Year ended 12/31/2005	13.15	0.12	0.86	0.98	(0.10)	(0.16)	(0.26)
Period ended 12/31/2004 (h)	12.30	0.05	1.13	1.18	(0.12)	(0.21)	(0.33)
Class R-2 Shares
Year ended 12/31/2008	15.28	0.21	(5.68)	(5.47)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.81	0.22	0.02	0.24	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.92	0.21	2.06	2.27	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.16	0.12	0.89	1.01	(0.09)	(0.16)	(0.25)
Period ended 12/31/2004 (h)	12.30	0.05	1.13	1.18	(0.11)	(0.21)	(0.32)
Class R-3 Shares
Year ended 12/31/2008	15.32	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.83	0.27	0.03	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.93	0.23	2.08	2.31	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.16	0.89	1.05	(0.12)	(0.16)	(0.28)
Period ended 12/31/2004 (h)	12.30	0.06	1.13	1.19	(0.12)	(0.21)	(0.33)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ and BGI’s expense credits and waivers, were 0.19% and 2.52%, respectively, for the year ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ and BGI’s expense credits and waivers, were 0.53% and 2.18%, respectively, for the year ended December 31, 2008.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d) (e)	Net investment income (loss) (a) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)
$ 9.66	(35.51)%	$62.9	0.88%	1.94%	1.22%	1.60%	14%
15.34	1.87	84.4	0.89	1.61	1.23	1.27	8
15.85	16.64	58.5	0.91	1.60	1.25	1.26	29
13.94	8.15	25.5	0.90	1.34	1.31	0.93	38
13.16	11.32	12.5	0.72	1.56	1.17	1.11	147

9.59	(35.88)	7.4	1.45	1.40	1.79	1.06	14
15.22	1.28	8.3	1.46	1.07	1.80	0.73	8
15.75	16.05	4.9	1.48	1.04	1.82	0.70	29
13.87	7.43	2.1	1.52	0.90	1.94	0.48	38
13.15	9.54	0.2	1.52	1.38	1.92	0.98	147

9.62	(35.76)	8.5	1.25	1.62	1.59	1.28	14
15.28	1.48	9.6	1.27	1.32	1.60	0.99	8
15.81	16.30	5.1	1.28	1.35	1.61	1.02	29
13.92	7.65	1.6	1.33	0.88	1.74	0.47	38
13.16	9.59	0.1	1.33	1.23	1.72	1.84	147

9.64	(35.57)	0.9	0.95	1.94	1.30	1.59	14
15.32	1.79	0.9	0.97	1.65	1.30	1.32	8
15.83	16.53(i)	0.5	0.98	1.55	1.32	1.21	29
13.93	7.96	0.2	1.03	1.20	1.44	0.79	38
13.16	9.69	0.1	1.03	1.54	1.42	1.15	147

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(i)	Based upon net asset value of $15.83 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $15.84, which caused the total return for the year ended December 31, 2006 to be equivalent to 16.60%.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2008 (g)	$10.00	$0.17	$(3.20)	$(3.03)	$(0.06)	$(0.03)	$(0.09)
Class R-1 Shares
Period ended 12/31/2008 (g)	10.00	0.11	(3.15)	(3.04)	(0.03)	(0.03)	(0.06)
Class R-2 Shares
Period ended 12/31/2008 (g)	10.00	0.13	(3.16)	(3.03)	(0.04)	(0.03)	(0.07)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect SFIMC's voluntary expense reduction threshold. The net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' and BGI’s expense credits and waivers, were 0.17% and 3.05%, respectively, for the period ended December 31, 2008.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC's voluntary expense reduction threshold. The ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' and BGI’s expense credits and waivers described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays' and BGI’s expense credits and waivers, were 1.11% and 2.11%, respectively, for the period ended December 31, 2008.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio and rounds to less than 1%.

(g)	For all the data, except for the portfolio turnover rate which is the period from the commencement of investment operations June 30, 2008 for the LifePath 2050 Master Portfolio, the period is from commencement of investment operations July 10, 2008.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers		Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)	Net investment income (loss) (a) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)
$6.88	(30.38)%	$5.0	1.13%	2.48%	3.45%	0.16%	0%

6.90	(30.40)	0.7	1.45	1.33	3.77	(0.99)	0

6.90	(30.34)	0.7	1.25	1.49	3.58	(0.84)	0

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

State Farm Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – S&P 500 Index Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund, and LifePath 2050 Fund, for which the schedule of investments are not included) of the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund, and LifePath 2050 Fund, comprising the State Farm Mutual Fund Trust (collectively, the “Funds”), as of December 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Funds Trust at December 31, 2008 and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2009

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); RETIRED (1/2007-2/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994 – 1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, PRESIDENT, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 49	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	29	NONE

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President	Began service in 2003 and served until May 2008.	VICE PRESIDENT – SECURITIES PRODUCTS (8/2003 – 5/2008), EXECUTIVE ASSISTANT (11/2002- 8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (9/2003 – 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 42	Vice President	Began service in May 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005 – 5/2008), VICE PRESIDENT – AGENCY (1/2004 – 10/2005), EXECUTIVE ASSISTANT (1/2003 – 1/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Richard Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

COMMON STOCKS (96.80%)

ADVERTISING (0.13%)
Interpublic Group of Companies Inc. (The) (a) (b)	99,201	$392,836
Omnicom Group Inc. (b)	64,102	1,725,626

		2,118,462

AEROSPACE & DEFENSE (2.32%)
Boeing Co. (The)	152,143	6,491,942
General Dynamics Corp.	81,442	4,690,245
Goodrich Corp.	25,169	931,756
L-3 Communications Holdings Inc. (b)	24,620	1,816,464
Lockheed Martin Corp.	69,317	5,828,173
Northrop Grumman Corp.	68,447	3,082,853
Raytheon Co. (b)	86,400	4,409,856
Rockwell Collins Inc.	33,036	1,291,377
United Technologies Corp.	198,197	10,623,359

		39,166,025

AGRICULTURE (2.50%)
Altria Group Inc.	428,756	6,457,065
Archer-Daniels-Midland Co.	133,519	3,849,353
Lorillard Inc. (b)	35,280	1,988,028
Monsanto Co. (b)	113,986	8,018,915
Philip Morris International Inc.	421,490	18,339,030
Reynolds American Inc. (b)	35,229	1,420,081
UST Inc.	30,942	2,146,756

		42,219,228

AIRLINES (0.08%)
Southwest Airlines Co. (b)	155,123	1,337,160

		1,337,160

APPAREL (0.43%)
Coach Inc. (a)	67,307	1,397,966
Jones Apparel Group Inc. (b)	18,099	106,060
Nike Inc. Class B (b)	81,803	4,171,953
Polo Ralph Lauren Corp. (b)	11,591	526,347
VF Corp. (b)	18,354	1,005,249

		7,207,575

AUTO MANUFACTURERS (0.22%)
Ford Motor Co. (a) (b)	496,676	1,137,388
General Motors Corp. (b)	126,659	405,309
PACCAR Inc. (b)	75,300	2,153,580

		3,696,277

AUTO PARTS & EQUIPMENT (0.15%)
Goodyear Tire & Rubber Co. (The) (a) (b)	50,560	301,843
Johnson Controls Inc. (b)	123,055	2,234,679

		2,536,522

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (4.72%)
Bank of America Corp.	1,044,302	$14,703,772
Bank of New York Mellon Corp. (The)	238,806	6,765,374
BB&T Corp.	114,943	3,156,335
Comerica Inc.	30,769	610,765
Discover Financial Services LLC	98,238	936,208
Fifth Third Bancorp (b)	119,661	988,400
First Horizon National Corp.	43,096	455,525
Huntington Bancshares Inc. (b)	77,019	589,966
KeyCorp	101,719	866,646
M&T Bank Corp. (b)	15,878	911,556
Marshall & Ilsley Corp. (b)	53,202	725,675
National City Corp.	432,862	783,480
Northern Trust Corp.	46,390	2,418,775
PNC Financial Services Group Inc. (The)	72,428	3,548,972
Regions Financial Corp. (b)	143,740	1,144,170
State Street Corp.	90,098	3,543,554
SunTrust Banks Inc. (b)	73,300	2,165,282
U.S. Bancorp	365,150	9,132,402
Wachovia Corp.	451,659	2,502,191
Wells Fargo & Co.	788,782	23,253,293
Zions Bancorporation (b)	23,844	584,416

		79,786,757

BEVERAGES (2.48%)
Brown-Forman Corp. Class B (b)	20,323	1,046,431
Coca-Cola Co. (The)	414,114	18,746,941
Coca-Cola Enterprises Inc.	66,699	802,389
Constellation Brands Inc. Class A (a) (b)	40,978	646,223
Dr. Pepper Snapple Group Inc. (a)	52,262	849,257
Molson Coors Brewing Co. Class B	31,055	1,519,211
Pepsi Bottling Group Inc. (b)	28,453	640,477
PepsiCo Inc.	323,588	17,722,915

		41,973,844

BIOTECHNOLOGY (1.54%)
Amgen Inc. (a)	220,512	12,734,568
Biogen Idec Inc. (a)	60,692	2,890,760
Celgene Corp. (a)	95,340	5,270,395
Genzyme Corp. (a) (b)	56,283	3,735,503
Life Technologies Corp. (a) (b)	35,755	833,449
Millipore Corp. (a) (b)	11,580	596,602

		26,061,277

BUILDING MATERIALS (0.05%)
Masco Corp. (b)	74,051	824,188

		824,188

CHEMICALS (1.29%)
Air Products and Chemicals Inc.	43,902	2,206,954
CF Industries Holdings Inc. (b)	11,842	582,153

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (Cont.)
Dow Chemical Co. (The) (b)	191,695	$2,892,678
E.I. du Pont de Nemours and Co. (b)	187,892	4,753,668
Eastman Chemical Co. (b)	14,579	462,300
Ecolab Inc.	35,358	1,242,834
International Flavors & Fragrances Inc. (b)	16,256	483,128
PPG Industries Inc. (b)	33,965	1,441,135
Praxair Inc. (b)	64,472	3,827,058
Rohm and Haas Co.	26,022	1,607,899
Sherwin-Williams Co. (The) (b)	20,327	1,214,538
Sigma-Aldrich Corp. (b)	26,147	1,104,449

		21,818,794

COAL (0.15%)
CONSOL Energy Inc. (b)	37,581	1,074,065
Massey Energy Co.	17,752	244,800
Peabody Energy Corp.	54,859	1,248,042

		2,566,907

COMMERCIAL SERVICES (0.64%)
Apollo Group Inc. Class A (a)	22,010	1,686,406
Convergys Corp. (a)	25,380	162,686
Equifax Inc.	26,260	696,415
H&R Block Inc.	70,471	1,601,101
McKesson Corp. (b)	57,180	2,214,581
Monster Worldwide Inc. (a) (b)	26,159	316,262
Moody’s Corp.	41,022	824,132
R.R. Donnelley & Sons Co.	43,079	585,013
Robert Half International Inc. (b)	32,043	667,135
Western Union Co.	147,786	2,119,251

		10,872,982

COMPUTERS (4.27%)
Affiliated Computer Services Inc. Class A (a)	20,255	930,717
Apple Inc. (a)	185,015	15,791,030
Cognizant Technology Solutions Corp. (a) (b)	60,335	1,089,650
Computer Sciences Corp. (a)	31,741	1,115,379
Dell Inc. (a)	361,214	3,698,831
EMC Corp. (a) (b)	426,278	4,463,131
Hewlett-Packard Co.	509,740	18,498,465
International Business Machines Corp.	279,835	23,550,914
Lexmark International Inc. Class A (a) (b)	16,910	454,879
NetApp Inc. (a) (b)	67,846	947,809
SanDisk Corp. (a)	47,254	453,638
Sun Microsystems Inc. (a) (b)	156,051	596,115
Teradata Corp. (a)	36,343	538,967

		72,129,525

Security	Shares	Value

COMMON STOCKS (Cont.)

COSMETICS & PERSONAL CARE (2.87%)
Avon Products Inc.	88,222	$2,119,975
Colgate-Palmolive Co.	105,214	7,211,368
Estee Lauder Companies Inc. (The) Class A (b)	24,028	743,907
Procter & Gamble Co. (The)	621,455	38,418,348

		48,493,598

DISTRIBUTION & WHOLESALE (0.19%)
Fastenal Co. (b)	27,199	947,885
Genuine Parts Co. (b)	33,532	1,269,522
W.W. Grainger Inc. (b)	13,337	1,051,489

		3,268,896

DIVERSIFIED FINANCIAL SERVICES (4.29%)
American Express Co.	241,538	4,480,530
Ameriprise Financial Inc.	45,188	1,055,592
Capital One Financial Corp. (b)	81,464	2,597,887
Charles Schwab Corp. (The)	194,847	3,150,676
CIT Group Inc.	59,847	271,705
Citigroup Inc.	1,134,109	7,609,871
CME Group Inc. (b)	13,906	2,893,978
E*TRADE Financial Corp. (a) (b)	113,200	130,180
Federated Investors Inc. Class B	18,116	307,247
Franklin Resources Inc.	31,557	2,012,705
Goldman Sachs Group Inc. (The)	92,021	7,765,652
IntercontinentalExchange Inc. (a) (b)	14,838	1,223,245
Invesco Ltd.	79,536	1,148,500
Janus Capital Group Inc.	33,579	269,639
JPMorgan Chase & Co.	776,846	24,493,954
Legg Mason Inc.	30,055	658,505
Merrill Lynch & Co. Inc.	333,145	3,877,808
Morgan Stanley	222,046	3,561,618
NASDAQ OMX Group Inc. (The) (a)	28,161	695,858
NYSE Euronext Inc.	55,125	1,509,322
SLM Corp. (a)	95,835	852,931
T. Rowe Price Group Inc. (b)	53,623	1,900,399

		72,467,802

ELECTRIC (3.79%)
AES Corp. (The) (a)	141,164	1,163,191
Allegheny Energy Inc.	35,294	1,195,055
Ameren Corp.	43,960	1,462,110
American Electric Power Co. Inc.	84,193	2,801,943
CenterPoint Energy Inc.	71,872	907,025
CMS Energy Corp. (b)	47,382	479,032
Consolidated Edison Inc. (b)	56,616	2,204,061
Constellation Energy Group Inc.	37,456	939,771
Dominion Resources Inc. (b)	120,956	4,335,063
DTE Energy Co.	33,526	1,195,872
Duke Energy Corp.	263,854	3,960,449
Dynegy Inc. Class A (a) (b)	104,575	209,150
Edison International	67,521	2,168,775

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
Entergy Corp. (b)	39,208	$3,259,361
Exelon Corp. (b)	136,915	7,613,843
FirstEnergy Corp.	63,652	3,092,214
FPL Group Inc.	85,186	4,287,411
Integrys Energy Group Inc.	16,065	690,474
Pepco Holdings Inc.	44,898	797,388
PG&E Corp. (b)	75,093	2,906,850
Pinnacle West Capital Corp.	21,158	679,807
PPL Corp. (b)	77,610	2,381,851
Progress Energy Inc. (b)	54,931	2,189,000
Public Service Enterprise Group Inc.	105,379	3,073,905
SCANA Corp.	24,421	869,388
Southern Co. (The)	161,182	5,963,734
TECO Energy Inc. (b)	44,313	547,266
Wisconsin Energy Corp. (b)	24,218	1,016,672
Xcel Energy Inc. (b)	93,815	1,740,268

		64,130,929

ELECTRICAL COMPONENTS & EQUIPMENT (0.37%)
Emerson Electric Co.	160,118	5,861,920
Molex Inc. (b)	30,287	438,859

		6,300,779

ELECTRONICS (0.52%)
Agilent Technologies Inc. (a)	71,852	1,123,047
Amphenol Corp. Class A	36,373	872,225
FLIR Systems Inc. (a)	28,869	885,701
Jabil Circuit Inc. (b)	44,010	297,067
PerkinElmer Inc. (b)	24,783	344,732
Thermo Fisher Scientific Inc. (a) (b)	87,593	2,984,294
Tyco Electronics Ltd. (b)	96,241	1,560,067
Waters Corp. (a)	20,479	750,555

		8,817,688

ENGINEERING & CONSTRUCTION (0.17%)
Fluor Corp. (b)	37,746	1,693,663
Jacobs Engineering Group Inc. (a) (b)	25,582	1,230,494

		2,924,157

ENTERTAINMENT (0.04%)
International Game Technology Inc. (b)	62,706	745,574

		745,574

ENVIRONMENTAL CONTROL (0.35%)
Republic Services Inc.	66,462	1,647,593
Stericycle Inc. (a) (b)	17,687	921,139
Waste Management Inc.	102,441	3,394,895

		5,963,627

FOOD (2.08%)
Campbell Soup Co. (b)	42,259	1,268,193
ConAgra Foods Inc. (b)	93,882	1,549,053

Security	Shares	Value

COMMON STOCKS (Cont.)

FOOD (Cont.)
Dean Foods Co. (a) (b)	31,884	$572,955
General Mills Inc.	69,677	4,232,878
H.J. Heinz Co.	65,406	2,459,266
Hershey Co. (The) (b)	34,344	1,193,111
J.M. Smucker Co. (The)	24,451	1,060,195
Kellogg Co.	52,480	2,301,248
Kraft Foods Inc. Class A	306,409	8,227,082
Kroger Co. (The)	135,726	3,584,524
McCormick & Co. Inc. NVS (b)	26,935	858,149
Safeway Inc.	88,541	2,104,620
Sara Lee Corp.	145,845	1,427,823
SUPERVALU Inc.	44,607	651,262
Sysco Corp. (b)	124,759	2,861,971
Tyson Foods Inc. Class A (b)	63,044	552,265
Whole Foods Market Inc. (b)	29,502	278,499

		35,183,094

FOREST PRODUCTS & PAPER (0.23%)
International Paper Co.	88,382	1,042,908
MeadWestvaco Corp. (b)	34,856	390,039
Plum Creek Timber Co. Inc. (b)	34,266	1,190,401
Weyerhaeuser Co. (b)	43,710	1,337,963

		3,961,311

GAS (0.18%)
Nicor Inc. (b)	9,098	316,065
NiSource Inc. (b)	57,628	632,179
Sempra Energy	50,900	2,169,867

		3,118,111

HAND & MACHINE TOOLS (0.09%)
Black & Decker Corp. (The)	12,384	517,775
Snap-On Inc. (b)	12,087	475,986
Stanley Works (The) (b)	16,479	561,934

		1,555,695

HEALTH CARE-PRODUCTS (4.12%)
Baxter International Inc.	129,402	6,934,653
Becton, Dickinson and Co.	50,478	3,452,190
Boston Scientific Corp. (a) (b)	310,996	2,407,109
C.R. Bard Inc.	20,530	1,729,858
Covidien Ltd.	104,774	3,797,010
DENTSPLY International Inc. (b)	30,794	869,623
Intuitive Surgical Inc. (a) (b)	8,049	1,022,143
Johnson & Johnson	577,813	34,570,552
Medtronic Inc. (b)	232,241	7,297,012
Patterson Companies Inc. (a) (b)	18,873	353,869
St. Jude Medical Inc. (a)	71,606	2,360,134
Stryker Corp. (b)	50,011	1,997,939
Varian Medical Systems Inc. (a) (b)	25,786	903,541
Zimmer Holdings Inc. (a) (b)	46,677	1,886,684

		69,582,317

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE-SERVICES (1.18%)
Aetna Inc.	96,649	$2,754,496
Coventry Health Care Inc. (a) (b)	30,695	456,742
DaVita Inc. (a) (b)	21,493	1,065,408
Humana Inc. (a)	34,840	1,298,835
Laboratory Corp. of America Holdings (a) (b)	22,224	1,431,448
Quest Diagnostics Inc. (b)	33,032	1,714,691
Tenet Healthcare Corp. (a) (b)	84,956	97,699
UnitedHealth Group Inc.	250,725	6,669,285
WellPoint Inc. (a)	105,971	4,464,558

		19,953,162

HOLDING COMPANIES-DIVERSIFIED (0.04%)
Leucadia National Corp. (a) (b)	37,012	732,838

		732,838

HOME BUILDERS (0.10%)
Centex Corp. (b)	25,426	270,533
D.R. Horton Inc. (b)	57,772	408,448
KB Home (b)	16,233	221,093
Lennar Corp. Class A (b)	28,949	250,988
Pulte Homes Inc. (b)	44,917	490,943

		1,642,005

HOME FURNISHINGS (0.05%)
Harman International Industries Inc. (b)	12,074	201,998
Whirlpool Corp. (b)	15,381	636,004

		838,002

HOUSEHOLD PRODUCTS & WARES (0.48%)
Avery Dennison Corp.	22,375	732,334
Clorox Co. (The) (b)	28,989	1,610,629
Fortune Brands Inc. (b)	31,248	1,289,917
Kimberly-Clark Corp.	86,052	4,538,382

		8,171,262

HOUSEWARES (0.03%)
Newell Rubbermaid Inc. (b)	58,177	568,971

		568,971

INSURANCE (2.64%)
Aflac Inc.	97,376	4,463,716
Allstate Corp. (The)	111,014	3,636,819
American International Group Inc.	554,020	869,811
Aon Corp.	56,542	2,582,839
Assurant Inc.	24,311	729,330
Chubb Corp.	73,709	3,759,159
CIGNA Corp. (b)	57,366	966,617
Cincinnati Financial Corp.	34,005	988,525
Genworth Financial Inc. Class A	90,929	257,329
Hartford Financial Services Group Inc. (The)	62,440	1,025,265

Security	Shares	Value

COMMON STOCKS (Cont.)
INSURANCE (Cont.)
Lincoln National Corp. (b)	53,224	$1,002,740
Loews Corp. (b)	75,043	2,119,965
Marsh & McLennan Companies Inc. (b)	107,388	2,606,307
MBIA Inc. (a)	40,352	164,233
MetLife Inc. (b)	165,136	5,756,641
Principal Financial Group Inc. (b)	54,460	1,229,162
Progressive Corp. (The)	140,001	2,073,415
Prudential Financial Inc. (b)	88,493	2,677,798
Torchmark Corp.	18,021	805,539
Travelers Companies Inc. (The)	121,288	5,482,218
Unum Group (b)	67,988	1,264,577
XL Capital Ltd. Class A	65,645	242,886

		44,704,891

INTERNET (1.81%)
Akamai Technologies Inc. (a) (b)	35,386	533,975
Amazon.com Inc. (a)	66,914	3,431,350
eBay Inc. (a)	224,361	3,132,080
Expedia Inc. (a) (b)	43,936	362,033
Google Inc. Class A (a)	49,788	15,317,278
McAfee Inc. (a)	31,782	1,098,704
Symantec Corp. (a) (b)	173,897	2,351,087
VeriSign Inc. (a)	39,843	760,204
Yahoo! Inc. (a)	289,103	3,527,057

		30,513,768

INVESTMENT COMPANIES (0.01%)
American Capital Ltd. (b)	43,530	141,037

		141,037

IRON & STEEL (0.28%)
AK Steel Holding Corp.	23,542	219,411
Allegheny Technologies Inc. (b)	19,410	495,537
Nucor Corp. (b)	65,607	3,031,043
United States Steel Corp. (b)	24,118	897,190

		4,643,181

LEISURE TIME (0.18%)
Carnival Corp. (b)	90,555	2,202,298
Harley-Davidson Inc. (b)	48,724	826,846

		3,029,144

LODGING (0.16%)
Marriott International Inc. Class A (b)	61,240	1,191,118
Starwood Hotels & Resorts Worldwide Inc. (b)	37,215	666,148
Wyndham Worldwide Corp.	37,193	243,614
Wynn Resorts Ltd. (a)	12,786	540,336

		2,641,216

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

MACHINERY (0.71%)
Caterpillar Inc. (b)	125,199	$5,592,639
Cummins Inc. (b)	41,881	1,119,479
Deere & Co. (b)	89,114	3,414,848
Flowserve Corp. (b)	11,702	602,653
Manitowoc Co. Inc. (The) (b)	27,353	236,877
Rockwell Automation Inc. (b)	29,911	964,331

		11,930,827

MANUFACTURING (3.98%)
Cooper Industries Ltd.	35,743	1,044,768
Danaher Corp.	53,343	3,019,747
Dover Corp. (b)	38,929	1,281,543
Eastman Kodak Co. (b)	53,284	350,609
Eaton Corp. (b)	34,443	1,712,162
General Electric Co.	2,186,187	35,416,229
Honeywell International Inc.	151,677	4,979,556
Illinois Tool Works Inc. (b)	81,433	2,854,227
Ingersoll-Rand Co. Ltd. Class A (b)	66,975	1,162,016
ITT Industries Inc. (b)	37,585	1,728,534
Leggett & Platt Inc. (b)	32,959	500,647
Pall Corp.	23,982	681,808
Parker Hannifin Corp. (b)	33,971	1,445,126
Textron Inc. (b)	51,098	708,729
3M Co. (b)	143,962	8,283,573
Tyco International Ltd.	98,403	2,125,505

		67,294,779

MEDIA (2.37%)
CBS Corp. Class B (b)	140,147	1,147,804
Comcast Corp. Class A	600,436	10,135,360
DIRECTV Group Inc. (The) (a) (b)	113,113	2,591,419
Gannett Co. Inc. (b)	48,072	384,576
McGraw-Hill Companies Inc. (The)	65,819	1,526,343
Meredith Corp. (b)	6,969	119,309
New York Times Co. (The) Class A (b)	24,016	176,037
News Corp. Class A	478,783	4,352,137
Scripps Networks Interactive Inc. Class A (b)	18,872	415,184
Time Warner Inc.	746,568	7,510,474
Viacom Inc. Class B (a)	126,767	2,416,179
Walt Disney Co. (The) (b)	385,990	8,758,113
Washington Post Co. (The) Class B (b)	1,264	493,276

		40,026,211

METAL FABRICATE & HARDWARE (0.10%)
Precision Castparts Corp.	28,831	1,714,868

		1,714,868

MINING (0.56%)
Alcoa Inc.	165,008	1,857,990
Freeport-McMoRan Copper & Gold Inc. (b)	77,981	1,905,856

Security	Shares	Value

COMMON STOCKS (Cont.)

MINING (Cont.)
Newmont Mining Corp. (b)	94,643	$3,851,970
Titanium Metals Corp. (b)	18,784	165,487
Vulcan Materials Co. (b)	22,984	1,599,227

		9,380,530

OFFICE & BUSINESS EQUIPMENT (0.15%)
Pitney Bowes Inc. (b)	42,240	1,076,275
Xerox Corp. (b)	180,760	1,440,657

		2,516,932

OIL & GAS (11.13%)
Anadarko Petroleum Corp.	95,967	3,699,528
Apache Corp.	69,652	5,191,164
Cabot Oil & Gas Corp. (b)	21,889	569,114
Chesapeake Energy Corp. (b)	112,470	1,818,640
Chevron Corp.	423,136	31,299,370
ConocoPhillips	310,624	16,090,323
Devon Energy Corp.	91,936	6,041,115
ENSCO International Inc.	29,635	841,338
EOG Resources Inc. (b)	51,926	3,457,233
Exxon Mobil Corp.	1,059,003	84,540,208
Hess Corp.	59,137	3,172,109
Marathon Oil Corp.	147,151	4,026,051
Murphy Oil Corp. (b)	39,466	1,750,317
Nabors Industries Ltd. (a) (b)	59,373	710,695
Noble Corp. (b)	55,526	1,226,569
Noble Energy Inc.	36,091	1,776,399
Occidental Petroleum Corp.	168,863	10,130,091
Pioneer Natural Resources Co. (b)	24,383	394,517
Range Resources Corp. (b)	32,456	1,116,162
Rowan Companies Inc. (b)	23,674	376,417
Southwestern Energy Co. (a) (b)	71,121	2,060,375
Sunoco Inc.	24,551	1,066,986
Tesoro Corp.	28,979	381,653
Valero Energy Corp.	106,679	2,308,534
XTO Energy Inc.	120,020	4,233,105

		188,278,013

OIL & GAS SERVICES (1.32%)
Baker Hughes Inc.	63,879	2,048,600
BJ Services Co.	61,731	720,401
Cameron International Corp. (a)	45,499	932,729
Halliburton Co.	185,941	3,380,407
National Oilwell Varco Inc. (a)	86,498	2,114,011
Schlumberger Ltd.	249,200	10,548,636
Smith International Inc. (b)	45,734	1,046,851
Weatherford International Ltd. (a) (b)	141,058	1,526,248

		22,317,883

PACKAGING & CONTAINERS (0.20%)
Ball Corp.	19,771	822,276
Bemis Co. Inc.	20,963	496,404

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

PACKAGING & CONTAINERS (Cont.)
Owens-Illinois Inc. (a)	34,705	$948,488
Pactiv Corp. (a) (b)	27,499	684,175
Sealed Air Corp. (b)	32,383	483,802

		3,435,145

PHARMACEUTICALS (6.99%)
Abbott Laboratories	322,933	17,234,934
Allergan Inc.	63,729	2,569,553
AmerisourceBergen Corp.	32,838	1,171,003
Bristol-Myers Squibb Co.	411,983	9,578,605
Cardinal Health Inc. (b)	74,432	2,565,671
Cephalon Inc. (a) (b)	14,080	1,084,723
Eli Lilly and Co.	208,213	8,384,738
Express Scripts Inc. (a)	51,533	2,833,284
Forest Laboratories Inc. (a)	62,933	1,602,904
Gilead Sciences Inc. (a) (b)	191,446	9,790,548
Hospira Inc. (a) (b)	33,421	896,351
King Pharmaceuticals Inc. (a) (b)	51,510	547,036
Medco Health Solutions Inc. (a)	104,062	4,361,238
Merck & Co. Inc.	440,677	13,396,581
Mylan Inc. (a) (b)	64,014	633,098
Pfizer Inc.	1,403,459	24,855,259
Schering-Plough Corp.	338,318	5,761,556
Watson Pharmaceuticals Inc. (a) (b)	21,966	583,637
Wyeth	277,105	10,394,209

		118,244,928

PIPELINES (0.41%)
El Paso Corp.	144,094	1,128,256
Equitable Resources Inc. (b)	27,162	911,285
Questar Corp. (b)	36,393	1,189,687
Spectra Energy Corp. (b)	127,419	2,005,575
Williams Companies Inc. (The)	120,934	1,751,124

		6,985,927

REAL ESTATE (0.01%)
CB Richard Ellis Group Inc. Class A (a)	46,010	198,763

		198,763

REAL ESTATE INVESTMENT TRUSTS (0.86%)
Apartment Investment and Management Co. Class A (b)	21,530	248,672
AvalonBay Communities Inc.	16,199	981,335
Boston Properties Inc. (b)	25,177	1,384,735
Developers Diversified Realty Corp. (b)	25,176	122,859
Equity Residential (b)	56,898	1,696,698
HCP Inc. (b)	52,150	1,448,205
Host Hotels & Resorts Inc.	109,972	832,488
Kimco Realty Corp. (b)	47,059	860,239
ProLogis (b)	53,918	748,921
Public Storage (b)	25,953	2,063,264

Security	Shares	Value

COMMON STOCKS (Cont.)

REAL ESTATE INVESTMENT TRUSTS (Cont.)
Simon Property Group Inc. (b)	47,082	$2,501,467
Vornado Realty Trust (b)	28,384	1,712,974

		14,601,857

RETAIL (6.12%)
Abercrombie & Fitch Co. Class A	18,268	421,443
AutoNation Inc. (a) (b)	23,372	230,915
AutoZone Inc. (a)	7,929	1,105,858
Bed Bath & Beyond Inc. (a)	53,967	1,371,841
Best Buy Co. Inc.	70,002	1,967,756
Big Lots Inc. (a)	17,175	248,866
Costco Wholesale Corp. (b)	90,105	4,730,513
CVS Caremark Corp.	298,888	8,590,041
Darden Restaurants Inc. (b)	29,436	829,506
Family Dollar Stores Inc. (b)	29,368	765,624
GameStop Corp. Class A (a) (b)	33,806	732,238
Gap Inc. (The)	97,061	1,299,647
Home Depot Inc.	353,013	8,126,359
J.C. Penney Co. Inc. (b)	46,601	918,040
Kohl’s Corp. (a) (b)	63,116	2,284,799
Limited Brands Inc. (b)	54,571	547,893
Lowe’s Companies Inc.	305,008	6,563,772
Macy’s Inc. (b)	88,302	913,926
McDonald’s Corp.	232,257	14,444,063
Nordstrom Inc. (b)	32,788	436,408
Office Depot Inc. (a)	56,955	169,726
RadioShack Corp. (b)	24,694	294,846
Sears Holdings Corp. (a) (b)	11,789	458,238
Staples Inc. (b)	148,701	2,664,722
Starbucks Corp. (a)	153,953	1,456,395
Target Corp.	156,399	5,400,457
Tiffany & Co. (b)	25,563	604,054
TJX Companies Inc. (The) (b)	86,866	1,786,834
Walgreen Co. (b)	206,120	5,084,980
Wal-Mart Stores Inc.	465,368	26,088,530
Yum! Brands Inc. (b)	95,748	3,016,062

		103,554,352

SAVINGS & LOANS (0.20%)
Hudson City Bancorp Inc. (b)	109,136	1,741,811
People’s United Financial Inc. (b)	71,848	1,281,050
Sovereign Bancorp Inc. (a)	114,253	340,474

		3,363,335

SEMICONDUCTORS (2.08%)
Advanced Micro Devices Inc. (a)	127,547	275,502
Altera Corp.	60,918	1,017,940
Analog Devices Inc.	60,968	1,159,611
Applied Materials Inc.	278,050	2,816,647
Broadcom Corp. Class A (a) (b)	92,787	1,574,595
Intel Corp.	1,158,819	16,988,287
KLA-Tencor Corp. (b)	35,356	770,407

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

SEMICONDUCTORS (Cont.)
Linear Technology Corp. (b)	46,551	$1,029,708
LSI Corp. (a)	133,993	440,837
MEMC Electronic Materials Inc. (a) (b)	46,719	667,147
Microchip Technology Inc. (b)	37,816	738,546
Micron Technology Inc. (a) (b)	159,943	422,250
National Semiconductor Corp. (b)	40,401	406,838
Novellus Systems Inc. (a)	19,918	245,788
NVIDIA Corp. (a) (b)	113,547	916,324
QLogic Corp. (a) (b)	27,837	374,129
Teradyne Inc. (a)	35,964	151,768
Texas Instruments Inc.	268,848	4,172,521
Xilinx Inc. (b)	57,290	1,020,908

		35,189,753

SOFTWARE (4.02%)
Adobe Systems Inc. (a)	109,933	2,340,474
Autodesk Inc. (a)	47,035	924,238
Automatic Data Processing Inc.	105,459	4,148,757
BMC Software Inc. (a)	39,147	1,053,446
CA Inc. (b)	81,553	1,511,177
Citrix Systems Inc. (a) (b)	37,409	881,730
Compuware Corp. (a) (b)	51,332	346,491
Dun & Bradstreet Corp. (The)	11,166	862,015
Electronic Arts Inc. (a)	66,073	1,059,811
Fidelity National Information Services Inc.	39,862	648,555
Fiserv Inc. (a) (b)	33,750	1,227,488
IMS Health Inc.	38,122	577,930
Intuit Inc. (a) (b)	66,404	1,579,751
MasterCard Inc. Class A (b)	14,992	2,142,807
Microsoft Corp. (b)	1,593,243	30,972,644
Novell Inc. (a) (b)	74,108	288,280
Oracle Corp. (a)	815,309	14,455,429
Paychex Inc. (b)	66,422	1,745,570
Salesforce.com Inc. (a) (b)	21,862	699,803
Total System Services Inc. (b)	41,666	583,324

		68,049,720

TELECOMMUNICATIONS (6.13%)
American Tower Corp. Class A (a)	82,513	2,419,281
AT&T Inc.	1,226,583	34,957,616
CenturyTel Inc. (b)	21,210	579,669
Ciena Corp. (a) (b)	19,409	130,040
Cisco Systems Inc. (a)	1,219,726	19,881,534
Corning Inc.	321,758	3,066,354
Embarq Corp.	29,547	1,062,510
Frontier Communications Corp. (b)	65,299	570,713
Harris Corp.	28,206	1,073,238
JDS Uniphase Corp. (a) (b)	43,679	159,428
Juniper Networks Inc. (a) (b)	110,839	1,940,791
Motorola Inc. (b)	469,483	2,079,810
QUALCOMM Inc.	344,541	12,344,904

Security	Shares or Principal	Value

COMMON STOCKS (Cont.)

TELECOMMUNICATIONS (Cont.)
Qwest Communications International Inc. (b)	306,926	$1,117,211
Sprint Nextel Corp. (a)	591,504	1,082,452
Tellabs Inc. (a) (b)	81,837	337,168
Verizon Communications Inc.	591,203	20,041,782
Windstream Corp. (b)	91,100	838,120

		103,682,621

TEXTILES (0.04%)
Cintas Corp. (b)	27,457	637,826

		637,826

TOYS, GAMES & HOBBIES (0.12%)
Hasbro Inc. (b)	26,019	758,974
Mattel Inc. (b)	74,291	1,188,656

		1,947,630

TRANSPORTATION (2.08%)
Burlington Northern Santa Fe Corp.	58,529	4,431,231
C.H. Robinson Worldwide Inc. (b)	35,233	1,938,872
CSX Corp.	82,573	2,681,145
Expeditors International Washington Inc. (b)	43,983	1,463,314
FedEx Corp.	64,883	4,162,244
Norfolk Southern Corp. (b)	76,734	3,610,335
Ryder System Inc. (b)	11,550	447,909
Union Pacific Corp.	105,523	5,043,999
United Parcel Service Inc. Class B (b)	207,462	11,443,604

		35,222,653

TOTAL COMMON STOCKS
(Cost: $2,108,904,072)		1,636,983,131

SHORT-TERM INVESTMENTS (19.75%)

MONEY MARKET FUNDS (19.36%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (c) (d) (e)	280,706,198	280,706,198
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (c) (d) (e)	46,627,976	46,627,976

		327,334,174

U.S. TREASURY OBLIGATIONS (0.39%)
U.S. Treasury Bills
0.04%, 03/12/09 (f) (g)	$50,000	49,996
0.05%, 03/19/09 (f) (g)	600,000	599,941
0.05%, 03/26/09 (f) (g)	250,000	249,972

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

U.S. TREASURY OBLIGATIONS (Cont.)
0.08%, 04/16/09 (f) (g)	$600,000	$599,867
0.11%, 04/09/09 (f) (g)	100,000	99,970
0.12%, 04/02/09 (f) (g)	600,000	599,826
0.48%, 06/25/09 (f) (g)	4,400,000	4,389,792

		6,589,364

TOTAL SHORT-TERM INVESTMENTS
(Cost: $333,929,741)		333,923,538

TOTAL INVESTMENTS IN SECURITIES (116.55%)
(Cost: $2,442,833,813)		1,970,906,669

Other Assets, Less Liabilities (-16.55%)		(279,926,947)

NET ASSETS (100.00%)		$1,690,979,722

NVS–Non-Voting Shares

(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2008, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation

S&P 500 Index (March 2009)	1,194	$53,735,970	$331,427

		$53,735,970	$331,427

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (69.28%)
Active Stock Master Portfolio (a)		$44,345,603
CoreAlpha Bond Master Portfolio (a)		131,338,542

TOTAL MASTER PORTFOLIOS		175,684,145

EXCHANGE-TRADED FUNDS (29.37%)
iShares Barclays TIPS Bond Fund (a) (b)	229,459	22,771,511
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	41,373	1,827,859
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a) (b)	120,225	2,628,119
iShares MSCI Canada Index Fund (a)	108,459	1,890,440
iShares MSCI EAFE Index Fund (a) (b)	444,032	19,923,716
iShares MSCI EAFE Small Cap Index Fund (a)	90,512	2,327,064
iShares MSCI Emerging Markets Index Fund (a)	209,925	5,241,827
iShares S&P MidCap 400 Index Fund (a) (b)	223,970	11,973,436
iShares S&P SmallCap 600 Index Fund (a) (b)	133,986	5,895,384

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $91,694,032)		74,479,356

SHORT-TERM INVESTMENTS (10.18%)

MONEY MARKET FUNDS (10.18%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	22,901,477	22,901,477
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (a) (c) (d)	2,926,634	2,926,634

		25,828,111

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,828,111)		25,828,111

TOTAL INVESTMENTS (108.83%)		275,991,612

Other Assets, Less Liabilities (-8.83%)		(22,387,994)

NET ASSETS (100.00%)		$253,603,618

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (68.21%)
Active Stock Master Portfolio (a)		$138,099,998
CoreAlpha Bond Master Portfolio (a)		345,491,032

TOTAL MASTER PORTFOLIOS		483,591,030

EXCHANGE-TRADED FUNDS (30.50%)
iShares Barclays TIPS Bond Fund (a)	612,526	60,787,080
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	135,676	5,994,166
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a) (b)	401,307	8,772,571
iShares MSCI Canada Index Fund (a)	333,537	5,813,550
iShares MSCI EAFE Index Fund (a) (b)	1,363,579	61,183,790
iShares MSCI EAFE Small Cap Index Fund (a) (b)	266,655	6,855,700
iShares MSCI Emerging Markets Index Fund (a) (b)	626,454	15,642,556
iShares S&P MidCap 400 Index Fund (a) (b)	634,413	33,915,719
iShares S&P SmallCap 600 Index Fund (a) (b)	391,168	17,211,392

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $269,798,096)		216,176,524

SHORT-TERM INVESTMENTS (12.03%)

MONEY MARKET FUNDS (12.03%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	74,116,613	74,116,613
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (a) (c) (d)	11,175,082	11,175,082

		85,291,695

TOTAL SHORT-TERM INVESTMENTS
(Cost: $85,291,695)		85,291,695

TOTAL INVESTMENTS (110.74%)		785,059,249

Other Assets, Less Liabilities (-10.74%)		(76,106,944)

NET ASSETS (100.00%)		$708,952,305

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (62.15%)
Active Stock Master Portfolio (a)		$378,881,715
CoreAlpha Bond Master Portfolio (a)		395,354,428

TOTAL MASTER PORTFOLIOS		774,236,143

EXCHANGE-TRADED FUNDS (37.08%)
iShares Barclays TIPS Bond Fund (a)	650,675	64,572,987
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	467,668	20,661,572
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a) (b)	1,436,916	31,410,984
iShares MSCI Canada Index Fund (a)	864,346	15,065,551
iShares MSCI EAFE Index Fund (a) (b)	3,578,197	160,553,699
iShares MSCI EAFE Small Cap Index Fund (a) (b)	699,253	17,977,795
iShares MSCI Emerging Markets Index Fund (a)	1,636,814	40,871,246
iShares S&P MidCap 400 Index Fund (a) (b)	1,417,087	75,757,471
iShares S&P SmallCap 600 Index Fund (a) (b)	795,697	35,010,668

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $608,558,165)		461,881,973

SHORT-TERM INVESTMENTS (10.21%)

MONEY MARKET FUNDS (10.21%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	89,849,653	89,849,653
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (a) (c) (d)	37,285,620	37,285,620

		127,135,273

TOTAL SHORT-TERM INVESTMENTS
(Cost: $127,135,273)		127,135,273

TOTAL INVESTMENTS (109.44%)		1,363,253,389

Other Assets, Less Liabilities (-9.44%)		(117,582,577)

NET ASSETS (100.00%)		$1,245,670,812

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (57.32%)
Active Stock Master Portfolio (a)		$364,731,596
CoreAlpha Bond Master Portfolio (a)		181,021,972

TOTAL MASTER PORTFOLIOS		545,753,568

EXCHANGE-TRADED FUNDS (41.95%)
iShares Barclays TIPS Bond Fund (a)	288,305	28,611,388
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	480,787	21,241,170
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a)	1,474,787	32,238,844
iShares MSCI Canada Index Fund (a)	794,402	13,846,427
iShares MSCI EAFE Index Fund (a) (b)	3,370,837	151,249,456
iShares MSCI EAFE Small Cap Index Fund (a)	642,833	16,527,236
iShares MSCI Emerging Markets Index Fund (a) (b)	1,528,912	38,176,933
iShares S&P MidCap 400 Index Fund (a) (b)	1,228,046	65,651,339
iShares S&P SmallCap 600 Index Fund (a) (b)	725,579	31,925,476

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $549,751,914)		399,468,269

SHORT-TERM INVESTMENTS (12.59%)

MONEY MARKET FUNDS (12.59%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	96,463,396	96,463,396
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (a) (c) (d)	23,435,431	23,435,431

		119,898,827

TOTAL SHORT-TERM INVESTMENTS
(Cost: $119,898,827)		119,898,827

TOTAL INVESTMENTS (111.86%)		1,065,120,664

Other Assets, Less Liabilities (-11.86%)		(112,939,630)

NET ASSETS (100.00%)		$952,181,034

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (53.33%)
Active Stock Master Portfolio (a)		$321,598,290
CoreAlpha Bond Master Portfolio (a)		62,639,878

TOTAL MASTER PORTFOLIOS		384,238,168

EXCHANGE-TRADED FUNDS (45.86%)
iShares Barclays TIPS Bond Fund (a)	80,667	8,005,393
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	448,040	19,794,407
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a)	1,326,598	28,999,432
iShares MSCI Canada Index Fund (a)	697,820	12,163,003
iShares MSCI EAFE Index Fund (a) (b)	2,964,465	133,015,544
iShares MSCI EAFE Small Cap Index Fund (a)	562,946	14,473,342
iShares MSCI Emerging Markets Index Fund (a)	1,332,362	33,269,079
iShares S&P MidCap 400 Index Fund (a)	1,013,858	54,200,849
iShares S&P SmallCap 600 Index Fund (a) (b)	601,974	26,486,856

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $470,537,576)		330,407,905

SHORT-TERM INVESTMENTS (17.12%)

MONEY MARKET FUNDS (17.12%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	103,819,721	103,819,721
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (a) (c) (d)	19,562,829	19,562,829

		123,382,550

TOTAL SHORT-TERM INVESTMENTS
(Cost: $123,382,550)		123,382,550

TOTAL INVESTMENTS (116.31%)		838,028,623

Other Assets, Less Liabilities (-16.31%)		(117,489,286)

NET ASSETS (100.00%)		$720,539,337

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

MASTER PORTFOLIOS (49.11%)
Active Stock Master Portfolio (a)		$3,329,612
CoreAlpha Bond Master Portfolio (a)		56,678

TOTAL MASTER PORTFOLIOS		3,386,290

EXCHANGE-TRADED FUNDS (52.42%)
iShares Cohen & Steers Realty Majors Index Fund (a)	3,048	134,660
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund (a)	9,052	197,877
iShares MSCI Canada Index Fund (a)	8,176	142,508
iShares MSCI EAFE Index Fund (a)	33,276	1,493,094
iShares MSCI EAFE Small Cap Index Fund (a)	5,856	150,558
iShares MSCI Emerging Markets Index Fund (a)	14,995	374,425
iShares S&P MidCap 400 Index Fund (a) (b)	14,098	753,679
iShares S&P SmallCap 600 Index Fund (a) (b)	8,350	367,400

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $4,448,452)		3,614,201

SHORT-TERM INVESTMENTS (8.30%)

MONEY MARKET FUNDS (8.30%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (a) (c) (d)	491,886	491,886
Barclays Global Investors Funds Prime Money Fund, Institutional Shares
1.42% (a) (c) (d)	80,501	80,501

		572,387

TOTAL SHORT-TERM INVESTMENTS
(Cost: $572,387)		572,387

TOTAL INVESTMENTS (109.83%)		7,572,878

Other Assets, Less Liabilities (-9.83%)		(677,578)

NET ASSETS (100.00%)		$6,895,300

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Shares	Value

COMMON STOCKS (98.62%)

AEROSPACE & DEFENSE (2.10%)
General Dynamics Corp. (a)	110,074	$6,339,162
Goodrich Corp.	87,377	3,234,697
Lockheed Martin Corp.	14,725	1,238,078
Northrop Grumman Corp. (a)	187,034	8,424,011
Raytheon Co. (a)	22,558	1,151,360
United Technologies Corp. (a)	109,796	5,885,066

		26,272,374

AGRICULTURE (2.10%)
Altria Group Inc. (a)	168,773	2,541,721
Archer-Daniels-Midland Co.	15,707	452,833
Monsanto Co. (a)	84,252	5,927,128
Philip Morris International Inc.	393,683	17,129,147
UST Inc.	2,350	163,043

		26,213,872

AIRLINES (0.10%)
AMR Corp. (b)	38,702	412,950
Continental Airlines Inc. Class B (a) (b)	14,580	263,315
Southwest Airlines Co.	68,937	594,237

		1,270,502

APPAREL (0.02%)
Coach Inc. (b)	4,869	101,129
Jones Apparel Group Inc. (a)	13,252	77,657
Liz Claiborne Inc.	7,848	20,405

		199,191

AUTO MANUFACTURERS (0.05%)
Ford Motor Co. (a) (b)	173,902	398,236
General Motors Corp. (a)	85,722	274,310

		672,546

AUTO PARTS & EQUIPMENT (0.11%)
Autoliv Inc. (a)	30,474	653,972
Johnson Controls Inc.	4,214	76,526
TRW Automotive Holdings Corp. (a) (b)	9,913	35,687
WABCO Holdings Inc. (a)	35,084	553,976

		1,320,161

BANKS (4.75%)
Bank of America Corp.	788,251	11,098,574
Bank of New York Mellon Corp. (The)	216,180	6,124,379
BB&T Corp. (a)	86,794	2,383,363
Colonial BancGroup Inc. (The) (a)	18,539	38,376
Comerica Inc.	23,206	460,639
Discover Financial Services LLC	7,353	70,074
Fifth Third Bancorp (a)	69,829	576,788
First Horizon National Corp. (a)	30,360	320,905
Huntington Bancshares Inc. (a)	58,342	446,900
KeyCorp (a)	78,136	665,719
M&T Bank Corp. (a)	1,328	76,240

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (Cont.)
Marshall & Ilsley Corp. (a)	2,270	$30,963
National City Corp.	109,262	197,764
Northern Trust Corp.	65,116	3,395,148
PNC Financial Services Group Inc. (The)	54,692	2,679,908
Regions Financial Corp. (a)	107,967	859,417
State Street Corp.	67,858	2,668,855
SunTrust Banks Inc. (a)	3,996	118,042
U.S. Bancorp (a)	275,640	6,893,756
Wachovia Corp.	470,025	2,603,938
Wells Fargo & Co. (a)	578,772	17,062,199
Zions Bancorporation (a)	28,212	691,476

		59,463,423

BEVERAGES (2.72%)
Coca-Cola Co. (The)	249,835	11,310,030
Coca-Cola Enterprises Inc.	46,482	559,178
Molson Coors Brewing Co. Class B (a)	12,277	600,591
Pepsi Bottling Group Inc. (a)	44,470	1,001,020
PepsiAmericas Inc. (a)	107,862	2,196,070
PepsiCo Inc.	335,112	18,354,084

		34,020,973

BIOTECHNOLOGY (2.32%)
Amgen Inc. (b)	312,292	18,034,863
Biogen Idec Inc. (b)	69,384	3,304,760
Celgene Corp. (a) (b)	120,637	6,668,813
Genzyme Corp. (b)	1,759	116,745
Life Technologies Corp. (a) (b)	37,039	863,379
Vertex Pharmaceuticals Inc. (a) (b)	2,039	61,945

		29,050,505

BUILDING MATERIALS (0.15%)
Lennox International Inc. (a)	19,658	634,757
Masco Corp. (a)	113,979	1,268,586

		1,903,343

CHEMICALS (0.88%)
Air Products and Chemicals Inc.	11,111	558,550
Airgas Inc. (a)	37,922	1,478,579
Ashland Inc. (a)	40,918	430,048
CF Industries Holdings Inc. (a)	21,761	1,069,771
Cytec Industries Inc.	76,321	1,619,532
E.I. du Pont de Nemours and Co. (a)	8,146	206,094
Ecolab Inc.	1,399	49,175
FMC Corp. (a)	11,850	530,050
Lubrizol Corp. (a)	110,226	4,011,124
Mosaic Co. (The)	16,242	561,973
Praxair Inc.	1,806	107,204
Terra Industries Inc. (a)	22,155	369,324

		10,991,424

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

COAL (0.06%)
Massey Energy Co. (a)	56,816	$783,493

		783,493

COMMERCIAL SERVICES (1.65%)
Accenture Ltd.	254,089	8,331,578
Apollo Group Inc. Class A (a) (b)	65,758	5,038,378
Deluxe Corp.	4,497	67,275
H&R Block Inc. (a)	36,066	819,420
ITT Educational Services Inc. (a) (b)	13,392	1,271,972
Lender Processing Services Inc.	15,250	449,112
Manpower Inc. (a)	48,300	1,641,717
Moody’s Corp.	30,577	614,292
Strayer Education Inc. (a)	1,091	233,921
Ticketmaster Entertainment Inc. (b)	14,902	95,671
Tree.com Inc. (b)	2,312	6,011
Visa Inc. Class A (a)	5,471	286,954
Weight Watchers International Inc. (a)	6,586	193,760
Western Union Co. (a)	113,721	1,630,759

		20,680,820

COMPUTERS (3.77%)
Apple Inc. (b)	118,091	10,079,067
Dell Inc. (b)	45,863	469,637
Hewlett-Packard Co.	359,921	13,061,533
International Business Machines Corp.	214,264	18,032,458
Lexmark International Inc. Class A (a) (b)	23,051	620,072
Seagate Technology (a)	303,153	1,342,968
Sun Microsystems Inc. (a) (b)	165,622	632,676
Teradata Corp. (b)	181,153	2,686,499
Western Digital Corp. (b)	15,421	176,570

		47,101,480

COSMETICS & PERSONAL CARE (3.11%)
Avon Products Inc.	1,126	27,058
Colgate-Palmolive Co. (a)	77,945	5,342,350
Procter & Gamble Co. (The) (a)	543,324	33,588,290

		38,957,698

DISTRIBUTION & WHOLESALE (0.39%)
Genuine Parts Co. (a)	30,251	1,145,303
W.W. Grainger Inc. (a)	46,333	3,652,894
WESCO International Inc. (a) (b)	1,637	31,480

		4,829,677

DIVERSIFIED FINANCIAL SERVICES (4.52%)
American Express Co. (a)	155,212	2,879,183
AmeriCredit Corp. (a) (b)	19,596	149,713
Ameriprise Financial Inc.	81,898	1,913,137
Capital One Financial Corp. (a)	61,528	1,962,128
Charles Schwab Corp. (The) (a)	16,982	274,599
CIT Group Inc.	56,198	255,139
Citigroup Inc. (a)	1,042,944	6,998,154
CME Group Inc. (a)	10,558	2,197,225

Security	Shares	Value

COMMON STOCKS (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
Franklin Resources Inc.	20,441	$1,303,727
Goldman Sachs Group Inc. (The)	69,467	5,862,320
IntercontinentalExchange Inc. (a) (b)	11,878	979,222
Invesco Ltd. (a)	116,572	1,683,300
JPMorgan Chase & Co. (a)	627,011	19,769,657
Legg Mason Inc. (a)	21,915	480,158
Merrill Lynch & Co. Inc.	248,460	2,892,074
Morgan Stanley	172,994	2,774,824
NASDAQ OMX Group Inc. (The) (b)	21,015	519,281
NYSE Euronext Inc. (a)	108,519	2,971,250
SLM Corp. (a) (b)	72,710	647,119

		56,512,210

ELECTRIC (4.11%)
AES Corp. (The) (a) (b)	503,601	4,149,672
Allegheny Energy Inc. (a)	35,382	1,198,035
Alliant Energy Corp. (a)	8,258	240,968
American Electric Power Co. Inc.	15,329	510,149
Constellation Energy Group Inc. (a)	27,583	692,057
DTE Energy Co. (a)	28,381	1,012,350
Duke Energy Corp. (a)	85,963	1,290,305
Edison International (a)	332,523	10,680,639
Entergy Corp. (a)	92,542	7,693,016
Exelon Corp. (a)	83,836	4,662,120
FirstEnergy Corp.	229,502	11,149,207
FPL Group Inc.	8,471	426,345
Great Plains Energy Inc. (a)	20,881	403,630
MDU Resources Group Inc. (a)	27,491	593,256
Pepco Holdings Inc.	99,139	1,760,709
PG&E Corp. (a)	9,991	386,752
Pinnacle West Capital Corp.	9,520	305,878
Progress Energy Inc.	3,831	152,665
Public Service Enterprise Group Inc.	56,036	1,634,570
Southern Co. (The) (a)	65,228	2,413,436

		51,355,759

ELECTRICAL COMPONENTS & EQUIPMENT (0.84%)
Emerson Electric Co. (a)	286,405	10,485,287

		10,485,287

ELECTRONICS (0.48%)
Agilent Technologies Inc. (a) (b)	304,266	4,755,678
Flextronics International Ltd. (b)	86,079	220,362
Jabil Circuit Inc. (a)	142,209	959,911
Mettler-Toledo International Inc. (a) (b)	1,426	96,112

		6,032,063

ENGINEERING & CONSTRUCTION (0.36%)
Fluor Corp. (a)	81,335	3,649,501
Jacobs Engineering Group Inc. (a) (b)	5,488	263,973
McDermott International Inc. (a) (b)	64,726	639,493

		4,552,967

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

ENTERTAINMENT (0.02%)
International Game Technology Inc. (a)	20,313	$241,522
International Speedway Corp. Class A (a)	1,853	53,237

		294,759

ENVIRONMENTAL CONTROL (0.24%)
Republic Services Inc. (a)	80,114	1,986,026
Waste Management Inc. (a)	31,806	1,054,051

		3,040,077

FOOD (2.91%)
Campbell Soup Co. (a)	42,816	1,284,908
Dean Foods Co. (a) (b)	13,848	248,849
Flowers Foods Inc. (a)	18,490	450,416
General Mills Inc. (a)	234,764	14,261,913
H.J. Heinz Co. (a)	59,248	2,227,725
Kellogg Co. (a)	95,502	4,187,763
Kraft Foods Inc. Class A (a)	99,293	2,666,017
Kroger Co. (The) (a)	186,374	4,922,137
Safeway Inc.	935	22,225
Sara Lee Corp.	380,666	3,726,720
SUPERVALU Inc.	81,768	1,193,813
Sysco Corp. (a)	52,671	1,208,273

		36,400,759

FOREST PRODUCTS & PAPER (0.15%)
International Paper Co. (a)	162,974	1,923,093

		1,923,093

GAS (0.36%)
Energen Corp.	40,221	1,179,682
Sempra Energy (a)	25,179	1,073,381
UGI Corp. (a)	89,431	2,183,905

		4,436,968

HAND & MACHINE TOOLS (0.00%)
Black & Decker Corp. (The)	411	17,184

		17,184

HEALTH CARE-PRODUCTS (4.77%)
Alcon Inc.	52,498	4,682,297
Baxter International Inc. (a)	184,957	9,911,846
Becton, Dickinson and Co. (a)	64,263	4,394,947
Covidien Ltd.	174,353	6,318,553
Johnson & Johnson	395,702	23,674,851
Medtronic Inc.	145,373	4,567,620
St. Jude Medical Inc. (a) (b)	184,506	6,081,318

		59,631,432

HEALTH CARE-SERVICES (0.72%)
Health Net Inc. (b)	36,329	395,623
Humana Inc. (a) (b)	30,008	1,118,698

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE-SERVICES (Cont.)
UnitedHealth Group Inc.	102,340	$2,722,244
Universal Health Services Inc. Class B	22,858	858,775
WellCare Health Plans Inc. (a) (b)	19,306	248,275
WellPoint Inc. (a) (b)	87,682	3,694,043

		9,037,658

HOME BUILDERS (0.23%)
Centex Corp. (a)	41,776	444,497
D.R. Horton Inc. (a)	53,454	377,920
M.D.C. Holdings Inc. (a)	8,612	260,944
NVR Inc. (a) (b)	4,054	1,849,637

		2,932,998

HOME FURNISHINGS (0.03%)
Harman International Industries Inc. (a)	2,920	48,852
Whirlpool Corp. (a)	8,641	357,305

		406,157

HOUSEHOLD PRODUCTS & WARES (0.17%)
Clorox Co. (The) (a)	14,423	801,342
Kimberly-Clark Corp.	25,261	1,332,265

		2,133,607

INSURANCE (2.61%)
Aflac Inc.	6,401	293,422
Allstate Corp. (The) (a)	84,364	2,763,765
American International Group Inc.	305,501	479,637
Aon Corp.	43,340	1,979,771
Assurant Inc.	2,872	86,160
Axis Capital Holdings Ltd.	87,459	2,546,806
Chubb Corp.	56,257	2,869,107
Genworth Financial Inc. Class A	66,281	187,575
Hartford Financial Services Group Inc. (The)	30,112	494,439
Loews Corp.	7,679	216,932
Marsh & McLennan Companies Inc. (a)	102,646	2,491,218
MBIA Inc. (b)	30,180	122,833
MetLife Inc. (a)	77,944	2,717,128
Principal Financial Group Inc. (a)	40,208	907,495
Progressive Corp. (The) (a)	106,140	1,571,933
Protective Life Corp. (a)	8,210	117,813
Prudential Financial Inc.	66,093	1,999,974
Reinsurance Group of America Inc.	5,088	217,868
Torchmark Corp.	7,805	348,883
Travelers Companies Inc. (The)	167,186	7,556,807
Unum Group	26,177	486,892
W.R. Berkley Corp. (a)	68,071	2,110,201
XL Capital Ltd. Class A	36,887	136,482

		32,703,141

INTERNET (2.15%)
Akamai Technologies Inc. (a) (b)	1,816	27,403
eBay Inc. (a) (b)	422,774	5,901,925

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

INTERNET (Cont.)
Google Inc. Class A (b)	54,393	$16,734,006
Priceline.com Inc. (a) (b)	3,713	273,462
Symantec Corp. (a) (b)	289,955	3,920,192

		26,856,988

INVESTMENT COMPANIES (0.01%)
American Capital Ltd.	31,540	102,190

		102,190

IRON & STEEL (0.14%)
Nucor Corp. (a)	21,888	1,011,226
Reliance Steel & Aluminum Co.	39,162	780,890

		1,792,116

LEISURE TIME (0.01%)
Life Time Fitness Inc. (a) (b)	7,109	92,062

		92,062

LODGING (0.32%)
Choice Hotels International Inc. (a)	88,282	2,653,757
Wyndham Worldwide Corp.	137,322	899,459
Wynn Resorts Ltd. (b)	10,025	423,656

		3,976,872

MACHINERY (0.23%)
AGCO Corp. (a) (b)	3,189	75,229
Cummins Inc. (a)	35,451	947,605
Gardner Denver Inc. (a) (b)	12,375	288,833
Manitowoc Co. Inc. (The) (a)	88,608	767,345
Terex Corp. (a) (b)	42,382	734,056

		2,813,068

MANUFACTURING (3.86%)
Danaher Corp. (a)	15,742	891,155
Dover Corp. (a)	164,383	5,411,488
General Electric Co.	1,479,466	23,967,349
Honeywell International Inc.	159,804	5,246,365
Illinois Tool Works Inc.	10,435	365,747
ITT Industries Inc.	5,648	259,752
Parker Hannifin Corp. (a)	28,461	1,210,731
3M Co.	137,723	7,924,581
Tyco International Ltd. (a)	136,792	2,954,707

		48,231,875

MEDIA (2.27%)
CBS Corp. Class B (a)	185,929	1,522,759
Comcast Corp. Class A (a)	186,990	3,156,391
DIRECTV Group Inc. (The) (a) (b)	169,664	3,887,002
Dish Network Corp. Class A (a) (b)	69,194	767,361
Gannett Co. Inc. (a)	122,145	977,160
McGraw-Hill Companies Inc. (The)	49,127	1,139,255
News Corp. Class A	7,590	68,993

Security	Shares	Value

COMMON STOCKS (Cont.)

MEDIA (Cont.)
Time Warner Inc. (a)	1,110,187	$11,168,481
Viacom Inc. Class B (a) (b)	145,643	2,775,956
Walt Disney Co. (The) (a)	131,159	2,975,998

		28,439,356

METAL FABRICATE & HARDWARE (0.09%)
Precision Castparts Corp.	1,967	116,997
Timken Co. (The) (a)	49,028	962,420

		1,079,417

MINING (0.68%)
Century Aluminum Co. (a) (b)	9,126	91,260
Freeport-McMoRan Copper & Gold Inc. (a)	108,068	2,641,182
Newmont Mining Corp.	97,764	3,978,995
Vulcan Materials Co.	24,906	1,732,959

		8,444,396

OIL & GAS (11.09%)
Apache Corp.	75,861	5,653,920
Cabot Oil & Gas Corp. (a)	12,915	335,790
Chesapeake Energy Corp. (a)	107,330	1,735,526
Chevron Corp.	200,560	14,835,423
ConocoPhillips (a)	318,284	16,487,111
Devon Energy Corp.	49,437	3,248,505
ENSCO International Inc.	129,621	3,679,940
Exxon Mobil Corp. (a)	826,898	66,011,267
Marathon Oil Corp.	9,220	252,259
Noble Corp. (a)	124,367	2,747,267
Noble Energy Inc. (a)	144,105	7,092,848
Occidental Petroleum Corp. (a)	163,112	9,785,089
Petrohawk Energy Corp. (a) (b)	8,070	126,134
Southwestern Energy Co. (b)	4,260	123,412
St. Mary Land & Exploration Co. (a)	905	18,381
Ultra Petroleum Corp. (a) (b)	6,437	222,141
Valero Energy Corp. (a)	45,959	994,553
XTO Energy Inc. (a)	151,541	5,344,851

		138,694,417

OIL & GAS SERVICES (1.01%)
Baker Hughes Inc.	127,671	4,094,409
Dresser-Rand Group Inc. (a) (b)	18,787	324,076
Halliburton Co. (a)	176,136	3,202,152
National Oilwell Varco Inc. (b)	5,849	142,950
Oil States International Inc. (a) (b)	6,068	113,411
Schlumberger Ltd.	59,839	2,532,985
Smith International Inc. (a)	32,669	747,793
Superior Energy Services Inc. (a) (b)	95,563	1,522,319

		12,680,095

PACKAGING & CONTAINERS (0.30%)
Crown Holdings Inc. (a) (b)	19,614	376,589
Owens-Illinois Inc. (b)	48,868	1,335,562

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

PACKAGING & CONTAINERS (Cont.)
Packaging Corp. of America (a)	5,173	$69,629
Sonoco Products Co.	84,840	1,964,894

		3,746,674

PHARMACEUTICALS (7.30%)
Abbott Laboratories	105,137	5,611,162
Bristol-Myers Squibb Co. (a)	595,692	13,849,839
Eli Lilly and Co.	382,901	15,419,423
Express Scripts Inc. (a) (b)	72,024	3,959,880
Forest Laboratories Inc. (b)	228,777	5,826,950
Gilead Sciences Inc. (a) (b)	15,792	807,603
King Pharmaceuticals Inc. (a) (b)	131,101	1,392,293
Medco Health Solutions Inc. (b)	128,557	5,387,824
Merck & Co. Inc. (a)	249,521	7,585,438
Mylan Inc. (a) (b)	94,051	930,164
Pfizer Inc.	1,489,293	26,375,379
Schering-Plough Corp. (a)	101,615	1,730,503
Sepracor Inc. (b)	2,800	30,744
Wyeth	63,408	2,378,434

		91,285,636

PIPELINES (0.69%)
Questar Corp. (a)	60,034	1,962,511
Williams Companies Inc. (The) (a)	464,200	6,721,616

		8,684,127

REAL ESTATE (0.02%)
Jones Lang LaSalle Inc. (a)	9,147	253,372

		253,372

REAL ESTATE INVESTMENT TRUSTS (1.15%)
Apartment Investment and Management Co. Class A	15,279	176,472
AvalonBay Communities Inc. (a)	12,153	736,229
Boston Properties Inc. (a)	1,746	96,030
CBL & Associates Properties Inc. (a)	3,171	20,612
Developers Diversified Realty Corp. (a)	18,629	90,910
Equity Residential	1,139	33,965
HCP Inc.	30,486	846,596
Hospitality Properties Trust	11,031	164,031
Host Hotels & Resorts Inc. (a)	443,100	3,354,267
ProLogis (a)	73,933	1,026,929
Public Storage (a)	66,962	5,323,479
Simon Property Group Inc. (a)	35,473	1,884,680
SL Green Realty Corp. (a)	7,730	200,207
Vornado Realty Trust	7,345	443,271

		14,397,678

RETAIL (5.50%)
Abercrombie & Fitch Co. Class A	4,475	103,238
AutoZone Inc. (a) (b)	1,272	177,406
Big Lots Inc. (a) (b)	117,338	1,700,228

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
BJ’s Wholesale Club Inc. (a) (b)	64,006	$2,192,846
Collective Brands Inc. (b)	3,870	45,356
CVS Caremark Corp.	142,684	4,100,738
Dollar Tree Inc. (a) (b)	96,763	4,044,693
Family Dollar Stores Inc. (a)	19,253	501,926
Gap Inc. (The) (a)	293,036	3,923,752
Home Depot Inc. (a)	273,983	6,307,089
HSN Inc. (b)	14,902	108,338
Kohl’s Corp. (a) (b)	3,889	140,782
Lowe’s Companies Inc. (a)	30,869	664,301
Macy’s Inc. (a)	32,802	339,501
McDonald’s Corp. (a)	265,933	16,538,373
Office Depot Inc. (a) (b)	143,432	427,427
OfficeMax Inc. (a)	16,434	125,556
Penske Automotive Group Inc. (a)	47,011	361,044
RadioShack Corp. (a)	115,629	1,380,610
Starbucks Corp. (b)	6,297	59,570
Target Corp. (a)	15,000	517,950
TJX Companies Inc. (The) (a)	143,446	2,950,684
Walgreen Co.	3,495	86,222
Wal-Mart Stores Inc.	391,504	21,947,714

		68,745,344

SAVINGS & LOANS (0.32%)
Hudson City Bancorp Inc. (a)	35,357	564,298
New York Community Bancorp Inc. (a)	155,741	1,862,662
People’s United Financial Inc. (a)	54,580	973,161
Sovereign Bancorp Inc. (b)	217,386	647,810

		4,047,931

SEMICONDUCTORS (1.91%)
Atmel Corp. (a) (b)	16,741	52,399
Broadcom Corp. Class A (b)	9,132	154,970
Integrated Device Technology Inc. (b)	111,466	625,324
Intel Corp. (a)	1,292,160	18,943,066
LSI Corp. (a) (b)	493,203	1,622,638
Marvell Technology Group Ltd. (a) (b)	75,640	504,519
MEMC Electronic Materials Inc. (a) (b)	52,917	755,655
NVIDIA Corp. (a) (b)	93,147	751,696
QLogic Corp. (a) (b)	37,281	501,057
Teradyne Inc. (b)	4,314	18,205

		23,929,529

SOFTWARE (4.61%)
Adobe Systems Inc. (b)	307,826	6,553,616
Autodesk Inc. (a) (b)	172,144	3,382,630
Broadridge Financial Solutions Inc.	27,056	339,282
CA Inc. (a)	29,716	550,637
Dun & Bradstreet Corp. (The) (a)	27,825	2,148,090
IMS Health Inc. (a)	222,075	3,366,657
MasterCard Inc. Class A (a)	26,413	3,775,210
Metavante Technologies Inc. (b)	34,472	555,344

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Shares	Value

COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
Microsoft Corp.	1,393,650	$27,092,556
Oracle Corp. (b)	499,773	8,860,975
Paychex Inc. (a)	40,070	1,053,040

		57,678,037

TELECOMMUNICATIONS (5.47%)
ADTRAN Inc. (a)	21,977	327,018
AT&T Inc. (a)	862,992	24,595,272
Ciena Corp. (a) (b)	22,127	148,251
Cisco Systems Inc. (b)	930,112	15,160,826
Embarq Corp. (a)	79,282	2,850,981
Harris Corp.	30,062	1,143,859
Millicom International Cellular SA (a)	7,609	341,720
Motorola Inc.	401,797	1,779,961
QUALCOMM Inc. (a)	191,211	6,851,090
Sprint Nextel Corp. (a) (b)	1,150,843	2,106,043
Telephone and Data Systems Inc. Special	8,945	251,355
Tellabs Inc. (b)	38,887	160,214
United States Cellular Corp. (a) (b)	3,312	143,211
Verizon Communications Inc. (a)	369,698	12,532,762

		68,392,563

TOYS, GAMES & HOBBIES (0.34%)
Hasbro Inc. (a)	147,011	4,288,311

		4,288,311

TRANSPORTATION (2.35%)
Burlington Northern Santa Fe Corp. (a)	69,348	5,250,337
CSX Corp.	79,218	2,572,208
FedEx Corp.	56,452	3,621,396
Kirby Corp. (a) (b)	84,424	2,309,841
Landstar System Inc. (a)	19,437	746,964
Norfolk Southern Corp. (a)	110,668	5,206,929
Union Pacific Corp. (a)	123,860	5,920,508
United Parcel Service Inc. Class B (a)	64,816	3,575,251
UTi Worldwide Inc.	8,964	128,544
YRC Worldwide Inc. (b)	27,833	79,881

		29,411,859

TOTAL COMMON STOCKS
(Cost: $1,630,675,991)		1,233,691,514

SHORT-TERM INVESTMENTS (18.86%)

MONEY MARKET FUNDS (18.57%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (c) (d) (e)	211,757,635	211,757,635

	Shares or Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (Cont.)
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (c) (d) (e)	20,621,569	$20,621,569

		232,379,204

U.S. TREASURY OBLIGATIONS (0.29%)
U.S. Treasury Bill
0.48%, 06/25/09 (f) (g)	$3,650,000	3,641,532

		3,641,532

TOTAL SHORT-TERM INVESTMENTS
(Cost: $236,025,655)		236,020,736

TOTAL INVESTMENTS IN SECURITIES (117.48%)
(Cost: $1,866,701,646)		1,469,712,250

Other Assets, Less Liabilities (-17.48%)		(218,725,436)

NET ASSETS (100.00%)		$1,250,986,814

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	Non-income earning security.
(c)	Affiliated issuer. See Note 2.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.
(f)	The rate quoted is the yield to maturity.
(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2008, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation

S&P 500 Index (March 2009)	669	$30,108,345	$379,313

		$30,108,345	$379,313

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2008

Security	Principal	Value

CORPORATE BONDS & NOTES (34.03%)

AEROSPACE & DEFENSE (0.57%)
General Dynamics Corp.
5.25%, 02/01/14	$1,300,000	$1,332,267
TransDigm Inc.
7.75%, 07/15/14	250,000	205,000
United Technologies Corp.
6.13%, 02/01/19	4,500,000	4,814,523

		6,351,790

AGRICULTURE (1.08%)
Altria Group Inc.
9.70%, 11/10/18	2,750,000	2,972,282
Philip Morris International Inc.
4.88%, 05/16/13 (a)	2,200,000	2,206,296
5.65%, 05/16/18	2,800,000	2,775,732
Reynolds American Inc.
2.70%, 06/15/11	5,060,000	4,096,763

		12,051,073

AUTO MANUFACTURERS (0.51%)
DaimlerChrysler North America Holding Corp.
2.35%, 03/13/09	5,000,000	4,997,485
8.50%, 01/18/31	1,000,000	731,222

		5,728,707

AUTO PARTS & EQUIPMENT (0.09%)
Goodyear Tire & Rubber Co. (The)
7.86%, 08/15/11	1,250,000	1,037,500

		1,037,500

BANKS (3.95%)
American Express Bank FSB
5.55%, 10/17/12	5,700,000	5,414,686
American Express Centurion Bank
5.20%, 11/26/10	1,200,000	1,164,888
Bank of America Corp.
5.49%, 03/15/19	3,500,000	3,014,336
5.65%, 05/01/18 (a)	4,000,000	4,023,736
5.75%, 12/01/17	1,500,000	1,497,661
6.00%, 09/01/17	1,125,000	1,142,575
HSBC Bank USA
5.88%, 11/01/34	1,700,000	1,655,076
HSBC Holdings PLC
5.25%, 12/12/12	3,000,000	3,014,190
6.50%, 09/15/37 (a)	2,400,000	2,437,404
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	2,400,000	2,420,830
Wachovia Bank N.A.
6.00%, 11/15/17	8,500,000	8,205,271
Wachovia Corp.
5.30%, 10/15/11	2,750,000	2,652,169
Wells Fargo & Co.
5.25%, 10/23/12	7,300,000	7,435,305

		44,078,127

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

BIOTECHNOLOGY (0.14%)
Genentech Inc.
4.75%, 07/15/15	$1,500,000	$1,509,096

		1,509,096

BUILDING MATERIALS (0.05%)
CRH America Inc.
6.00%, 09/30/16	800,000	498,235

		498,235

CHEMICALS (0.25%)
Lubrizol Corp.
4.63%, 10/01/09	2,592,000	2,545,963
Mosaic Co. (The)
7.63%, 12/01/16 (b) (c)	250,000	200,000

		2,745,963

COMMERCIAL SERVICES (0.02%)
Service Corp. International
6.75%, 04/01/15	250,000	197,500

		197,500

COMPUTERS (0.22%)
International Business Machines Corp.
7.63%, 10/15/18	2,050,000	2,458,350

		2,458,350

COSMETICS & PERSONAL CARE (0.10%)
Procter & Gamble Co. (The)
5.50%, 02/01/34	1,100,000	1,149,052

		1,149,052

DIVERSIFIED FINANCIAL SERVICES (6.95%)
Allstate Life Global Funding Trusts
5.38%, 04/30/13	5,250,000	5,168,089
Ameriprise Financial Inc.
7.52%, 06/01/16	500,000	270,757
Associates Corp. of North America
6.95%, 11/01/18	1,500,000	1,482,331
Bear Stearns Companies Inc. (The)
6.40%, 10/02/17	4,500,000	4,676,301
BP Capital Markets PLC
5.25%, 11/07/13	2,000,000	2,087,872
Capital One Financial Corp.
2.47%, 09/10/09	2,940,000	2,800,450
CIT Group Funding Co. of Canada
5.60%, 11/02/11	950,000	774,602
CIT Group Inc.
5.80%, 07/28/11	800,000	670,366
6.10%, 03/15/17	750,000	231,595
Citigroup Inc.
4.13%, 02/22/10 (a)	2,000,000	1,970,850
5.30%, 10/17/12	1,000,000	963,726

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
5.50%, 04/11/13	$1,750,000	$1,703,947
5.50%, 02/15/17	3,750,000	3,411,746
5.85%, 07/02/13	2,800,000	2,702,168
6.13%, 11/21/17 (a)	1,600,000	1,616,864
6.13%, 08/25/36	1,700,000	1,522,851
6.50%, 08/19/13	1,400,000	1,412,720
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	500,000	510,070
Countrywide Home Loans Inc.
4.00%, 03/22/11	800,000	761,596
Credit Agricole SA Series E
2.20%, 03/13/16	2,700,000	2,539,566
Credit Suisse First Boston USA Inc.
4.88%, 01/15/15	900,000	812,819
5.13%, 01/15/14	1,400,000	1,318,656
General Electric Capital Corp.
6.75%, 03/15/32	2,000,000	2,126,452
Genworth Global Funding Trusts
5.75%, 05/15/13	1,000,000	679,498
Goldman Sachs Group Inc. (The)
5.45%, 11/01/12	1,800,000	1,717,034
5.95%, 01/18/18	3,100,000	2,939,333
6.15%, 04/01/18	1,500,000	1,441,441
6.75%, 10/01/37	1,150,000	933,648
International Lease Finance Corp.
6.63%, 11/15/13 (a)	4,200,000	2,829,910
JPMorgan Chase & Co.
4.75%, 05/01/13 (a)	3,100,000	3,058,984
5.60%, 06/01/11 (a)	1,300,000	1,306,136
6.40%, 05/15/38 (a)	1,300,000	1,537,848
Merrill Lynch & Co. Inc.
5.45%, 07/15/14	2,500,000	2,471,307
6.88%, 04/25/18	6,350,000	6,642,265
Morgan Stanley
5.25%, 11/02/12	700,000	636,632
5.95%, 12/28/17	850,000	705,484
6.00%, 04/28/15	3,400,000	2,933,282
6.25%, 08/28/17 (a)	1,500,000	1,277,830
Williams Companies Inc. (The) Credit Linked Certificate Trust
6.75%, 04/15/09 (b)	5,000,000	4,956,250

		77,603,276

ELECTRIC (3.39%)
CMS Energy Corp.
7.75%, 08/01/10	500,000	492,315
Commonwealth Edison Co.
4.70%, 04/15/15	1,000,000	896,433
5.88%, 02/01/33	3,500,000	2,925,457
Dominion Resources Inc.
6.40%, 06/15/18	5,250,000	5,140,816
DPL Inc.
8.00%, 03/31/09	3,750,000	3,764,899

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

ELECTRIC (Cont.)
Duke Energy Corp.
6.25%, 06/15/18	$2,500,000	$2,413,627
Edison Mission Energy
7.63%, 05/15/27	750,000	581,250
Florida Power Corp.
5.65%, 06/15/18	1,000,000	1,036,980
MidAmerican Energy Holdings Co.
5.75%, 04/01/18	8,250,000	8,047,495
Mirant Americas Generation LLC
8.30%, 05/01/11	500,000	485,000
9.13%, 05/01/31	250,000	185,000
Northern States Power
5.25%, 07/15/35	2,500,000	2,303,195
Oncor Electric Delivery Co.
5.95%, 09/01/13 (b)	2,750,000	2,564,730
Pacific Gas and Electric Co.
5.63%, 11/30/17	1,500,000	1,536,286
PSEG Power LLC
6.95%, 06/01/12	2,300,000	2,269,341
Southern California Edison Co.
5.50%, 08/15/18	1,250,000	1,306,860
Virginia Electric and Power Co.
6.35%, 11/30/37	1,250,000	1,268,711
8.88%, 11/15/38	500,000	632,781

		37,851,176

ENVIRONMENTAL CONTROL (0.04%)
Allied Waste North America Inc.
7.25%, 03/15/15	500,000	465,000

		465,000

FOOD (1.16%)
Dean Foods Co.
7.00%, 06/01/16 (a)	250,000	212,500
Kellogg Co.
5.13%, 12/03/12	2,300,000	2,299,223
Kraft Foods Inc.
6.00%, 02/11/13	500,000	508,114
6.13%, 02/01/18	2,500,000	2,449,743
6.13%, 08/23/18 (a)	2,000,000	1,971,748
6.75%, 02/19/14	800,000	830,213
Kroger Co. (The)
6.40%, 08/15/17	500,000	504,232
7.50%, 01/15/14	1,750,000	1,839,598
8.05%, 02/01/10	930,000	945,241
Safeway Inc.
6.25%, 03/15/14	1,100,000	1,105,704
SUPERVALU Inc.
7.88%, 08/01/09 (a)	250,000	243,750

		12,910,066

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

HEALTH CARE-PRODUCTS (0.28%)
Baxter International Inc.
5.38%, 06/01/18	$3,000,000	$3,136,092

		3,136,092

HEALTH CARE-SERVICES (0.86%)
Aetna Inc.
6.50%, 09/15/18	1,000,000	952,798
6.75%, 12/15/37	500,000	421,209
Community Health Systems Inc.
8.88%, 07/15/15 (a) (b)	1,000,000	920,000
Res-Care Inc.
7.75%, 10/15/13 (c)	250,000	203,750
UnitedHealth Group Inc.
1.71%, 06/21/10	5,320,000	4,792,735
5.50%, 11/15/12	2,500,000	2,278,200

		9,568,692

HOUSEHOLD PRODUCTS & WARES (0.08%)
Kimberly-Clark Corp.
7.50%, 11/01/18	750,000	883,169

		883,169

INSURANCE (1.12%)
American International Group Inc.
8.18%, 05/15/38 (b)	900,000	350,123
Chubb Corp.
5.75%, 05/15/18	500,000	480,084
6.00%, 05/11/37	800,000	764,331
6.50%, 05/15/38 (a)	800,000	763,724
Genworth Financial Inc.
6.15%, 11/15/16	2,500,000	236,935
Lincoln National Corp.
6.05%, 04/20/17	1,100,000	440,000
Markel Corp.
7.35%, 08/15/34	1,000,000	677,960
MetLife Inc.
5.38%, 12/15/12	4,500,000	4,240,085
6.40%, 12/15/36	1,000,000	600,000
Prudential Financial Inc.
5.15%, 01/15/13	1,750,000	1,421,441
Travelers Companies Inc. (The)
5.80%, 05/15/18	1,250,000	1,204,175
6.25%, 03/15/37	500,000	327,519
6.25%, 06/15/37	1,000,000	961,471

		12,467,848

IRON & STEEL (0.66%)
Ispat Inland ULC
9.75%, 04/01/14	8,538,000	7,307,862

		7,307,862

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

MACHINERY (0.17%)
Case New Holland Inc.
6.00%, 06/01/09 (a) (c)	$2,000,000	$1,940,000

		1,940,000

MEDIA (1.25%)
Comcast Corp.
5.70%, 05/15/18 (a)	7,050,000	6,611,546
CSC Holdings Inc.
7.63%, 04/01/11	500,000	471,250
EchoStar DBS Corp.
6.38%, 10/01/11	500,000	465,000
Time Warner Cable Inc.
6.75%, 07/01/18	3,900,000	3,754,940
Time Warner Entertainment Co.
8.38%, 07/15/33	1,300,000	1,311,868
Walt Disney Co. (The)
4.50%, 12/15/13	1,300,000	1,308,576

		13,923,180

MINING (0.08%)
Vale Overseas Ltd.
6.88%, 11/21/36	1,000,000	907,700

		907,700

OFFICE & BUSINESS EQUIPMENT (0.83%)
Xerox Corp.
2.60%, 12/18/09	2,750,000	2,542,251
6.35%, 05/15/18	1,950,000	1,525,083
6.88%, 08/15/11 (a)	250,000	216,102
7.13%, 06/15/10	3,000,000	2,815,863
9.75%, 01/15/09	2,200,000	2,197,789

		9,297,088

OIL & GAS (1.48%)
Burlington Resources Finance Co.
7.20%, 08/15/31	2,300,000	2,460,694
Chesapeake Energy Corp.
6.88%, 01/15/16	500,000	400,000
Enterprise Products Operating LP
7.50%, 02/01/11	3,600,000	3,535,862
Enterprise Products Operating LP Series B
4.63%, 10/15/09	2,000,000	1,937,082
5.75%, 03/01/35	1,500,000	992,928
Forest Oil Corp.
7.25%, 06/15/19	250,000	182,500
8.00%, 12/15/11 (a)	500,000	456,250
Marathon Oil Corp.
6.60%, 10/01/37	1,000,000	756,020
Parker Drilling Co.
9.63%, 10/01/13	500,000	387,500
Range Resources Corp.
7.50%, 05/15/16	250,000	216,875

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

OIL & GAS (Cont.)
Shell International Finance BV
6.38%, 12/15/38	$3,000,000	$3,374,967
XTO Energy Inc.
5.50%, 06/15/18	2,000,000	1,810,554

		16,511,232

PACKAGING & CONTAINERS (0.04%)
Crown Americas Inc.
7.63%, 11/15/13	500,000	495,000

		495,000

PHARMACEUTICALS (0.12%)
Bristol-Myers Squibb Co.
5.45%, 05/01/18 (a)	1,300,000	1,345,997

		1,345,997

PIPELINES (1.26%)
Colorado Interstate Gas Co.
6.80%, 11/15/15	176,000	151,623
Copano Energy LLC
8.13%, 03/01/16	250,000	181,250
El Paso Corp.
7.80%, 08/01/31	250,000	162,876
Energy Transfer Partners LP
9.70%, 03/15/19	1,900,000	1,957,781
Kinder Morgan Energy Partners LP
5.85%, 09/15/12	3,500,000	3,205,297
6.30%, 02/01/09	3,890,000	3,886,250
Pacific Energy Partners LP
6.25%, 09/15/15	250,000	185,922
Plains All American Pipeline LP
6.70%, 05/15/36	1,000,000	661,824
TransCanada Pipelines Ltd.
6.50%, 08/15/18	3,750,000	3,678,979

		14,071,802

REAL ESTATE (0.07%)
Westfield Capital Corp. Ltd.
4.38%, 11/15/10 (b)	1,000,000	809,412

		809,412

REAL ESTATE INVESTMENT TRUSTS (0.54%)
Omega Healthcare Investors Inc.
7.00%, 01/15/16 (c)	250,000	187,500
Simon Property Group LP
5.00%, 03/01/12	2,000,000	1,580,188
5.30%, 05/30/13	2,500,000	1,868,983
5.75%, 05/01/12	3,000,000	2,398,173

		6,034,844

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

RETAIL (1.00%)
CVS Caremark Corp.
2.50%, 06/01/10	$4,000,000	$3,680,444
Home Depot Inc.
2.05%, 12/16/09	1,000,000	944,731
Inergy LP
6.88%, 12/15/14	750,000	585,000
8.25%, 03/01/16	250,000	195,000
J.C. Penney Co. Inc.
7.65%, 08/15/16	250,000	196,017
7.95%, 04/01/17	250,000	190,651
McDonald’s Corp.
5.80%, 10/15/17	1,000,000	1,069,368
Wal-Mart Stores Inc.
6.50%, 08/15/37 (a)	1,100,000	1,306,045
Yum! Brands Inc.
6.25%, 03/15/18	2,500,000	2,157,213
6.88%, 11/15/37	1,100,000	871,705

		11,196,174

SOFTWARE (0.53%)
Oracle Corp.
5.25%, 01/15/16	1,500,000	1,527,167
5.75%, 04/15/18	4,150,000	4,340,767

		5,867,934

TELECOMMUNICATIONS (4.64%)
AT&T Inc.
4.95%, 01/15/13 (a)	1,500,000	1,508,289
5.50%, 02/01/18	1,250,000	1,263,281
AT&T Wireless Services Inc.
8.75%, 03/01/31	1,000,000	1,250,086
BellSouth Corp.
6.55%, 06/15/34	4,000,000	4,055,996
Citizens Communications Co.
6.25%, 01/15/13	500,000	425,000
Deutsche Telekom International Finance AG
8.50%, 06/15/10	3,250,000	3,347,741
8.75%, 06/15/30	3,500,000	4,315,997
Embarq Corp.
6.74%, 06/01/13	1,750,000	1,478,750
France Telecom SA
7.75%, 03/01/11	3,300,000	3,472,603
8.50%, 03/01/31	2,000,000	2,510,984
Koninklijke KPN NV
8.00%, 10/01/10	1,500,000	1,513,805
Rogers Wireless Inc.
6.38%, 03/01/14	2,000,000	1,901,194
7.50%, 03/15/15 (a)	750,000	742,596
Telecom Italia Capital SA
4.00%, 01/15/10	1,680,000	1,545,600
5.25%, 10/01/15	2,500,000	1,903,125

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

TELECOMMUNICATIONS (Cont.)
7.00%, 06/04/18	$3,300,000	$2,677,125
Telefonica Emisiones SAU
1.83%, 06/19/09	2,630,000	2,546,129
5.86%, 02/04/13	3,600,000	3,499,376
6.22%, 07/03/17	2,100,000	2,068,914
Verizon Communications Inc.
5.25%, 04/15/13 (a)	4,500,000	4,517,213
8.75%, 11/01/18	2,000,000	2,346,444
8.95%, 03/01/39	500,000	645,845
Vodafone Group PLC
5.63%, 02/27/17	950,000	895,137
7.88%, 02/15/30	1,250,000	1,342,556

		51,773,786

TRANSPORTATION (0.50%)
CNF Inc.
6.70%, 05/01/34	2,500,000	1,686,368
CSX Corp.
5.75%, 03/15/13 (a)	2,600,000	2,443,015
6.15%, 05/01/37	1,750,000	1,400,369

		5,529,752

TOTAL CORPORATE BONDS & NOTES
(Cost: $399,914,761)		379,702,475

ASSET-BACKED SECURITIES (6.48%)
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A3
5.19%, 11/06/11	3,899,054	3,815,800
AmeriCredit Prime Automobile Receivables Series 2007-2-M Class A2B
2.26%, 11/08/10	1,128,723	1,108,304
Asset Backed Funding Corp. Certificates Series 2005-OPT1 Class A1SS
0.72%, 07/25/35 (b)	3,126,425	2,812,426
Asset Backed Funding Corp. Certificates Series 2006-OPT2 Class A3B
0.58%, 10/25/36 (c)	3,100,000	2,668,170
Bear Stearns Asset Backed Securities Trust Series 2005-HE7 Class 1A3
0.88%, 07/25/35	3,145,819	3,070,330
Capital One Auto Finance Trust Series 2006-B Class A3A
5.45%, 02/15/11	1,885,579	1,853,528
Capital One Auto Finance Trust Series 2007-C Class A2B
1.62%, 05/17/10	447,884	445,972
Carrington Mortgage Loan Trust Series 2007-FRE1 Class A1
0.59%, 02/25/37	3,962,024	3,107,710

Security	Principal	Value

ASSET-BACKED SECURITIES (Cont.)
Countrywide Asset Backed Certificates Series 2004-10 Class AF4
4.51%, 07/25/32	$2,055,148	$2,034,627
Countrywide Asset Backed Certificates Series 2006-25 Class 2A1
0.54%, 06/25/37	6,205,498	5,763,350
Fremont Home Loan Trust Series 2006-3 Class IIA1
0.54%, 02/25/37	2,354,080	2,290,221
GSAMP Trust Series 2007-HE2 Class A2A
0.59%, 03/25/37	4,627,812	3,450,820
Lehman XS Trust Series 2005-4 Class 1A2
0.74%, 10/25/35	4,249,315	4,035,298
Long Beach Mortgage Loan Trust Series 2005-WL2 Class 3A1
0.65%, 08/25/35	613,138	579,289
Morgan Stanley Home Equity Loan Trust Series 2006-1 Class A2B
0.67%, 12/25/35	4,860,891	4,328,215
Residential Asset Securities Corp. Series 2005-KS12 Class A2
0.72%, 01/25/36	6,270,781	5,284,989
Saxon Asset Securities Trust Series 2005-4 Class A1A
0.70%, 11/25/37	4,865,483	4,097,993
Securitized Asset Backed Receivables LLC Trust Series 2005-FR5 Class A1A
0.76%, 08/25/35	4,811,127	4,399,084
Securitized Asset Backed Receivables LLC Trust Series 2006-FR3 Class A2
0.61%, 05/25/36	5,305,066	4,615,825
Soundview Home Equity Loan Trust Series 2006-EQ1 Class A2
0.58%, 10/25/36	4,500,000	4,077,234
Soundview Home Equity Loan Trust Series 2006-EQ2 Class A1
0.55%, 01/25/37	3,812,297	3,611,943
Structured Asset Investment Loan Trust Series 2005-11 Class A6
0.69%, 01/25/36	5,570,273	4,270,742
Structured Asset Investment Loan Trust Series 2006-3 Class A3
0.50%, 06/25/36	599,888	594,087

TOTAL ASSET-BACKED SECURITIES
(Cost: $76,854,721)		72,315,957

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (9.56%)

MORTGAGE-BACKED SECURITIES (9.56%)
Banc of America Alternative Loan Trust Series 2003-5 Class 2A1
5.00%, 07/25/18	$2,465,631	$2,357,760
Banc of America Commercial Mortgage Inc. Series 2006-2, Class A4
5.74%, 05/10/45	3,245,000	2,650,307
Bear Stearns Commercial Mortgage Securities Series 2007-PWR16 Class A4
5.71%, 06/11/40	3,000,000	2,335,893
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2 Class A1
5.30%, 01/15/46	5,693,613	5,476,578
Countrywide Alternative Loan Trust Series 2005-38 Class A3
0.82%, 09/25/35 (c)	6,007,051	2,583,032
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5 Class 5A1
5.00%, 08/25/19	2,352,650	2,061,509
Eurosail PLC Series 2006-2A Class A1B
2.05%, 12/15/30 (b)	184,770	180,916
GE Capital Commercial Mortgage Corp. Series 2001-3 Class A1
5.56%, 06/10/38	4,521,466	4,408,706
Greenpoint Mortgage Funding Trust Series 2007-AR1 Class 2A1A
0.67%, 03/25/47 (c)	12,252,359	4,900,944
Greenpoint Mortgage Funding Trust Series 2007-AR2 Class 1A4A
0.64%, 04/25/47 (c)	10,088,069	4,035,228
Holmes Financing PLC Series 2004-8 Class 4A2
4.89%, 07/15/40	2,400,000	2,399,686
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-CBX Class A3
4.18%, 01/12/37	1,701,000	1,647,894
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class A3B
5.56%, 04/15/43	10,000,000	7,067,695
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8 Class A4
5.40%, 05/15/45	2,535,000	1,933,289
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX Class A1S
4.93%, 01/15/49	9,932,233	7,919,934

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
Lanark Master Issuer PLC Series 2007-1A Class 1A1
2.20%, 07/22/32 (b)	$1,317,933	$1,306,234
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class A2
4.02%, 09/15/26	3,164,977	3,116,873
LB-UBS Commercial Mortgage Trust Series 2006-C1 Class A4
5.16%, 02/15/31	2,800,000	2,222,931
Merrill Lynch Mortgage Trust Series 2006-C1 Class A1
5.53%, 05/12/39	5,588,863	5,401,407
Merrill Lynch Mortgage Trust Series 2006-C2 Class A1
5.60%, 08/12/43	3,021,295	2,899,193
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3 Class A1
4.71%, 07/12/46	2,151,538	2,035,370
Permanent Financing PLC Series 4 Class 3A
2.33%, 03/10/24	4,500,000	4,462,740
Permanent Financing PLC Series 5 Class 3A
2.35%, 06/10/34	5,000,000	4,927,500
Permanent Financing PLC Series 9A Class A2
2.23%, 03/10/15 (b)	6,200,000	6,147,579
Structured Asset Mortgage Investments Inc. Series 2006-AR6 Class 2A1
0.66%, 07/25/46	10,268,394	4,473,119
Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class A5
5.42%, 01/15/45	5,700,000	4,425,105
Washington Mutual Alternative Mortgage Series 2007-OA4 Class A1A
3.02%, 04/25/47 (c)	12,932,664	5,173,065
Washington Mutual Mortgage Pass Through Certificates Series 2007-OA6 Class 1A
3.07%, 07/25/47 (c)	12,703,927	5,082,563
Wells Fargo Mortgage-Backed Securities Trust Series 2005-16 Class A2
5.00%, 01/25/36	3,716,892	3,051,338

		106,684,388

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $125,046,054)		106,684,388

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

FOREIGN GOVERNMENT BONDS & NOTES (d) (0.15%)
United Mexican States
5.95%, 03/19/19	$1,700,000	$1,710,030

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $1,696,335)		1,710,030

U.S. GOVERNMENT & AGENCY OBLIGATIONS (65.88%)

MORTGAGE-BACKED SECURITIES (60.01%)
Federal Home Loan Mortgage Corp.
1.40%, 04/15/28	1,289,299	1,284,251
4.28%, 03/01/34	2,760,360	2,720,646
4.34%, 10/01/33	2,599,359	2,570,439
4.50%, 08/01/20	2,955,761	3,033,746
4.50%, 01/01/24 (e)	16,000,000	16,352,500
4.62%, 04/01/38	25,788,879	26,049,274
4.77%, 11/01/33	7,895,218	7,853,911
4.87%, 09/01/33	1,384,277	1,360,185
5.00%, 10/01/20	5,349,096	5,505,271
5.00%, 12/15/34	1,496,576	88,940
5.50%, 01/01/24 (e)	10,000,000	10,293,750
5.50%, 05/15/24	3,352,125	85,376
5.50%, 03/15/25	1,415,204	43,767
5.50%, 02/15/27	26,382,521	26,998,815
5.50%, 05/15/29	3,755,080	223,705
5.50%, 10/01/32	12,393,176	12,740,831
5.50%, 05/01/34	63,448	65,067
5.50%, 10/01/34	463,808	475,640
5.50%, 01/01/39 (e)	28,000,000	28,651,875
5.58%, 01/01/37	4,607,569	4,693,329
5.79%, 06/01/36	6,748,912	7,074,837
6.00%, 12/01/28	3,772,355	3,918,105
6.00%, 09/01/34	1,600,062	1,651,882
6.00%, 01/01/39 (e)	32,000,000	32,960,000
6.36%, 11/01/36	9,890,499	10,146,145
6.50%, 05/01/21	1,410	1,476
6.50%, 09/01/21	1,250,387	1,299,203
6.50%, 01/01/36	11,860	12,336
6.50%, 01/01/39 (e)	25,000,000	25,960,937
Federal National Mortgage Association
4.03%, 05/01/33	6,225,035	6,019,659
4.19%, 08/01/33	4,778,905	4,718,176
4.43%, 06/01/35	3,367,834	3,379,758
4.49%, 07/01/35	2,138,409	2,157,870
4.50%, 01/01/24 (e)	3,850,000	3,933,617
4.50%, 08/01/35	7,724,179	7,842,675
4.54%, 06/01/35	5,989,974	6,015,133
4.60%, 02/01/36	2,588,918	2,548,224
5.00%, 01/01/18	1,007,809	1,043,532
5.00%, 09/01/18	6,668,317	6,883,846
5.00%, 12/01/18	529,162	546,265
5.00%, 01/01/19	457,635	472,426
5.00%, 06/01/19	1,042,144	1,074,865

Security	Principal	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
5.00%, 08/01/19	$547,996	$564,681
5.00%, 09/01/19	418,134	430,865
5.00%, 11/01/19	1,066,230	1,098,692
5.00%, 01/01/20	535,112	550,736
5.00%, 05/01/20	5,113,147	5,262,432
5.00%, 06/01/20	482,740	496,835
5.00%, 11/01/33	44,724,610	45,781,737
5.00%, 12/01/33	14,151,355	14,485,842
5.00%, 03/01/34	7,130,072	7,298,601
5.00%, 07/01/35	2,370,893	2,380,470
5.00%, 09/01/35	360,888	368,967
5.09%, 10/01/33	17,022,381	17,107,567
5.10%, 04/01/37	1,714,539	1,733,015
5.11%, 01/01/36	3,897,216	3,938,469
5.25%, 05/01/35	1,765,079	1,780,443
5.26%, 01/01/35	3,256,825	3,270,842
5.45%, 01/01/37	2,370,353	2,376,868
5.50%, 09/01/19	3,547,373	3,665,957
5.50%, 10/01/19	2,461,366	2,543,646
5.50%, 07/01/33	25,977,221	26,692,702
5.50%, 01/01/34	5,878,060	6,039,957
5.50%, 07/01/34	9,891,947	10,158,214
5.50%, 02/01/35	4,193,021	4,305,888
5.50%, 03/01/35	976,488	1,002,162
5.50%, 09/01/36	11,963,507	12,293,013
5.50%, 12/01/36	5,068,164	5,201,419
5.50%, 01/01/39 (e)	15,000,000	15,375,000
6.00%, 02/25/27	2,231,967	2,278,745
6.00%, 03/01/33	568,597	587,190
6.00%, 08/01/34	269,360	277,957
6.00%, 12/01/36	1,651,776	1,702,015
6.00%, 01/01/39 (e)	125,200,000	128,877,750
6.03%, 09/01/36	1,676,658	1,719,058
6.50%, 01/01/39 (e)	5,000,000	5,192,188
Government National Mortgage Association
5.50%, 06/15/34	1,434,277	1,481,445
6.00%, 01/01/39 (e)	40,000,000	41,262,500
6.50%, 01/01/39 (e)	9,000,000	9,348,750

		669,684,903

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.59%)
Federal Home Loan Mortgage Corp.
4.88%, 06/13/18 (a)	9,500,000	10,918,255
5.00%, 04/18/17 (a)	31,000,000	35,440,812
5.13%, 11/17/17	6,000,000	6,951,930
Federal National Mortgage Association
6.25%, 02/01/11	8,500,000	9,006,966

		62,317,963

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Security	Principal	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cont.)

U.S. GOVERNMENT OBLIGATIONS (0.28%)
U.S. Treasury Bonds
6.13%, 08/15/29 (f)	$700,000	$1,027,468
U.S. Treasury Notes
3.13%, 04/15/09 (f)	605,000	610,034
4.00%, 02/15/14 (f)	1,350,000	1,530,141

		3,167,643

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $720,352,066)		735,170,509

	Shares

SHORT-TERM INVESTMENTS (15.81%)

MONEY MARKET FUNDS (15.81%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
1.63% (g) (h) (i)	169,933,397	169,933,397
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares
1.42% (g) (h) (i)	6,443,317	6,443,317

		176,376,714

TOTAL SHORT-TERM INVESTMENTS
(Cost: $176,376,714)		176,376,714

TOTAL INVESTMENTS IN SECURITIES (131.91%)
(Cost: $1,500,240,651)		1,471,960,073

Other Assets, Less Liabilities (-31.91%)		(356,057,542)

NET ASSETS (100.00%)		$1,115,902,531

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(c)	Security valued using Level 3 inputs. See Note 1.
(d)	Investments are denominated in U.S. dollars.
(e)	To-be-announced (TBA). See Note 1.
(f)	All or a portion of this U.S. Treasury Bond or Note is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(g)	Affiliated issuer. See Note 2.
(h)	The rate quoted is the annualized seven-day yield of the fund at period end.
(i)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

As of December 31, 2008, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation (depreciation)

2-Year U.S Treasury Notes (April 2009)	(383)	$(83,517,938)	$(321,178)

5-Year U.S. Treasury Notes (April 2009)	(957)	(113,935,336)	(3,073,252)

10-Year U.S. Treasury Notes (March 2009)	351	44,138,250	632,370

30-Year U.S. Treasury Bonds (March 2009)	355	49,006,641	2,667,589

		$(104,308,383)	$(94,471)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the Master Portfolio held the following open swap contracts:

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps

Agreement with Deutsche Bank AG dated 11/13/08 to pay 3.50% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 6/20/13.	$27,066,760	$2,157,996

Agreement with Deutsche Bank AG dated 9/17/08 to pay 7.50% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Wachovia Corp. 3.63% due 2/17/09. Expiring 9/20/13.	500,000	(136,853)

Agreement with Deutsche Bank AG dated 9/17/08 to pay 7.50% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Wachovia Corp. 3.63% due 2/17/09. Expiring 12/20/13.	500,000	(142,927)

Agreement with Deutsche Bank AG dated 9/19/08 to receive 3.25% per year times the notional amount. The Master Portfolio makes payment only upon a default event of General Electric Capital Corp. 6.00% due 6/15/12. Expiring 12/20/13.	4,000,000	(71,082)

Agreement with Goldman Sachs International Ltd. dated 3/20/08 to pay 1.55% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, North America Investment Grade. Expiring 6/20/13.	4,636,000	106,611

Agreement with Goldman Sachs International Ltd. dated 9/20/08 to pay 1.50% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, North America Investment Grade. Expiring 12/20/13.	23,000,000	473,138

Agreement with JPMorgan Chase Bank N.A. dated 8/10/06 to pay 0.65% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 8.88% due 5/1/10. Expiring 9/20/13.	2,500,000	316,675

Agreement with JPMorgan Chase Bank N.A. dated 10/16/06 to pay 0.71% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 6.70% due 5/1/34. Expiring 12/20/13.	3,000,000	387,561

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with JPMorgan Chase Bank N.A. dated 10/24/08 to receive 5.00% per year times the notional amount. The Master Portfolio makes payment only upon a default event of SLM Corp. 5.13% due 8/27/12. Expiring 12/20/13.	$900,000	$(88,772)

Agreement with Merrill Lynch International dated 10/8/08 to pay 5.00% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, North America High Yield. Expiring 12/20/13.	15,250,000	3,114,267

	$81,352,760	$6,116,614

Interest-Rate Swaps

Agreement with Bank of America N.A. dated 9/15/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.98%. Expiring 12/21/27.	$4,100,000	$1,313,522

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.98%. Expiring 12/5/10.	9,000,000	576,229

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.10%. Expiring 12/5/15.	5,000,000	871,220

Agreement with Deutsche Bank AG dated 3/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.16%. Expiring 1/16/09.	10,000,000	(1,270,623)

Agreement with Deutsche Bank AG dated 5/16/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.46%. Expiring 5/18/11.	5,000,000	(441,458)

Agreement with Deutsche Bank AG dated 10/3/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 3.94%. Expiring 1/12/09.	30,000,000	2,468,695

Agreement with Goldman Sachs International Ltd. dated 5/17/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.53%. Expiring 5/19/11.	2,400,000	(215,581)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Goldman Sachs International Ltd. dated 5/22/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.43%. Expiring 5/24/11.	$10,500,000	$(925,895)

Agreement with Goldman Sachs International Ltd. dated 10/13/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.27%. Expiring 10/17/11.	1,250,000	(119,257)

Agreement with Goldman Sachs International Ltd. dated 9/25/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.11%. Expiring 9/29/13.	79,000,000	7,101,497

Agreement with Goldman Sachs International Ltd. dated 10/7/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 3.60%. Expiring 10/9/13.	77,500,000	5,174,708

Agreement with Goldman Sachs International Ltd. dated 10/7/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 2.82%. Expiring 10/9/10.	91,600,000	2,098,228

Agreement with Goldman Sachs International Ltd. dated 10/7/08 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 3.90%. Expiring 10/9/15.	21,700,000	(2,110,593)

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Goldman Sachs International Ltd. dated 10/29/08 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 2.69%. Expiring 10/31/10.	$85,000,000	$1,674,497

Agreement with JPMorgan Chase Bank N.A. dated 3/8/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.32%. Expiring 3/10/26.	2,000,000	685,111

Agreement with JPMorgan Chase Bank N.A. dated 8/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.27%. Expiring 8/29/11.	1,000,000	(92,014)

Agreement with JPMorgan Chase Bank N.A. dated 5/11/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.05%. Expiring 5/16/11.	10,700,000	(840,900)

Agreement with JPMorgan Chase Bank N.A. dated 5/11/07 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.06%. Expiring 5/17/10.	14,000,000	(677,860)

Agreement with UBS AG dated 7/1/08 paying the notional amount multiplied by three-month LIBOR rate and receiving a fixed rate of 4.72%. Expiring 7/3/18.	15,000,000	(2,806,111)

Agreement with UBS AG dated 7/24/08 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 4.73%. Expiring 7/30/18.	9,000,000	(1,684,884)

	$483,750,000	$10,778,531

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations

December 31, 2008

(Unaudited)

LIFEPATH RETIREMENT MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$154,110,053	60.77%
Domestic Equity	64,042,282	25.25
Foreign Equity	32,011,166	12.62
Short-Term and Other Net Assets	3,440,117	1.36

TOTAL	$253,603,618	100.00%

LIFEPATH 2010 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$406,278,112	57.31%
Domestic Equity	195,221,275	27.54
Foreign Equity	98,268,167	13.86
Short-Term and Other Net Assets	9,184,751	1.29

TOTAL	$708,952,305	100.00%

LIFEPATH 2020 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$510,311,426	40.97%
Domestic Fixed Income	459,927,415	36.92
Foreign Equity	265,879,275	21.34
Short-Term and Other Net Assets	9,552,696	0.77

TOTAL	$1,245,670,812	100.00%

LIFEPATH 2030 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$483,549,581	50.78%
Foreign Equity	252,038,896	26.47
Domestic Fixed Income	209,633,360	22.02
Short-Term and Other Net Assets	6,959,197	0.73

TOTAL	$952,181,034	100.00%

LIFEPATH 2040 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$422,080,402	58.58%
Foreign Equity	221,920,400	30.80
Domestic Fixed Income	70,645,271	9.80
Short-Term and Other Net Assets	5,893,264	0.82

TOTAL	$720,539,337	100.00%

LIFEPATH 2050 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$4,585,351	66.50%
Foreign Equity	2,358,462	34.20
Domestic Fixed Income	56,678	0.82
Short-Term and Other Net Assets	(105,191)	(1.52)

TOTAL	$6,895,300	100.00%

ACTIVE STOCK MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$347,412,960	27.77%
Financial	167,479,945	13.39
Energy	160,842,132	12.86
Industrial	137,586,188	11.00
Technology	128,709,046	10.29
Communications	123,688,907	9.89
Consumer Cyclical	89,028,580	7.12
Utilities	55,792,727	4.46
Basic Materials	23,151,029	1.85
Futures Contracts	379,313	0.03
Short-Term and Other Net Assets	16,915,987	1.34

TOTAL	$1,250,986,814	100.00%

S&P 500 INDEX MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$420,755,692	24.88%
Energy	220,148,730	13.01
Financial	215,264,442	12.73
Industrial	185,150,431	10.95
Technology	177,885,930	10.52
Communications	176,341,062	10.43
Consumer Cyclical	133,651,150	7.90
Utilities	67,249,040	3.98
Basic Materials	39,803,816	2.35
Diversified	732,838	0.04
Futures Contracts	331,427	0.02
Short-Term and Other Net Assets	53,665,164	3.19

TOTAL	$1,690,979,722	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations (continued)

December 31, 2008

(Unaudited)

COREALPHA BOND MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Mortgage-Backed Securities	$776,369,291	69.57%
Financial	140,993,507	12.63
Asset-Backed Securities	72,315,957	6.48
Communications	65,696,966	5.89
U.S. Government & Agency	65,485,606	5.87
Consumer Non-Cyclical	42,750,737	3.83
Utilities	37,851,176	3.39
Energy	30,583,034	2.74
Consumer Cyclical	17,962,381	1.61
Technology	17,623,372	1.58
Industrial	15,279,777	1.37
Basic Materials	10,961,525	0.98
Foreign Government Obligations	1,710,030	0.15
Futures Contracts	(94,471)	(0.01)
Swap Agreements	16,895,146	1.51
Short-Term and Other Net Assets	(196,481,503)	(17.59)

TOTAL	$1,115,902,531	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

S&P 500 Index Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$2,115,499,639
Affiliated issuers (Note 2)	327,334,174

Total cost of investments	$2,442,833,813

Investments in securities, at fair value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$1,643,572,495
Affiliated issuers (Note 2)	327,334,174

Total fair value of investments	1,970,906,669
Receivables:
Dividends and interest	3,870,577
Due from broker - variation margin	747,485

Total Assets	1,975,524,731

Liabilities
Payables:
Investment securities purchased	3,302,872
Collateral for securities on loan (Note 4)	281,156,838
Investment advisory fees (Note 2)	62,425
Accrued expenses:
Professional fees (Note 2)	22,874

Total Liabilities	284,545,009

Net Assets	$1,690,979,722

(a)	Securities on loan with a market value of $277,652,842. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio

Assets
Investments, at cost:
Affiliated issuers (Note 2)	$117,522,143	$355,089,791	$735,693,438	$669,650,741

Total cost of investments	$117,522,143	$355,089,791	$735,693,438	$669,650,741

Investments, at fair value (including securities on loan (a)) (Note 1):
Affiliated issuers (Note 2)	$100,307,467	$301,468,219	$589,017,246	$519,367,096
Affiliated Master Portfolios	175,684,145	483,591,030	774,236,143	545,753,568

Total fair value of investments	275,991,612	785,059,249	1,363,253,389	1,065,120,664
Receivables:
Investment securities sold	3,722,537	8,474,623	7,385,501	6,897,873
Dividends and interest	11,779	45,689	102,599	88,748
Contributions	2,685,451	7,843,952	7,000,000	5,000,000

Total Assets	282,411,379	801,423,513	1,377,741,489	1,077,107,285

Liabilities
Payables:
Investment securities purchased	3,788,863	10,632,050	7,666,822	10,325,655
Collateral for securities on loan (Note 4)	25,002,689	81,816,135	124,018,956	112,721,369
Investment advisory fees (Note 2)	2,835	9,249	14,061	9,642
Withdrawals	—	—	356,588	1,855,580
Accrued expenses:
Professional fees (Note 2)	13,374	13,774	14,250	14,005

Total Liabilities	28,807,761	92,471,208	132,070,677	124,926,251

Net Assets	$253,603,618	$708,952,305	$1,245,670,812	$952,181,034

(a)	Securities on loan with market values of $24,804,400, $81,475,145, $123,677,327 and $112,457,562, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments, at cost:
Affiliated issuers (Note 2)	$593,920,126	$5,020,839

Total cost of investments	$593,920,126	$5,020,839

Investments, at fair value (including securities on loan (a)) (Note 1):
Affiliated issuers (Note 2)	$453,790,455	$4,186,588
Affiliated Master Portfolios	384,238,168	3,386,290

Total fair value of investments	838,028,623	7,572,878
Receivables:
Investment securities sold	5,388,673	117,964
Dividends and interest	73,902	235
Due from investment adviser	—	2,094
Contributions	4,500,000	—

Total Assets	847,991,198	7,693,171

Liabilities
Payables:
Investment securities purchased	9,700,663	336,573
Collateral for securities on loan (Note 4)	116,870,993	330,144
Investment advisory fees (Note 2)	6,641	—
Withdrawals	859,718	117,964
Accrued expenses:
Professional fees (Note 2)	13,846	13,190

Total Liabilities	127,451,861	797,871

Net Assets	$720,539,337	$6,895,300

(a)	Securities on loan with market values of $116,310,876 and $327,228, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2008

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$1,634,322,442	$1,323,863,937
Affiliated issuers (Note 2)	232,379,204	176,376,714

Total cost of investments	$1,866,701,646	$1,500,240,651

Investments in securities, at fair value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$1,237,333,046	$1,295,583,359
Affiliated issuers (Note 2)	232,379,204	176,376,714

Total fair value of investments	1,469,712,250	1,471,960,073
Credit default swaps at fair value (Premiums paid $- and $5,026,929, respectively)	—	6,276,468
Receivables:
Investment securities sold	142,776	171,010,072
Dividends and interest	2,603,924	9,021,435
Due from broker - swaps collateral	—	760,794
Due from broker - variation margin	398,808	—
Collateral for open futures contracts	—	1,553,000
Open interest-rate swap contracts (Note 1)	—	10,378,969

Total Assets	1,472,857,758	1,670,960,811

Liabilities
Payables:
Investment securities purchased	14,931,575	487,728,893
Due to broker - variation margin	—	1,173,836
Collateral for securities on loan (Note 4)	206,616,859	42,432,190
Due to broker - swaps collateral	—	23,214,207
Credit default swaps at fair value (Premiums received $- and $1,562,477, respectively)	—	159,854
Investment advisory fees (Note 2)	203,670	232,060
Administration fees (Note 2)	96,483	87,602
Accrued expenses:
Professional fees (Note 2)	22,357	29,638

Total Liabilities	221,870,944	555,058,280

Net Assets	$1,250,986,814	$1,115,902,531

(a)	Securities on loan with market values of $204,392,399 and $40,968,789, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF OPERATIONS

For the year ended December 31, 2008

S&P 500 Index Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$54,109,785
Interest from unaffiliated issuers	76,974
Interest from affiliated issuers (Note 2)	1,014,534
Securities lending income from affiliated issuers (Note 2)	1,440,308

Total investment income	56,641,601

Expenses (Note 2)
Investment advisory fees	1,193,551
Professional fees	24,259
Independent trustees’ fees	25,384

Total expenses	1,243,194
Less expense reductions (Note 2)	(49,643)

Net expenses	1,193,551

Net investment income	55,448,050

Realized and Unrealized Gain (Loss)
Net realized loss from sale of investments in unaffiliated issuers	(120,587,868)
Net realized loss on futures contracts	(22,106,866)
Net realized loss from short positions (Note 1)	(187)
Net change in unrealized appreciation (depreciation) of investments	(941,355,332)
Net change in unrealized appreciation (depreciation) of futures contracts	3,392,820
Net change in unrealized appreciation (depreciation) of short positions (Note 1)	187

Net realized and unrealized loss	(1,080,657,246)

Net decrease in net assets resulting from operations	$(1,025,209,196)

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2008

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio

Net Investment Income
Dividends from affiliated issuers (Note 2)	$3,146,981	$8,926,393	$17,140,354	$13,411,005
Dividends allocated from Master Portfolios	1,193,447	3,861,836	10,984,204	10,576,468
Interest from affiliated issuers (Note 2)	30,056	57,344	117,086	97,711
Interest allocated from Master Portfolios	7,938,186	20,729,929	24,840,950	11,701,282
Securities lending income from affiliated issuers (Note 2)	135,628	414,127	1,017,245	879,025
Expenses allocated from Master Portfolios (a)	(761,927)	(2,098,314)	(3,438,743)	(2,396,602)

Total investment income	11,682,371	31,891,315	50,661,096	34,268,889

Expenses (Note 2)
Investment advisory fees	1,069,043	3,020,218	5,546,446	4,238,541
Professional fees	13,570	14,370	15,468	15,044
Independent trustees’ fees	3,104	8,877	16,479	12,526

Total expenses	1,085,717	3,043,465	5,578,393	4,266,111
Less expense reductions (Note 2)	(1,029,860)	(2,892,203)	(5,351,012)	(4,118,453)

Net expenses	55,857	151,262	227,381	147,658

Net investment income	11,626,514	31,740,053	50,433,715	34,121,231

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	10,563	33,612	76,867	37,789
Net realized loss from sale of investments in affiliated issuers (Note 2)	(5,072,919)	(9,674,240)	(21,329,230)	(20,457,823)
Net realized loss allocated from Master Portfolios	(9,124,697)	(25,750,355)	(76,895,861)	(78,271,648)
Net change in unrealized appreciation (depreciation) of investments	(26,939,972)	(89,408,256)	(229,338,830)	(212,788,718)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	(17,656,943)	(58,717,893)	(151,771,453)	(140,315,440)

Net realized and unrealized loss	(58,783,968)	(183,517,132)	(479,258,507)	(451,795,840)

Net decrease in net assets resulting from operations	$(47,157,454)	$(151,777,079)	$(428,824,792)	$(417,674,609)

(a)	Net of fee reductions of $22,644, $69,690, $175,183 and $161,188, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2008

	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio (a)

Net Investment Income
Dividends from affiliated issuers (Note 2)	$10,026,251	$37,905
Dividends allocated from Master Portfolios	9,243,913	28,565
Interest from affiliated issuers (Note 2)	79,904	1,262
Interest allocated from Master Portfolios	4,410,063	2,608
Securities lending income from affiliated issuers (Note 2)	755,421	354
Expenses allocated from Master Portfolios (b)	(1,658,394)	(3,505)

Total investment income	22,857,158	67,189

Expenses (Note 2)
Investment advisory fees	3,162,815	7,667
Professional fees	14,673	13,190
Independent trustees’ fees	9,220	—

Total expenses	3,186,708	20,857
Less expense reductions (Note 2)	(3,099,126)	(20,546)

Net expenses	87,582	311

Net investment income	22,769,576	66,878

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	53,590	—
Net realized loss from sale of investments in affiliated issuers (Note 2)	(20,160,432)	(8,112)
Net realized loss allocated from Master Portfolios	(70,628,209)	(227,779)
Net change in unrealized appreciation (depreciation) of investments	(181,983,130)	(834,251)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	(120,819,335)	(528,873)

Net realized and unrealized loss	(393,537,516)	(1,599,015)

Net decrease in net assets resulting from operations	$(370,767,940)	$(1,532,137)

(a)	For the period from June 30, 2008 (commencement of operations) to December 31, 2008.
(b)	Net of fee reductions of $137,885 and $469, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2008

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$35,888,433	$—
Interest from unaffiliated issuers	44,841	61,095,872
Interest from affiliated issuers (Note 2)	941,932	6,226,347
Securities lending income from affiliated issuers (Note 2)	782,395	531,636

Total investment income	37,657,601	67,853,855

Expenses
Investment advisory fees (Note 2)	4,120,777	3,507,984
Administration fees (Note 2)	1,648,311	1,403,194
Professional fees (Note 2)	23,528	30,769
Independent trustees’ fees (Note 2)	17,514	14,257
Interest expense on securities sold short	—	158,210

Total expenses	5,810,130	5,114,414
Less expense reductions (Note 2)	(522,034)	(45,026)

Net expenses	5,288,096	5,069,388

Net investment income	32,369,505	62,784,467

Realized and Unrealized Gain (Loss)
Net realized loss from sale of investments in unaffiliated issuers	(240,326,699)	(16,019,004)
Net realized loss on futures contracts	(15,732,977)	(1,766,787)
Net realized loss on sale of securities sold short	—	(88,691)
Net realized gain on swap contracts	—	13,035,606
Net change in unrealized appreciation (depreciation) of investments	(472,407,881)	(29,591,907)
Net change in unrealized appreciation (depreciation) of futures contracts	1,026,358	12,949
Net change in unrealized appreciation (depreciation) of securities sold short	—	(163,281)
Net change in unrealized appreciation (depreciation) of swap contracts	—	11,313,841

Net realized and unrealized loss	(727,441,199)	(23,267,274)

Net increase (decrease) in net assets resulting from operations	$(695,071,694)	$39,517,193

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	S&P 500 Index Master Portfolio
	For the year ended December 31, 2008	For the year ended December 31, 2007

Increase (decrease) in net assets

Operations:
Net investment income	$55,448,050	$56,196,080
Net realized gain (loss)	(142,694,921)	66,144,882
Net change in unrealized appreciation (depreciation)	(937,962,325)	49,858,427

Net increase (decrease) in net assets resulting from operations	(1,025,209,196)	172,199,389

Interestholder transactions:
Contributions	600,316,999	979,975,026	(a)
Withdrawals	(804,875,751)	(958,876,075)

Net increase (decrease) in net assets resulting from interestholder transactions	(204,558,752)	21,098,951

Increase (decrease) in net assets	(1,229,767,948)	193,298,340

NET ASSETS:
Beginning of year	2,920,747,670	2,727,449,330

End of year	$1,690,979,722	$2,920,747,670

(a)	Includes a contribution of securities with unrealized appreciation of $19,641,824.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath Retirement Master Portfolio		LifePath 2010 Master Portfolio
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

Increase (decrease) in net assets

Operations:
Net investment income	$11,626,514	$11,318,936	$31,740,053	$32,997,495
Net realized gain (loss)	(14,187,053)	4,275,465	(35,390,983)	21,249,163
Net change in unrealized appreciation (depreciation)	(44,596,915)	(1,925,595)	(148,126,149)	(14,434,220)

Net increase (decrease) in net assets resulting from operations	(47,157,454)	13,668,806	(151,777,079)	39,812,438

Interestholder transactions:
Contributions	123,355,314	158,701,423	259,286,260	383,762,831
Withdrawals	(154,327,624)	(100,915,531)	(396,966,875)	(212,145,818)

Net increase (decrease) in net assets resulting from interestholder transactions	(30,972,310)	57,785,892	(137,680,615)	171,617,013

Increase (decrease) in net assets	(78,129,764)	71,454,698	(289,457,694)	211,429,451

NET ASSETS:
Beginning of year	331,733,382	260,278,684	998,409,999	786,980,548

End of year	$253,603,618	$331,733,382	$708,952,305	$998,409,999

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2020 Master Portfolio		LifePath 2030 Master Portfolio
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

Increase (decrease) in net assets

Operations:
Net investment income	$50,433,715	$49,564,927	$34,121,231	$31,393,375
Net realized gain (loss)	(98,148,224)	51,503,748	(98,691,682)	42,194,986
Net change in unrealized appreciation (depreciation)	(381,110,283)	(45,151,495)	(353,104,158)	(43,158,454)

Net increase (decrease) in net assets resulting from operations	(428,824,792)	55,917,180	(417,674,609)	30,429,907

Interestholder transactions:
Contributions	466,911,021	694,165,722	401,789,907	582,096,808
Withdrawals	(620,303,397)	(313,348,217)	(425,112,568)	(207,988,660)

Net increase (decrease) in net assets resulting from interestholder transactions	(153,392,376)	380,817,505	(23,322,661)	374,108,148

Increase (decrease) in net assets	(582,217,168)	436,734,685	(440,997,270)	404,538,055

NET ASSETS:
Beginning of year	1,827,887,980	1,391,153,295	1,393,178,304	988,640,249

End of year	$1,245,670,812	$1,827,887,980	$952,181,034	$1,393,178,304

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2040 Master Portfolio		LifePath 2050 Master Portfolio
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the period June 30, 2008 (a) to December 31, 2008

Increase (decrease) in net assets

Operations:
Net investment income	$22,769,576	$19,675,256	$66,878
Net realized gain (loss)	(90,735,051)	33,988,595	(235,891)
Net change in unrealized appreciation (depreciation)	(302,802,465)	(38,234,867)	(1,363,124)

Net increase (decrease) in net assets resulting from operations	(370,767,940)	15,428,984	(1,532,137)

Interestholder transactions:
Contributions	353,484,261	484,838,269	8,619,796
Withdrawals	(285,117,887)	(185,593,608)	(192,359)

Net increase in net assets resulting from interestholder transactions	68,366,374	299,244,661	8,427,437

Increase (decrease) in net assets	(302,401,566)	314,673,645	6,895,300

NET ASSETS:
Beginning of period	1,022,940,903	708,267,258	—

End of period	$720,539,337	$1,022,940,903	$6,895,300

(a)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

Increase (decrease) in net assets

Operations:
Net investment income	$32,369,505	$31,386,401	$62,784,467	$68,999,403
Net realized gain (loss)	(256,059,676)	101,805,948	(4,838,876)	(14,849,096)
Net change in unrealized appreciation (depreciation)	(471,381,523)	(130,243,678)	(18,428,398)	13,964,579

Net increase (decrease) in net assets resulting from operations	(695,071,694)	2,948,671	39,517,193	68,114,886

Interestholder transactions:
Contributions	459,317,337	698,360,067	383,150,603	528,768,499
Withdrawals	(598,773,276)	(177,734,195)	(786,653,367)	(199,463,310)

Net increase (decrease) in net assets resulting from interestholder transactions	(139,455,939)	520,625,872	(403,502,764)	329,305,189

Increase (decrease) in net assets	(834,527,633)	523,574,543	(363,985,571)	397,420,075

NET ASSETS:
Beginning of year	2,085,514,447	1,561,939,904	1,479,888,102	1,082,468,027

End of year	$1,250,986,814	$2,085,514,447	$1,115,902,531	$1,479,888,102

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust.

These financial statements relate only to the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, LifePath 2050, Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios (each, a “Master Portfolio,” collectively, the “Master Portfolios”). The LifePath 2050 Master Portfolio commenced operations on June 30, 2008.
Each of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Master Portfolios (each, a “LifePath Master Portfolio,” collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors (“BGFA”), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds in the iShares® family of funds.

Pursuant to MIP’s organizational documents, the Master Portfolios’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

1. Significant accounting policies

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The securities and other assets of each Master Portfolio are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”). Effective January 1, 2008, the Master Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Portfolio has the ability to access at the measurement date;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means;

•	Level 3 – Inputs that are unobservable for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. However, the determination of what constitutes an “observable” input may require significant judgment by the Master Portfolios. The Master Portfolios consider observable inputs to be market data that is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Master Portfolios’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified within Level 1, include active listed equities and certain U.S. government securities. The Master Portfolios do not adjust the quoted price for such instruments, even in situations where the Master Portfolios hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include certain

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments classified within Level 3 have significant unobservable inputs, as they may trade infrequently or not at all. Level 3 instruments may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Master Portfolios use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Master Portfolios in estimating the value of Level 3 investments may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Master Portfolios in the absence of market information. The fair value measurement of Level 3 investments does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Master Portfolios due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolios’ results of operations.

Derivative instruments can be exchange-traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 of the fair value hierarchy.

OTC derivatives, including forwards, credit default swaps, total return swaps, and interest rate swaps, are valued by the CoreAlpha Bond Master Portfolio using observable inputs, such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in the instrument as well as the availability and reliability of observable inputs. Such inputs may include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. In circumstances where the CoreAlpha Bond Master Portfolio has used a quotation provided by a counterparty or dealer for an OTC derivative, but cannot verify the model value through alternative sources, it is possible that a different valuation model could produce a materially different estimate of fair value.

Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they may also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the CoreAlpha Bond Master Portfolio updates the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Fair value pricing could result in a difference between the prices used to calculate a Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables summarize the inputs used in valuing the Master Portfolios’ investments as of December 31, 2008:

Investments in Securities

Master Portfolio	Level 1	Level 2	Level 3	Total
S&P 500 Index	$1,970,906,669	$—	$—	$1,970,906,669
LifePath Retirement	100,307,467	175,684,145	—	275,991,612
LifePath 2010	301,468,219	483,591,030	—	785,059,249
LifePath 2020	589,017,246	774,236,143	—	1,363,253,389
LifePath 2030	519,367,096	545,753,568	—	1,065,120,664
LifePath 2040	453,790,455	384,238,168	—	838,028,623
LifePath 2050	4,186,588	3,386,290	—	7,572,878
Active Stock	1,469,712,250	—	—	1,469,712,250
CoreAlpha Bond	179,544,357	1,265,441,464	26,974,252	1,471,960,073

Other Financial Instruments (a)

Master Portfolio	Level 1	Level 2	Level 3	Total
S&P 500 Index	$331,427	$—	$—	$331,427
Active Stock	379,313	—	—	379,313
CoreAlpha Bond	(94,471)	16,895,146	—	16,800,675

(a)	Other financial instruments include futures and swap contracts, which are valued at the unrealized appreciation (depreciation) on the financial instrument.

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value of the CoreAlpha Bond Master Portfolio for the year ended December 31, 2008:

Balance at beginning of year	(Amortized premiums) Accreted discounts	Realized gain (loss) and change in unrealized appreciation (depreciation)	Net purchases (sales)	Net transfers in or out	Balance at end of year	Net change in unrealized appreciation (depreciation) from investments still held at end of year
$98,570,544	$(5,001,347)	$(9,667,048)	$(42,312,102)	$(14,615,795)	$26,974,252	$(10,432,482)

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2008, the interests of the Active Stock and CoreAlpha Bond Master Portfolios held by each LifePath Master Portfolio were as follows:

Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement	3.54%	11.77%
LifePath 2010	11.04	30.96
LifePath 2020	30.29	35.43
LifePath 2030	29.15	16.22
LifePath 2040	25.71	5.61
LifePath 2050	0.27	0.01

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Security transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the LifePath, Active Stock and S&P 500 Index Master Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased using a constant yield to maturity method.

Each LifePath Master Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Active Stock and CoreAlpha Bond Master Portfolios. In addition, each LifePath Master Portfolio accrues its own expenses.

Federal income taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each such Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2008, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

Master Portfolio	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized depreciation
S&P 500 Index	$2,495,052,102	$192,164,382	$(716,309,815)	$(524,145,433)
LifePath Retirement (a)	119,369,787	—	(19,062,320)	(19,062,320)
LifePath 2010 (a)	359,159,670	—	(57,691,451)	(57,691,451)
LifePath 2020 (a)	747,089,038	—	(158,071,792)	(158,071,792)
LifePath 2030 (a)	680,432,744	—	(161,065,648)	(161,065,648)
LifePath 2040 (a)	606,219,225	—	(152,428,770)	(152,428,770)
LifePath 2050 (a)	5,028,951	—	(842,363)	(842,363)
Active Stock	1,973,712,539	24,798,182	(528,798,471)	(500,000,289)
CoreAlpha Bond	1,500,811,377	25,778,385	(54,629,689)	(28,851,304)

(a)	Tax cost information does not include investments in the underlying Master Portfolios.

Management has reviewed the tax positions as of December 31, 2008, inclusive of the prior three open tax return years, as applicable, and has determined that no provision for income tax is required in the Master Portfolios’ financial statements.

Futures contracts

The Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios may enter into futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually transacting in the commodities or financial instruments. A futures contract is an agreement between two parties to buy and sell a particular commodity or financial instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, a Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statements of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2008, the Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills and U.S. Treasury Bonds and Notes with face amounts of $3,650,000, $2,655,000 and $6,600,000, respectively, for initial margin requirements on outstanding futures contracts.

When issued/TBA transactions

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Master Portfolio as a purchase transaction and a sale transaction in which the Master Portfolio realizes a gain or loss. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and higher transaction costs. The Master Portfolio could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

Short positions

From time to time, in order to track the performance of their respective benchmark index, the Master Portfolios may sell non-index securities that they will receive through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolios’ Statements of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected as unrealized appreciation (depreciation) in the Master Portfolios’ Statements of Operations. Upon receipt of the securities related to corporate actions, the Master Portfolios record a realized gain (loss). Details of the short positions resulting from the non-index securities sold by the Master Portfolios, if any, are included in their respective Schedules of Investments.

Swap transactions

The CoreAlpha Bond Master Portfolio may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including but not limited to ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes, which are comprised of credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to the Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. The Master Portfolio segregates liquid assets in connection with transactions in swaps.

Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underling Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Details of interest-rate swaps held by the Master Portfolio as of December 31, 2008 are included in its Schedule of Investments.

A credit default swap is a contract between two parties which transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Master Portfolio may sell credit default

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Master Portfolio to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. The Master Portfolio may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, the Master Portfolio will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, the Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default. Details of credit default swaps held by the Master Portfolio as of December 31, 2008 are included in its Schedule of Investments.

In a cash-settled credit default swap where the Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where the Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by the Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. The Master Portfolio would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments may give rise to disputes with the issuer or unexpected investment results.

The Master Portfolio may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When the Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement. As of December 31, 2008, the Master Portfolio did not hold any swaptions.

The Master Portfolios adopted FASB Staff Position No. 133-1, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 (“FSP”)”. The FSP requires enhanced transparency of the effect of credit derivatives and guarantees on the Master Portfolio’s financial position, financial performance and cash flows and is effective for fiscal years ending after November 15, 2008. The FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and requires additional disclosures regarding credit derivatives with sold protection.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the open credit default swap agreements with sold protection for the CoreAlpha Bond Master Portfolio as of December 31, 2008.

Counterparty	Security deliverable on default	Currency	Expiration date	Receive fixed rate	Notional amount	Maximum potential amount of future payments by the Master Portfolio under the contract	Fair value (a)
Deutsche Bank AG	General Electric Capital Corp	USD	12/20/13	3.25%	$4,000,000	$4,000,000	$(71,082)
JPMorgan Chase Bank N.A.	SLM Corp	USD	12/20/13	5.00%	900,000	900,000	(88,772)

						$4,900,000	$(159,854)

(a)	Valued at the unrealized appreciation (depreciation) of the credit default swaps.

The Master Portfolio entered into the above two credit default swaps to simulate long bond positions that are unavailable in the bond market. These are bilateral contracts between the counterparty and the Master Portfolio; as a result, there were no recourse provisions that would enable the Master Portfolio to recover from third parties any of the amounts paid under these credit default swaps.

Short sales

The Active Stock and CoreAlpha Bond Master Portfolios may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. A short sale involves the sale of securities, with the ultimate obligation to deliver these securities. To make delivery to the buyer of the securities, the seller purchases or borrows the securities to offset the short obligation. When making a short sale, the Master Portfolio must cover its position. Short sales expose the Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. The successful use of short selling may be adversely affected by an imperfect correlation between movements in the price of the security sold short and the securities being hedged. The amount at risk for short sales may exceed the amount reflected in the financial statements. Details of the short positions held by the Master Portfolios as of December 31, 2008, if any, are included in the Schedules of Investments.

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment advisory services to each Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC.

For its investment advisory services to each Master Portfolio, BGFA is entitled to receive an annual investment advisory fee based on the average daily net assets of each Master Portfolio as follows:

Master Portfolio	Investment advisory fee
S&P 500 Index	0.05%
LifePath Retirement	0.35%
LifePath 2010	0.35%
LifePath 2020	0.35%
LifePath 2030	0.35%
LifePath 2040	0.35%
LifePath 2050	0.35%
Active Stock	0.25%
CoreAlpha Bond	0.25%

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

BGFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolios. For those Master Portfolios that do not pay an administration fee to Barclays Global Investors, N.A. (“BGI”), BGFA has contractually agreed to cap the expenses of the Master Portfolios at the rate at which those Master Portfolios pay an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses.

For the year ended December 31, 2008, BGFA waived and/or credited investment advisory fees as follows:

Master Portfolio	Investment advisory fees waived/credited
S&P 500 Index	$49,643
LifePath Retirement	1,029,860
LifePath 2010	2,892,203
LifePath 2020	5,351,012
LifePath 2030	4,118,453
LifePath 2040	3,099,126
LifePath 2050	20,546

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolios’ custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolios. BGI may delegate certain of its administration duties to sub-administrators.

BGI is not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio for so long as BGI (or an affiliate) receives investment advisory fees from the S&P 500 Index Master Portfolio. BGI is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BGI (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

BGI is entitled to receive a monthly fee for administration services from each of the Active Stock and CoreAlpha Bond Master Portfolios at an annual rate of 0.10% of their respective average daily net assets. BGI has agreed to bear all costs of each of these Master Portfolios, excluding, generally, investment advisory fees, administration fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio.

With respect to the independent expenses discussed above, BGI has contractually agreed to provide an offsetting credit against the administration fees paid by these Master Portfolios in an amount equal to the independent expenses through April 30, 2009. Effective October 2, 2007, BGI began voluntarily waiving a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BGI at any time. During the period from July 3, 2008 through July 15, 2008, BGFA voluntarily waived a portion of its investment advisory fees payable by the Active Stock Master Portfolio. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, will have a favorable impact on the Master Portfolio’s performance. For the year ended December 31, 2008, BGI credited and/or waived fees of $45,026 for the CoreAlpha Bond Master Portfolio and BGI and BGFA credited and/or waived fees of $522,034 for the Active Stock Master Portfolio.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolios. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolios.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolios. SEI does not receive any fee from the Master Portfolios for acting as placement agent.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolios’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities.

For the year ended December 31, 2008, BGI earned securities lending agent fees as follows:

Master Portfolio	Securities lending agent fees
S&P 500 Index	$1,440,308
LifePath Retirement	135,628
LifePath 2010	414,127
LifePath 2020	1,017,245
LifePath 2030	879,025
LifePath 2040	755,421
LifePath 2050	354
Active Stock	782,395
CoreAlpha Bond	531,636

Cross trades for the year ended December 31, 2008, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The LifePath Master Portfolios may invest in the shares of exchange-traded funds (“ETFs”), including shares of ETFs of which BGI is an affiliate, to obtain exposure to the bond and stock markets while maintaining flexibility to meet the liquidity needs of the LifePath Master Portfolios.

Each Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolios’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. These money market funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Master Portfolios from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statements of Operations.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The following table provides information about the direct investment by each Master Portfolio (exclusive of short-term investments) in issuers of which BGFA is an affiliate, other than the Active Stock and CoreAlpha Bond Master Portfolios, for the year ended December 31, 2008.

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend income	Net realized gain (loss)

LifePath Retirement
iShares Barclays TIPS Bond Fund	294	40	105	229	$22,771,511	$1,666,356	$68,292
iShares Cohen & Steers Realty Majors Index Fund	105	45	109	41	1,827,859	145,352	(1,397,171)
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	184	64	120	2,628,119	84,421	(983,530)
iShares MSCI Canada Index Fund	66	55	13	108	1,890,440	47,462	(124,370)
iShares MSCI EAFE Index Fund	331	224	111	444	19,923,716	765,414	(1,300,785)
iShares MSCI EAFE Small Cap Index Fund	—	96	5	91	2,327,064	19,286	(78,679)
iShares MSCI Emerging Markets Index Fund (a)	129	124	43	210	5,241,827	154,833	(781,929)
iShares S&P MidCap 400 Index Fund	138	134	48	224	11,973,436	194,180	(393,958)
iShares S&P SmallCap 600 Index Fund	90	64	20	134	5,895,384	69,677	(80,789)

					$74,479,356	$3,146,981	$(5,072,919)

LifePath 2010
iShares Barclays TIPS Bond Fund	782	92	261	613	$60,787,080	$4,333,573	$212,835
iShares Cohen & Steers Realty Majors Index	375	105	344	136	5,994,166	464,834	(4,126,681)
iShare FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	564	163	401	8,772,571	259,927	(2,488,709)
iShares MSCI Canada Index Fund	239	133	38	334	5,813,550	142,674	(222,282)
iShares MSCI EAFE Index Fund	1,152	585	373	1,364	61,183,790	2,378,375	129,766
iShares MSCI EAFE Small Cap Index Fund	—	282	15	267	6,855,700	57,618	(287,669)
iShares MSCI Emerging Markets Index Fund (a)	474	264	112	626	15,642,556	494,146	(2,019,308)
iShares S&P MidCap 400 Index Fund	468	303	137	634	33,915,719	585,197	(616,864)
iShares S&P SmallCap 600 Index Fund	283	172	64	391	17,211,392	210,049	(255,328)

					$216,176,524	$8,926,393	$(9,674,240)

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend income	Net realized gain (loss)

LifePath 2020
iShares Barclays TIPS Bond Fund	888	122	359	651	$64,572,987	$5,012,160	$135,919
iShares Cohen & Steers Realty Majors Index Fund	1,004	295	831	468	20,661,572	1,281,939	(8,184,851)
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	1,528	91	1,437	31,410,984	706,294	(1,410,454)
iShares MSCI Canada Index Fund	620	324	80	864	15,065,551	364,085	(37,844)
iShares MSCI EAFE Index Fund	2,992	1,437	851	3,578	160,553,699	6,406,519	(5,756,384)
iShares MSCI EAFE Small Cap Index Fund	—	699	—	699	17,977,795	142,640	—
iShares MSCI Emerging Markets Index Fund (a)	1,192	727	282	1,637	40,871,246	1,312,029	(3,887,461)
iShares S&P MidCap 400 Index Fund	1,150	588	321	1,417	75,757,471	1,412,907	(1,424,496)
iShares S&P SmallCap 600 Index Fund	702	255	161	796	35,010,668	501,781	(763,659)

					$461,881,973	$17,140,354	$(21,329,230)

LifePath 2030
iShares Barclays TIPS Bond Fund	373	91	176	288	$28,611,388	$2,142,580	$(95,334)
iShares Cohen & Steers Realty Majors Index Fund	935	294	748	481	21,241,170	1,213,093	(6,628,262)
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	1,475	—	1,475	32,238,844	675,038	—
iShares MSCI Canada Index Fund	574	290	70	794	13,846,427	336,266	(64,125)
iShares MSCI EAFE Index Fund	2,783	1,250	662	3,371	151,249,456	5,968,835	(5,898,213)
iShares MSCI EAFE Small Cap Index Fund	—	643	—	643	16,527,236	131,131	—
iShares MSCI Emerging Markets Index Fund (a)	1,115	666	252	1,529	38,176,933	1,202,372	(3,459,787)
iShares S&P MidCap 400 Index Fund	1,033	397	202	1,228	65,651,339	1,285,056	(2,168,910)
iShares S&P SmallCap 600 Index Fund	628	345	247	726	31,925,476	456,634	(2,143,192)

					$399,468,269	$13,411,005	$(20,457,823)

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend income	Net realized gain (loss)

LifePath 2040
iShares Barclays TIPS Bond Fund	—	119	38	81	$8,005,393	$312,547	$(396,286)
iShares Cohen & Steers Realty Majors Index Fund	805	261	618	448	19,794,407	1,068,025	(5,937,966)
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	1,327	—	1,327	28,999,432	598,962	—
iShares MSCI Canada Index Fund	479	369	150	698	12,163,003	280,485	(254,377)
iShares MSCI EAFE Index Fund	2,356	1,147	539	2,964	133,015,544	5,151,115	(5,793,101)
iShares MSCI EAFE Small Cap Index Fund	—	563	—	563	14,473,342	111,543	—
iShares MSCI Emerging Markets Index Fund (a)	937	626	231	1,332	33,269,079	1,030,280	(2,815,897)
iShares S&P MidCap 400 Index Fund	853	409	248	1,014	54,200,849	1,084,195	(3,582,666)
iShares S&P SmallCap 600 Index Fund	525	290	213	602	26,486,856	389,099	(1,380,139)

					$330,407,905	$10,026,251	$(20,160,432)

LifePath 2050
iShares Cohen & Steers Realty Majors Index Fund	—	3	—	3	$134,660	$1 ,810	$—
iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund	—	9	—	9	197,877	2,423	(3,873)
iShares MSCI Canada Index Fund	—	8	—	8	142,508	2,313	—
iShares MSCI EAFE Index Fund	—	33	—	33	1,493,094	16,356	(2,804)
iShares MSCI EAFE Small Cap Index Fund	—	6	—	6	150,558	1,174	—
iShares MSCI Emerging Markets Index Fund (a)	—	15	—	15	374,425	4,552	(1,435)
iShares S&P MidCap 400 Index Fund	—	14	—	14	753,679	6,741	—
iShares S&P SmallCap 600 Index Fund	—	8	—	8	367,400	2,536	—

					$3,614,201	$37,905	$(8,112)

(a)	Shares were adjusted to reflect a three-for-one stock split effective July 24, 2008.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2008, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

3. Investment portfolio transactions

Investment transactions (excluding short-term investments and investments in any underlying Master Portfolios) for the Master Portfolios for the year ended December 31, 2008 were as follows:

	U.S. Government Obligations		Other Securities

Master Portfolio	Purchases	Sales	Purchases	Sales
S&P 500 Index	$—	$—	$194,214,804	$269,338,804
LifePath Retirement	—	—	48,587,230	33,585,752
LifePath 2010	—	—	123,019,292	99,799,276
LifePath 2020	—	—	288,049,710	205,581,035
LifePath 2030	—	—	259,809,519	160,878,807
LifePath 2040	—	—	246,678,185	130,843,093
LifePath 2050	—	—	4,475,318	17,639
Active Stock	—	—	1,598,346,663	1,588,736,737
CoreAlpha Bond	4,578,415,017	4,702,983,983	580,896,916	597,037,265

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan plus accrued interest, if any. The risks to the Master Portfolios of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

As of December 31, 2008, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BGFA. The market value of the securities on loan as of December 31, 2008 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolios’ Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. Recently issued accounting pronouncement

In March 2008, the FASB issued Financial Accounting Standards Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures for derivative instruments and hedging activities and is effective for fiscal years and interim periods beginning after November 15, 2008. MIP is currently evaluating the impact the adoption of FAS 161 will have on the Master Portfolios’ financial statement disclosures.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

6. Financial highlights

Financial highlights for the Master Portfolios were as follows:

Master Portfolio	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
S&P 500 Index
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	0.05%	0.05%	n/a	n/a
Ratio of net investment income to average net assets	2.32%	1.98%	1.93%	1.84%	1.91%
Portfolio turnover rate (a)	8%	7%	14%	10%	14%
Total return	(36.86)%	5.54%	15.75%	4.87%	10.82%

(a) Portfolio turnover rates include in-kind transactions, if any.

Master Portfolio	Year ended December 31, 2008 (a)	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004 (b)
LifePath Retirement
Ratio of expenses to average net assets (c)	0.27%	0.27%	0.28%	0.31%	0.31%
Ratio of expenses to average net assets prior to expense reductions (d)	0.61%	0.61%	0.61%	0.65%	0.60%
Ratio of net investment income to average net assets (c)	3.81%	3.87%	3.80%	3.24%	2.46%
Portfolio turnover rate (e)	11%	6%	10%	11%	138	%(f)
Total return	(14.54)%	5.00%	9.30%	4.82%	6.85%
LifePath 2010
Ratio of expenses to average net assets (c)	0.26%	0.27%	0.27%	0.30%	0.30%
Ratio of expenses to average net assets prior to expense reductions (d)	0.60%	0.60%	0.60%	0.64%	0.59%
Ratio of net investment income to average net assets (c)	3.68%	3.63%	3.49%	2.96%	2.32%
Portfolio turnover rate (e)	12%	7%	12%	12%	130	%(f)
Total return	(16.50)%	4.68%	10.65%	5.70%	7.88%
LifePath 2020
Ratio of expenses to average net assets (c)	0.23%	0.25%	0.25%	0.28%	0.29%
Ratio of expenses to average net assets prior to expense reductions (d)	0.57%	0.58%	0.58%	0.62%	0.57%
Ratio of net investment income to average net assets (c)	3.18%	3.01%	2.91%	2.53%	2.05%
Portfolio turnover rate (e)	13%	7%	16%	17%	140	%(f)
Total return	(24.92)%	3.84%	13.51%	7.04%	9.77%

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year ended December 31, 2008 (a)		Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004 (b)
LifePath 2030
Ratio of expenses to average net assets (c)	0.21%		0.23%	0.24%	0.26%	0.28%
Ratio of expenses to average net assets prior to expense reductions (d)	0.55%		0.57%	0.57%	0.60%	0.56%
Ratio of net investment income to average net assets (c)	2.82%		2.57%	2.49%	2.22%	1.93%
Portfolio turnover rate (e)	13%		7%	22%	24%	138	%(f)
Total return	(30.53)%		3.14%	15.62%	8.13%	11.28%
LifePath 2040
Ratio of expenses to average net assets (c)	0.19%		0.22%	0.23%	0.26%	0.28%
Ratio of expenses to average net assets prior to expense reductions (d)	0.53%		0.56%	0.56%	0.59%	0.56%
Ratio of net investment income to average net assets (c)	2.52%		2.20%	2.17%	1.96%	1.74%
Portfolio turnover rate (e)	14%		8%	29%	38%	147	%(f)
Total return	(34.90)%		2.53%	17.47%	8.74%	11.93%
LifePath 2050
Ratio of expenses to average net assets (g)(c)	0.17%		n/a	n/a	n/a	n/a
Ratio of expenses to average net assets prior to expense reductions (g)(d)	1.11%		n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets (g)(c)	3.05%		n/a	n/a	n/a	n/a
Portfolio turnover rate (e)	0	%(h)	n/a	n/a	n/a	n/a
Total return	(31.93	)%(i)	n/a	n/a	n/a	n/a
Active Stock
Ratio of expenses to average net assets (g)	0.32%		0.34%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expense reductions	0.35%		0.35%	0.35%	n/a	n/a
Ratio of net investment income to average net assets (g)	1.96%		1.70%	1.64%	1.50%	1.57%
Portfolio turnover rate (e)	98%		80%	65%	54%	70%
Total return	(36.65)%		0.58%	15.65%	8.79%	10.40	%(i)
CoreAlpha Bond
Ratio of expenses to average net assets (g)	0.36%		0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expense reductions	0.36%		0.36%	0.36%	n/a	n/a
Ratio of net investment income to average net assets (g)	4.47%		5.18%	5.11%	4.19%	3.08%
Portfolio turnover rate (e)	351%		466%	301%	270%	313%
Total return	3.62%		5.10%	4.36%	1.98%	1.30	%(i)

(a)    For the period from June 30, 2008 (commencement of operations) to December 31, 2008 for the LifePath 2050 Master Portfolio.

(b)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(c)    The expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios. The ratio does not reflect the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees charged to the IMMF and the iShares exchange-traded funds. The expense ratio does reflect BGFA’s/BGI’s waiver/credit of the pro rata advisory and administration fees charged to all the Underlying Funds. (See Note 2 above)

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

(d)    The expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios.

(e)    Portfolio turnover rates include in-kind transactions, if any.

(f)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(g)    Annualized for periods of less than one year.

(h)    Rounds to less than 1%.

(i)    Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and

Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (collectively, the “Master Portfolios”), at December 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2009

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP; also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc. and oversees 203 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 26 portfolios within the fund complex. The address for each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, California 94105.

MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolios’ Trustees and Officers may be found in Part B of the Master Portfolios’ Registration Statements, which are available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
*Lee T. Kranefuss, 47	Trustee (since 2001) and Chairperson of the Board (since 2007).

Global Chief Executive Officer (since 2008) of iShares/Intermediary Groups of BGI; Chief Executive Officer (2005-2008) of iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services.

Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

*H. Michael Williams, 48	Trustee and President (since 2007).	Vice Chairman (since 2008) of Capital Markets, BGI; Head (2006-2008) of Global Index and Markets Group of BGI; Global Head (2002-2006) of Securities Lending of BGI.	Trustee (since 2007) of BGIF; Trustee (since 2007), University of California Berkeley Foundation.

*     Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act.).

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Independent Trustees

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Mary G. F. Bitterman, 64	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes.

Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Immediate Past Chairman (since 2005) of the Board of PBS (Public Broadcasting Service).

A. John Gambs, 63	Trustee and Chairperson of the Audit Committee (since 2006).	Retired.	Trustee (since 2006) of BGIF.

Hayne E. Leland, 67	Trustee (since 2007).	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	Trustee (since 2007) of BGIF.

Jeffrey M. Lyons, 53	Trustee (since 2007).	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001-2004) of Asset Management Division of Charles Schwab & Co.	Trustee (since 2007) of BGIF.

Wendy Paskin-Jordan, 52	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Advisory Board Member (2006-2008) of Healthy Handfuls (natural food company); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).

Trustee (since 2006) of BGIF;

Director (since 2001) of the California State Automobile Association; Director (2001-2008) of Maier Siebel Baber; Director (since 2008) of RPF Fund II, RPF Fund IV and RPF Fund V.

Leo Soong, 62	Trustee (since 2000) and Lead Independent Trustee (since 2006)	Senior Advisor (since 1997) and Managing Director (1989-2008) of CG Roxane LLC (water company); Senior Advisor (since 1997) of Crystal Geyser Water Co. (water company); President (2002-2008) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies).	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Officers

Name, Age	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Geoffrey D. Flynn, 52	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer (since 2008) of U.S. iShares, BGI; Director (2007-2008) of Mutual Fund Operations of BGI; President (2003-2007) of Van Kampen Investors Services; Managing Director (2002-2007) of Morgan Stanley; President (2002-2007) of Morgan Stanley Trust, FSB.	None.

Jack Gee, 49	Treasurer and Chief Financial Officer (since 2008).	Director (since 2004) of Fund Administration of Intermediary Investor Business of BGI; Treasurer and Chief Financial Officer (2004) of Parnassus Investments.	None.

Eilleen M. Clavere, 56	Secretary (since 2007).	Director (since 2006) of Legal Administration of Intermediary Investor Business of BGI; Legal Counsel and Vice President (2005-2006) of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.; Counsel (2001-2005) of Kirkpatrick & Lockhart LLP.	None.

Ira P. Shapiro, 45	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel (since 2004) of BGI; First Vice President (1993-2004) of Merrill Lynch Investment Managers.	None.

David Lonergan, 38	Vice President (since 2007).	Head (since 2002) of U.S. Cash Management of BGI.	None.

Alan Mason, 48	Vice President (since 2007).	Global Head (since 2008) of Portfolio Management, Client Solutions; Head (2006-2008) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI.	None.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
CHICAGO, IL
PERMIT NO. 6065

FORWARDING SERVICE REQUESTED

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930
statefarm.com®

2-2009
120-6345 a.8-CH AP2009/01/2093 Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of nine series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant's Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 430,699

Billed to registrant for fiscal year ending December 31, 2007: $ 386,819

The audit fees for December 31, 2008 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 0

Billed to registrant for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 0

Billed for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 74,500

Billed to registrant for fiscal year ending December 31, 2007: $ 70,692

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2007, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 38,000

Billed for fiscal year ending December 31, 2007: $ 6,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed (or in the case of the 2008 amount, inclusive of an amount accrued and to be billed) to registrant’s dividend disbursing agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the presentation of a federal tax issue to the Internal Revenue Service on behalf of the registrant by the registrant’s independent registered public accountant. The amount shown for the year ending December 31, 2007 is revised from the amount shown for such period on the registrant’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period ended December 31, 2007.

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 0

Billed to registrant for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 25,000

Billed for fiscal year ending December 31, 2007: $ 36,300

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2008:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2007:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2008:	not applicable	33.8%	100%
Fiscal year ending December 31, 2007:	not applicable	7.8%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2008:     $ 74,500

Fiscal year ending December 31, 2007:     $ 70,692

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2008:     $ 63,000

Fiscal year ending December 31, 2007:     $ 42,300

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2008:     $ 0

Fiscal year ending December 31, 2007:     $ 0

(h)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant's disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) (as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By                         /s/ EDWARD B. RUST, JR.

Edward B. Rust, Jr.

President

Date March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By                         /s/ EDWARD B. RUST, JR.

Edward B. Rust, Jr.

President

Date March 9, 2009

By                         /s/ MICHAEL L. TIPSORD

Michael L. Tipsord

Senior Vice President and Treasurer

Date March 9, 2009